WORLD EQUITY BENCHMARK SHARESSM
                              WEBS INDEX FUND, INC.



WEBS Index Fund, Inc. is an index fund consisting of separate series, each of which seeks investment results similar to the performance of a single stock market or all of the stock markets in a geographic region.


Australia WEBS Index Series                   Malaysia (Free) WEBS Index Series
Austria WEBS Index Series                     Mexico (Free) WEBS Index Series
Belgium WEBS Index Series                     Netherlands WEBS Index Series
Brazil (Free) WEBS Index Series               Singapore (Free) WEBS Index Series
Canada WEBS Index Series                      South Africa WEBS Index Series
EMU WEBS Index Series                         Spain WEBS Index Series
France WEBS Index Series                      Sweden WEBS Index Series
Germany WEBS Index Series                     Switzerland WEBS Index Series
Hong Kong WEBS Index Series                   Taiwan WEBS Index Series
Italy WEBS Index Series                       United Kingdom WEBS Index Series
Japan WEBS Index Series                       USA WEBS Index Series
Korea WEBS Index Series


The WEBS Index Series Shares, known as "World Equity Benchmark SharesSM" or "WEBSSM", are listed for trading on the American Stock Exchange LLC. Individual WEBS are not redeemable at their net asset value, but trade on the AMEX during the day at prices that are normally close to, but not the same as, their net asset value. There is no assurance that an active trading market will be maintained for WEBS or that market prices of WEBS of any WEBS Index Series will be close to their net asset values in the future. Each WEBS Index Series issues and redeems WEBS on a continuous basis -- at net asset value -- only in large specified numbers of WEBS called "Creation Units", usually in exchange for a basket of portfolio securities and an amount of cash. Except when aggregated in Creation Units, WEBS are not redeemable securities.

The WEBS of the Brazil (Free), EMU, Korea, Taiwan, South Africa, and USA WEBS Index Series are not listed on the AMEX and are not being offered for sale as of the date of this prospectus. This prospectus will be supplemented when one or more of these WEBS Index Series commences operations.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the SEC determined whether the information in this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.



                                   PROSPECTUS
                                DECEMBER 30, 1999



                                         TABLE OF CONTENTS


                                         INTRODUCTION.............................................................3

                                         INVESTMENT OBJECTIVE.....................................................3

                                         PRINCIPAL INVESTMENT STRATEGIES..........................................3

                                         PRINCIPAL RISK FACTORS...................................................4


                                         FEES AND EXPENSES........................................................5

Details on each WEBS Index Series'       THE WEBS INDEX SERIES
market, benchmark index and
performance
                                            Australia WEBS Index Series...........................................7
                                            Austria WEBS Index Series.............................................8
                                            Belgium WEBS Index Series.............................................9
                                            Brazil (Free) WEBS Index Series......................................10
                                            Canada WEBS Index Series.............................................11
                                            EMU WEBS Index Series................................................12
                                            France WEBS Index Series.............................................13
                                            Germany WEBS Index Series............................................14
                                            Hong Kong WEBS Index Series..........................................15
                                            Italy WEBS Index Series..............................................16
                                            Japan WEBS Index Series..............................................17
                                            Korea WEBS Index Series..............................................18
                                            Malaysia (Free) WEBS Index Series....................................19
                                            Mexico (Free) WEBS Index Series......................................20
                                            Netherlands WEBS Index Series........................................21
                                            Singapore (Free) WEBS Index Series...................................22
                                            South Africa WEBS Index Series.......................................23
                                            Spain WEBS Index Series..............................................24
                                            Sweden WEBS Index Series.............................................25
                                            Switzerland WEBS Index Series........................................26
                                            Taiwan WEBS Index Series.............................................27
                                            United Kingdom WEBS Index Series.....................................28
                                            USA WEBS Index Series................................................29

                                         INVESTMENT POLICIES AND STRATEGIES......................................30


                                         ADDITIONAL RISK CONSIDERATIONS..........................................32

Details on the management and            MANAGEMENT
operations of the WEBS Index Series
                                            Investment Adviser...................................................35
                                            Service Provider Chart...............................................36

Details on buying and selling WEBS       SHAREHOLDER INFORMATION


                                            Determination of Net Asset Value.....................................37
                                            Buying and Selling WEBS..............................................37
                                            Dividends and Capital Gains Distributions............................38
                                            Tax Matters..........................................................38


Details on the Rule 12b-1                DISTRIBUTION ARRANGEMENTS...............................................39
Distribution Plan


Per share financial data for each        FINANCIAL HIGHLIGHTS....................................................40
WEBS Index Series

INTRODUCTION
This Prospectus provides you with information you need to make an informed decision about whether to invest in a WEBS Index Series of the WEBS Fund. It is organized to provide you with important facts about the WEBS Fund as a whole and each particular WEBS Index Series. The Investment Objective, Principal Investment Strategies and Principal Risk Factors sections discuss the general strategies and risks applicable to all WEBS Index Series, while the WEBS Index Series section provides important information about each particular WEBS Index Series, including a brief description of its benchmark index, specific risks associated with a particular market or region and prior performance.

INVESTMENT OBJECTIVE
Each WEBS Index Series seeks investment results similar to the performance of a single stock market or all of the stock markets in a geographic region. The performance of these markets is measured by stock indices compiled by Morgan Stanley Capital International Inc. ("MSCI"), and calculated based on the reinvestment of net dividends (gross dividends in the case of the MSCI Mexico
(Free) Index).

PRINCIPAL INVESTMENT STRATEGIES
Unlike many investment companies, a WEBS Index Series does not attempt to "beat" the market or its benchmark index. Instead, it uses a "passive," or indexing, investment approach to try to produce investment results that come as close as possible to matching the performance of its benchmark index. The WEBS Index Series do this by investing in a representative sample of index stocks that the investment adviser selects using a "portfolio sampling" technique. However, most WEBS Index Series don't usually invest in all of the stocks of a benchmark index. Some WEBS Index Series may even invest in stocks that are not in its benchmark index. The benchmark indices used by the WEBS Index Series are compiled by MSCI.


The use of an indexing approach may eliminate some of the risks of active management such as poor stock selection. An indexing approach may also help increase after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.


One negative feature of indexing is that the WEBS Fund's investment adviser can't change a strategy even if it would be beneficial to do so. For example, a WEBS Index Series would not ordinarily sell a stock because its issuer was in financial trouble. It would normally only sell a stock if the stock was removed from a WEBS Index Series' benchmark index by MSCI or if the investment adviser believes that selling the stock would make a WEBS Index Series' performance more like that of its benchmark index.

Under each WEBS Index Series' industry concentration policy, the industry weightings in a WEBS Index Series must be within 10% of the weightings of the two most heavily weighted industries in its benchmark index.

WEBS are designed for investors who want a relatively inexpensive passive approach to investing in a portfolio of stocks from a single country or region. International diversification is a generally recognized way to reduce investment portfolio risk. Also, many of the foreign stocks in WEBS Index Series, other than the USA WEBS Index Series, are difficult to purchase or hold, or are, as a practical matter, not available to retail investors.


WEBS Index Series offers investors a convenient way to obtain index-based exposure to the stock markets of a specific country or region. The prices of WEBS may be volatile. Therefore, if you purchase WEBS, you should be able to tolerate sudden, or even drastic, changes in the value of your investment. We can not assure that any WEBS Index Series will achieve its investment objective, and you should understand that your investment, other than an investment in the USA WEBS Index Series, will be exposed to the risks of international equity investing.


Each WEBS Index Series issues and redeems WEBS on a continuous basis - at net asset value - only in large specified numbers of WEBS called "Creation Units" usually in exchange for a basket of portfolio securities and an amount of cash. As a practical matter, only large institutions purchase or redeem Creation Units of WEBS. Information about the fees paid when they do this is included in the Statement of Additional Information. Except when aggregated in Creation Units, WEBS are not redeemable securities.

PRINCIPAL RISK FACTORS
You may lose money by investing in a WEBS Index Series. Each WEBS Index Series is also subject to the following principal risks, more fully described in the Additional Risk Considerations section in this prospectus. Additional risks associated with a particular market or region in which a WEBS Index Series invests are discussed under each WEBS Index Series' profile in The WEBS Index Series section. Some or all of these risks may adversely affect a WEBS Index Series' net asset value, yield, total return and/or its ability to achieve its objective:

|X| Market Risk. The net asset value of a WEBS Index Series will change with changes in the market value of the stocks it holds.


|X| Foreign Security Risk. Each WEBS Index Series (except for the USA WEBS Index Series) invests entirely within the equity markets of a single country or region. These markets are subject to special risks associated with foreign investment including, but not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; less publicly available information about issuers; the imposition of taxes; exchange controls; higher transaction and custody costs; settlement delays and risk of loss; difficulties in enforcing contracts; less liquidity and smaller market capitalizations; lesser regulation of securities markets; different accounting and disclosure standards; governmental interference; higher inflation; and social, economic and political uncertainties and the risk of expropriation of assets.

|X| Management Risk. Because a WEBS Index Series does not fully replicate its benchmark index and may hold non-index stocks, it is subject to management risk. This is the risk that the investment advisor's strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.


|X| Currency Risk. Because each WEBS Index Series' net asset value is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of a WEBS Index Series' holdings goes up.


|X| Emerging Market Risk. Some foreign markets in which WEBS Index Series invest are considered to be emerging market countries. Investment in these countries subjects a WEBS Index Series to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market. The following WEBS Index Series invest in emerging markets: Brazil (Free), Korea, Malaysia (Free), Mexico (Free), South Africa and Taiwan WEBS Index Series.


|X| Non-Diversification Risk. Each WEBS Index Series (except for the EMU, Canada, Japan, United Kingdom and USA WEBS Index Series) is classified as "non-diversified." This means that these WEBS Index Series may invest most of their assets in securities issued by a small number of companies. As a result, these WEBS Index Series are more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.


|X| Trading Risk. While the creation/redemption feature of WEBS is designed to make it likely that WEBS will trade close to their net asset value, disruptions to creations and redemptions (as has occurred because of Malaysia's capital controls) may result in trading prices that differ significantly from net asset value. Also, there can be no assurance that an active trading market will exist for WEBS of each series on the AMEX.

|X| Year 2000. Computer system failures at the WEBS Fund's service providers could have a negative impact on the WEBS Fund and each WEBS Index Series' operations, including the handling of securities trades, pricing and shareholder transactions. The Year 2000 problem could also adversely affect many of the companies whose stocks are held by the various WEBS Index Series.

FEES AND EXPENSES

If you invest in a WEBS Index Series, you will pay various expenses, either directly or indirectly. The following tables and examples describe the fees and expenses that you may pay if you buy and hold WEBS of a WEBS Index Series.

Shareholder Transaction Fees (fees paid directly from your investment). When buying or selling WEBS of a WEBS Index Series through a broker, you will incur customary brokerage commissions and charges.

Annual Series Operating Expenses (expenses that are deducted from the Series' assets). For the WEBS Index Series that have commenced investment operations, total annual Series operating expenses are based on actual expenses accrued by those Series for the fiscal year ended August 31, 1999.

                                                                                  Brazil
WEBS Index Series                        Australia     Austria      Belgium       (Free)*      Canada        EMU*
--------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Management fees.......................     0.27%        0.27%        0.27%         0.50%        0.27%        0.27%
Distribution (Rule 12b-1) fees........     0.20%        0.20%        0.20%         0.20%        0.20%        0.20%
Other expenses........................     0.53%        0.84%        0.77%         0.79%        0.76%        0.64%
                                           -----        -----        -----         -----        -----        -----
Total annual Series operating expenses     1.00%        1.31%        1.24%         1.49%        1.23%        1.11%
                                           =====        =====        =====         =====        =====        =====

                                                                       Hong
WEBS Index Series                         France       Germany         Kong          Italy
--------------------------------------- ------------ ------------  ------------  ------------
Management fees.......................     0.27%        0.27%          0.27%         0.27%
Distribution (Rule 12b-1) fees........     0.20%        0.20%          0.20%         0.20%
Other expenses........................     0.59%        0.53%          0.54%         0.56%
                                           -----        -----          -----         -----
Total annual Series operating expenses     1.06%        1.00%          1.01%         1.03%
                                           =====        =====          =====         =====

                                                                    Malaysia      Mexico
WEBS Index Series                          Japan       Korea*        (Free)       (Free)     Netherlands
--------------------------------------- ------------ ------------ ------------- ------------ -------------
Management fees.......................     0.27%        0.50%        0.27%         0.27%        0.27%
Distribution (Rule 12b-1) fees........     0.20%        0.20%        0.20%         0.20%        0.20%
Other expenses........................     0.47%        0.64%        0.96%         0.79%        0.60%
                                           -----        -----        -----         -----        -----
Total annual Series operating expenses     0.94%        1.34%        1.43%         1.26%        1.07%
                                           =====        =====        =====         =====        =====

                                         Singapore      South
WEBS Index Series                         (Free)       Africa*      Spain       Sweden      Switzerland     Taiwan*
--------------------------------------- ------------ ------------ ---------- -------------- ------------- ------------
Management fees.......................     0.27%        0.50%       0.27%        0.27%         0.27%         0.50%
Distribution (Rule 12b-1) fees........     0.20%        0.20%       0.20%        0.20%         0.20%         0.20%
Other expenses........................     0.50%        0.57%       0.57%        0.66%         0.62%         0.78%
                                           -----        -----       -----        -----         -----         -----
Total annual Series operating expenses     0.97%        1.27%       1.04%        1.13%         1.09%         1.48%
                                           =====        =====       =====        =====         =====         =====

                                              United
WEBS Index Series                             Kingdom              USA*
---------------------------------------  ------------------ -------------------
Management fees.......................         0.27%              0.27%
Distribution (Rule 12b-1) fees........         0.20%              0.20%
Other expenses........................         0.50%              0.53%
                                               -----              -----
Total annual Series operating expenses         0.97%              1.00%
                                               =====              =====

* As of the date of this prospectus, this Series has not started investment operations. Therefore, these expenses are based on estimated expenses the Series expects to incur for the current fiscal year. Fees paid to the administrator are included in "other expenses" and are estimated based on assumed average daily net assets of $50 million for each of the Brazil (Free), EMU, Korea, South Africa, Taiwan and USA WEBS Index Series.

Example of Expenses

These examples are intended to help you compare the cost of investing in a WEBS Index Series with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, a 5% total return each year with no changes in operating expenses and redemption at the end of each period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

WEBS Index Series                 1 Year     3 Years         5 Years      10 Years
                                   ($)           ($)           ($)          ($)
------------------------------ ------------- ------------- ------------ -------------
Australia                         119.80         335.80       569.20       1,238.30
Austria                           170.70         451.60       753.20       1,608.30
Belgium                           174.30         440.40       726.60       1,539.90
Brazil (Free)                     291.20         607.80        N/A          N/A
Canada                            170.20         434.30       718.30       1,525.80
EMU                               108.70         323.20        N/A          N/A
France                            122.10         350.80       597.60       1,303.80
Germany                           109.30         325.40       558.90       1,228.40
Hong Kong                         188.00         405.40       640.20       1,313.20
Italy                             118.10         340.50       580.60       1,268.40
Japan                             113.10         316.40       536.30       1,168.20
Korea                             273.90         559.60       N/A          N/A
Malaysia (Free)                   344.60         648.00       973.00       1,890.30
Mexico (Free)                     160.00         430.50       721.30       1,547.20
Netherlands                       141.90         372.50       621.30       1,332.90
Singapore (Free)                  160.50         369.60       595.80       1,244.90
South Africa                      186.90         459.20       N/A          N/A
Spain                             130.20         354.60       596.90       1,290.40
Sweden                            145.00         388.30       650.50       1,398.60
Switzerland                       133.40         368.40       621.80       1,235.90
Taiwan                            277.90         592.70       N/A          N/A
United Kingdom                    122.10         331.70       558.30       1,208.60
USA                               109.50         325.60       N/A          N/A

The above examples are for illustration purposes only and are not a representation of the Series' actual expenses and returns, either past or future.

                              THE WEBS INDEX SERIES

AUSTRALIA WEBS INDEX SERIES
CUSIP:  92923H 10 3                      AMEX Trading Symbol:  EWA


SERIES INVESTMENT OBJECTIVE
The Australia WEBS Index Series (the "Series") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Australian market, as measured by the MSCI Australia Index (the "Index").



BENCHMARK INDEX INFORMATION
The Index consists of 55 stocks traded primarily on the Australian Stock Exchange. As of August 31, 1999, the Index's three largest stocks were Telstra Corp., National Australia Bank and Broken Hill Proprietary Co. (which comprise 12.39%, 10.37% and 8.67%, respectively, of the Index's market capitalization) and its three largest industries were banking, broadcasting & publishing and telecommunications (which comprise 15.61%, 13.27% and 12.39%, respectively, of the Index's market capitalization).


PRIOR PERFORMANCE

The chart and table below give you a picture of the Series' long-term performance. The information shows you how the Series' performance has varied year by year and provides some indication of the risks of investing in the Series.


                       Annual Total Returns as of 12/31/98



                              1997           1998
                             ------         ------

                            (10.19%)         2.18%



                   1999 Total Return as of September 30: 9.58%



                      Best Quarter                                              Worst Quarter
                      ------------                                              -------------
                         13.59%                                                   (12.94%)
            (Quarter ended December 31, 1998)                         (Quarter ended December 31, 1997)


Average Annual Total Returns as of 12/31/98 - Comparison

                                                     1 Year                 Since Inception (3/12/96)
                                                     ------                 ------------------------
Australia Series                                      2.18%                          1.09%
MSCI Australia Index                                  6.07%                          2.23%

Past performance is not necessarily an indicator of how the Series will perform in the future.

AUSTRIA WEBS INDEX SERIES
CUSIP:  92923H 20 2                      AMEX Trading Symbol:  EAO


SERIES INVESTMENT OBJECTIVE
The Austria WEBS Index Series (the "Series") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Austrian market, as represented by the MSCI Austria Index (the "Index").



BENCHMARK INDEX INFORMATION
The Index consists of 19 stocks traded primarily on the Vienna Stock Exchange. As of August 31, 1999, the Index's three largest stocks were Bank Austria, Verbund Oesterreich Elektrik A and OMV Ag (which comprise 25.74%, 19.79% and 11.59%, respectively, of the Index's market capitalization) and its three largest industries were banking, utilities (electrical & gas) and energy sources (which comprise 25.74%, 19.79% and 11.59%, respectively, of the Index's market capitalization).


PRIOR PERFORMANCE

The chart and table below give you a picture of the Series' long-term performance. The information shows you how the Series' performance has varied year by year and provides some indication of the risks of investing in the Series.


                       Annual Total Returns as of 12/31/98



                              1997           1998
                             ------         ------

                             1.05%          (1.83)%

                 1999 Total Return as of September 30: (10.26%)


                      Best Quarter                                              Worst Quarter
                      ------------                                              -------------
                         12.76%                                                   (23.45%)
             (Quarter ended March 31, 1998)                          (Quarter ended September 30, 1998)

As of 12/31/98
Average Annual Total Returns as of 12/31/98- Comparison

                                                     1 Year               Since Inception (3/12/96)
                                                     ------               ------------------------
Austria Series                                       (1.83%)                      (1.26%)
MSCI Austria Index                                    0.35%                        1.52%

Past performance is not necessarily an indicator of how the Series will perform in the future.

BELGIUM WEBS INDEX SERIES
CUSIP:  92923H 30 1                      AMEX Trading Symbol:  EWK


SERIES INVESTMENT OBJECTIVE
The Belgium WEBS Index Series (the "Series") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Belgian market, as measured by the MSCI Belgium Index (the "Index").

BENCHMARK INDEX INFORMATION
The Index consists of 16 stocks traded primarily on the Brussels Stock Exchange. As of August 31, 1999, the Index's three largest stocks were Fortis Belgium, Electrabel and KBC Bancassurance (which comprise 22.70%, 16.80% and 15.36%, respectively, of the Index's market capitalization) and its three largest industries were utilities (electrical & gas), insurance and banking (which comprise 31.13%, 22.70% and 15.36%, respectively, of the Index's market capitalization).


PRIOR PERFORMANCE

The chart and table below give you a picture of the Series' long-term performance. The information shows you how the Series' performance has varied year by year and provides some indication of the risks of investing in the Series.


                       Annual Total Returns as of 12/31/98



                              1997           1998
                             ------         ------

                             11.84%         51.69%



                 1999 Total Return as of September 30: (16.88%)

                      Best Quarter                                              Worst Quarter
                      ------------                                              -------------
                         17.78%                                                   (5.56%)
            (Quarter ended December 31, 1998)                          (Quarter ended September 30, 1998)

As of 12/31/98
Average Annual Total Returns - Comparison


                                                     1 Year                Since Inception (3/12/96)
                                                     ------                ------------------------
Belgium Series                                       51.69%                         24.45%
MSCI Belgium Index                                   67.75%                         30.77%



Past performance is not necessarily an indicator of how the Series will perform in the future.

BRAZIL (FREE) WEBS INDEX SERIES
CUSIP: N/A                                  AMEX Trading Symbol:  N/A

The WEBS of the Brazil (Free) WEBS Index Series are not listed on the AMEX and are not being offered for sale to the public as of the date of this prospectus.


SERIES INVESTMENT OBJECTIVE
The Brazil (Free) WEBS Index Series (the "Series") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Brazilian market, as measured by the MSCI Brazil (Free) Index (the "Index").



BENCHMARK INDEX INFORMATION
The Index consists of 65 stocks traded primarily on the Bolsa de Valores de Sao Paulo. As of August 31, 1999, the Index's three largest stocks Vale Do Rio Doce Pna, Eletrobras On and Petrobras Pn (which comprise 12.73%, 10.41% and 8.93%, respectively, of the Index's market capitalization) and its three largest industries were telecommunications, utilities (electrical & gas) and metals (steel) (which comprise 27.69%, 18.06% and 16.94%, respectively, of the Index's market capitalization).



SERIES-SPECIFIC RISKS
In addition to the principal risk factors referred to elsewhere in this prospectus, you should know that Brazil has in recent history experienced substantial economic instability resulting from, among other things, periods of very high inflation and signifigant devaluations of the Brazilian currency. Brazil also has suffered from chronic structural public sector deficits. Such challenges have contributed to high price volitility in the Brazilian equity markets.


PRIOR PERFORMANCE

As of the date of this prospectus, the Brazil (Free) WEBS Index Series has not started investment operations, and therefore no prior performance information is available.

CANADA WEBS INDEX SERIES
CUSIP:  92923H 40 0                      AMEX Trading Symbol:  EWC


SERIES INVESTMENT OBJECTIVE
The Canada WEBS Index Series (the "Series") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Canadian market, as measured by the MSCI Canada Index (the "Index").

BENCHMARK INDEX INFORMATION
The Index consists of 75 stocks traded primarily on the Toronto Stock Exchange. As of August 31, 1999, the Index's three largest stocks were Nortel Netwks, BCE Inc. and Seagram Co. (which comprise 16.19%, 8.82% and 6.24%, respectively, of the Index's market capitalization) and its three largest industries were electrical & electronics, banking and energy sources (which comprise 17.63%, 13.17% and 12.25%, respectively, of the Index's market capitalization).


PRIOR PERFORMANCE

The chart and table below give you a picture of the Series' long-term performance. The information shows you how the Series' performance has varied year by year and provides some indication of the risks of investing in the Series.


                       Annual Total Returns as of 12/31/98


                              1997           1998
                             ------         ------

                             10.91%         (6.47%)



                  1999 Total Return as of September 30: 20.33%

                      Best Quarter                                              Worst Quarter
                      ------------                                              -------------
                         14.39%                                                   (24.40%)
            (Quarter ended December 31, 1998)                        (Quarter ended September 30, 1998)


As of 12/31/98
Average Annual Total Returns - Comparison



                                                     1 Year                Since Inception (3/12/96)
                                                     ------                ------------------------
Canada Series                                        (6.47%)                         8.48%
MSCI Canada Index                                    (6.14%)                         9.58%


Past performance is not necessarily an indicator of how the Series will perform in the future.

EMU WEBS INDEX SERIES
CUSIP: N/A                                  AMEX Trading Symbol: N/A

The WEBS of the EMU WEBS Index Series are not listed on the AMEX and are not being offered for sale to the public as of the date of the prospectus.


SERIES INVESTMENT OBJECTIVE
The EMU WEBS Index Series (the "Series") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the European Monetary Union (EMU) markets, as measured by the MSCI EMU Index (the "Index").

BENCHMARK INDEX INFORMATION
The Index is comprised of 332 stocks from the following ten countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands, Portugal and Spain. As of August 31, 1999, the Index's three largest stocks were Royal Dutch Petroleum Co., Deutsche Telekom and Nokia Corp. (which comprise 4.42%, 3.61% and 3.39%, respectively, of the Index's market capitalization) and its three largest industries were telecommunications, banking and energy sources (which comprise 14.90%, 12.72% and 10.10%, respectively, of the Index's market capitalization).

SERIES-SPECIFIC RISKS
In addition to the pricipal risk factors referred to elsewhere in this prospectus, you should know that EMU was implemented only recently (January 1, 1999) and it is anticipated that additional countries will join the system over time. Also, it is possible that countries may withdraw from EMU or that EMU may be abandoned at some future time. Any change to EMU may adversely affect the investment performance of the Series. If EMU were to be abandoned the Board of Directors would propose a change in the investment objective of the Series or cause its liquidation.


PRIOR PERFORMANCE

As of the date of this prospectus, the EMU WEBS Index Series has not started investment operations, and therefore no prior performance information is available.

FRANCE WEBS INDEX SERIES
CUSIP:  92923H 50 9                      AMEX Trading Symbol:  EWQ


SERIES INVESTMENT OBJECTIVE
The France WEBS Index Series (the "Series") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the French market, as measured by the MSCI France Index (the "Index").

BENCHMARK INDEX INFORMATION
The Index consists of 65 stocks traded primarily on the Paris Stock Exchange. As of August 31, 1999, the Index's three largest stocks were France Telecom, Elf Aquitaine and Total Fina (which comprise 10.07%, 6.13% and 5.70%, respectively, of the Index's market capitalization) and its three largest industries were health & personal care, energy sources and business & public services (which comprise 12.07%, 11.82% and 11.32%, respectively, of the Index's market capitalization).


PRIOR PERFORMANCE

The chart and table below give you a picture of the Series' long-term performance. The information shows you how the Series' performance has varied year by year and provides some indication of the risks of investing in the Series.


                       Annual Total Returns as of 12/31/98



                              1997           1998
                             ------         ------

                             11.47%         40.78%



                   1999 Total Return as of September 30: 6.81%

                      Best Quarter                                              Worst Quarter
                      ------------                                              -------------
                         23.51%                                                   (16.16%)
             (Quarter ended March 31, 1998)                          (Quarter ended September 30, 1998)


As of 12/31/98
Average Annual Total Returns - Comparison



                                                     1 Year                Since Inception (3/12/96)
                                                     ------                ------------------------
France Series                                        40.78%                         25.05%
MSCI France Index                                    41.54%                         25.27%


Past performance is not necessarily an indicator of how the Series will perform in the future.

GERMANY WEBS INDEX SERIES
CUSIP:  92923H 60 8                      AMEX Trading Symbol:  EWG

SERIES INVESTMENT OBJECTIVE
The Germany WEBS Index Series (the "Series") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the German market, as measured by the MSCI Germany Index (the "Index").

BENCHMARK INDEX INFORMATION
The Index consists of 58 stocks traded primarily on the Frankfurt Stock Exchange. As of August 31, 1999, the Index's three largest stocks were Deutsche Telekom, DaimlerChrysler and Allianz (which comprise 13.88%, 9.68% and 8.23%, respectively, of the Index's market capitalization) and its three largest industries were telecommunications, insurance and automobiles (which comprise 21.46%, 13.46% and 12.55%, respectively, of the Index's market capitalization).

PRIOR PERFORMANCE

The chart and table below give you a picture of the Series' long-term performance. The information shows you how the Series' performance has varied year by year and provides some indication of the risks of investing in the Series.


                       Annual Total Returns as of 12/31/98



                              1997           1998
                             ------         ------

                              22.75%         28.28%



                  1999 Total Return as of September 30: (4.92%)



                      Best Quarter                                              Worst Quarter
                      ------------                                              -------------
                         17.40%                                                   (15.76%)
              (Quarter ended June 30, 1998)                          (Quarter ended September 30, 1998)


As of 12/31/98
Average Annual Total Returns - Comparison



                                                     1 Year                Since Inception (3/12/96)
                                                     ------                ------------------------
Germany Series                                       28.28%                         21.40%
MSCI Germany Index                                   29.43%                         22.90%


Past performance is not necessarily an indicator of how the Series will perform in the future.

HONG KONG WEBS INDEX SERIES
CUSIP:  92923H 70 7                      AMEX Trading Symbol:  EWH


SERIES INVESTMENT OBJECTIVE
The Hong Kong WEBS Index Series (the "Series") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Hong Kong market, as measured by the MSCI Hong Kong Index (the "Index").

BENCHMARK INDEX INFORMATION
The Index consists of 33 stocks traded primarily on the Stock Exchange of Hong Kong Limited (SEHK). As of August 31, 1999, the Index's three largest stocks were Hutchison Whampoa, Cable &Wireless HKT and Hang Seng Bank (which comprise 19.48%, 14.01% and 11.13%, respectively, of the Index's market capitalization) and its three largest industries were real estate, multi-industry and telecommunications (which comprise 29.67%, 23.93% and 14.01%, respectively, of the Index's market capitalization).

SERIES-SPECIFIC RISKS
In addition to the principal risk factors referred to elsewhere in this prospectus, you should know that in recent times, Hong Kong's economy has been adversely affected by the Asian economic crisis, contributing to the current recession, Issues and uncertainties linger regarding the integration of Hong Kong's economy with that of China, and the manner in which the Chinese government will honor and interpret the agreement pursuant to which Hong Kong was returned to China by the United Kingdom.


PRIOR PERFORMANCE

The chart and table below give you a picture of the Series' long-term performance. The information shows you how the Series' performance has varied year by year and provides some indication of the risks of investing in the Series.


                       Annual Total Returns as of 12/31/98



                              1997           1998
                             ------         ------

                            (26.74%)        (9.21%)



                  1999 Total Return as of September 30: 24.65%




                      Best Quarter                                              Worst Quarter
                      ------------                                              -------------
                         26.95%                                                   (30.12%)
            (Quarter ended December 31, 1998)                         (Quarter ended December 31, 1997)


As of 12/31/98
Average Annual Total Returns - Comparison

                                                     1 Year                 Since Inception (3/12/96)
                                                     ------                 ------------------------

Hong Kong Series                                     (9.21%)                         (6.86%)
MSCI Hong Kong Index                                 (2.92%)                         (2.58%)


Past performance is not necessarily an indicator of how the Series will perform in the future.

ITALY WEBS INDEX SERIES
CUSIP:  92923H 80 6                      AMEX Trading Symbol:  EWI


SERIES INVESTMENT OBJECTIVE
The Italy WEBS Index Series (the "Series") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Italian market, as measured by the MSCI Italy Index (the "Index").

BENCHMARK INDEX INFORMATION
The Index consists of 52 stocks traded primarily on the Milan Stock Exchange. As of August 31, 1999, the Index's three largest stocks were ENI, Tim Ord and Telecom Italia Ord (which comprise 14.17%, 11.34% and 10.96%, respectively, of the Index's market capitalization) and its three largest industries were telecommunications, banking and insurance (which comprise 28.39%, 21.74% and 15.18%, respectively, of the Index's market capitalization).


PRIOR PERFORMANCE

The chart and table below give you a picture of the Series' long-term performance. The information shows you how the Series' performance has varied year by year and provides some indication of the risks of investing in the Series.


                       Annual Total Returns as of 12/31/98




                              1997           1998
                             ------         ------

                             35.77%         50.24%



                 1999 Total Return as of September 30: (11.43%)




                      Best Quarter                                              Worst Quarter
                      ------------                                              -------------
                         34.44%                                                   (10.61%)
             (Quarter ended March 31, 1998)                          (Quarter ended September 30, 1998)


As of 12/31/98
Average Annual Total Returns - Comparison


                                                     1 Year                 Since Inception (3/12/96)
                                                     ------                 ------------------------

Italy Series                                         50.24%                          34.61%
MSCI Italy Index                                     52.52%                          34.95%


Past performance is not necessarily an indicator of how the Series will perform in the future.

JAPAN WEBS INDEX SERIES
CUSIP:  92923H 88 9                      AMEX Trading Symbol:  EWJ


SERIES INVESTMENT OBJECTIVE
The Japan WEBS Index Series (the "Series") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Japanese market, as measured by the MSCI Japan Index (the "Index").

BENCHMARK INDEX INFORMATION
The Index consists of 305 stocks traded primarily on the Tokyo Stock Exchange. As of August 31, 1999, the Index's three largest stocks were NTT Corp., Toyota Motor Corp. and Bank Tokyo-Mitsubishi (which comprise 6.92%, 5.38% and 3.38%, respectively, of the Index's market capitalization) and its three largest industries were banking, automobiles and telecommunications (which comprise 13.33%, 7.98% and 6.92%, respectively, of the Index's market capitalization).

SERIES-SPECIFIC RISKS
In addition to the principal risk factors referred to elsewhere in this prospectus, you should know that the Japanese economy faces several concerns, including: a financial system with large levels of nonperforming loans; over-levereged corporate balance sheets; a labor market undergoing fundamental structural changes, as traditional lifetime employment clashes with the need for increased labor mobility; and a changing corporate governance structure. Japan's economy is heavily dependent on international trade and has been adversely affected by trade tariffs and other protectionist measures.


PRIOR PERFORMANCE

The chart and table below give you a picture of the Series' long-term performance. The information shows you how the Series' performance has varied year by year and provides some indication of the risks of investing in the Series.


                       Annual Total Returns as of 12/31/98



                              1997           1998
                             ------         ------

                            (23.63%)         3.53%



                  1999 Total Return as of September 30: 36.57%



                      Best Quarter                                              Worst Quarter
                      ------------                                              -------------
                         26.25%                                                   (19.80%)
            (Quarter ended December 31, 1998)                         (Quarter ended December 31, 1997)


As of 12/31/98
Average Annual Total Returns - Comparison



                                                     1 Year                      Since Inception (3/12/96)
                                                     ------                      ------------------------
Japan Series                                          3.53%                              (11.91%)
MSCI Japan Index                                      5.05%                              (11.32%)


Past performance is not necessarily an indicator of how the Series will perform in the future.

KOREA WEBS INDEX SERIES
CUSIP: N/A                                  AMEX Trading Symbol: N/A

The WEBS of the Korea WEBS Index Series are not listed on the AMEX and are not being offered for sale to the public as of the date of this prospectus.


SERIES INVESTMENT OBJECTIVE
The Korea WEBS Index Series (the "Series") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the South Korean market, as measured by the MSCI Korea Index (the "Index").



BENCHMARK INDEX INFORMATION
The Index consists of 95 stocks traded primarily on the South Korean Stock Exchange. As of August 31, 1999, the Index's three largest stocks were Samsung Electronics Co., Kepco Korea Electric Power and Posco Pohang Iron & Steel (which comprise 22.91%, 16.39% and 4.52%, respectively, of the Index's market capitalization) and its three largest industries were appliances & household durables, utilities (electrical & gas) and banking (which comprise 26.74%, 16.54% and 8.15%, respectively, of the Index's market capitalization).

SERIES-SPECIFIC RISKS
In addition to the principal risk factors referred to elsewhere in this prospectus, you should know that while South Korea's relations with communist North Korea have improved somewhat in recent times, each has substantial military capabilities, and there is a risk of war between North and South Korea at any time. Any outbreak of hostilities between the two countries could have a severe adverse affect on the South Korean economy.


PRIOR PERFORMANCE

As of the date of this prospectus, the Korea WEBS Index Series has not started investment operations, and therefore no prior performance information is available.

MALAYSIA (FREE) WEBS INDEX SERIES
CUSIP:  92923H 87 1                      AMEX Trading Symbol:  EWM


SERIES INVESTMENT OBJECTIVE
The Malaysia (Free) WEBS Index Series (the "Series") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Malaysian market, as measured by the MSCI Malaysia (Free) Index (the "Index").

BENCHMARK INDEX INFORMATION
The Index consists of 70 stocks traded primarily on the Kuala Lumpur Stock Exchange. As of August 31, 1999, the Index's three largest stocks were Telekom Malaysia, Malayan Banking and Tenaga Nasional (which comprise 13.19%, 11.15% and 10.50%, respectively, of the Index's market capitalization) and its three largest industries were banking, telecommunications and multi-industry (which comprise 19.16%, 13.96% and 10.60%, respectively, of the Index's market capitalization).



SERIES-SPECIFIC RISKS

In addition to the principal risks referred to elsewhere in this prospectus, you should know that Malaysian currency volatility and general economic deterioration led to the imposition of stringent capital controls in September 1998, including a one-year prohibition on repatriation of capital and an indefinite prohibition on free transfers of securities. The prohibition on repatriation of capital was removed in February 1999 but the controls have adversely impacted foreign investors, including the Series, which suspended creations in response to the controls. This adversely affected the trading market for Malaysia Series WEBS. Currently, the Series is not issuing new WEBS and is redeeming Creation Units only for Malaysian ringgits in response to capital controls in that country, and as a result Malaysia Series WEBS have been trading at prices that are materially different from their net asset value.

PRIOR PERFORMANCE

The chart and table below give you a picture of the Series' long-term performance. The information shows you how the Series' performance has varied year by year and provides some indication of the risks of investing in the Series.
                       Annual Total Returns as of 12/31/98



                              1997           1998
                             ------         ------

                            (66.93%)       (29.31%)



                  1999 Total Return as of September 30: 55.40%


                      Best Quarter                                              Worst Quarter
                      ------------                                              -------------

                         27.24%                                                  (46.01%)
              (Quarter ended March 31, 1998)                             (Quarter ended June 30, 1998)


As of 12/31/98
Average Annual Total Returns - Comparison


                                                      1 Year                Since Inception (3/12/96)
                                                      ------                ------------------------
Malaysia (Free) Series                               (29.31%)                       (37.71%)
MSCI Malaysia (Free) Index                           (30.55%)                       (38.59%)


Past performance is not necessarily an indicator of how the Series will perform in the future.

MEXICO (FREE) WEBS INDEX SERIES
CUSIP:  92923H 86 3                      AMEX Trading Symbol:  EWW


SERIES INVESTMENT OBJECTIVE
The Mexico (Free) WEBS Index Series (the "Series") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Mexican market, as measured by the MSCI Mexico (Free) Index (the "Index").

BENCHMARK INDEX INFORMATION
The Index consists of 36 stocks traded primarily on the Mexican Stock Exchange. As of August 31, 1999, the Index's three largest stocks were Telefonos Mexico L, Telefonos Mexico A and Grupo Modelo C (which comprise 21.01%, 9.34% and 9.24%, respectively, of the Index's market capitalization) and its three largest industries were telecommunications, beverages & tobacco and merchandising (which comprise 30.36%, 16.92% and 9.78%, respectively, of the Index's market capitalization).

SERIES-SPECIFIC RISKS
In addition to the principal risk factors referred to elsewhere in this prospectus, you should know that the Mexican economy is heavily dependent on the health of the U.S. economy, as the United States purchases most of Mexico's exports. Mexico also has suffered from severe currency devaluations in the past, and has been destabilized by local insurrections in certain regions, particularly the State of Chiapas.



PRIOR PERFORMANCE

The chart and table below give you a picture of the Series' long-term performance. The information shows you how the Series' performance has varied year by year and provides some indication of the risks of investing in the Series.


                       Annual Total Returns as of 12/31/98



                              1997           1998
                             ------         ------

                             48.53%        (35.00%)



                  1999 Total Return as of September 30: 29.57%



                      Best Quarter                                              Worst Quarter
                      ------------                                              -------------
                         20.67%                                                   (24.30%)
             (Quarter ended September 30, 1997)                          (Quarter ended September 30, 1998)



As of 12/31/98
Average Annual Total Returns - Comparison


                                                     1 Year                  Since Inception (3/12/96)
                                                     ------                  ------------------------
Mexico (Free) Series                                (35.00%)                           3.96%
MSCI Mexico (Free) Index                            (33.53%)                           6.89%


Past performance is not necessarily an indicator of how the Series will perform in the future.

NETHERLANDS WEBS INDEX SERIES
CUSIP:  92923H 85 5                      AMEX Trading Symbol:  EWN


SERIES INVESTMENT OBJECTIVE
The Netherlands WEBS Index Series (the "Series") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Dutch market, as measured by the MSCI Netherlands Index (the "Index").

BENCHMARK INDEX INFORMATION
The Index consists of 25 stocks traded primarily on the Amsterdam Stock Exchange. As of August 31, 1999, the Index's three largest stocks were Royal Dutch Petroleum Co., Aegon and ING Groep (which comprise 27.70%, 12.24% and 10.94%, respectively, of the Index's market capitalization) and its three largest industries were energy sources, insurance and financial services (which comprise 27.70%, 12.24% and 10.94%, respectively, of the Index's market capitalization).


PRIOR PERFORMANCE

The chart and table below give you a picture of the Series' long-term performance. The information shows you how the Series' performance has varied year by year and provides some indication of the risks of investing in the Series.


                       Annual Total Returns as of 12/31/98



                              1997           1998
                             ------         ------

                             20.11%         24.09%



                  1999 Total Return as of September 30: (6.05%)



                      Best Quarter                                              Worst Quarter
                      ------------                                              -------------
                         17.76%                                                   (15.33%)
            (Quarter ended December 31, 1998)                        (Quarter ended September 30, 1998)


As of 12/31/98
Average Annual Total Returns - Comparison



                                                     1 Year                 Since Inception (3/12/96)
                                                     ------                 ------------------------
Netherlands Series                                   24.09%                          24.80%
MSCI Netherlands Index                               23.23%                          25.99%


Past performance is not necessarily an indicator of how the Series will perform in the future.

SINGAPORE (FREE) WEBS INDEX SERIES
CUSIP:  92923H 84 8                      AMEX Trading Symbol:  EWS


SERIES INVESTMENT OBJECTIVE
The Singapore (Free) WEBS Index Series (the "Series") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Singaporean market, as measured by the MSCI Singapore (Free) Index (the "Index").

BENCHMARK INDEX INFORMATION
The Index consists of 29 stocks traded primarily on the Singapore Stock Exchange. As of August 31, 1999, the Index's three largest stocks were Singapore Telecom, DBS Bank Fgn and Singapore Airlines Fgn (which comprise 14.28%, 12.11% and 11.10%, respectively, of the Index's market capitalization) and its three largest industries were banking, telecommunications and real estate (which comprise 28.53%, 14.28% and 12.64%, respectively, of the Index's market capitalization).

SERIES-SPECIFIC RISKS
In addition to the principal risk factors referred to elsewhere in this prospectus, you should know that as a small open economy, Singapore is particularly vulnerable to external economic influences, including in recent times the Asian economic crisis. While Singapore has been a leading manufacturer of electronic goods, the extent to which other countries can successfully compete with Singapore in this and related industries, and adverse Asian economic influences generally, may adversely impact Singapore's economy.


PRIOR PERFORMANCE

The chart and table below give you a picture of the Series' long-term performance. The information shows you how the Series' performance has varied year by year and provides some indication of the risks of investing in the Series.


                       Annual Total Returns as of 12/31/98




                              1997           1998
                             ------         ------

                            (43.87%)        (5.44)%



                  1999 Total Return as of September 30: 27.16%




                      Best Quarter                                              Worst Quarter
                      ------------                                              -------------
                         55.99%                                                   (36.28%)
            (Quarter ended December 31, 1998)                           (Quarter ended June 30, 1998)


As of 12/31/98
Average Annual Total Returns - Comparison


                                                      1 Year                Since Inception (3/12/96)
                                                      ------                ------------------------
Singapore (Free) Series                               (5.44%)                        (21.00%)
MSCI Singapore (Free) Index                           (3.59%)                        (18.17%)


Past performance is not necessarily an indicator of how the Series will perform in the future.

SOUTH AFRICA WEBS INDEX SERIES
CUSIP: N/A                                  AMEX Trading Symbol: N/A

The WEBS of the South Africa WEBS Index Series are not listed on the AMEX and are not being offered for sale to the public as of the date of this prospectus.


SERIES INVESTMENT OBJECTIVE
The South Africa WEBS Index Series (the "Series") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the South African market, as measured by the MSCI South Africa Index (the "Index").



BENCHMARK INDEX INFORMATION
The Index consists of 46 stocks traded primarily on the Johannesburg Stock Exchange. As of August 31, 1999, the Index's three largest stocks were De Beers Consolidated Mines, South African Brewers Plc and Firstrand (which comprise 10.97%, 6.63% and 5.76%, respectively, of the Index's market capitalization) and its three largest industries were financial services, misc. materials & commodities and beverages & tobacco (which comprise 14.17%, 12.24% and 10.71%, respectively, of the Index's market capitalization).

SERIES-SPECIFIC RISKS
In addition to the principal risk factors referred to elsewhere in this prospectus, you should know that South Africa has in the past experienced internal racial and political turmoil in connection with the recently-abolished system of apartheid. While South Africa's international isolation ended with the enfranchisement of the black majority, the country continues to face significant social and economic challenges, including managing the expectations of its people in the post-apartheid era.


PRIOR PERFORMANCE

As of the date of this prospectus, the South Africa WEBS Index Series has not started investment operations, and therefore no prior performance information is available.

SPAIN WEBS INDEX SERIES
CUSIP:  92923H 83 0                      AMEX Trading Symbol:  EWP


SERIES INVESTMENT OBJECTIVE
The Spain WEBS Index Series (the "Series") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Spanish market, as measured by the MSCI Spain Index (the "Index").



BENCHMARK INDEX INFORMATION
The Index consists of 36 stocks traded primarily on the Madrid Stock Exchange. As of August 31, 1999, the Index's three largest stocks were Telefonica, BSCH BCO Santander Central and Banco Bilbao Vizcaya (which comprise 21.56%, 15.57% and 11.71%, respectively, of the Index's market capitalization) and its three largest industries were banking, telecommunications and utilities (electrical & gas) (which comprise 32.00%, 21.56% and 20.74%, respectively, of the Index's market capitalization).


PRIOR PERFORMANCE

The chart and table below give you a picture of the Series' long-term performance. The information shows you how the Series' performance has varied year by year and provides some indication of the risks of investing in the Series.


                       Annual Total Returns as of 12/31/98



                              1997           1998
                             ------         ------

                             23.90%         51.30%


                 1999 Total Return as of September 30: (12.16%)




                      Best Quarter                                              Worst Quarter
                      ------------                                              -------------
                         38.58%                                                   (16.56%)
             (Quarter ended March 31, 1998)                          (Quarter ended September 30, 1998)


As of 12/31/98
Average Annual Total Returns - Comparison


                                                     1 Year                Since Inception (3/12/96)
                                                     ------                ------------------------
Spain Series                                         51.30%                         39.45%
MSCI Spain Index                                     49.90%                         40.33%


Past performance is not necessarily an indicator of how the Series will perform in the future.

SWEDEN WEBS INDEX SERIES
CUSIP:  92923H 82 2                      AMEX Trading Symbol:  EWD


SERIES INVESTMENT OBJECTIVE
The Sweden WEBS Index Series (the "Series") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Swedish market, as measured by the MSCI Sweden Index (the "Index").

BENCHMARK INDEX INFORMATION
The Index consists of 33 stocks traded primarily on the Stockholm Stock Exchange. As of August 31, 1999, the Index's three largest stocks were Ericsson
(Lm) B, Hennes & Mauritz B and Skandia Forsakring (which comprise 33.95%, 11.29% and 5.62%, respectively, of the Index's market capitalization) and its three largest industries were electrical & electronics, banking and merchandising (which comprise 33.95%, 12.89% and 11.29%, respectively, of the Index's market capitalization).


PRIOR PERFORMANCE

The chart and table below give you a picture of the Series' long-term performance. The information shows you how the Series' performance has varied year by year and provides some indication of the risks of investing in the Series.


                       Annual Total Returns as of 12/31/98



                              1997           1998
                             ------         ------

                             11.00%          11.06%



                  1999 Total Return as of September 30: 19.98%



                      Best Quarter                                              Worst Quarter
                      ------------                                              -------------
                         19.30%                                                   (24.05%)
             (Quarter ended March 31, 1998)                          (Quarter ended September 30, 1998)


As of 12/31/98
Average Annual Total Returns - Comparison


                                                     1 Year                 Since Inception (3/12/96)
                                                     ------                 ------------------------
Sweden Series                                        11.06%                          19.04%
MSCI Sweden Index                                    13.96%                          20.42%


Past performance is not necessarily an indicator of how the Series will perform in the future.

SWITZERLAND WEBS INDEX SERIES
CUSIP:  92923H 81 4                      AMEX Trading Symbol:  EWL


SERIES INVESTMENT OBJECTIVE
The Switzerland WEBS Index Series (the "Series") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Swiss market, as measured by the MSCI Switzerland Index (the "Index").

BENCHMARK INDEX INFORMATION
The Index consists of 30 stocks traded primarily on the Zurich Stock Exchange. As of August 31, 1999, the Index's three largest stocks were Novartis, Roche Holding Genuss and Nestle (which comprise 17.85%, 14.72% and 14.03%, respectively, of the Index's market capitalization) and its three largest industries were health & personal care, banking and food & household products (which comprise 37.73%, 19.71% and 14.03%, respectively, of the Index's market capitalization).


PRIOR PERFORMANCE

The chart and table below give you a picture of the Series' long-term performance. The information shows you how the Series' performance has varied year by year and provides some indication of the risks of investing in the Series.


                       Annual Total Returns as of 12/31/98



                              1997           1998
                             ------         ------

                             35.23%         18.27%



                  1999 Total Return as of September 30: (7.10%)



                      Best Quarter                                              Worst Quarter
                      ------------                                              -------------
                         24.63%                                                   (22.09%)
            (Quarter ended December 31, 1998)                        (Quarter ended September 30, 1998)


As of 12/31/98
Average Annual Total Returns - Comparison


                                                     1 Year                 Since Inception (3/12/96)
                                                     ------                 ------------------------
Switzerland Series                                   18.27%                          18.00%
MSCI Switzerland Index                               23.53%                          22.51%


Past performance is not necessarily an indicator of how the Series will perform in the future.

TAIWAN WEBS INDEX SERIES
CUSIP: N/A                                  AMEX Trading Symbol: N/A

The WEBS of the Taiwan WEBS Index Series are not listed on the AMEX and are not being offered for sale to the public as of the date of this prospectus.


SERIES INVESTMENT OBJECTIVE
The Taiwan WEBS Index Series (the "Series") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Taiwanese market, as measured by the MSCI Taiwan Index (the "Index").

BENCHMARK INDEX INFORMATION
The Index consists of 76 stocks traded primarily on the Taiwan Stock Exchange. As of August 31, 1999, the Index's three largest stocks were Taiwan Semiconductor Mfg, United Microelectronics and Cathay Life Insurance Co. (which comprise 14.49%, 7.26% and 6.55%, respectively, of the Index's market capitalization) and its three largest industries were electronic comp. & instruments, banking and data processing & reproduction (which comprise 37.70%, 11.30% and 9.88%, respectively, of the Index's market capitalization).



SERIES-SPECIFIC RISKS
In addition to the principal risk factors referred to elsewhere in this prospectus, you should know that owing to Taiwan's size and geographic proximity to the People's Republic of China, and its history of political contention with China (which regards Taiwan as a renegade province), developments in Taiwan's ongoing relations with China, including the ongoing risk of invasion by or war with China and other factors may materially impact the Taiwanese economy.


PRIOR PERFORMANCE

As of the date of this prospectus, the Taiwan WEBS Index Series has not started investment operations, and therefore no prior performance information is available.

UNITED KINGDOM WEBS INDEX SERIES
CUSIP:  92923H 79 8                      AMEX Trading Symbol:  EWU


SERIES INVESTMENT OBJECTIVE
The United Kingdom WEBS Index Series (the "Series") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the British market, as measured by the MSCI United Kingdom Index (the "Index").

BENCHMARK INDEX INFORMATION
The Index consists of 127 stocks traded primarily on the London Stock Exchange. As of August 31, 1999, the Index's three largest stocks were BP Amoco, Vodafone Airtouch and HSBC Holdings (GB) (which comprise 10.21%, 6.92% and 5.89%, respectively, of the Index's market capitalization) and its three largest industries were banking, telecommunications and health & personal care (which comprise 16.51%, 14.09% and 13.51%, respectively, of the Index's market capitalization).


PRIOR PERFORMANCE

The chart and table below give you a picture of the Series' long-term performance. The information shows you how the Series' performance has varied year by year and provides some indication of the risks of investing in the Series.


                       Annual Total Returns as of 12/31/98



                              1997           1998
                             ------         ------

                             20.85%         18.42%



                   1999 Total Return as of September 30: 2.11%




                      Best Quarter                                              Worst Quarter
                      ------------                                              -------------
                         18.43%                                                   (10.56%)
             (Quarter ended March 31, 1998)                          (Quarter ended September 30, 1998)


As of 12/31/98
Average Annual Total Returns - Comparison



                                                       1 Year               Since Inception (3/12/96)
                                                       ------               ------------------------
United Kingdom Series                                  18.42%                        24.15%
MSCI United Kingdom Index                              17.80%                        25.10%


Past performance is not necessarily an indicator of how the Series will perform in the future.

USA WEBS INDEX SERIES
CUSIP: N/A                                  AMEX Trading Symbol: N/A

The WEBS of the USA WEBS Index Series are not listed on the AMEX and are not being offered for sale to the public as of the date of this porspectus.


SERIES INVESTMENT OBJECTIVE
The USA WEBS Index Series (the "Series") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the U.S. market, as measured by the MSCI USA Index (the "Index").

BENCHMARK INDEX INFORMATION
The Index consists of 356 stocks traded primarily on the New York Stock Exchange. As of August 31, 1999, the Index's three largest stocks were Microsoft Corp., General Electric Co. and Intel Corp. (which comprise 5.48%, 4.31% and 3.24%, respectively, of the Index's market capitalization) and its three largest industries were health & personal care, business & public services and electronic comp. & instruments (which comprise 12.39%, 10.84% and 8.80%, respectively, of the Index's market capitalization).


PRIOR PERFORMANCE

As of the date of this prospectus, the USA WEBS Index Series has not started investment operations, and therefore no prior performance information is available.

INVESTMENT POLICIES AND STRATEGIES

Indexing Investment Approach. WEBS Index Series are not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based on economic, financial and market analysis and investment judgment. Instead, each WEBS Index Series, using a "passive" or indexing investment approach, attempts to approximate the investment performance of its benchmark MSCI Index by investing in a portfolio of stocks selected by using quantitative analytical procedures. Stocks are selected for inclusion in a WEBS Index Series in order to have investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures that, taken together, are similar to those of the benchmark MSCI Index taken in its entirety.


Portfolio Sampling. Generally, a WEBS Index Series does not hold all of the issues that comprise its benchmark MSCI Index, due in part to the costs involved and, in certain instances, the potential illiquidity of certain securities. Instead, a WEBS Index Series will attempt to hold a representative sample of the securities in its benchmark MSCI Index, which will be selected by the investment adviser using quantitative analytical models in a technique known as "portfolio sampling." Under this technique, each stock is considered for inclusion in a WEBS Index Series based on its contribution to certain capitalization, industry and fundamental investment characteristics. The investment adviser seeks to construct the portfolio of a WEBS Index Series so that, in the aggregate, its capitalization, industry and fundamental investment characteristics perform like those of its benchmark MSCI Index. Over time, the portfolio composition of a WEBS Index Series may be altered (or "rebalanced") to reflect changes in the characteristics of its benchmark MSCI Index or to bring the performance and characteristics of a WEBS Index Series more in line with that of its benchmark MSCI Index. Rebalancing may also be required for tax purposes. These rebalancings will require a WEBS Index Series to incur transaction costs and other expenses.


A WEBS Index Series reserves the right to invest in all of the securities in its benchmark MSCI Index, and a WEBS Index Series with a benchmark index comprised of relatively few stocks may do so on a regular basis. In addition, the Australia, Austria, Belgium, Brazil (Free), Hong Kong, Italy, Korea, Mexico
(Free), Netherlands, Singapore (Free), South Africa, Spain, Sweden,
Switzerland and Taiwan WEBS Index Series may hold stocks that are not in their benchmark MSCI Index if the investment adviser determines this to be appropriate in light of the WEBS Index Series' investment objective and relevant investment constraints.


Investment Assets. Each WEBS Index Series has a policy to remain as fully invested as practicable in a pool of equity securities. Each WEBS Index Series will normally invest at least 95% of its total assets in stocks that are represented in its benchmark MSCI index except, in limited circumstances, to help meet shareholder redemptions of Creation Units. To comply with the U.S. Internal Revenue Code, manage corporate actions and index changes in the smaller markets, each of the Australia, Austria, Belgium, Brazil (Free), Hong Kong, Italy, Korea, Mexico (Free), Netherlands, Singapore (Free), South Africa, Spain, Sweden, Switzerland and Taiwan WEBS Index Series will at all times invest at least 80% of its total assets in such stocks and at least half of the remaining 20% of its total assets in such stocks or in stocks included in the relevant market, but not in its benchmark MSCI Index.

Each WEBS Index Series may invest its remaining assets in money market instruments or funds that invest exclusively in money market instruments (subject to applicable limitations under the Investment Company Act of 1940), in repurchase agreements, in stocks that are in the relevant market but not its benchmark MSCI Index (as indicated above), and/or in combinations of stock index futures contracts, options on futures contracts, stock index options, stock index swaps, cash, local currency and forward currency exchange contracts that are intended to provide a WEBS Index Series with exposure to a stock. The investment adviser may attempt to reduce tracking error by using futures contracts whose behavior is expected to represent the market performance of the WEBS Index Series' underlying securities, although there can be no assurance that these futures will correlate with the performance of its benchmark MSCI Index. A WEBS Index Series will not use these instruments to leverage, or borrow against, their securities holdings or for speculative purposes. In some cases the use of these special investment techniques can adversely affect the performance of a WEBS Index Series.

Lending of Securities. Each WEBS Index Series may lend its portfolio securities. In connection with these loans, the Fund receives liquid collateral equal to at least 100% of the value of the portfolio securities being lent. This collateral is marked to market on a frequent basis. Notwithstanding such collateral, the WEBS Index Series would lose value to the extent that a borrower defaults on its obligation to return borrowed portfolio securities and the value of the collateral is less than the value of the borrowed securities.

Industry concentration. With respect to the two most heavily weighted industries or groups of industries in its benchmark MSCI Index, a WEBS Index Series will invest in securities (consistent with its investment objective and other investment policies) so that the weighting of each such industry or group of industries in the WEBS Index Series does not diverge by more than 10% from the respective weighting of such industry or group of industries in its benchmark MSCI Index. An exception to this policy is that if investment in the stock of a single issuer would account for more than 25% of the WEBS Index Series, the WEBS Index Series will invest less than 25% of its net assets in such stock and will reallocate the excess to stock(s) in the same industry or group of industries, and/or to stock(s) in another industry or group of industries, in its benchmark MSCI Index. Each WEBS Index Series will evaluate these industry weightings at least weekly, and at the time of evaluation will adjust its portfolio composition to the extent necessary to maintain compliance with the above policy. A WEBS Index Series may not concentrate its investments except as discussed above. This policy is a fundamental investment policy and may not be changed without the approval of a majority of a WEBS Index Series' shareholders.

As of November 19, 1999, as a result of this policy with respect to industry concentration, the following WEBS Index Series were concentrated (that is, invested 25% or more of the value of their assets) in the specified industries:

          WEBS Index Series               Industry or Industries
          -----------------------------------------------------------------
          Austria                         Banking
          Canada                          Electrical & Electronics
          Germany                         Telecommunications
          Italy                           Telecommunications
          Singapore (Free)                Banking
          Spain                           Banking and Telecommunications
          Switzerland                     Health & Personal Care

Borrowing Money. A WEBS Index Series may borrow money from a bank up to a limit of 33% of the market value of its assets, but only for temporary or emergency purposes. To the extent that a WEBS Index Series borrows money, it may be leveraged; at such times, the WEBS Index Series' value may appreciate or depreciate more rapidly than its benchmark MSCI Index. A WEBS Index Series will not make cash purchases of securities when the amount of money borrowed exceeds 5% of the market value of its total assets.

Fundamental Policies. The concentration policy of each WEBS Index Series is a fundamental policy that may be changed only with shareholder approval. Each of the other investment policies is a non-fundamental policy that may be changed by the Board of Directors without shareholder approval. Shareholders will be notified before any material change in these policies is implemented.

Tracking Error. Due to the use of the portfolio sampling technique described above and other factors discussed in this Prospectus, a WEBS Index Series is not expected to track its benchmark MSCI Index with the same degree of accuracy as would an investment vehicle that invested in every component security of its benchmark index. The investment adviser expects that, over time, a WEBS Index Series' "expected tracking error" relative to the performance of its benchmark index will be less than 5% and its tracking error will generally be greater if its benchmark index has fewer rather than greater numbers of component stocks. An expected tracking error of 5% means that there is a 68% probability that the net asset value of a WEBS Index Series will be within plus or minus 5% of its benchmark MSCI Index level after one year, without rebalancing the portfolio composition. Thus, actual tracking error in a period may exceed 5%, perhaps significantly, even though the expected tracking error is less than 5%. For the fiscal year ended August 31, 1999, the following WEBS Index Series had a tracking error greater than 5%: Malaysia (Free) (-18.87%); Mexico (Free) (-8.37%); and Singapore (Free) (10.47%).

A tracking error of 0% would indicate perfect tracking, which would be achieved when the net asset value of a WEBS Index Series increases or decreases in exact proportion to changes in its benchmark MSCI Index.

The following factors may adversely affect the tracking of a WEBS Index Series to that of its benchmark MSCI Index:

|X| the WEBS Index Series must pay various expenses, while the benchmark MSCI Indices do not reflect any expenses;
|X| since the investment portfolios of the WEBS Index Series do not generally replicate the underlying MSCI Indices, their investment performance is likely to differ from that of the Indices;
|X| the portfolio sampling technique used to manage the WEBS Index Series is based on historical price relationships and changes to those relationships can adversely affect tracking. In some situations, the requirements of the U.S. Internal Revenue Code can adversely affect tracking by preventing a WEBS Index Series from holding optimal positions in particular securities;
|X| a WEBS Index Series must comply with regulatory constraints that do not affect the calculation of its corresponding MSCI Index;
|X| the existence of uninvested assets in the portfolios (including cash and deferred organizational expenses);
|X| the fact that each MSCI Index "smooths" dividend payments evenly over a year while each WEBS Index Series records dividends on the ex-dividend date; and
|X| the fact that a WEBS Index Series may be subject to a different foreign withholding tax rate than that assumed by its benchmark MSCI Index.

Although the investment adviser regularly monitors the tracking error of each WEBS Index Series, there can be no assurance that any WEBS Index Series will achieve any particular level of tracking error relative to the performance of its benchmark MSCI Index. Semi-annual and annual reports of the WEBS Fund disclose tracking error for each WEBS Index Series over the previous six-month period, and in the event that tracking error exceeds 5%, the Board of Directors will consider whether it would be appropriate to take any action.

ADDITIONAL INFORMATION ABOUT PRINCIPAL RISK FACTORS

An investment in WEBS of a WEBS Index Series (except for the USA WEBS Index Series) involves risks similar to those of investing in a broad-based portfolio of equity securities traded on exchanges in the relevant foreign securities market, including market fluctuations caused by factors such as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in WEBS generally involves certain risks and considerations not typically associated with investing in a fund that invests in the securities of U.S. issuers. The principal risk factors which could decrease the value of your investment, are listed and described below:


|X|  less liquid and less efficient securities markets;
|X|  greater price volatility;
|X|  exchange rate fluctuations and exchange controls;
|X|  less publicly available information about issuers;
|X|  the imposition of withholding or other taxes;
|X| the imposition of restrictions on the expatriation of funds or other assets of a WEBS Index Series;
|X| higher transaction and custody costs and delays and risks of loss attendant in settlement procedures;
|X|  difficulties in enforcing contractual obligations;
|X|  lesser levels of regulation of the securities markets;
|X|  different accounting, disclosure and reporting requirements;
|X|  more substantial government involvement in the economy;
|X|  higher rates of inflation;
|X| greater social, economic, and political uncertainty and the risk of nationalization or expropriation of assets and risk of war.


WEBS Index Series that issue and redeem Creation Units for cash (the Brazil
(Free), Korea and Taiwan WEBS Index Series) may have greater tracking error than other WEBS Index Series since they are at risk that the prices they pay or receive for portfolio securities will be different than the prices in effect when they determine the value of the Creation Units being issued or redeemed.


Volatility of Foreign Equity Markets. The U.S. dollar performance of foreign equity markets, particularly emerging markets, has generally been substantially more volatile than that of U.S. markets. For example, from November 30, 1994 to November 30, 1999, the average price volatility of the MSCI USA Index, a broad measure of the U.S. equity market, was 13.9%. In contrast, during the same period, the average price volatility of the respective MSCI Indices was as follows:



        MSCI Australia                    16.8%           MSCI Malaysia (Free)            47.7%
        MSCI Austria                      18.9%           MSCI Mexico (Free)              40.4%
        MSCI Belgium                      13.4%           MSCI Netherlands                15.4%
        MSCI Brazil (Free)                41.4%           MSCI Singapore (Free)           35.0%
        MSCI Canada                       18.1%           MSCI South Africa               29.5%
        MSCI France                       16.2%           MSCI Spain                      21.3%
        MSCI Germany                      16.4%           MSCI Sweden                     20.0%
        MSCI Hong Kong                    34.0%           MSCI Switzerland                17.5%
        MSCI Italy                        23.2%           MSCI Taiwan                     33.8
        MSCI Japan                        21.7%           MSCI United Kingdom             10.9%
        MSCI Korea                        57.6%







Short-term volatility in these markets can be significantly greater. This type of volatility means that the value of your WEBS may fluctuate considerably over shorter and longer periods of time.

Foreign Currency Fluctuations. Because each WEBS Index Series' assets are generally invested in non-U.S. securities (except for the USA WEBS Index Series), and because a substantial portion of the revenue and income of each WEBS Index Series is received in a foreign currency, the dollar value of a WEBS Index Series' net assets is reduced by declines in the value of the relevant foreign currency relative to the dollar and are positively affected by increases in the value of that currency relative to the dollar. Also, government or monetary authorities may impose or alter exchange controls in a way that would adversely affect exchange rates.

Any currency fluctuations will affect the net asset value of a WEBS Index Series regardless of the performance of its underlying portfolio. Other than to facilitate settlements in local markets or to protect against currency exposure in connection with its distributions to shareholders or borrowings, no WEBS Index Series expects to engage in currency transactions for the purpose of hedging against a decline in value of any foreign currencies.

Concentration and Lack of Diversification of Certain WEBS Index Series. Each WEBS Index Series (except for the Canada, EMU, Japan, United Kingdom and USA WEBS Index Series) is classified as "non-diversified" for purposes of the Investment Company Act of 1940, which means that it is not limited by that Act with regard to the portion of its assets that may be invested in the securities of a single issuer. In addition, a number of WEBS Index Series concentrate their investments in particular industries as noted in the descriptions of each non-diversified WEBS Index Series. Each WEBS Index Series, however, whether diversified or non-diversified, intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the U.S. Internal Revenue Code, to relieve the WEBS Index Series of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the U.S. Internal Revenue Code severely limits the investment flexibility of certain WEBS Index Series and makes it less likely that such WEBS Index Series will meet their investment objectives.

The stocks of particular issuers, or of issuers in particular industries, may dominate the benchmark index of a WEBS Index Series and, consequently, the investment portfolio of a WEBS Index Series. This may adversely affect the performance of a WEBS Index Series or subject it to greater price volatility than that experienced by more diversified investment companies. The WEBS of a WEBS Index Series may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of an investment company that is more broadly invested in the equity securities of the relevant market.


Trading Issues. Trading in WEBS on the AMEX may be halted due to market conditions or for reasons that, in the AMEX's view, make trading in WEBS inadvisable. In addition, trading in WEBS on the AMEX is subject to trading halts caused by extraordinary market volatility pursuant to AMEX "circuit breaker" rules. If trading on the AMEX is halted, you may not be able to sell your WEBS until trading resumes. There can be no assurance that the requirements of the AMEX necessary to maintain the listing of any WEBS Index Series will continue to be met or will remain unchanged.

Fluctuation of Net Asset Value and Trading Prices. The net asset value of WEBS of a WEBS Index Series will fluctuate with changes in the market value of a WEBS Index Series' security holdings and changes in the exchange rate between the U.S. dollar and the subject foreign currency. The market prices of WEBS will fluctuate in accordance with changes in net asset value and supply and demand on the AMEX. The investment adviser cannot predict whether WEBS will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces in the secondary trading market for WEBS will be closely related, but not identical, to the same forces influencing the prices of the stocks of the MSCI Index trading individually or in the aggregate at any point in time. Given, however, that WEBS must be created and redeemed in Creation Unit aggregations (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the investment adviser believes that ordinarily large discounts or premiums to the net asset value of WEBS should not be sustained. In the event that the WEBS Fund must suspend or discourage creations and/or redemptions of Creation Unit aggregations of WEBS of a WEBS Index Series, we expect larger discounts or premiums. This has occurred in the case of the Malaysia Series WEBS, which have frequently traded at prices that materially differ from their net asset values since creations and "in kind" redemptions of the Malaysia (Free) Series WEBS were suspended in response to capital controls imposed by Malaysia in September 1998.


Year 2000. Many computer software systems in use today cannot properly process date-related information from and after January 1, 2000 because of the way they encode and calculate dates. That failure could have a negative impact on the WEBS Fund and each WEBS Index Series' operations, including the handling of securities trades, pricing and shareholder transactions. The WEBS Fund has no computer systems of its own, but relies on those of its service providers. In response to an inquiry from the WEBS Fund's Board of Directors, the WEBS Fund's investment adviser, administrator and transfer agent, custodian and lending agent, sub-administrator and distributor each have advised the Board that they are reviewing all of the computer systems used by them, and making inquiries of persons whose systems they rely on, in an effort to confirm that all such systems will be appropriately adapted in advance of the Year 2000. The Board has requested that each of the WEBS Fund's service providers report on the status of preparations and corrective activity for the Year 2000 at each Board meeting prior to the Year 2001. There can be no assurance that these steps will be sufficient to prevent an adverse impact on the WEBS Fund or any WEBS Index Series. Moreover, the Year 2000 problem could adversely affect many of the companies whose stocks are held by the various WEBS Index Series. Therefore, the value of any WEBS held by you could decline.

MANAGEMENT

Investment Adviser


Barclays Global Fund Advisors is responsible for the investment management of each WEBS Index Series. The investment adviser is a California corporation indirectly owned by Barclays Bank PLC and is registered under the Investment Advisers Act of 1940. Barclays Global Fund Advisors have managed equity portfolios, including index funds and mutual funds, for over 25 years. As of August 31, 1999, the investment adviser and its parent, Barclays Global Investors, N.A., managed, administered or advised assets aggregating in excess of $682 billion.

For the fiscal year ended August 31, 1999, the investment adviser received a fee of 0.27% of average daily net assets of each WEBS Index Series that has commenced investment operations (the Australia, Austria, Belgium, Canada, France, Germany, Hong Kong, Italy, Japan, Malaysia (Free), Mexico (Free), Netherlands, Singapore (Free), Spain, Sweden, Switzerland and United Kingdom WEBS Index Series).

Service Providers

The chart below shows the WEBS Fund's service providers and includes their addresses and principal activities:




                                                  ---------------------------------
                                                  |         Shareholders          |
                                                  ---------------------------------
                                                                  |
                                           ------------------------------------------------
                                           |                      |                       |

                       ---------------------------------------    |    -------------------------------------
                       |       Principal Distributor         |    |    |          Transfer Agent            |
Distribution and       |      Funds Distributor, Inc.        |    |    |              PFPC Inc.             |
Shareholder Services   |          60 State Street            |    |    |        400 Bellevue Parkway        |
                       |          Boston, MA 02109           |    |    |        Wilmington, DE 19809        |
                       |                                     |    |    |                                    |
                       |Distributes Creation Units of each   |    |    | Handles distribution of dividends  |
                       |WEBS Index Series.                   |    |    | and processing of buy and sell     |
                       |                                     |    |    | requests.                          |
                       ---------------------------------------    |    -------------------------------------
                                                                  |
                       ---------------------------------------    |    -------------------------------------
                       |         Investment Adviser          |    |    |     Custodian and Lending Agent    |
Asset Management       |   Barclays Global Fund Advisors     |    |    |      The Chase Manhattan Bank      |
                       |         45 Fremont Street           |    |    |        One Pierrepont Plaza        |
                       |      San Francisco, CA 94105        |    |    |         Brooklyn, NY 11201         |
                       |                                     |    |    |                                    |
                       |Manages each WEB Index Series'       |----|----| As custodian, is responsible for   |
                       |business and investment activities.  |    |    | the custody  of the assets of each |
                       |                                     |    |    | WEBS Index Series. As lending      |
                       |                                     |    |    | agent, arranges loans and          |
                       |                                     |    |    | maintains collateral for loaned    |
                       |                                     |    |    | securities.                        |
                       ---------------------------------------    |    -------------------------------------
                                                                  |
                       ---------------------------------------    |
                       |           Administrator             |    |
Fund Operations        |             PFPC Inc.               |    |
                       |        400 Bellevue Parkway         |    |
                       |        Wilmington, DE 19809         |    |
                       |                                     |    |
                       |Provides facilities, equipment and   |----|
                       |personnel to carry out administrative|    |
                       |services and calculates each WEBS    |    |
                       |Index Series' NAV, dividends and     |    |
                       |distributions.                       |    |
                       ---------------------------------------    |
                                                                  |
                                                  ---------------------------------
                                                  |      Board of Directors        |
                                                  |    Supervises WEBS Fund's      |
                                                  |         activities.            |
                                                  ---------------------------------

SHAREHOLDER INFORMATION


Determination of Net Asset Value


The net asset value per WEBS for each WEBS Index Series is computed by dividing the value of the net assets of a WEBS Index Series (i.e., the value of its total assets less total liabilities) by the total number of WEBS outstanding, rounded to the nearest cent. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. Except for the WEBS Index Series named below, the net asset value of each WEBS Index Series is determined as of the close of the regular trading session on the New York Stock Exchange, Inc. ("NYSE") (ordinarily 4:00 p.m., New York City time) on each day that the NYSE is open. The net asset values of the Korea, Malaysia (Free) and Taiwan WEBS Index Series are determined as of 8:30 a.m. (New York City time) on each day that the NYSE is open. The price at which a purchase or redemption of Creation Units of WEBS is made is based on the next calculation of net asset value.


Buying and Selling WEBS


There are two ways for you to buy and sell WEBS. Most investors buy and sell WEBS through a broker in transactions on the AMEX. WEBS are also issued and redeemed directly by the WEBS Fund, but only in transactions involving aggregations of very large numbers of WEBS, referred to as Creation Units. These transactions occur on an "in kind" basis for most WEBS Index Series. Institutions capable of purchasing or redeeming Creation Units of WEBS should refer to the Statement of Additional Information for further details.

WEBS may trade on the AMEX at prices that differ to some degree from their net asset value. If you buy or sell WEBS in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the difference between the bid price and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Given that WEBS may be created or redeemed in Creation Units, however, the investment adviser believes that ordinarily large discounts or premiums to the net asset value of WEBS should not be sustained for long periods. If creations or redemptions of WEBS in Creation Units are suspended or difficult to effect, the WEBS may trade at sustained discounts or premiums from net asset value. This occurred in the case of WEBS of the Malaysia (Free) WEBS Index Series after the WEBS Fund suspended creations and "in kind" redemptions of these WEBS in September 1998 as a result of capital controls imposed in Malaysia.


The AMEX disseminates during its trading day an indicative optimized portfolio value, or IOPV, for each WEBS Index Series. This should not be viewed as a real time update of the net asset value per WEBS of a WEBS Index Series, which is calculated only once a day, because it may not be computed in a manner consistent with such net asset value.

The Depository Trust Company ("DTC") serves as securities depository for WEBS. WEBS may be held only in book-entry form; stock certificates will not be issued. DTC, or its nominee, is the record or registered owner of all outstanding WEBS of each WEBS Index Series. Beneficial ownership of WEBS will be shown on the records of DTC or its participants (described below). Beneficial owners of WEBS are not entitled to have WEBS registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder of WEBS. Accordingly, to exercise any rights of a holder of WEBS, a beneficial owner must rely on the procedures of
(i) DTC; (ii) "DTC Participants", i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) "Indirect Participants", i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which the beneficial owner holds its interests.

As described above, the WEBS Fund recognizes DTC or its nominee as the owner of all WEBS for all purposes.

The WEBS Fund will send its shareholders, through DTC Participants, unaudited semi-annual reports, audited annual reports and other information as may be required by applicable laws, rules and regulations. Beneficial owners also receive an annual notification as to the tax status of the WEBS Fund's distributions.

For purposes of the Investment Company Act of 1940, WEBS are issued by the WEBS Index Series, and the acquisition of WEBS by investment companies is subject to the restrictions of section 12(d)(1) of the Investment Company Act.


Dividends and Capital Gains Distributions

Dividends from net investment income, including any net foreign currency gains, are declared and paid at least annually and any net realized securities gains, are distributed at least annually. In order to improve tracking error or comply with the distribution requirements of the Internal Revenue Code of 1986, dividends may be declared and paid more frequently than annually for certain WEBS Index Series. In addition, the WEBS Fund intends to distribute, at least annually, amounts representing the full dividend yield on the underlying portfolio securities of each WEBS Index Series, net of expenses, as if the WEBS Index Series owned the underlying portfolio securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. See "Tax Matters" below. Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional WEBS. The WEBS Fund will inform shareholders within 60 days after the close of a WEBS Index Series' taxable year of the amount and nature of all distributions made to them.

Tax Matters

As with any investment, you should consider how the WEBS of a WEBS Index Series will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in WEBS.

Unless your investment in a WEBS Index Series is through a tax-exempt entity or taxed-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when:


      |X|   A WEBS Index Series makes distributions, and
      |X|   You sell WEBS on the AMEX.


Taxes on Distributions. Each WEBS Index Series will distribute annually any net investment income, and any net realized long-term or short-term capital gains. Each WEBS Index Series may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid. Dividends paid out of a WEBS Index Series' income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the WEBS.

Distributions in excess of a WEBS Index Series' current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in WEBS, and as capital gain thereafter. A distribution may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, it may constitute a return of capital.

Dividends and interest received by each WEBS Index Series may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Since more than 50% of each WEBS Index Series' total assets (with the exception of the USA WEBS Index Series) at the end of its taxable year will consist of foreign stock or securities, each WEBS Index Series will "pass through" to you any foreign income taxes (including withholding taxes) paid by a WEBS Index Series, if you held the WEBS Index Series, and the WEBS Index Series held the security, on the dividend entitlement date and for at least fifteen additional days immediately before and/or after. Subject to certain limitations, the foreign income taxes passed through may qualify as a deduction in calculating U.S. taxable income or as a credit in calculating U.S. federal income tax. You will be notified of your portion of the foreign income taxes paid to each country and the portion of dividends that represents income derived from sources within each country.

If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, each WEBS Index Series' ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

By law, each WEBS Index Series must withhold 31% of a shareholder's distributions and proceeds if the shareholder has not provided a taxpayer identification number or social security number.


Taxes When WEBS Are Sold on the AMEX. Currently, any capital gain or loss realized upon a sale of WEBS is generally treated as long-term capital gain or loss if the WEBS have been held for more than one year and as short-term capital gain or loss if the WEBS have been held for one year or less.


The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in a WEBS Index Series. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in a WEBS Index Series under all applicable tax laws.

DISTRIBUTION ARRANGEMENTS

The WEBS Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows the WEBS Fund to pay distribution fees for the sale and distribution of WEBS. Because these fees are paid out of a WEBS Index Series' assets on an ongoing basis, over time the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees to be paid to the distributor under the Rule 12b-1 Plan are calculated and paid monthly with respect to each WEBS Index Series at a rate set from time to time by the Board, provided that the annual rate may not exceed .25% of the average daily net assets of each WEBS Index Series. The Board currently limits the annual fee payable under the 12b-1 Plan with respect to each WEBS Index Series so as not to exceed .20% of the average daily net assets of each WEBS Index Series. From time to time, the distributor may waive all or a portion of the fees. The distributor has entered into sales and investor services agreements with broker-dealers or other persons that are DTC Participants to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Under the terms of each sales and investor services agreement, the distributor will pay broker-dealers or other persons, out of 12b-1 fees received from a WEBS Index Series, at the annual rate of .08 of 1% of the average daily net asset value of WEBS held through DTC for the account of such DTC Participant. The distributor may retain any amount of its fee that is not expended for the foregoing purposes. The amount of the fee is not dependent upon the distribution expenses actually incurred by the distributor. The distributor has no role in determining the investment policies of any WEBS Index Series or which securities are to be purchased or sold by any WEBS Index Series.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance since inception of those WEBS Index Series that have commenced investment operations (the Australia, Austria, Belgium, Canada, France, Germany, Hong Kong, Italy, Japan, Malaysia (Free), Mexico (Free), Netherlands, Singapore
(Free), Spain, Sweden, Switzerland and United Kingdom WEBS Index Series). Certain information reflects financial results for a single WEBS of a WEBS Index Series. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in a WEBS Index Series (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young, LLP, whose report, along with the financial statements of those WEBS Index Series' that have commenced operations, is included in the Annual Report, which is incorporated by reference in the SAI and available without charge upon request.

FINANCIAL HIGHLIGHTS                                       WEBS INDEX FUND, INC.
FOREIGN FUND, INC.
================================================================================

(For a share outstanding throughout the period)

                                                                                                        Australia
                                                                                                          WEBS
                                                                                                         Index
                                                                                                         Series
                                                                                        --------------------------------------------
                                                                                         For the         For the         For the
                                                                                          year            year            year
                                                                                          ended           ended           ended
                                                                                         08/31/99        08/31/98        08/31/97
                                                                                        ----------      ----------      ----------
Per Share Operating Performance
   Net asset value, beginning of period .............................................   $     7.75      $    10.35      $    10.15
                                                                                        ----------      ----------      ----------
   Net investment income/(loss) (+) .................................................         0.20            0.23            0.17
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................         2.29           (2.60)           0.47
                                                                                        ----------      ----------      ----------
       Net increase/(decrease) in net assets resulting from operations ..............         2.49           (2.37)           0.64
                                                                                        ----------      ----------      ----------
Less Distributions
   Dividends from net investment income .............................................        (0.19)          (0.23)          (0.16)
   Dividends in excess of net investment income .....................................         0.00**          0.00**         (0.04)
   Distributions from net realized gains ............................................           --              --           (0.04)
   Distributions in excess of net realized gains ....................................           --              --              --
   Return of capital ................................................................        (0.06)             --           (0.20)
                                                                                        ----------      ----------      ----------
       Total dividends and distributions ............................................        (0.25)          (0.23)          (0.44)
                                                                                        ----------      ----------      ----------
   Net asset value, end of period ...................................................   $     9.99      $     7.75      $    10.35
                                                                                        ==========      ==========      ==========
Total Investment Return (2) .........................................................        32.09%         (23.11)%          6.23%

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) .............................................   $   53,957      $   34,099      $   41,406
   Ratios of expenses to average net assets (5) .....................................         1.00%           1.05%           1.33%
   Ratios of net investment income/(loss) to average net assets (5) .................         2.03%           2.38%           1.57%
   Portfolio turnover (6) ...........................................................        13.83%           1.49%           5.30%

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................           --              --            1.33%
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................           --              --            1.57%
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                         Australia              Austria
                                                                                            WEBS                 WEBS
                                                                                           Index                 Index
                                                                                           Series                Series
                                                                                        ----------      ----------------------------
                                                                                         For the         For the         For the
                                                                                         period           year            year
                                                                                        03/12/96*-        ended           ended
                                                                                         08/31/96        08/31/99        08/31/98
                                                                                        ----------      ----------      ----------
Per Share Operating Performance
   Net asset value, beginning of period .............................................   $     9.95(1)   $    10.11     $    10.51
                                                                                        ----------      ----------     ----------
   Net investment income/(loss) (+) .................................................         0.10            0.10           0.06
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................         0.29           (0.98)          0.20
                                                                                        ----------      ----------     ----------
       Net increase/(decrease) in net assets resulting from operations ..............         0.39           (0.88)          0.26
                                                                                        ----------      ----------     ----------
Less Distributions
   Dividends from net investment income .............................................        (0.08)          (0.07)         (0.04)
   Dividends in excess of net investment income .....................................        (0.05)          (0.01)         (0.01)
   Distributions from net realized gains ............................................        (0.02)             --          (0.61)
   Distributions in excess of net realized gains ....................................           --              --           0.00**
   Return of capital ................................................................        (0.04)          (0.02)          0.00**
                                                                                        ----------      ----------     ----------
       Total dividends and distributions ............................................        (0.19)          (0.10)         (0.66)
                                                                                        ----------      ----------     ----------
   Net asset value, end of period ...................................................   $    10.15      $     9.13     $    10.11
                                                                                        ==========      ==========     ==========
Total Investment Return (2) .........................................................         3.88%(4)       (8.69)%         2.16%

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) .............................................   $   12,177      $   12,776     $    8,085
   Ratios of expenses to average net assets (5) .....................................         1.59%(3)        1.31%          1.41%
   Ratios of net investment income/(loss) to average net assets (5) .................         2.18%(3)        1.04%          0.51%
   Portfolio turnover (6) ...........................................................         8.84%(4)       49.95%         36.14%

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................         1.60%(3)            --             --
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................         2.17%(3)            --             --
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                               Austria                Belgium
                                                                                                WEBS                   WEBS
                                                                                                Index                  Index
                                                                                                Series                 Series
                                                                                        -------------------------     ----------
                                                                                         For the        For the        For the
                                                                                          year          period          year
                                                                                          ended        03/12/96*-       ended
                                                                                         08/31/97       08/31/96       08/31/99
                                                                                        ----------     ----------     ----------
Per Share Operating Performance
   Net asset value, beginning of period .............................................   $    10.40     $    10.91(1)  $    18.40
                                                                                        ----------     ----------     ----------
   Net investment income/(loss) (+) .................................................        (0.02)          0.04           0.08
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................         0.13          (0.41)         (0.30)
                                                                                        ----------     ----------     ----------
       Net increase/(decrease) in net assets resulting from operations ..............         0.11          (0.37)         (0.22)
                                                                                        ----------     ----------     ----------
Less Distributions
   Dividends from net investment income .............................................           --          (0.02)            --
   Dividends in excess of net investment income .....................................           --          (0.01)         (0.01)
   Distributions from net realized gains ............................................           --          (0.03)         (1.19)
   Distributions in excess of net realized gains ....................................           --             --             --
   Return of capital ................................................................           --          (0.08)         (0.91)
                                                                                        ----------     ----------     ----------
       Total dividends and distributions ............................................           --          (0.14)         (2.11)
                                                                                        ----------     ----------     ----------
   Net asset value, end of period ...................................................   $    10.51     $    10.40     $    16.07
                                                                                        ==========     ==========     ==========
Total Investment Return (2) .........................................................         1.06%         (3.39)%(4)     (1.00)%

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) .............................................   $    4,205     $   13,520     $   13,496
   Ratios of expenses to average net assets (5) .....................................         1.68%          1.56%(3)       1.24%
   Ratios of net investment income/(loss) to average net assets (5) .................        (0.22)%         0.87%(3)       0.45%
   Portfolio turnover (6) ...........................................................        28.47%          9.60%(4)      62.99%

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................         1.69%          1.57%(3)         --
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................        (0.22)%         0.86%(3)         --
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                                       Belgium
                                                                                                         WEBS
                                                                                                        Index
                                                                                                        Series
                                                                                        ----------------------------------------
                                                                                         For the        For the        For the
                                                                                          year           year          period
                                                                                          ended          ended        03/12/96*-
                                                                                         08/31/98       08/31/97       08/31/96
                                                                                        ----------     ----------     ----------
Per Share Operating Performance
   Net asset value, beginning of period .............................................   $    15.64     $    14.99     $    14.92(1)
                                                                                        ----------     ----------     ----------
   Net investment income/(loss) (+) .................................................         0.24           0.77           0.40
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................         6.09           0.62           0.36
                                                                                        ----------     ----------     ----------
       Net increase/(decrease) in net assets resulting from operations ..............         6.33           1.39           0.76
                                                                                        ----------     ----------     ----------
Less Distributions
   Dividends from net investment income .............................................        (0.27)         (0.33)         (0.54)
   Dividends in excess of net investment income .....................................        (1.21)         (0.28)         (0.09)
   Distributions from net realized gains ............................................        (1.99)         (0.12)         (0.06)
   Distributions in excess of net realized gains ....................................           --             --             --
   Return of capital ................................................................        (0.10)         (0.01)            --
                                                                                        ----------     ----------     ----------
       Total dividends and distributions ............................................        (3.57)         (0.74)         (0.69)
                                                                                        ----------     ----------     ----------
   Net asset value, end of period ...................................................   $    18.40     $    15.64     $    14.99
                                                                                        ==========     ==========     ==========
Total Investment Return (2) .........................................................        39.42%          9.26%          5.01%(4)

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) .............................................   $   25,765     $   32,528     $    1,800
   Ratios of expenses to average net assets (5) .....................................         1.04%          1.24%          2.29%(3)
   Ratios of net investment income/(loss) to average net assets (5) .................         1.28%          4.63%          5.67%(3)
   Portfolio turnover (6) ...........................................................        50.46%         16.83%          6.25%(4)

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................           --           1.24%          2.30%(3)
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................           --           4.63%          5.66%(3)
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                   See accompanying notes to financial statements.

                                                                                                        Canada
                                                                                                         WEBS
                                                                                                        Index
                                                                                                        Series
                                                                                        -------------------------------------------
                                                                                         For the        For the       For the
                                                                                           year           year          year
                                                                                          ended          ended         ended
                                                                                         08/31/99       08/31/98      08/31/97
                                                                                        -----------   -----------    -----------
Per Share Operating Performance
   Net asset value, beginning of period .............................................   $      9.90   $     13.43    $     10.60
                                                                                        -----------   -----------    -----------
   Net investment income/(loss) (+) .................................................          0.07          0.07           0.05
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................          3.87         (2.89)          2.97
                                                                                        -----------   -----------    -----------
       Net increase/(decrease) in net assets resulting from operations ..............          3.94         (2.82)          3.02
                                                                                        -----------   -----------    -----------
Less Distributions
   Dividends from net investment income .............................................         (0.08)        (0.13)         (0.05)
   Dividends in excess of net investment income .....................................         (0.01)        (0.00)**       (0.00)**
   Distributions from net realized gains ............................................         (0.53)        (0.58)         (0.14)
   Distributions in excess of net realized gains ....................................            --            --             --
   Return of capital ................................................................            --            --             --
                                                                                        -----------   -----------    -----------
       Total dividends and distributions ............................................         (0.62)        (0.71)         (0.19)
                                                                                        -----------   -----------    -----------
   Net asset value, end of period ...................................................   $     13.22   $      9.90    $     13.43
                                                                                        ===========   ===========    ===========
Total Investment Return (2) .........................................................         39.71%       (21.69)%        28.50%

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) .............................................   $     9,253   $     6,932    $    24,168
   Ratios of expenses to average net assets (5) .....................................          1.23%         1.14%          1.35%
   Ratios of net investment income/(loss) to average net assets (5) .................          0.53%         0.46%          0.39%
   Portfolio turnover (6) ...........................................................         11.66%         3.70%         11.02%

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................            --            --           1.36%
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................            --            --           0.39%
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                          Canada                  France
                                                                                           WEBS                    WEBS
                                                                                          Index                   Index
                                                                                          Series                  Series
                                                                                        -----------      ---------------------------
                                                                                         For the          For the         For the
                                                                                         period             year            year
                                                                                        03/12/96*-         ended           ended
                                                                                         08/31/96         08/31/99        08/31/98
                                                                                        -----------      -----------    -----------
Per Share Operating Performance
   Net asset value, beginning of period .............................................   $     10.17(1)   $     19.13    $     14.50
                                                                                        -----------      -----------    -----------
   Net investment income/(loss) (+) .................................................          0.04             0.14           0.30
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................          0.43             3.88           4.76
                                                                                        -----------      -----------    -----------
       Net increase/(decrease) in net assets resulting from operations ..............          0.47             4.02           5.06
                                                                                        -----------      -----------    -----------
Less Distributions
   Dividends from net investment income .............................................         (0.03)           (0.10)         (0.19)
   Dividends in excess of net investment income .....................................         (0.01)           (0.02)         (0.03)
   Distributions from net realized gains ............................................            --            (0.05)         (0.13)
   Distributions in excess of net realized gains ....................................          0.00**             --          (0.01)
   Return of capital ................................................................          0.00**          (0.08)         (0.07)
                                                                                        -----------      -----------    -----------
       Total dividends and distributions ............................................         (0.04)           (0.25)         (0.43)
                                                                                        -----------      -----------    -----------
   Net asset value, end of period ...................................................   $     10.60      $     22.90    $     19.13
                                                                                        ===========      ===========    ===========
Total Investment Return (2) .........................................................          4.63%(4)        21.01%         34.77%

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) .............................................   $    13,776      $    77,885    $    45,922
   Ratios of expenses to average net assets (5) .....................................          1.44%(3)         1.06%          1.18%
   Ratios of net investment income/(loss) to average net assets (5) .................          0.79%(3)         0.67%          1.58%
   Portfolio turnover (6) ...........................................................          0.00%(4)         0.00%          5.65%

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................          1.45%(3)           --             --
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................          0.78%(3)           --             --
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                                  France                  Germany
                                                                                                   WEBS                    WEBS
                                                                                                  Index                   Index
                                                                                                  Series                  Series
                                                                                        ---------------------------      -----------
                                                                                          For the         For the         For the
                                                                                            year          period            year
                                                                                           ended         03/12/96*-        ended
                                                                                          08/31/97        08/31/96        08/31/99
                                                                                        -----------     -----------     -----------
Per Share Operating Performance
   Net asset value, beginning of period .............................................   $     12.73    $     12.42(1)   $     20.25
                                                                                        -----------    -----------      -----------
   Net investment income/(loss) (+) .................................................          0.17           0.17             0.12
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................          1.95           0.45             1.31
                                                                                        -----------    -----------      -----------
       Net increase/(decrease) in net assets resulting from operations ..............          2.12           0.62             1.43
                                                                                        -----------    -----------      -----------
Less Distributions
   Dividends from net investment income .............................................         (0.15)         (0.09)           (0.10)
   Dividends in excess of net investment income .....................................            --          (0.01)           (0.01)
   Distributions from net realized gains ............................................         (0.20)          0.00**          (0.31)
   Distributions in excess of net realized gains ....................................            --             --            (0.08)
   Return of capital ................................................................            --          (0.21)           (0.01)
                                                                                        -----------    -----------      -----------
       Total dividends and distributions ............................................         (0.35)         (0.31)           (0.51)
                                                                                        -----------    -----------      -----------
   Net asset value, end of period ...................................................   $     14.50    $     12.73      $     21.17
                                                                                        ===========    ===========      ===========
Total Investment Return (2) .........................................................         16.60%          4.95%(4)         7.04%

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) .............................................   $    14,519    $    22,930      $   101,645
   Ratios of expenses to average net assets (5) .....................................          1.52%          1.84%(3)         1.00%
   Ratios of net investment income/(loss) to average net assets (5) .................          1.17%          2.72%(3)         0.57%
   Portfolio turnover (6) ...........................................................          7.13%          0.00%(4)        13.67%

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................          1.52%          1.85%(3)           --
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................          1.17%          2.71%(3)           --
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                                      Germany
                                                                                                        WEBS
                                                                                                       Index
                                                                                                       Series
                                                                                        ----------------------------------------
                                                                                         For the        For the        For the
                                                                                           year          year          period
                                                                                          ended          ended        03/12/96*-
                                                                                         08/31/98       08/31/97       08/31/96
                                                                                        ----------    -----------    -----------
Per Share Operating Performance
   Net asset value, beginning of period .............................................   $     16.31    $     13.64   $     13.23(1)
                                                                                        -----------    -----------   -----------
   Net investment income/(loss) (+) .................................................          0.29           0.03          0.06
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................          3.92           2.77          0.47
                                                                                        -----------    -----------   -----------
       Net increase/(decrease) in net assets resulting from operations ..............          4.21           2.80          0.53
                                                                                        -----------    -----------   -----------
Less Distributions
   Dividends from net investment income .............................................         (0.17)         (0.03)        (0.03)
   Dividends in excess of net investment income .....................................         (0.01)         (0.01)        (0.01)
   Distributions from net realized gains ............................................         (0.01)         (0.07)           --
   Distributions in excess of net realized gains ....................................          0.00**           --         (0.01)
   Return of capital ................................................................         (0.08)         (0.02)        (0.07)
                                                                                        -----------    -----------   -----------
       Total dividends and distributions ............................................         (0.27)         (0.13)        (0.12)
                                                                                        -----------    -----------   -----------
   Net asset value, end of period ...................................................   $     20.25    $     16.31   $     13.64
                                                                                        ===========    ===========   ===========
Total Investment Return (2) .........................................................         25.69%         20.51%         4.00%(4)

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) .............................................   $    72,934    $    24,486   $    28,664
   Ratios of expenses to average net assets (5) .....................................          1.08%          1.37%         1.68%(3)
   Ratios of net investment income/(loss) to average net assets (5) .................          1.43%          0.23%         1.00%(3)
   Portfolio turnover (6) ...........................................................          0.64%          9.04%         0.00%(4)

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................            --           1.37%         1.69%(3)
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................            --           0.22%         0.99%(3)
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                                       Hong Kong
                                                                                                         WEBS
                                                                                                        Index
                                                                                                        Series
                                                                                      ----------------------------------------------
                                                                                       For the         For the          For the
                                                                                        year            year             year
                                                                                        ended           ended            ended
                                                                                       08/31/99        08/31/98         08/31/97
                                                                                      -----------     -----------      -----------
Per Share Operating Performance
   Net asset value, beginning of period ............................................. $      6.41     $     14.73      $     13.05
                                                                                      -----------     -----------      -----------
   Net investment income/(loss) (+) .................................................        0.29            0.35             0.26
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................        5.49           (8.27)            2.12
                                                                                      -----------     -----------      -----------
       Net increase/(decrease) in net assets resulting from operations ..............        5.78           (7.92)            2.38
                                                                                      -----------     -----------      -----------
Less Distributions
   Dividends from net investment income .............................................       (0.31)          (0.28)           (0.21)
   Dividends in excess of net investment income .....................................       (0.05)           0.00**          (0.01)
   Distributions from net realized gains ............................................          --              --            (0.34)
   Distributions in excess of net realized gains ....................................          --              --             0.00**
   Return of capital ................................................................          --           (0.12)           (0.14)
                                                                                      -----------     -----------      -----------
       Total dividends and distributions ............................................       (0.36)          (0.40)           (0.70)
                                                                                      -----------     -----------      -----------
   Net asset value, end of period ................................................... $     11.83     $      6.41      $     14.73
                                                                                      ===========     ===========      ===========
Total Investment Return (2) .........................................................       90.51%         (54.22)%          17.80%

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) ............................................. $    77,200     $    49,973      $    25,417
   Ratios of expenses to average net assets (5) .....................................        1.01%           1.09%            1.43%
   Ratios of net investment income/(loss) to average net assets (5) .................        2.84%           3.76%            1.71%
   Portfolio turnover (6) ...........................................................       42.89%          21.50%           22.90%

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................          --              --             1.43%
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................          --              --             1.71%
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                       Hong Kong                  Italy
                                                                                          WEBS                     WEBS
                                                                                         Index                    Index
                                                                                         Series                   Series
                                                                                       -----------      ----------------------------
                                                                                        For the          For the         For the
                                                                                        period            year            year
                                                                                       03/12/96*-         ended           ended
                                                                                        08/31/96         08/31/99        08/31/98
                                                                                       -----------      -----------     -----------
Per Share Operating Performance
   Net asset value, beginning of period .............................................  $     12.83(1)   $     22.89     $     16.66
                                                                                       -----------      -----------     -----------
   Net investment income/(loss) (+) .................................................         0.15             0.17            0.18
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................         0.27             1.05            7.94
                                                                                       -----------      -----------     -----------
       Net increase/(decrease) in net assets resulting from operations ..............         0.42             1.22            8.12
                                                                                       -----------      -----------     -----------
Less Distributions
   Dividends from net investment income .............................................        (0.13)           (0.06)          (0.18)
   Dividends in excess of net investment income .....................................        (0.02)              --           (1.02)
   Distributions from net realized gains ............................................        (0.01)           (2.24)          (0.69)
   Distributions in excess of net realized gains ....................................           --               --              --
   Return of capital ................................................................        (0.04)           (0.25)             --
                                                                                       -----------      -----------     -----------
       Total dividends and distributions ............................................        (0.20)           (2.55)          (1.89)
                                                                                       -----------      -----------     -----------
   Net asset value, end of period ...................................................  $     13.05      $     21.56     $     22.89
                                                                                       ===========      ===========     ===========
Total Investment Return (2) .........................................................         3.22%(4)         5.14%          47.66%

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) .............................................  $     7,845      $    58,224     $    58,368
   Ratios of expenses to average net assets (5) .....................................         1.52%(3)         1.03%           1.02%
   Ratios of net investment income/(loss) to average net assets (5) .................         2.37%(3)         0.70%           0.76%
   Portfolio turnover (6) ...........................................................         0.00%(4)         7.89%           8.16%

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................         1.53%(3)           --              --
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................         2.36%(3)           --              --
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                                  Italy                   Japan
                                                                                                  WEBS                     WEBS
                                                                                                  Index                   Index
                                                                                                 Series                   Series
                                                                                      ----------------------------     -----------
                                                                                        For the         For the          For the
                                                                                         year           period            year
                                                                                         ended         03/12/96*-         ended
                                                                                        08/31/97        08/31/96         08/31/99
                                                                                      -----------      -----------     -----------
Per Share Operating Performance
   Net asset value, beginning of period ............................................. $     13.79     $     13.62(1)   $      8.39
                                                                                      -----------     -----------      -----------
   Net investment income/(loss) (+) .................................................        0.12            0.25            (0.03)
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................        3.10            0.31             4.91
                                                                                      -----------     -----------      -----------
       Net increase/(decrease) in net assets resulting from operations ..............        3.22            0.56             4.88
                                                                                      -----------     -----------      -----------
Less Distributions
   Dividends from net investment income .............................................       (0.11)          (0.14)              --
   Dividends in excess of net investment income .....................................       (0.24)          (0.03)           (0.04)
   Distributions from net realized gains ............................................          --           (0.14)              --
   Distributions in excess of net realized gains ....................................          --              --               --
   Return of capital ................................................................          --           (0.08)           (0.01)
                                                                                      -----------     -----------      -----------
       Total dividends and distributions ............................................       (0.35)          (0.39)           (0.05)
                                                                                      -----------     -----------      -----------
   Net asset value, end of period ................................................... $     16.66     $     13.79      $     13.22
                                                                                      ===========     ===========      ===========
Total Investment Return (2) .........................................................       23.37%           4.11%(4)        58.14%

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) ............................................. $    32,495     $    35,170      $   713,653
   Ratios of expenses to average net assets (5) .....................................        1.33%           1.43%(3)         0.94%
   Ratios of net investment income/(loss) to average net assets (5) .................        0.76%           3.69%(3)        (0.27)%
   Portfolio turnover (6) ...........................................................       13.70%          19.80%(4)         0.00%

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................        1.33%           1.44%(3)           --
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................        0.76%           3.68%(3)           --
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                                       Japan
                                                                                                        WEBS
                                                                                                       Index
                                                                                                       Series
                                                                                       -----------------------------------------
                                                                                        For the        For the        For the
                                                                                          year           year          period
                                                                                         ended          ended        03/12/96*-
                                                                                        08/31/98       08/31/97       08/31/96
                                                                                       -----------    -----------    -----------
Per Share Operating Performance
   Net asset value, beginning of period .............................................  $     12.61    $     14.33   $     14.79(1)
                                                                                       -----------    -----------   -----------
   Net investment income/(loss) (+) .................................................        (0.02)         (0.06)        (0.07)
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................        (4.19)         (1.65)        (0.39)
                                                                                       -----------    -----------   -----------
       Net increase/(decrease) in net assets resulting from operations ..............        (4.21)         (1.71)        (0.46)
                                                                                       -----------    -----------   -----------
Less Distributions
   Dividends from net investment income .............................................           --             --            --
   Dividends in excess of net investment income .....................................           --             --            --
   Distributions from net realized gains ............................................         0.00**           --            --
   Distributions in excess of net realized gains ....................................           --          (0.01)           --
   Return of capital ................................................................        (0.01)            --            --
                                                                                       -----------    -----------   -----------
       Total dividends and distributions ............................................        (0.01)         (0.01)           --
                                                                                       -----------    -----------   -----------
   Net asset value, end of period ...................................................  $      8.39    $     12.61   $     14.33
                                                                                       ===========    ===========   ===========
Total Investment Return (2) .........................................................       (33.38)%       (11.97)%       (3.11)%(4)

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) .............................................  $   201,485    $   158,957   $   103,164
   Ratios of expenses to average net assets (5) .....................................         1.04%          1.19%         1.37%(3)
   Ratios of net investment income/(loss) to average net assets (5) .................        (0.21)%        (0.48)%       (1.01)%(3)
   Portfolio turnover (6) ...........................................................         0.00%         12.90%        21.54%(4)

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................           --           1.19%         1.38%(3)
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................           --          (0.48)%       (1.02)%(3)
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                                    Malaysia (Free)
                                                                                                         WEBS
                                                                                                        Index
                                                                                                        Series
                                                                                        ----------------------------------------
                                                                                         For the        For the        For the
                                                                                           year           year           year
                                                                                          ended          ended          ended
                                                                                         08/31/99       08/31/98       08/31/97
                                                                                        ----------     ----------     ----------
Per Share Operating Performance
   Net asset value, beginning of period .............................................   $     2.11     $     8.23     $    13.80
                                                                                        ----------     ----------     ----------
   Net investment income/(loss) (+) .................................................         0.01           0.06           0.01
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................         3.67          (6.10)         (5.55)
                                                                                        ----------     ----------     ----------
       Net increase/(decrease) in net assets resulting from operations ..............         3.68          (6.04)         (5.54)
                                                                                        ----------     ----------     ----------
Less Distributions
   Dividends from net investment income .............................................        (0.01)         (0.05)          0.00**
   Dividends in excess of net investment income .....................................           --             --          (0.01)
   Distributions from net realized gains ............................................           --             --             --
   Distributions in excess of net realized gains ....................................           --             --             --
   Return of capital ................................................................        (0.19)         (0.03)         (0.02)
                                                                                        ----------     ----------     ----------
       Total dividends and distributions ............................................        (0.20)         (0.08)         (0.03)
                                                                                        ----------     ----------     ----------
   Net asset value, end of period ...................................................   $     5.59     $     2.11     $     8.23
                                                                                        ==========     ==========     ==========
Total Investment Return (2) .........................................................       185.81%        (73.57)%       (40.20)%

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) .............................................   $   95,251     $   35,867     $   12,339
   Ratios of expenses to average net assets (5) .....................................         1.43%          1.09%          1.46%
   Ratios of net investment income/(loss) to average net assets (5) .................         0.33%          1.40%          0.04%
   Portfolio turnover (6) ...........................................................         7.24%          2.11%          0.00%

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................           --             --           1.47%
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................           --             --           0.04%
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                      Malaysia (Free)          Mexico (Free)
                                                                                           WEBS                    WEBS
                                                                                          Index                   Index
                                                                                          Series                  Series
                                                                                      --------------     ---------------------------
                                                                                          For the         For the        For the
                                                                                           period           year           year
                                                                                         03/12/96*-        ended          ended
                                                                                          08/31/96        08/31/99       08/31/98
                                                                                         ----------      ----------     ----------
Per Share Operating Performance
   Net asset value, beginning of period .............................................    $    13.24(1)   $     8.11     $    15.11
                                                                                         ----------      ----------     ----------
   Net investment income/(loss) (+) .................................................         (0.02)           0.06           0.09
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................          0.59            5.36          (6.71)
                                                                                         ----------      ----------     ----------
       Net increase/(decrease) in net assets resulting from operations ..............          0.57            5.42          (6.62)
                                                                                         ----------      ----------     ----------
Less Distributions
   Dividends from net investment income .............................................            --           (0.06)         (0.09)
   Dividends in excess of net investment income .....................................            --           (0.01)            --
   Distributions from net realized gains ............................................            --              --          (0.29)
   Distributions in excess of net realized gains ....................................            --           (0.01)            --
   Return of capital ................................................................         (0.01)          (0.06)            --
                                                                                         ----------      ----------     ----------
       Total dividends and distributions ............................................         (0.01)          (0.14)         (0.38)
                                                                                         ----------      ----------     ----------
   Net asset value, end of period ...................................................    $    13.80      $    13.39     $     8.11
                                                                                         ==========      ==========     ==========
Total Investment Return (2) .........................................................          4.28%(4)       66.92%        (44.18)%

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) .............................................    $    9,318      $   21,430     $    7,296
   Ratios of expenses to average net assets (5) .....................................          1.58%(3)        1.26%          1.34%
   Ratios of net investment income/(loss) to average net assets (5) .................         (0.35)%(3)       0.52%          0.60%
   Portfolio turnover (6) ...........................................................          0.00%(4)       18.36%         14.05%

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................          1.59%(3)          --             --
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................         (0.36)%(3)         --             --
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                              Mexico (Free)             Netherlands
                                                                                                  WEBS                     WEBS
                                                                                                 Index                     Index
                                                                                                 Series                    Series
                                                                                        -------------------------       -----------
                                                                                         For the        For the           For the
                                                                                           year          period             year
                                                                                          ended        03/12/96*-          ended
                                                                                         08/31/97       08/31/96          08/31/99
                                                                                        ----------     ----------       ----------
Per Share Operating Performance
   Net asset value, beginning of period .............................................   $    11.52     $     9.95(1)    $    23.50
                                                                                        ----------     ----------       ----------
   Net investment income/(loss) (+) .................................................         0.02           0.00**           0.53
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................         4.07           1.59             1.60
                                                                                        ----------     ----------       ----------
       Net increase/(decrease) in net assets resulting from operations ..............         4.09           1.59             2.13
                                                                                        ----------     ----------       ----------
Less Distributions
   Dividends from net investment income .............................................        (0.01)            --            (0.43)
   Dividends in excess of net investment income .....................................        (0.01)         (0.01)           (0.01)
   Distributions from net realized gains ............................................        (0.44)            --            (1.42)
   Distributions in excess of net realized gains ....................................           --             --            (0.24)
   Return of capital ................................................................        (0.04)         (0.01)           (0.08)
                                                                                        ----------     ----------       ----------
       Total dividends and distributions ............................................        (0.50)         (0.02)           (2.18)
                                                                                        ----------     ----------       ----------
   Net asset value, end of period ...................................................   $    15.11     $    11.52       $    23.45
                                                                                        ==========     ==========       ==========
Total Investment Return (2) .........................................................        35.21%         15.93%(4)         8.98%

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) .............................................   $   16,627     $    5,759       $   31,685
   Ratios of expenses to average net assets (5) .....................................         1.63%          1.75%(3)         1.07%
   Ratios of net investment income/(loss) to average net assets (5) .................         0.14%          0.01%(3)         2.20%
   Portfolio turnover (6) ...........................................................        22.80%          0.00%(4)        32.13%

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................         1.63%          1.76%(3)           --
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................         0.13%          0.00%(3)           --
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                                      Netherlands
                                                                                                          WEBS
                                                                                                         Index
                                                                                                         Series
                                                                                        ---------------------------------------
                                                                                         For the        For the       For the
                                                                                           year           year         period
                                                                                          ended          ended       03/12/96*-
                                                                                         08/31/98       08/31/97      08/31/96
                                                                                        ----------     ----------    ----------
Per Share Operating Performance
   Net asset value, beginning of period .............................................   $    21.42     $    17.36    $    15.91(1)
                                                                                        ----------     ----------    ----------
   Net investment income/(loss) (+) .................................................         0.25           0.11          0.24
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................         3.53           4.79          1.54
                                                                                        ----------     ----------    ----------
       Net increase/(decrease) in net assets resulting from operations ..............         3.78           4.90          1.78
                                                                                        ----------     ----------    ----------
Less Distributions
   Dividends from net investment income .............................................        (0.16)         (0.10)        (0.14)
   Dividends in excess of net investment income .....................................           --          (0.01)        (0.01)
   Distributions from net realized gains ............................................        (1.47)         (0.71)        (0.08)
   Distributions in excess of net realized gains ....................................           --             --         (0.01)
   Return of capital ................................................................        (0.07)         (0.02)        (0.09)
                                                                                        ----------     ----------    ----------
       Total dividends and distributions ............................................        (1.70)         (0.84)        (0.33)
                                                                                        ----------     ----------    ----------
   Net asset value, end of period ...................................................   $    23.50     $    21.42    $    17.36
                                                                                        ==========     ==========    ==========
Total Investment Return (2) .........................................................        17.41%         28.04%        11.19%(4)

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) .............................................   $   22,349     $    9,661    $    6,962
   Ratios of expenses to average net assets (5) .....................................         1.12%          1.46%         1.63%(3)
   Ratios of net investment income/(loss) to average net assets (5) .................         1.00%          0.54%         2.93%(3)
   Portfolio turnover (6) ...........................................................        15.81%         12.68%         4.32%(4)

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................           --           1.46%         1.64%(3)
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................           --           0.53%         2.92%(3)
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                                    Singapore (Free)
                                                                                                         WEBS
                                                                                                        Index
                                                                                                        Series
                                                                                      ---------------------------------------------
                                                                                       For the         For the         For the
                                                                                        year            year            year
                                                                                        ended           ended           ended
                                                                                       08/31/99        08/31/98        08/31/97
                                                                                      -----------     -----------     -----------
Per Share Operating Performance
   Net asset value, beginning of period ............................................. $      3.30     $      8.66     $     11.38
                                                                                      -----------     -----------     -----------
   Net investment income/(loss) (+) .................................................        0.05            0.07            0.00**
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................        4.70           (5.37)          (2.67)
                                                                                      -----------     -----------     -----------
       Net increase/(decrease) in net assets resulting from operations ..............        4.75           (5.30)          (2.67)
                                                                                      -----------     -----------     -----------
Less Distributions
   Dividends from net investment income .............................................       (0.05)          (0.04)           0.00**
   Dividends in excess of net investment income .....................................       (0.06)          (0.01)          (0.01)
   Distributions from net realized gains ............................................          --              --           (0.02)
   Distributions in excess of net realized gains ....................................          --              --              --
   Return of capital ................................................................       (0.01)          (0.01)          (0.02)
                                                                                      -----------     -----------     -----------
       Total dividends and distributions ............................................       (0.12)          (0.06)          (0.05)
                                                                                      -----------     -----------     -----------
   Net asset value, end of period ................................................... $      7.93     $      3.30     $      8.66
                                                                                      ===========     ===========     ===========
Total Investment Return (2) .........................................................      144.52%         (61.29)%        (23.48)%

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) ............................................. $   113,438     $    47,248     $    14,722
   Ratios of expenses to average net assets (5) .....................................        0.97%           1.08%           1.43%
   Ratios of net investment income/(loss) to average net assets (5) .................        0.76%           1.17%           0.03%
   Portfolio turnover (6) ...........................................................       25.31%          67.17%          13.40%

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................          --              --            1.43%
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................          --              --            0.03%
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                       Singapore (Free)            Spain
                                                                                           WEBS                     WEBS
                                                                                          Index                    Index
                                                                                          Series                   Series
                                                                                        -----------      -------------------------
                                                                                         For the          For the       For the
                                                                                         period            year          year
                                                                                        03/12/96*-         ended         ended
                                                                                         08/31/96         08/31/99      08/31/98
                                                                                        -----------      -----------   -----------
Per Share Operating Performance
   Net asset value, beginning of period .............................................   $     12.24(1)   $     23.84   $     18.49
                                                                                        -----------      -----------   -----------
   Net investment income/(loss) (+) .................................................          0.04             0.09          0.16
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................         (0.86)            3.14          5.94
                                                                                        -----------      -----------   -----------
       Net increase/(decrease) in net assets resulting from operations ..............         (0.82)            3.23          6.10
                                                                                        -----------      -----------   -----------
Less Distributions
   Dividends from net investment income .............................................         (0.03)           (0.07)        (0.12)
   Dividends in excess of net investment income .....................................         (0.01)           (0.02)        (0.02)
   Distributions from net realized gains ............................................            --            (1.35)        (0.55)
   Distributions in excess of net realized gains ....................................            --               --            --
   Return of capital ................................................................            --            (0.04)        (0.06)
                                                                                        -----------      -----------   -----------
       Total dividends and distributions ............................................         (0.04)           (1.48)        (0.75)
                                                                                        -----------      -----------   -----------
   Net asset value, end of period ...................................................   $     11.38      $     25.59   $     23.84
                                                                                        ===========      ===========   ===========
Total Investment Return (2) .........................................................         (6.73)%(4)       13.39%        32.58%

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) .............................................   $     9,107      $    36,469   $    25,029
   Ratios of expenses to average net assets (5) .....................................          1.56%(3)         1.04%         1.11%
   Ratios of net investment income/(loss) to average net assets (5) .................          0.69%(3)         0.31%         0.61%
   Portfolio turnover (6) ...........................................................         26.29%(4)        16.58%         9.10%

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................          1.57%(3)           --            --
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................          0.68%(3)           --            --
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                                  Spain                  Sweden
                                                                                                   WEBS                   WEBS
                                                                                                  Index                  Index
                                                                                                  Series                 Series
                                                                                        ---------------------------     ------------
                                                                                         For the         For the         For the
                                                                                          year           period           year
                                                                                          ended         03/12/96*-        ended
                                                                                         08/31/97        08/31/96        08/31/99
                                                                                        -----------     -----------     -----------
Per Share Operating Performance
   Net asset value, beginning of period .............................................   $     14.09     $     13.28(1)  $     18.39
                                                                                        -----------     -----------     -----------
   Net investment income/(loss) (+) .................................................          0.19            0.14            0.10
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................          5.33            0.98            4.52
                                                                                        -----------     -----------     -----------
       Net increase/(decrease) in net assets resulting from operations ..............          5.52            1.12            4.62
                                                                                        -----------     -----------     -----------
Less Distributions
   Dividends from net investment income .............................................         (0.12)          (0.18)          (0.09)
   Dividends in excess of net investment income .....................................         (0.05)             --           (0.01)
   Distributions from net realized gains ............................................         (0.86)          (0.13)          (0.62)
   Distributions in excess of net realized gains ....................................            --              --           (0.01)
   Return of capital ................................................................         (0.09)             --           (0.02)
                                                                                        -----------     -----------     -----------
       Total dividends and distributions ............................................         (1.12)          (0.31)          (0.75)
                                                                                        -----------     -----------     -----------
   Net asset value, end of period ...................................................   $     18.49     $     14.09     $     22.26
                                                                                        ===========     ===========     ===========
Total Investment Return (2) .........................................................         39.15%           8.45%(4)       25.09%

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) .............................................   $     8,321     $     4,227     $    20,034
   Ratios of expenses to average net assets (5) .....................................          1.67%           1.76%(3)        1.13%
   Ratios of net investment income/(loss) to average net assets (5) .................          1.04%           2.04%(3)        0.49%
   Portfolio turnover (6) ...........................................................         19.21%           4.73%(4)       33.44%

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................          1.67%           1.77%(3)          --
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................          1.04%           2.03%(3)          --
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                                       Sweden
                                                                                                        WEBS
                                                                                                       Index
                                                                                                       Series
                                                                                      ------------------------------------------
                                                                                       For the         For the        For the
                                                                                        year            year          period
                                                                                        ended           ended        03/12/96*-
                                                                                       08/31/98        08/31/97       08/31/96
                                                                                      -----------     -----------    -----------
Per Share Operating Performance
   Net asset value, beginning of period ............................................. $     18.32     $     14.67    $     13.22(1)
                                                                                      -----------     -----------    -----------
   Net investment income/(loss) (+) .................................................        0.10           (0.03)          0.20
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................        0.95            4.45           1.67
                                                                                      -----------     -----------    -----------
       Net increase/(decrease) in net assets resulting from operations ..............        1.05            4.42           1.87
                                                                                      -----------     -----------    -----------
Less Distributions
   Dividends from net investment income .............................................       (0.08)             --          (0.23)
   Dividends in excess of net investment income .....................................       (0.01)             --          (0.07)
   Distributions from net realized gains ............................................       (0.86)          (0.77)         (0.12)
   Distributions in excess of net realized gains ....................................       (0.01)             --             --
   Return of capital ................................................................       (0.02)             --             --
                                                                                      -----------     -----------    -----------
       Total dividends and distributions ............................................       (0.98)          (0.77)         (0.42)
                                                                                      -----------     -----------    -----------
   Net asset value, end of period ................................................... $     18.39     $     18.32    $     14.67
                                                                                      ===========     ===========    ===========
Total Investment Return (2) .........................................................        5.48%          30.10%         14.13%(4)

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) ............................................. $    13,791     $     8,243    $     4,400
   Ratios of expenses to average net assets (5) .....................................        1.17%           1.64%          1.75%(3)
   Ratios of net investment income/(loss) to average net assets (5) .................        0.48%          (0.19)%         3.05%(3)
   Portfolio turnover (6) ...........................................................       10.88%          13.71%          5.87%(4)

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................          --            1.64%          1.76%(3)
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................          --           (0.19)%         3.04%(3)
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                                      Switzerland
                                                                                                          WEBS
                                                                                                         Index
                                                                                                         Series
                                                                                        ------------------------------------------
                                                                                         For the        For the         For the
                                                                                          year           year            year
                                                                                          ended          ended           ended
                                                                                         08/31/99       08/31/98        08/31/97
                                                                                        -----------    -----------     -----------
Per Share Operating Performance
   Net asset value, beginning of period .............................................   $     15.55    $     13.79     $     12.29
                                                                                        -----------    -----------     -----------
   Net investment income/(loss) (+) .................................................          0.04          (0.00)%**       (0.04)
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................          0.19           3.01            2.11
                                                                                        -----------    -----------     -----------
       Net increase/(decrease) in net assets resulting from operations ..............          0.23           3.01            2.07
                                                                                        -----------    -----------     -----------
Less Distributions
   Dividends from net investment income .............................................         (0.03)            --              --
   Dividends in excess of net investment income .....................................         (0.04)         (0.01)             --
   Distributions from net realized gains ............................................         (0.17)         (1.21)          (0.57)
   Distributions in excess of net realized gains ....................................         (0.14)            --              --
   Return of capital ................................................................         (0.01)         (0.03)           0.00**
                                                                                        -----------    -----------     -----------
       Total dividends and distributions ............................................         (0.39)         (1.25)          (0.57)
                                                                                        -----------    -----------     -----------
   Net asset value, end of period ...................................................   $     15.39    $     15.55     $     13.79
                                                                                        ===========    ===========     ===========
Total Investment Return (2) .........................................................          1.47%         21.24%          16.69%

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) .............................................   $    38,499    $    29,163     $    13,805
   Ratios of expenses to average net assets (5) .....................................          1.09%          1.15%           1.52%
   Ratios of net investment income/(loss) to average net assets (5) .................          0.24%         (0.03)%         (0.29)%
   Portfolio turnover (6) ...........................................................         35.10%         43.09%          48.05%

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................            --             --            1.53%
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................            --             --           (0.29)%
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                       Switzerland            United Kingdom
                                                                                           WEBS                    WEBS
                                                                                          Index                   Index
                                                                                          Series                  Series
                                                                                       -----------      ----------------------------
                                                                                        For the          For the         For the
                                                                                        period            year            year
                                                                                       03/12/96*-         ended           ended
                                                                                        08/31/96         08/31/99        08/31/98
                                                                                       -----------      -----------     -----------
Per Share Operating Performance
   Net asset value, beginning of period .............................................  $     12.07(1)   $     18.48     $     16.50
                                                                                       -----------      -----------     -----------
   Net investment income/(loss) (+) .................................................         0.08             0.44            0.37
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................         0.24             2.40            2.12
                                                                                       -----------      -----------     -----------
       Net increase/(decrease) in net assets resulting from operations ..............         0.32             2.84            2.49
                                                                                       -----------      -----------     -----------
Less Distributions
   Dividends from net investment income .............................................        (0.10)           (0.36)          (0.29)
   Dividends in excess of net investment income .....................................           --            (0.01)          (0.04)
   Distributions from net realized gains ............................................           --            (0.60)          (0.11)
   Distributions in excess of net realized gains ....................................           --            (0.02)             --
   Return of capital ................................................................           --            (0.08)          (0.07)
                                                                                       -----------      -----------     -----------
       Total dividends and distributions ............................................        (0.10)           (1.07)          (0.51)
                                                                                       -----------      -----------     -----------
   Net asset value, end of period ...................................................  $     12.29      $     20.25     $     18.48
                                                                                       ===========      ===========     ===========
Total Investment Return (2) .........................................................         2.60%(4)        15.33%          14.98%

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) .............................................  $     6,158      $   113,402     $    62,846
   Ratios of expenses to average net assets (5) .....................................         1.82%(3)         0.97%           1.03%
   Ratios of net investment income/(loss) to average net assets (5) .................         1.39%(3)         2.16%           1.90%
   Portfolio turnover (6) ...........................................................        17.06%(4)        13.24%           2.83%

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................         1.83%(3)           --              --
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................         1.38%(3)           --              --
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                              United Kingdom
                                                                                                   WEBS
                                                                                                  Index
                                                                                                  Series
                                                                                        ---------------------------
                                                                                         For the         For the
                                                                                          year           period
                                                                                          ended         03/12/96*-
                                                                                         08/31/97        08/31/96
                                                                                        -----------     -----------
Per Share Operating Performance
   Net asset value, beginning of period .............................................   $     13.15     $     12.14(1)
                                                                                        -----------     -----------
   Net investment income/(loss) (+) .................................................          0.38            0.21
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................          3.62            1.06
                                                                                        -----------     -----------
       Net increase/(decrease) in net assets resulting from operations ..............          4.00            1.27
                                                                                        -----------     -----------
Less Distributions
   Dividends from net investment income .............................................         (0.32)          (0.20)
   Dividends in excess of net investment income .....................................         (0.06)          (0.03)
   Distributions from net realized gains ............................................         (0.17)           0.00**
   Distributions in excess of net realized gains ....................................            --              --
   Return of capital ................................................................         (0.10)          (0.03)
                                                                                        -----------     -----------
       Total dividends and distributions ............................................         (0.65)          (0.26)
                                                                                        -----------     -----------
   Net asset value, end of period ...................................................   $     16.50     $     13.15
                                                                                        ===========     ===========
Total Investment Return (2) .........................................................         30.48%          10.41%(4)

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) .............................................   $    29,721     $    15,790
   Ratios of expenses to average net assets (5) .....................................          1.38%           1.61%(3)
   Ratios of net investment income/(loss) to average net assets (5) .................          2.47%           3.62%(3)
   Portfolio turnover (6) ...........................................................          1.84%           0.00%(4)

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................          1.38%           1.62%(3)
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................          2.47%           3.61%(3)
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON WEBS INDEX SERIES, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

Annual/Semi-Annual Reports: Contain performance data and information on portfolio holdings for the WEBS Fund's most recently completed fiscal year or half year, a statement from management and, on an annual basis, the auditor's report.

Statement of Additional Information (SAI): Contains more detailed information about the WEBS Fund's policies, investment restrictions, risks and business structure. This Prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about WEBS Index Series may be obtained without charge by contacting:

                              WEBS INDEX FUND, INC.
                              400 Bellevue Parkway
                           Wilmington, Delaware 19809
                              1-800-810-WEBS (9327)

Information about WEBS Index Series (including the SAI) can be viewed and copied at the Public Reference Room of the SEC in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, D.C., 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about WEBS Index Series may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.


--------------------------------------------------------------------------------

             FOR MORE INFORMATION ON WEBS INDEX SERIES, PLEASE CALL:


                              1-800-810-WEBS (9327)
                              Monday through Friday
                          8:30 a.m. to 5:00 p.m. (EST)


                or visit our Website at: http://websontheweb.com

--------------------------------------------------------------------------------


                   Investment Company Act File No. 811-09102.

                              WEBS INDEX FUND, INC.
                                 (THE "COMPANY")
                                WEBS INDEX SERIES

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 30, 1999

This Statement of Additional Information ("SAI") provides information about the Company and its WEBS Index Series. This information is in addition to the information contained in the Company's Prospectus dated December 30, 1999.

This SAI is not a prospectus. It should be read in conjunction with the Prospectus and the Company's Annual Report dated August 31, 1999. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. Copies of the Company's Prospectus and Annual Report may be obtained free of charge by telephoning (888) 810-WEBS (9327).

The WEBS of the Brazil (Free), EMU, Korea, Taiwan, South Africa, and USA WEBS Index Series are not listed on the AMEX and are not being offered for sale as of the date of this SAI. This SAI will be supplemented when one or more of these WEBS Index Series commences operations.

                                TABLE OF CONTENTS

                                                                                                        PAGE
                                                                                                        ----

GENERAL INFORMATION......................................................................................5
INVESTMENT STRATEGIES AND RISKS .........................................................................5
     Exchange Listing and Trading........................................................................5
     Lending Portfolio Securities........................................................................6
     Repurchase Agreements...............................................................................7
     Currency Transactions...............................................................................7
     Futures Contracts and Options.......................................................................8
         Futures Transactions............................................................................8
         Restrictions on the Use of Futures Contracts and Options on Future Contracts....................9
         Federal Tax Treatment of Futures Contracts......................................................9
         Future Developments............................................................................10
     Swap Agreements ...................................................................................10
     Non-U.S. Equity Portfolios.........................................................................10
     Concentrations and Lack of Diversification of Certain WEBS Index Series............................10
     Year 2000..........................................................................................11
     Investments in Subject Equity Markets..............................................................11
     Regional and Country-Specific Economic Considerations..............................................26
MSCI INDICES............................................................................................43
INVESTMENT LIMITATIONS..................................................................................47
MANAGEMENT OF THE FUND..................................................................................49
     Directors and Officers of the Company..............................................................49
     Directors' Compensation............................................................................51
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.....................................................51
INVESTMENT ADVISORY MANAGMENT, ADMINISTRATIVE
     AND DISTRIBUTION SERVICES..........................................................................57
     Investment Adviser.................................................................................57
     Administrator......................................................................................59
     Sub-Administrator..................................................................................59
     Distributor........................................................................................60
     Custodian and Lending Agent........................................................................61
     Transfer Agent.....................................................................................62
BROKERAGE ALLOCATION....................................................................................62
ADDITIONAL INFORMATION CONCERNING WEBS..................................................................62
     Capital Stock......................................................................................62
     Book Entry Only System.............................................................................63
PURCHASE AND REDEMPTION OF WEBS.........................................................................64
     Creation Units.....................................................................................64
     Purchase and Issuance of WEBS in Creation Units....................................................65
     Redemption of WEBS in Creation Units...............................................................70
     Determining Net Asset Value........................................................................72
     Continuous Offering................................................................................73
TAXES    ...............................................................................................73
PERFORMANCE INFORMATION.................................................................................75
COUNSEL AND INDEPENDENT AUDITORS........................................................................78
     Counsel............................................................................................78
     Independent Auditors...............................................................................78
FINANCIAL STATEMENTS....................................................................................78
APPENDIX A.............................................................................................A-1
APPENDIX B.............................................................................................B-1

The information contained herein regarding Morgan Stanley Capital International Inc. ("MSCI"), the MSCI Indices, local securities markets and The Depository Trust Company ("DTC") was obtained from publicly available sources.

         MSCI is a company jointly owned by Morgan Stanley Dean Witter & Co. ("MSDW"), an international investment banking, asset management and brokerage firm and The Capital Group Companies, Inc. ("Capital"), an international investment management company that is not affiliated with MSDW. MSCI is the owner of the MSCI Indices and has full responsibility for the design, maintenance, production and distribution of the Indices, including additions and deletions of constituents within the Indices.

         World Equity Benchmark Shares ("WEBS")are not sponsored, endorsed, or promoted by MSDW or any of its affiliates. Neither MSDW nor any of its affiliates make any representation or warranty, express or implied, to the owners of the WEBS of any WEBS Index Series or any member of the public regarding the advisability of investing in securities generally, or in the WEBS of any WEBS Index Series particularly, or the ability of the indices identified herein to track general stock market performance. The MSCI Indices identified herein are determined, composed and calculated without regard to the WEBS of any WEBS Index Series or the issuer thereof. Neither MSCI nor either of its owners has any obligation to take the needs of the issuer of the WEBS of any WEBS Index Series or the owners of the WEBS of any WEBS Index Series into consideration in determining, composing, calculating or disseminating the respective MSCI Indices. Neither MSCI nor either of its owners is responsible for, nor have they participated in the determination of the timing of, prices of, or quantities of the WEBS of any WEBS Index Series to be issued or in the determination or calculation of the equation by which the WEBS of any WEBS Index Series are redeemable. Neither MSCI nor either of its owners has any obligation or liability to owners of the WEBS of any WEBS Index Series in connection with the administration, marketing or trading of the WEBS of any WEBS Index Series.

         Although MSCI and Capital, which are primarily responsible for formulating the MSCI Indices, shall obtain information for inclusion in or for use in the calculation of the MSCI Indices from sources which they consider reliable, neither MSCI nor Capital guarantees the accuracy and/or the completeness of the component data of any MSCI Index obtained from independent sources. Neither MSCI nor Capital makes any warranty, express or implied, as to results to be obtained by licensee, owners of the products, or any other person or entity from the use of the MSCI Indices or any data included therein in connection with the rights licensed under any license agreement or for any other use. Neither MSCI nor Capital makes any express or implied warranties, and each hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Indices or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or Capital have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

         Unless otherwise specified, all references in this Statement of Additional Information to "dollars," "USD," "US$" or "$" are to United States Dollars, all references to "AUD," or "A$" are to Australian Dollars, all references to "ATS" are to Austrian Schillings, all references to "BEF" are to Belgian Francs, all references to "BRL" are to Brazilian Reals, all references to "CAD" or "CA$" are to Canadian Dollars, all references to "EUR" are to Euros, all references to "FRF" or "FF" are to French Francs, all references to "DEM" or "DM" are to the German Deutsche Mark, all references to "HKD" or "HK$" are to Hong Kong Dollars, all references to "ITL" or "LL" are to Italian Lira, all references to "JPY" or "Y" are to Japanese Yen, all references to "KRW" are to Korean Wons, all references to "MYR" are to Malaysian Ringgits, all references to "MXN" are to Mexican Pesos, all references to "NLG" are to Netherlands Guilders, all references to "SGD" are to Singapore Dollars, all references to "ZAR" are to South African Rands, all references to "ESP" are to Spanish Pesetas, all references to "SEK" are to Swedish Krona, all references to "CHF" are to Swiss Francs, all references to "TWD: are to New Taiwan Dollars and all references to "GBP," "(pound)" or "L" are to British Pounds Sterling. On August 31, 1999, the 4:00 p.m. buying rates in New York City for cable transfers payable in the applicable currency, as certified for customs purposes by the Federal Reserve Bank of New York, were as follows for each US $1.00: AUD 1.569489, ATS 13.02755, BEF 38.1916, BRL 1.918, CAD 1.4922, EUR 0.946746, FRF
6.21025, DEM 1.85165, HKD 7.76515, ITL 1833.15505, JPY 109.645, KRW 1180.5, MYR
3.8, MXN 9.355, NLG 2.08635, SGD 1.6843, ZAR 6.082, ESP 157.5252, SEK 8.259, CHF
1.5151, TWD 31.8425 and GBP 0.62191. Some numbers in this Statement of Additional Information have been rounded. All US Dollar equivalents provided in this Statement of Additional Information are calculated at the exchange rate prevailing on the date to which the corresponding foreign currency amount refers.

                               GENERAL INFORMATION


         WEBS Index Fund, Inc. (the "WEBS Fund") was organized as a Maryland corporation on August 31, 1994, and is an open-end management investment company currently operating or proposing to operate 28 separate investment portfolios or "WEBS Index Series". The following seventeen WEBS Index Series commenced operations on March 6, 1996: the Australia WEBS Index Series, the Austria WEBS Index Series, the Belgium WEBS Index Series, the Canada WEBS Index Series, the France WEBS Index Series, the Germany WEBS Index Series, the Hong Kong WEBS Index Series, the Italy WEBS Index Series, the Japan WEBS Index Series, the Malaysia (Free) WEBS Index Series, the Mexico (Free) WEBS Index Series, the Netherlands WEBS Index Series, the Singapore (Free) WEBS Index Series, the Spain WEBS Index Series, the Sweden WEBS Index Series, the Switzerland WEBS Index Series and the United Kingdom WEBS Index Series. The following WEBS Index Series had not commenced operations as of the date of this SAI: the Brazil (Free) WEBS Index Series, the EMU WEBS Index Series, the Korea WEBS Index Series, the South Africa WEBS Index Series, the Taiwan WEBS Index Series and the USA WEBS Index Series. The Canada WEBS Index Series, the EMU WEBS Index Series, the Japan WEBS Index Series, the United Kingdom WEBS Index Series and the USA WEBS Index Series are each classified as a "diversified" investment company under the 1940 Act. Each of the other WEBS Index Series offered hereby is classified as a "non-diversified" investment company under the Investment Company Act of 1940. The Board of Directors of the Company may authorize additional WEBS Index Series in the future.


                         INVESTMENT STRATEGIES AND RISKS

         The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the WEBS Index Series.


         Exchange Listing and Trading. Except for those WEBS specified on the cover of (or in a supplement to) this SAI, the WEBS of each WEBS Index Series have been listed for trading on the AMEX. The AMEX has approved modifications to its Rules to permit the listing of WEBS. The non-redeemable WEBS trade on the AMEX at prices that may differ to some degree from their net asset value. See "Special Considerations and Risks" and "Determining Net Asset Value". There can be no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS of any Index Series will continue to be met. The AMEX may remove the WEBS of a WEBS Index Series from listing if (1) following the initial twelve-month period beginning upon the commencement of trading of a WEBS Index Series, there are fewer than 50 beneficial holders of the WEBS for 30 or more consecutive trading days, (2) the value of the underlying index or portfolio of securities on which such WEBS Index Series is based is no longer calculated or available or (3) any other event shall occur or condition exist that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. In addition, the AMEX will remove the shares from listing and trading upon termination of the Company.


         As in the case of other stocks traded on the AMEX, the brokers' commission on transactions will be based on negotiated commission rates at customary levels for retail customers and rates which range between $.015 to $.12 per share for institutions and high net worth individuals.

         In order to provide current WEBS pricing information, the AMEX disseminates through the facilities of the Consolidated Tape Association an updated "indicative optimized portfolio value" ("IOPV") for each WEBS Index Series as calculated by Bloomberg, L.P ("Bloomberg"). The Company is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs, and makes no warranty as to the accuracy of the IOPVs. IOPVs are disseminated on a per WEBS Index Series basis every 15 seconds during regular AMEX trading hours of 9:30 a.m. to 4:00 p.m. New York time.

         The IOPV has an equity securities value component and a cash component. The equity securities values included in the IOPV are the values of the Deposit Securities for each WEBS Index Series. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit of WEBS, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Company for each WEBS Index Series at a particular point in time, because the current portfolio of a WEBS Index Series may include securities that are not a part of the current Deposit Securities. Therefore, the IOPV on a per WEBS Index Series basis disseminated during AMEX trading hours should not be viewed as a real time update of the net asset value per WEBS share of the Company, which is calculated only once a day. It is possible that the value of the portfolio of securities held by the Company for a particular WEBS Index Series may diverge from the applicable IOPV during any trading day. In such case, the IOPV would not precisely reflect the value of a WEBS Index Series' portfolio. In addition, the foreign exchange rate used by the Company in computing net asset value of a WEBS Index Series may differ materially from that used by Bloomberg. See "Determining Net Asset Value" below.


         The equity securities included in the IOPV reflect the same market capitalization weighting as the Deposit Securities of the particular WEBS Index Series. In addition to the equity component described in the preceding paragraph, the IOPV for each WEBS Index Series includes a cash component consisting of estimated accrued dividend and other income, less expenses. Each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable home foreign currency. For the Australia, Hong Kong, Japan, Korea, Malaysia (Free), Singapore (Free)and Taiwan, there is no overlap in trading hours between the foreign market and the AMEX. Therefore, for each of these WEBS Index Series, Bloomberg utilizes closing prices (in applicable foreign currency prices) in the foreign market for securities in the WEBS Index Series portfolio, and converts the price to U.S. dollars. This value is updated every 15 seconds during AMEX trading hours to reflect changes in currency exchange rates between the U.S. dollar and the applicable foreign currency. For WEBS Index Series which have trading hours overlapping regular AMEX trading hours, Bloomberg updates the applicable IOPV every 15 seconds to reflect price changes in the principal foreign market, and converts such prices into U.S. dollars based on the current currency exchange rate. When the foreign market is closed but the AMEX is open, the IOPV is updated every 15 seconds to reflect changes in currency exchange rates after the foreign market closes.

         Lending Portfolio Securities. The Company may lend portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete transactions and for other purposes. Because the government securities or other assets that are pledged as collateral to the Company in connection with these loans generate income, securities lending enables a WEBS Index Series to earn additional income that may partially offset the expenses of such WEBS Index Series, and thereby reduce the effect that expenses have on such WEBS Index Series' ability to provide investment results that substantially correspond to the price and yield performance of its respective MSCI Index. These loans may not exceed 33% of a WEBS Index Series' total assets. The documentation for these loans provide that the WEBS Index Series will receive collateral equal to at least 100% of the current market value of the loaned securities, as marked to market each day on the same basis as the net asset value of the WEBS Index Series is determined, consisting of government securities or other assets permitted by applicable regulations and interpretations. A WEBS Index Series pays reasonable administrative and custodial fees in connection with the loan of securities. The WEBS Index Series invests collateral in short-term investments. The Chase Manhattan Bank ("Chase") serves as Lending Agent of the Company and, in such capacity, shares equally with the respective WEBS Index Series any net income earned on invested collateral. A WEBS Index Series' share of income from the loan collateral is included in the WEBS Index Series' gross investment income.


         The Company will comply with the conditions for lending established by the SEC. The SEC currently requires that the following conditions be met whenever portfolio securities are loaned: (1) the WEBS Index Series must receive at least 100% collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities lent rises above the level of the collateral; (3) the WEBS Index Series must be able to terminate the loan at any time; (4) the WEBS Index Series must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the WEBS Index Series may pay only reasonable custodian fees in connection with the loan and will pay no finder's fees; and (6) while voting rights on the loaned securities may pass to the borrower, the Company's Board of Directors (the "Board" or the "Directors") must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. Although each WEBS Index Series will receive collateral in connection with all loans of portfolio securities, and such collateral will be marked to market, the WEBS Index Series will be exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Company). In addition, each WEBS Index Series bears the risk of loss of any cash collateral that it invests in short-term investments.

         Repurchase Agreements. Each WEBS Index Series may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a WEBS Index Series acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a WEBS Index Series and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a WEBS Index Series (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Company's custodian bank until repurchased. In addition, the Company's Board of Directors monitors the Company's repurchase agreement transactions generally and has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with a WEBS Index Series. No more than an aggregate of 15% of the WEBS Index Series' net assets will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations. A WEBS Index Series will enter into repurchase agreements only with Federal Reserve member banks with minimum assets of at least $2 billion or registered securities dealers.


         The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Company may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a WEBS Index Series not within the control of the WEBS Index Series and therefore the WEBS Index Series may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Company's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.


         Currency Transactions. The investment policy of each WEBS Index Series is to remain as fully invested as practicable in the equity securities of the relevant market. Hence, no WEBS Index Series expects to engage in currency transactions for the purpose of hedging against declines in the value of the WEBS Index Series' currency. A WEBS Index Series may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlement or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes or as a way of protecting against anticipated adverse changes in exchange rates between foreign currencies and the U.S. dollar.


         A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of currency at a specified price at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

         Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gaps, interest rate risk and potential interference by foreign governments through regulation of local exchange markets, foreign investment, or particular transactions in foreign currency. If the Adviser utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of a WEBS Index Series' return with the performance of the corresponding MSCI Index and may lower the WEBS Index Series' return. The WEBS Index Series could experience losses if the values of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, each WEBS Index Series will incur transaction costs, including trading commissions, in connection with certain of its foreign currency transactions.

         Futures Contracts and Options. Each WEBS Index Series may utilize futures contracts and options to the extent described in the Prospectus. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled by the payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract and at maturity of the contract. Futures contracts are standardized as to maturity date and underlying commodity and are traded on futures exchanges. At the present time, there are no liquid futures contracts traded on most of the benchmark indices of the WEBS Index Series. In such circumstances a WEBS Index Series may use futures contracts, and options on futures contracts, based on other local market indices or may utilize futures contracts, and options on such contracts, on other indices or combinations of indices that the Adviser believes to be representative of the relevant benchmark index.


         Although futures contracts (other than cash settled futures contracts including most stock index futures contracts) by their terms call for actual delivery or acceptance of the underlying commodity, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

         Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Relatively low initial margin requirements are established by the futures exchanges and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

         After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Company expects to earn interest income on its margin deposits.

         Each WEBS Index Series may use futures contracts and options thereon, together with positions in cash and Short-Term Investments, to simulate full investment in the underlying index. As noted above, liquid futures contracts are not currently available for the benchmark indices of many WEBS Index Series. In addition, the Company is not permitted to utilize certain stock index futures under applicable law. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the underlying index.

         Since there are very few futures traded on the MSCI Indices, a WEBS Index Series may need to utilize other futures contracts or combinations thereof to simulate the performance of its benchmark MSCI Index. This process may magnify the "tracking error" of a WEBS Index Series' performance compared to that of its benchmark MSCI Index, due to the lower correlation of the selected futures with its benchmark MSCI Index. The investment adviser will attempt to reduce this tracking error by using futures contracts whose behavior is expected to represent the market performance of the WEBS Index Series' underlying securities, although there can be no assurance that these selected futures will in fact correlate with the performance of its benchmark MSCI Index.

         Futures Transactions. Positions in futures contracts and options thereon may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a WEBS Index Series would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a WEBS Index Series has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a WEBS Index Series may be required to make delivery of the instruments underlying futures contracts it holds.

         A WEBS Index Series will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

         The risk of loss in trading futures contracts in some strategies is potentially unlimited, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of a futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, entering into long or short futures positions may result in losses well in excess of the amount initially paid. However, given the limited purposes for which futures contracts are used, and the fact that steps will be taken to eliminate the leverage of any futures positions, a WEBS Index Series would presumably have sustained comparable losses if, instead of the futures contracts, it had invested in the underlying financial instrument and sold it after the decline.

         Utilization of futures transactions by a WEBS Index Series involves the risk of imperfect or no correlation to the benchmark index where the index underlying the futures contracts being used differs from the benchmark index. There is also the risk of loss by the Company of margin deposits in the event of bankruptcy of a broker with whom a WEBS Index Series has an open position in the futures contract or related option.

         Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

         Restrictions on the Use of Futures Contracts and Options on Futures Contracts. A WEBS Index Series will not enter into futures contract transactions for purposes other than hedging to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of a WEBS Index Series' total assets. Assets committed to initial margin deposits for futures and options on futures are held in a segregated account at the Company's custodian bank. Each WEBS Index Series will take steps to prevent its futures positions from "leveraging" its portfolio. When it has a long futures position, it will maintain in a segregated account with its custodian bank, cash or high quality debt securities having a value equal to the purchase price of the contract (less any margin deposited in connection with the position). When it has a short futures position, it will maintain in a segregated account with its custodian bank assets substantially identical to those underlying the contract or cash and high quality debt securities (or a combination of the foregoing) having a value equal to its obligations under the contract (less the value of any margin deposits in connection with the position).

         Federal Tax Treatment of Futures Contracts. Each WEBS Index Series is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to the futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which hedge against a change in the value of securities held by a WEBS Index Series may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A WEBS Index Series may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the WEBS Index Series.

         In order for a WEBS Index Series to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the WEBS Index Series' business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

         Each WEBS Index Series distributes to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the WEBS Index Series' fiscal year) on futures transactions. Such distributions are combined with distributions of capital gains realized on the WEBS Index Series' other investments and shareholders are advised on the nature of the distributions.

         Future Developments. Each WEBS Index Series may take advantage of opportunities in the area of options, and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by such WEBS Index Series or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a WEBS Index Series' investment objective and legally permissible for the WEBS Index Series. Before entering into such transactions or making any such investment, the WEBS Index Series will provide appropriate disclosure.


         Swap Agreements. Each WEBS Index Series may utilize swap agreements to the extent described in the Prospectus. Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations thereunder, each WEBS Index Series seeks to reduce this risk by entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of a WEBS Index Series' obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high quality debt securities having an aggregate value at least equal to the accrued excess is maintained in a segregated account at the Company's custodian bank.

         Non-U.S. Equity Portfolios. An investment in WEBS involves risks similar to those of investing in a broad-based portfolio of equity securities traded on exchanges in the respective countries covered by the individual WEBS Index Series. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by companies domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor's local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country's currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in a WEBS Index Series whose portfolio contains non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of a WEBS Index Series; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lesser liquidity and significantly smaller market capitalization of most non-U.S. securities markets; lesser levels of regulation of the securities markets; more substantial government involvement in the economy; higher rates of inflation; greater social, economic, and political uncertainty; and the risk of nationalization or expropriation of assets and risk of war.

         Concentrations and Lack of Diversification of Certain WEBS Index Series. Each WEBS Index Series (except for the Canada, EMU, Japan, United Kingdom and USA WEBS Index Series) is classified as "non-diversified" for purposes of the Investment Company Act of 1940, which means that it is not limited by that Act with regard to the portion of its assets that may be invested in the securities of a single issuer. In addition, a number of WEBS Index Series concentrate their investments in particular industries as noted in the descriptions of each non-diversified WEBS Index Series. Each WEBS Index Series, however, whether diversified or non-diversified, intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the U.S. Internal Revenue Code, to relieve the WEBS Index Series of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the U.S. Internal Revenue Code severely limits the investment flexibility of certain WEBS Index Series and makes it less likely that such WEBS Index Series will meet their investment objectives.

         The stocks of a particular issuers, or of issuers in particular industries, may dominate the benchmark index of a WEBS Index Series and, consequently, the investment portfolio of a WEBS Index Series. This may adversely affect the performance of a WEBS Index Series or subject it to greater price volatility than that experienced by more diversified investment companies. The WEBS of a WEBS Index Series may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of an investment company that is more broadly invested in the equity securities of the relevant market.

         Year 2000. Many computer software systems in use today cannot properly process date-related information from and after January 1, 2000 because of the way they encode and calculate dates. That failure could have a negative impact on the WEBS Fund and each WEBS Index Series' operations, including the handling of securities trades, pricing and shareholder transactions. The WEBS Fund has no computer systems of its own, but relies on those of its service providers. In response to any inquiry from the WEBS Fund's Board of Directors, the WEBS Fund's investment adviser, administrator and transfer agent, custodian and lending agent, sub-administrator and distributor each have advised the Board that they are reviewing all of the computer systems used by them, and making inquiries of persons whose systems they rely on, in an effort to confirm that all such systems will be appropriately adapted in advance of the Year 2000. The Board has requested that each of the WEBS Fund's service providers report on the status of preparations and corrective activity for the Year 2000 at each Board meeting prior to the Year 2001. There can be no assurance that these steps will be sufficient to prevent an adverse impact on the WEBS Fund or any WEBS Index Series. Moreover, the Year 2000 problem could adversely affect many of the companies whose stocks are held by the various WEBS Index Series. Therefore the value of any WEBS held by you could decline.

Investments in Subject Equity Markets. Brief descriptions of the equity markets in which the respective WEBS Index Series are invested are provided below.


         The Australian Equity Markets

         General Background. Trading shares has taken place in Australia since 1828, but did not become significant until the latter half of the nineteenth century when there was strong demand for equity capital to support the growth of mining activities. A stock market was first formed in Melbourne in 1865. In 1885, the Melbourne market became The Stock Exchange of Melbourne, in which form it has remained until recently. Other stock exchanges were also established in Sydney (1871), Brisbane (1884), Adelaide (1887), Hobart (1891) and Perth (1891). In 1937, the six capital city stock exchanges established the Australian Associated Stock Exchanges (AASE) to represent them at a national level. In 1987, the regional exchanges merged to create the single entity -- The Australian Stock Exchange (ASX). Trading is done via a computer link-up called "SEATS." SEATS enables all exchanges to quote uniform prices. All the exchanges are members of the ASX and are subject to the Securities Industry Act, which regulates the major aspects of stock exchange operations. Although there are stock exchanges in all six states, the Melbourne and Sydney Stock Exchanges are the major centers, covering 90% of all trades.

         Reporting, Accounting and Auditing. Australian reporting, accounting and auditing standards differ substantially from U.S. standards. In general Australian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

         Size of Equity Markets. As of August 31, 1999, the total market capitalization of the Australian equity markets was approximately AUD 562.1 billion or US$ 358.2 billion.

         The Austrian Equity Markets

         General Background. Relative to international standards, the Vienna stock market is small in terms of total capitalization and yearly turnover. The Vienna Stock Exchange (VSE) is one of the oldest in the world and was founded in 1771 as a state institution to provide a market for state-issued bonds, as well as for exchange transactions. The Stock Exchange Act of 1875 (the "Act") established the VSE as an autonomous institution. The Act is still in force, placing control and administration of the exchange in the hands of the Borsekammer (Board of Governors), chosen from among the members of the exchange. The Borsekammer consists of 25 individuals with the title of Borserat (stock exchange councillor). Some are elected by members and some are designated by organizations of the securities industry for a period of five years. The councillors must be members of the exchange and they elect from amongst themselves a President and three Vice Presidents. Shares account for about 80% and investment fund certificates for about 20% of total listed securities on the VSE. Business of the exchange can be transacted only by members. Almost all the credit institutions in Vienna, some in the Austrian provinces and the joint stock banks are represented on the stock exchange, as well as the private banks, savings banks and other credit institutions. Certain securities which do not have an official listing may be dealt in on the floor of the stock exchange with permission of the management. This unlisted trading is the main activity of the free brokers (Frei Makeler).

         Reporting, Accounting and Auditing. Austrian reporting, accounting and auditing standards differ from U.S. standards. In general, Austrian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

         Size of Equity Markets. As of August 31, 1999, the total market capitalization of the Austrian equity markets was approximately EUR 31.2 billion or US$ 32.9 billion.

         The Belgian Equity Markets

         General Background. The Brussels Stock Exchange (BSE) was founded by Napoleonic decree in 1801. Since January 1, 1991 the BSE has been officially organized as the "Societe de la Bourse de Valeurs Mobileres de Bruxelles" (SBVM) the shareholders of which are Belgian securities houses. The law of December 4, 1990 on financial operations and markets terminated the monopoly of the individual brokers. Now only securities houses are allowed to carry out stock exchange orders. Brokers, banks, brokerage firms and insurance companies can participate in the capital of a securities house. Its management is composed of a majority of qualified people bearing the title of stockbroker. The Banking and Finance Commission was granted the power to approve securities houses by this law. The Board of Directors of the SBVM, the Stock Exchange Committee organizes and supervises the different markets and ensures market transparency. The Stock Exchange Committee also admits or dismisses brokerage firms and ensures compliance with all regulations. The Stock Exchange Committee is also in charge of the admission to listing and suspension of listing. On the Brussels Stock Exchange equities are traded on three different markets: the Official Market, which includes a Cash and a Forward Market, the Second Market and an "Over the Counter Market."

         Reporting, Accounting and Auditing. Belgian reporting, accounting and auditing standards differ substantially from U.S. standards. In general Belgian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

         Size of Equity Markets. As of August 31, 1999, the total market capitalization of the Belgian equity markets was approximately EUR 180.8 billion or US$ 191.0 billion.

         The Brazilian Equity Markets

         General Background. There are nine stock exchanges in Brazil. The Rio de Janeiro exchange, or BVRJ (Bolsa de Valores de Rio de Janeiro) is the oldest, but is overshadowed by the Sao Paulo exchange, called BOVESPA (Bolsa de Valores de Sao Paulo), which is the largest and accounts for about 90% of trading activity. The over-the-counter market (Mercado de Balcao) trades non-listed equities. Government securities, corporate bonds, and money market instruments are traded on the open market. The Bolsa Mercdorias e de Futuros (BM&F), in Sao Paulo, is Brazil's futures exchange. It is the third largest derivatives exchange in the world in contract volume. Options on the futures also are traded, but are less liquid. BM&F is the clearinghouse for all transactions. The financial market is regulated by three main bodies: the National Monetary Council, or CMN (Conselho Monetario Nacional); the Central Bank (Banco Central do Brasil), and the Securities Commission, or CVM (Comissao de Valores Mobiliarios).


         Reporting, Accounting And Auditing. Brazilian reporting, auditing and accounting standards differ from U.S. standards. In general, Brazilian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

         Size of Equity Markets. As of August 31, 1999, the total market capitalization of the Brazilian equity markets was approximately BRL 262.7 billion or US$ 137.0 billion.

         The Canadian Equity Markets

         General Background. The first Canadian stock exchange appeared in the 1870s. Today, Canada is the world's fourth largest public equity market by trading volume and the fifth largest by market capitalization. There are five stock exchanges across Canada, located in Toronto, Montreal, Vancouver, Calgary and Winnipeg. Of these, the Toronto Stock Exchange is the largest, accounting for almost 80% of Canadian trading volumes. Measured by the value of shares traded, the Toronto Stock Exchange is the second largest organized securities exchange in North America and among the ten largest in the world.

         Reporting, Accounting and Auditing. According to the SEC in one of the proposing releases relating to the Multijurisdictional Disclosure System, Canadian reporting, accounting and auditing practices are closer to U.S. standards than those of any other foreign jurisdiction. Every issuer that qualifies an offering of securities for distribution in Canada becomes subject to periodic disclosure requirements. Authoritative accounting and auditing standards, which are uniform across Canada, are developed by a national body, the Canadian Institute of Chartered Accountants ("CICA"). Although promulgated auditing standards in Canada differ from U.S. standards in some respects, generally accepted practices in Canada routinely encompass all significant auditing procedures required by U.S. standards. Further, CICA periodically evaluates new auditing standards adopted by the American Institute of Certified Public Accountants, CICA's U.S. counterpart, to determine whether similar guidelines may be appropriate for Canadian auditors. Canadian GAAP are similar to their U.S. counterparts, although there are some differences in measurement and disclosure.

         Size of Equity Markets. As of August 31, 1999, the total market capitalization of the Canadian markets was approximately CAD 889.8 billion or US$ 596.3 billion.

The EMU Equity Markets

         The EMU equity markets are comprised of the equity markets from the following eleven countries who are participating in the European economic and monetary union or "EMU": Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The MSCI EMU is currently comprised of companies from ten of these EMU countries (i.e., all of the EMU countries except Luxembourg).


General Background


         Austria. Relative to international standards, the Vienna stock market is small in terms of total capitalization and yearly turnover. The Vienna Stock Exchange (VSE) is one of the oldest in the world and was founded in 1771 as a state institution to provide a market for state-issued bonds, as well as for exchange transactions. The Stock Exchange Act of 1875 (the "Act") established the VSE as an autonomous institution. The Act is still in force, placing control and administration of the exchange in the hands of the Borsekammer (Board of Governors), chosen from among the members of the exchange. The Borsekammer consists of 25 individuals with the title of Borserat (stock exchange councillor). Some are elected by members and some are designated by organizations of the securities industry for a period of five years. The councillors must be members of the exchange and they elect from amongst themselves a President and three Vice Presidents. Shares account for about 80% and investment fund certificates for about 20% of total listed securities on the VSE. Business of the exchange can be transacted only by members. Almost all the credit institutions in Vienna, some in the Austrian provinces and the joint stock banks are represented on the stock exchange, as well as the private banks, savings banks and other credit institutions. Certain securities which do not have an official listing may be dealt in on the floor of the stock exchange with permission of the management. This unlisted trading is the main activity of the free brokers (Frei Makeler).

         Belgium. The Brussels Stock Exchange (BSE) was founded by Napoleonic decree in 1801. Since January 1, 1991 the BSE has been officially organized as the "Societe de la Bourse de Valeurs Mobileres de Bruxelles" (SBVM) the shareholders of which are Belgian securities houses. The law of December 4, 1990 on financial operations and markets terminated the monopoly of the individual brokers. Now only securities houses are allowed to carry out stock exchange orders. Brokers, banks, brokerage firms and insurance companies can participate in the capital of a securities house. Its management is composed of a majority of qualified people bearing the title of stockbroker. The Banking and Finance Commission was granted the power to approve securities houses by this law. The Board of Directors of the SBVM, the Stock Exchange Committee organizes and supervises the different markets and ensures market transparency. The Stock Exchange Committee also admits or dismisses brokerage firms and ensures compliance with all regulations. The Stock Exchange Committee is also in charge of the admission to listing and suspension of listing. On the Brussels Stock Exchange equities are traded on three different markets: the Official Market, which includes a Cash and a Forward Market, the Second Market and an "Over the Counter Market."

         Finland. Organized securities trading has existed in Finland since the 1860s, but it was 1912 before a formal exchange, the Helsinki Arvopaperiporssi, was founded. Since then there have been few changes in the rules governing trading in Finland. In October 1984, the management of the stock exchange in Helsinki was vested in a newly formed co-operative. That form of corporation was chosen because Finnish legislation covering cooperatives does not limit the number of members or the amount of capital. As a result, alone among the world's stock exchanges, the Arvopaperiporssi accepts as members all companies listed on its trading board and business organizations in addition to the bankers and brokers. Decision-making and administration with the organization are vested in the annual general meeting of the co-operative, which elects the board of administration and the board of directors to manage the daily running of the exchange.

         The OTC List established in 1984 acquired an organized form in September 1985, when the Association of Securities Brokers approved the listing and regulations for the information requirements of listed companies. The brokers and brokerage firms have undertaken to act as market makers. Mainly medium-sized companies are traded on the OTC List. The OTC Market is based on an agreement between a company seeking access to the share market and a brokerage firm; both are subject to certain obligations.

         France. Trading of securities in France is subject to the monopoly of the Societe de Bourse, which replaced the individual agents de change in 1991 in order to increase the cohesion of the French equity market. All purchases or sales of equity securities in listed companies on any one of the French exchanges must be executed through the Societe de Bourse. There are three different markets on which French securities may be listed: (1) the official list (La Cote Officielle), comprised of equity securities of large French and foreign companies and most bond issues; (2) the second market (Le Second Marche), designed for the trading of equity securities of smaller companies; and
(3) the "Hors-Cote" Market. Securities may only be traded on the official list and the second market after they have been admitted for the listing by the Conseil des Bourses de Valeurs (the "CBV"). By contrast, the Hors-Cote Market has no prerequisites to listing, and shares of otherwise unlisted companies may be freely traded there, once they have been introduced on the market by the Societe de Bourse. Although the Hors-Cote Market is frequently referred to as an over-the-counter market, this term is inaccurate in that, like the official list and the second market, it is supervised by Societes des Bourses Francaises and regulated by the CBV.

         Although there are seven stock exchanges in France (located in Paris, Bordeaux, Lille, Lyon, Marseille, Nancy and Nantes), the Paris Stock Exchange handles more than 95% of transactions in the country. All bonds and shares, whether listed or unlisted, must be traded on one of the seven exchanges. Trading in most of the Paris exchange-listed stocks takes place through the computer order-driven trading system CAC, launched in 1988. French market capitalization constitutes approximately 30% of the French Gross Domestic Product. Securities are denominated in the Euro. Unless otherwise provided by a double tax treaty, dividends on French shares are subject to a withholding tax of 25%.

         Germany. The history of Frankfurt as a financial center can be traced back to the early Middle Ages. Frankfurt had the right to issue coins as early as 1180; the first exchange office was opened in 1402. Germany has been without a central stock exchange, the position formerly held by the Berlin exchange, since 1945. Today there are eight independent stock exchanges, of which Dusseldorf and Frankfurt account for over three-quarters of the total volume. Frankfurt is the main exchange in Germany. Exchange securities are denominated in the Euro. Equities may be traded in Germany in one of three markets: (i) the official market, comprised of trading in shares which have been formally admitted to official listing by the admissions committee of the relevant stock exchange, based on disclosure in the listing application; (ii) the "semi-official" unlisted market, comprised of trading in shares not in the official listing; and (iii) the unofficial, over-the-counter market, which is governed by the provisions of the Civil Code and the Merchant Code and not by the provisions of any stock exchange. There is no stamp duty in Germany, but a nonresident capital gains tax may apply in certain circumstances.

         Ireland. The Irish Stock Exchange, founded in the 18th century, is the second oldest in the world. Previously it operated as part of the International Stock Exchange of the United Kingdom and Republic of Ireland. On December 8, 1995, it split from the U.K. Stock Exchange to form the Irish Stock Exchange
(ISE). The new exchange is committed to maintaining standards equivalent to those of the London Stock Exchange (LSE), subject to adjustments dictated by Irish Law. The ISE will sign a listing protocol with the LSE, under which the ISE will maintain equivalence with the LSE rules. Companies that were listed on both the Dublin and London exchanges may apply for dual primary listing, under which they will be regulated to the same standard by both exchanges. A set of procedures has been agreed with the LSE that will streamline companies' dealing with the two exchanges.

         Italy. The regulatory structure of the Italian Stock Exchange changed radically in February 1997, when the Italian Stock Exchange Council set up a new private company, "Borsa Italiana Spa", which is now responsible for the regulation, promotion and management of the Stock Exchange, the unlisted securities market and the Italian Derivatives Market (IDEM).

         In 1991, the Parliament passed legislation creating Societa de intermediazone mobiliare (SIMs). SIMS were created to regulate brokerage activities in the securities market and are allowed to trade on their own and for customers' accounts.

         In November 1994, the Italian Derivatives Market (IDEM) started trading its first exchange-listed derivatives product, the Mib 30 index futures contract (Fib 30). In November 1995, the MIB30 Index option (MIBO30) began trading on the IDEM. In February 1996, options were introduced on single stocks, together with the transfer of all shares to a rolling settlement basis. In March 1998, the MIDEX Index contract, the futures contract on the 25 Mid-Cap Stock Index, was launched.


         Access to the Italian trading system can be obtained directly through the terminals provided to users or indirectly through users' own front office systems (using Application Programming Interfaces). The latter allows the use of information, analytical and trading functions developed by the users.


         Italy has one of the world's largest government securities markets. At the end of 1998, issues of treasury bills, notes and bonds outstanding totaled US $1,300 billion.

         Netherlands. Trading securities on the AEX Stock Exchange (AEX) (formerly the Amsterdam Stock Exchange) started at the beginning of the seventeenth century. The United East India Company was the first company in the world financed by an issue of shares, and such issue was effected through the exchange. The Netherlands claims the honor of having the oldest established stock exchange in existence. In 1611 a stock market began trading in the coffee houses along the Dam Square. A more formal establishment, the Amsterdam Stock Exchange Association, began trading industrial stocks in 1876, and until World War II, Amsterdam ranked after New York and London as the third most important stock market in the world. After the war, the AEX Stock Exchange only gradually began to resume its activities, as members felt threatened by what they saw as an impending socialist order which would leave little of the stock market intact. Since the end of the war, the Dutch market has remained relatively neglected, as local companies have found it more favorable to use bank financing to meet their capital requirements. Trading in shares on the AEX may take place on the official market or on the parallel market, which is available to medium-sized and smaller companies that cannot yet meet the requirements demanded for the official market.

         Portugal. EU membership marked the start of a period that has seen dramatic growth in the scope and activity of the Portuguese stock market. The Lisbon Stock Exchange ("LSE") is divided into three markets, each with specific requirements regarding admission to listing and trading: (1) the official market, which was created on July 23, 1991; (2) the second market, created in January 1992, which is intended for trading securities that do not meet all the requirements for admission to the official market. The main purpose of this market is to allow access to the stock exchange for small and medium-sized companies; and (3) the unofficial market, created on October 22,

1991, is intended for trading securities that do not meet the requirements for the other two markets. Securities can be admitted to this market for a limited period of time.

         In 1992, the LSE was privatized. It is now under the management of the Lisbon Stock Exchange Association.

         Futures and Options. The Oporto Derivatives Exchange was established in June 1996, where five futures contracts are traded.

         Spain. The Securities Market Act (LMV) recognizes as official secondary markets stock exchanges, the public debt market organized by the Bank of Spain, and futures and options markets.

         Stock exchanges in Spain (Madrid, Bilbao, Barcelona and Valencia) are the official secondary markets which trade shares and convertible bonds or those which grant the right of purchase or subscription. Issuers of shares go to the stock market as the primary market, where they formalize transactions or capital increases. Fixed-income securities (both governmental and private sector debt) are also traded on the stock market.

         The organization and functioning of each stock exchange is the responsibility of each respective governing body (Sociedad Rectora), each of which is a limited company whose sole shareholders are the dealer-brokers and brokers and the stock exchanges themselves. The Sociedad de Bolsa, established by the four stock exchanges, is responsible for the technical management of the computerized trading system, which operates at a national level.


         The Spanish futures and options markets are organized by the holding company MEFF (Mercado Espanol de Futuros Financieros) Sociedad Holding and two subsidiaries: MEFF Renta Variable (equities), based in Madrid, and MEFF Renta Fija (fixed-income securities), based in Barcelona. MEFF Renta Variable manages the trading of options and futures on the Ibex-35 stock index, and individual options on certain shares. MEFF Renta Fija manages the trading of futures and options on interest rates and bonds.

         Bonds, Treasury bills and debt issued by other public administrations and organizations are traded in the public debt market. These securities are also traded at the same time on the stock market, which has a specific trading system for them. The Bank of Spain's Book-Entry Office is responsible for this market.

Reporting, Accounting and Auditing

         Reporting, accounting and auditing standards in the nations of the EMU differ from U.S. standards. In general, corporations in the EMU do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Structure of Equity Markets


         As of August 31, 1999, the total market capitalization of the combined equity markets of Austria, Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands, Portugal and Spain was approximately US$ 4.236 trillion.

         The French Equity Markets

         General Background. Trading of securities in France is subject to the monopoly of the Societe de Bourse, which replaced the individual agents de change in 1991 in order to increase the cohesion of the French equity market. All purchases or sales of equity securities in listed companies on any one of the French exchanges must be executed through the Societe de Bourse. There are three different markets on which French securities may be listed: (1) the official list (La Cote Officielle), comprised of equity securities of large French and foreign companies and most bond issues; (2) the second market (Le Second Marche), designed for the trading of equity securities of smaller companies; and (3) the "Hors-Cote" Market. Securities may only be traded on the official list and the second market after they have been admitted for the listing by the Conseil des Bourses de Valeurs (the "CBV"). By contrast, the Hors-Cote Market has no prerequisites to listing, and shares of otherwise unlisted companies may be freely traded there, once they have been introduced on the market by the Societe de Bourse. Although the Hors-Cote Market is frequently referred to as an over-the-counter market, this term is inaccurate in that, like the official list and the second market, it is supervised by Societes des Bourses Francaises and regulated by the CBV.

         Although there are seven stock exchanges in France (located in Paris, Bordeaux, Lille, Lyon, Marseille, Nancy and Nantes), the Paris Stock Exchange handles more than 95% of transactions in the country. All bonds and shares, whether listed or unlisted, must be traded on one of the seven exchanges. Trading in most of the Paris exchange-listed stocks takes place through the computer order-driven trading system CAC, launched in 1988. French market capitalization constitutes approximately 30% of the French Gross Domestic Product. Exchange securities are denominated in the Euro. Unless otherwise provided by a double tax treaty, dividends on French shares are subject to a withholding tax of 25%.

         Reporting, Accounting and Auditing. Although French reporting, accounting and auditing standards are considered rather rigorous by European standards, they differ from U.S. standards in certain material respects. In general, French corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

         Size of Equity Markets. As of August 31, 1999, the total market capitalization of the French equity markets was approximately EUR 1,036.6 billion or US$ 1,095.0 billion.

         The German Equity Markets

         General Background. The history of Frankfurt as a financial center can be traced back to the early Middle Ages. Frankfurt had the right to issue coins as early as 1180; the first exchange office was opened in 1402. Germany has been without a central stock exchange, the position formerly held by the Berlin exchange, since 1945. Today there are eight independent stock exchanges, of which Dusseldorf and Frankfurt account for over three-quarters of the total volume. Frankfurt is the main exchange in Germany. Exchange securities are denominated in the Euro. Equities may be traded in Germany in one of three markets: (i) the official market, comprised of trading in shares which have been formally admitted to official listing by the admissions committee of the relevant stock exchange, based on disclosure in the listing application; (ii) the "semi-official" unlisted market, comprised of trading in shares not in the official listing; and (iii) the unofficial, over-the-counter market, which is governed by the provisions of the Civil Code and the Merchant Code and not by the provisions of any stock exchange. There is no stamp duty in Germany, but a nonresident capital gains tax may apply in certain circumstances.

         Reporting, Accounting and Auditing. German reporting, accounting and auditing standards differ substantially from U.S. standards. In general, German corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

         Size of Equity Markets. As of August 31, 1999, the total market capitalization of the Germany equity markets was approximately EUR 1,123.0 billion or US$ 1,186.2 billion.

         The Hong Kong Equity Markets

         General Background. Trading in equity securities in Hong Kong began in 1891 with the formation of the Association of Stockbrokers, which was changed in 1914 to the Hong Kong Stock Exchange. In 1921, a second stock exchange, The Hong Kong Stockbrokers' Association, was established. In 1947, these two exchanges were merged under the name The Hong Kong Stock Exchange Limited. Three additional exchanges, the Far East Exchange Limited (1969), The Kam Ngan Stock Exchange Limited (1971) and The Kowloon Stock Exchange (1972) also commenced trading activities. These four exchanges were unified in 1986 to form The Stock Exchange of Hong Kong Limited (the "SEHK"). The value of the SEHK constitutes more than 100% of Hong Kong's Gross Domestic Product. Trading on the SEHK is conducted in the post trading method, matching buyers and sellers through public outcry. Securities are denominated in the official unit of currency, the Hong Kong Dollar. Foreign investment in Hong Kong is generally unrestricted. All investors are subject to a small stamp duty and a stock exchange levy, but capital gains are tax-exempt.

         Reporting, Accounting and Auditing. Hong Kong has significantly upgraded the required presentation of financial information in the past decade. Nevertheless, reporting, accounting and auditing practices remain significantly less rigorous than U.S. standards. In general, Hong Kong corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

         Size of Equity Markets. As of August 31, 1999, the total market capitalization of the Hong Kong equity markets was approximately HKD 3,555.4 billion or US$ 457.9 billion.


         The Italian Equity Markets

         General Background. The regulatory structure of the Italian Stock Exchange changed radically in February 1997, when the Italian Stock Exchange Council set up a new private company, "Borsa Italiana Spa", which is now responsible for the regulation, promotion and management of the Stock Exchange, the unlisted securities market and the Italian Derivatives Market (IDEM).

         In 1991, the Parliament passed legislation creating Societa de intermediazone mobiliare (SIMs). SIMS were created to regulate brokerage activities in the securities market and are allowed to trade on their own and for customers' accounts.

         In November 1994, the Italian Derivatives Market (IDEM) started trading its first exchange-listed derivatives product, the Mib 30 index futures contract (Fib 30). In November 1995, the MIB30 Index option (MIBO30) began trading on the IDEM. In February 1996, options were introduced on single stocks, together with the transfer of all shares to a rolling settlement basis. In March 1998, the MIDEX Index contract, the futures contract on the 25 Mid-Cap Stock Index, was launched.


         Access to the Italian trading system can be obtained directly through the terminals provided to users or indirectly through users' own front office systems (using Application Programming Interfaces). The latter allows the use of information, analytical and trading functions developed by the users.


         Italy has one of the world's largest government securities markets. At the end of 1998, issues of treasury bills, notes and bonds outstanding totaled US $1,300 billion.

         Reporting, Accounting and Auditing. Italian reporting, accounting and auditing practices are regulated by Italy's National Control Commission (Consob). These practices bear some similarities to United States standards. However, in general, Italian corporations do not provide all of the disclosure required by US law and accounting practice, and such disclosure may be less timely, less frequent and less consistent than that required of US corporations. Italy is, however, moving toward more transparency: from 2000, for example, the law will require quarterly disclosure.

         Size of Equity Markets. As of August 31, 1999, the total market capitalization of the Italian equity markets was approximately EUR 500.1 billion or US$ 528.2 billion.

         The Japanese Equity Markets

         General Background. The Japanese stock market has a history of over 100 years beginning with the establishment of the Tokyo Stock Exchange Company Ltd. in 1878. Stock exchanges are located in eight cities in Japan (Tokyo, Osaka, Nagoya, Kyoto, Hiroshima, Fukuoka, Niigata and Sapporo). There is also an over-the-counter market. There are three distinct sections on the main Japanese stock exchanges. The First Section trades in over 1,100 of the largest and most active stocks, which account for over 95% of total market capitalization. The Second Section consists of over 400 issues with lower turnover than the First Section, which are newly quoted on the exchange or which are not listed and would otherwise be traded over-the-counter. The Third Section consists of foreign stocks which are traded over-the-counter. The main activity of the regular exchange members is the buying and selling of securities on the floor of an exchange, both for their customers and for their own account. Japan is second only to the United States in aggregate stock market capitalization. Securities are denominated in the official unit of currency, the Japanese Yen. Takeover activity is negligible in Tokyo, and although foreign investors play a significant role, the trend of the market is set by the domestic investor. The statutory at-source withholding tax is 20% on dividends. There also is a transaction tax on share trades and a small stamp duty.

         Reporting, Accounting and Auditing. Although some Japanese reporting, accounting and auditing practices are based substantially on U.S. principles, they are not identical to U.S. standards in some important respects, particularly with regard to unconsolidated subsidiaries and related structures. In general, Japanese corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

         Size of Equity Markets. As of August 31, 1999, the total market capitalization of the Japanese equity markets was approximately JPY 391,436.4 billion or US$ 3,570.3 billion.

         The Korean Equity Markets

         General Background. After the formation of South Korea in 1948, the government issued Farmland Compensation Bonds to landowners in exchange for their farmland, and Kunkuk Bonds to cover their financial debt. The Daehan Stock Exchange was established in 1956 to enable trading of these bonds. The South Korea Stock Exchange was established several years later. The government enacted the Securities and Exchange Law in January 1962 as part of the First Five Year Economic Plan. The law was intended to help South Korean companies arrange funds for economic development by using the stock market. Within a year the market boomed and crashed.

         The Securities and Exchange Law was amended in April 1962 to impose stricter regulatory measures on the operation of the securities market. The stock exchange became a non-profit, government-owned corporation called the South Korea Stock Exchange. However, the securities market was unable to overcome the aftermath of the crash and entered a period of inactivity.

         In 1967, as part of the Second Five Year Economic Plan, the government encouraged the public to invest in the stock market by increasing the number of listed companies and the acceptability of equity shares. Tax advantages were given to companies that went public. Further legislation was passed in 1972 to encourage share flotation in the belief that corporations would reduce their high financing costs by converting bank loans into share capital.

         As a result of these market measures, the number of listed companies started to increase. The Securities and Exchange Commission and its executive body, the Securities Supervisory Board, were established to strengthen investor protection.

         The South Korea Securities Settlement Corporation, since renamed the South Korea Depository Corporation (KSD), was set up in 1974 to act as the clearing agent for the stock exchange and as the central depository. In 1977, the South Korea Securities Computer Corporation was established as an electronic data processing center for the securities industry to enable members to transmit orders directly to the trading floor.

         In 1981, the government announced its long-term plans for opening the South Korean securities market to foreigners. International investment trusts were established and the South Korea Fund and the South Korea Europe Fund were incorporated overseas. In 1985, the government began to allow some domestic corporations to issue convertible bonds, bonds with warrants and depository receipts overseas. The government also eased controls to allow domestic institutional investors to invest in foreign securities. In December 1988, a new, detailed plan was put forward for the internationalization of the capital market from 1989 to 1992. A more open capital market was proposed to improve the financial structure of domestic firms and to strengthen their international competitiveness. The firms would be given access to an expanded and revitalized domestic capital market and cheaper sources of financing in the international markets. The stock market began to be opened to foreign investors in January 1992.


         Reporting, Accounting and Auditing. Korean reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Korean corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.


         Structure of Equity Markets. As of August 31, 1999, the total market capitalization of the South Korean equity markets was approximately KRW 280,229.5 billion or US$ 237.4 billion.

         The Malaysian Equity Markets

         General Background. The securities industry in Malaysia dates back to the early 1930's. Kuala Lumpur and Singapore were a single exchange until 1973 when they separated and the Kuala Lumpur Stock Exchange (KLSE) was formed. The KLSE operated under a provisional set of rules until 1983 when a new Securities Industry Act came into force. As of April 30, 1993, 320 companies were listed on the KLSE main board. A Second Board, established in 1988, allows smaller companies to tap additional capital. Fifty-seven companies were listed on the Second Board as of April 30, 1993. Over the years, the KLSE's close links with the Stock Exchange of Singapore (SES) has rendered it very vulnerable to developments in Singapore. Consequently, the Government decided, as a matter of national policy, on a delisting of Malaysian incorporated companies from the SES. This was effected on

January 1, 1990. A similar move was made by Singapore, resulting in the delisting of all Singapore companies on the KLSE on January 1, 1990. There are two main stock indices in Malaysia. The wider ranging KLSE Composite represents 80 companies. The New Straits Times Industrial Index is an average of 30 industrial stocks.


         Malaysian currency volatility and general economic deterioration led to the imposition of stringent capital controls in September 1998, including a one year prohibition on repatriation of capital and an indefinite prohibition on free transfers of securities. The prohibition on repatriation of capital was removed in February 1999 but the controls have adversely impacted foreign investors, including the Series, which suspended creations in response to the controls. This adversely affected the trading market for Malaysia Series WEBS.


         Reporting, Accounting and Auditing. Malaysian reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Malaysian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

         Size of Equity Markets. As of August 31, 1999, the total market capitalization of the Malaysian equity markets was approximately MYR 500.6 billion or US$ 131.7 billion.

         The Mexican Equity Markets

         General Background. There is only one stock exchange in Mexico, the Bolsa Mexicana de Valores (BMV), which was established in 1894 and is located in Mexico City. The stock exchange is a private corporation whose shares are owned solely by its authorized members and operates under the stock market laws passed by the government. The National Banking and Securities Commission (CNV) supervises the stock exchange. The Mexican exchange operates primarily via the open outcry method. However, firm orders in writing can supersede this system, provided there is a perfect match of the details of a buy and sell order. Executions on the exchange can be done by members only. Membership of the stock exchange is restricted to Casas de Bolsa brokerage houses and Especialistas Bursatiles (stock exchange specialists).

         Reporting, Accounting and Auditing. Mexican reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Mexican corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

         Size of Equity Markets. As of August 31, 1999, the total market capitalization of the Mexican equity markets was approximately MXN 1,278.8 billion or US$ 136.7 billion.

         The Netherlands Equity Markets

         General Background. Trading securities on the AEX Stock Exchange (AEX) (formerly the Amsterdam Stock Exchange) started at the beginning of the seventeenth century. The United East India Company was the first company in the world financed by an issue of shares, and such issue was effected through the exchange. The Netherlands claims the honor of having the oldest established stock exchange in existence. In 1611 a stock market began trading in the coffee houses along the Dam Square. A more formal establishment, the Amsterdam Stock Exchange Association, began trading industrial stocks in 1876, and until World War II, Amsterdam ranked after New York and London as the third most important stock market in the world. After the war, the AEX Stock Exchange only gradually began to resume its activities, as members felt threatened by what they saw as an impending socialist order which would leave little of the stock market intact. Since the end of the war, the Dutch market has remained relatively neglected, as local companies have found it more favorable to use bank financing to meet their capital requirements. Trading in shares on the AEX may take place on the official market or on the parallel market, which is available to medium-sized and smaller companies that cannot yet meet the requirements demanded for the official market.

         Reporting, Accounting and Auditing. Dutch reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Dutch corporations do not provide all of the disclosure required by

U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

         Size of Equity Markets. As of August 31, 1999, the total market capitalization of the Dutch equity markets was approximately EUR 534.2 billion or US$ 564.3 billion.


         The Singaporean Equity Markets

         General Background. The Stock Exchange of Singapore (SES) was formed in 1973 with the separation of the joint stock exchange with Malaysia, which had been in existence since 1938. The linkage between the SES and the Kuala Lumpur Stock Exchange (KLSE) remained strong as many companies in Singapore and Malaysia jointly listed on both exchanges, until January 1, 1990 when the dual listing was terminated. SES has a tiered market, with the formation of the second securities market, SESDAQ (Stock Exchange of Singapore Dealing and Automated Quotation System) in 1987. SESDAQ was designed to provide an avenue for small and medium-sized companies to raise funds for expansion. In 1990, SES introduced an over-the-counter (OTC) market known as CLOB International, to allow investors access to international securities listed on foreign exchanges. SES also has a direct link with the National Association of Securities Dealers Automated Quotation (NASDAQ) system, which was set up in March 1988 to allow traders in the Asian time zone access to selected securities on the U.S. OTC markets. This is made possible through a daily exchange of trading prices and volumes of the stocks quoted on NASDAQ. The Singapore Stock Exchange is one of the most developed in Asia and has a strong international orientation.

         Reporting, Accounting and Auditing. Singaporean reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Singaporean corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

         Size of Equity Markets. As of August 31, 1999, the total market capitalization of the Singaporean markets was approximately SGD 269.4 billion or US$ 159.9 billion.

         The South African Equity Markets

         General Background. The Johannesburg Stock Exchange (JSE), established in 1887, is the only stock exchange in South Africa. Its major traded shares have been mining and gold stocks, such as De Beers and the

Anglo American Corporation of South Africa. The minerals-related sectors still account for 14% of the market's capitalization, although there are now many other important sectors including banking, insurance, industrials and leisure. The market capitalization of the JSE has grown enormously from ZAR 13.3 billion in 1970 to approximately ZAR 1022.0 billion in 1995.


         Reporting, Accounting and Auditing. South African reporting, accounting and auditing standards differ substantially from U.S. standards. In general, South African corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.


         Structure of Equity Markets. As of August 31, 1999, the total market capitalization of the South African equity markets was approximately ZAR 1,298.3 billion or US$ 213.5 billion.

         The Spanish Equity Markets

         General Background. The Securities Market Act (LMV) recognizes the following as official secondary markets:

         o     stock exchanges;
         o     the public debt market organized by the Bank of Spain; and
         o     futures and options markets.

         Stock exchanges in Spain (Madrid, Bilbao, Barcelona and Valencia) are the official secondary markets which trade shares and convertible bonds or those which grant the right of purchase or subscription. Issuers of shares go to the stock market as the primary market, where they formalize transactions or capital increases. Fixed-income securities (both governmental and private sector debt) are also traded on the stock market.


         The organization and functioning of each stock exchange is the responsibility of each respective governing body (Sociedad Rectora), each of which is a limited company whose sole shareholders are the dealer-brokers and brokers and the stock exchanges themselves. The Sociedad de Bolsa, established by the four stock exchanges, is responsible for the technical management of the computerized trading system, which operates at a national level. Under the LMV, the National Securities Market Commission (CNMV) is responsible for supervising and inspecting the securities markets as well as the activity of all individuals and companies who deal with the markets. It has the power to punish and other functions.

         These Spanish futures and options markets are organized by the holding company MEFF (Mercado Espanol de Futuros Financieros) Sociedad Holding and two subsidiaries: MEFF Renta Variable (equities), based in Madrid, and MEFF Renta Fija (fixed-income securities), based in Barcelona. MEFF Renta Variable manages the trading of options and futures on the Ibex-35 stock index, and individual options on certain shares. MEFF Renta Fija manages the trading of futures and options on interest rates and bonds.

         Bonds, Treasury bills and debt issued by other public administrations and organizations are traded in the public debt market. These securities are also traded at the same time on the stock market, which has a specific trading system for them. The Bank of Spain's Book-Entry Office is responsible for supervising the public debt market.

         Reporting, Accounting and Auditing. Spanish reporting, accounting and auditing standards differ substantially from US standards. In general, Spanish corporations do not provide all of the disclosure required by US law and accounting practice, and such disclosure may be less timely and less frequent than that required of US corporations.


         Size of Equity Markets. As of August 31, 1999, the total market capitalization of the Spanish equity markets was approximately EUR 298.1 billion or US$ 314.9 billion.

         The Swedish Equity Markets

         General Background. Organized trading of securities in Sweden can be traced back to 1776. Although the Stockholm Stock Exchange was founded in 1864, the real formation of a stock exchange in an international sense took place in 1901. The statutes of the Stock Exchange were modified in 1906 and, from the beginning of 1907, commercial banks were admitted as members. During the 1970s, the Stockholm market had low turnover and dull trading conditions. The market started to climb in 1980 and for several years Stockholm was one of the best performing stock markets, in terms of both price and volume growth. This regeneration of a market for risk capital was reflected in the large number of companies introduced in the early 1980s. The Stockholm Stock Exchange is structured on a membership basis, under the supervision of the Bank Inspection Board. The Board consists of 11 directors and one chief executive. The directors of the Board are elected by the Swedish government, the Association of the Swedish Chamber of Commerce, the Federation of Swedish Industries and the member companies of the Stock Exchange. There are three different markets for trading shares in Sweden. The dominant market is the A-1 list, for the largest and most heavily traded companies. The second market is the over-the-counter market, which is more loosely regulated than the official market and caters to small- and medium-sized companies. The third market is the unofficial parallel market, which deals in unlisted shares, both on and off the exchange floor. The shares most frequently traded on this market are those which have been de-listed from other markets and those that are only occasionally available for trading.

         On July 1, 1999, the Stockholm Stock Exchange and OM Stockholm merged to create the OM Stockholm Exchange - OM Stockholmsborsen AB. In addition, the Stockholm Stock Exchange and the Copenhagen Stock Exchange have signed an agreement covering a common Nordic securities market, NOREX.

         There are also two independent markets for options - the Swedish Options Market (OM) and the Swedish Options and Futures Exchange (SOFE), which offer calls, puts and forwards on Swedish stocks and stock market indices.

         Reporting, Accounting and Auditing. Swedish reporting, accounting and auditing standards differ substantially from US standards. In general, Swedish corporations do not provide all of the disclosure required by US law and accounting practice, and such disclosure may be less timely and less frequent than that required of US corporations. The basic concepts used are historical cost, going concern, accrual basis, consistency and prudence.

         Size of Equity Markets. As of August 31, 1999, the total market capitalization of the Swedish equity markets was approximately SEK 2,219.0 billion or US$ 268.7 billion.

         The Swiss Equity Markets

         General Background. There are three principal stock exchanges in Switzerland, the largest of which is Zurich, followed by Geneva and Basle. The Geneva exchange is the oldest and was formally organized in 1850. The Basle and the Zurich exchanges were founded in 1876 and 1877, respectively. The Geneva Exchange is a corporation under public law and in Zurich and Basle the exchanges are institutions under public law. There are three different market segments for the trading of equities in Switzerland. The first is the official market, the second is the semi-official market, and the third is the unofficial market. On the official market, trading takes place among members of the exchange on the official trading floors. Trading in the semi-official market also takes place on the floors of the exchanges, but this market has traditionally been reserved for smaller companies not yet officially accepted on the exchange. Unofficial market trading is conducted by members and non-members alike. Typical trading on this market involves shares with small turnover. Both listed and unlisted securities can, however, be traded on this market.

         Since July 1998, SWX has provided facilities for electronic trading in Eurobonds. Repo SWX, the first electronic market for repos with integrated clearing and settlement, was inaugurated in June 1999. In addition, SWX launched a new market segment for emerging-growth companies in July 1999, under the name SWX New Market. Eurex, the first trans-national derivatives market, is a co-operative venture between the SWX Swiss Exchange and Deutsche Borse Ag, each of which holds a 50% stake. Eurex is the largest derivative exchange in the world.

         Reporting, Accounting and Auditing. Swiss reporting, accounting and auditing standards differ substantially from US standards. In general, Swiss corporations do not provide all of the disclosure required by US law and accounting practice, and such disclosure may be less timely and less frequent than that required of US corporations.

         Size of Equity Markets. As of August 31, 1999, the total market capitalization of the Swiss equity markets was approximately CHF 978.6 billion or US$ 645.9 billion.

         The Taiwanese Equity Markets

         General Background. The Taiwan Stock Exchange, in Taipei, is the only stock exchange in Taiwan. Its roots can be traced to the Land Reform Movement of 1953. The government bought tracts of land from large landowners and paid for them with bonds and shares in government-owned companies. The need to trade those shares and bonds gradually bred the formation of a fledging over-the-counter market. As the economy prospered, the importance of a securities market was recognized. The government established the Securities Market Research Committee to study the feasibility of a formal stock market. Consequently, the Securities and Exchange Commission (SEC) was established on September 1, 1960, as a department of the Ministry of Finance. The Taiwan Stock Exchange (TSE) was founded a year later and officially commenced operation in February 1962.


         In the exchange's first year, there were 18 listed companies with an average trading volume of TWD 1,647,760. By 1963, there were 23 listed companies; by 1980, there were 100. Listings steadily increased and the market remained stable for several years. Since then, the number of brokerage firms has multiplied and limitations on foreign investors have recently been relaxed.

         Reporting, Accounting and Auditing. Taiwanese reporting, accounting and auditing standards differ substantially from US standards. In general, Taiwanese corporations do not provide all of the disclosure required by US law and accounting practice, and such disclosure may be less timely and less frequent than that required of US corporations.


         Structure of Equity Markets. As of August 31, 1999, the total market capitalization of the Taiwanese equity markets was approximately TWD 10,393.1 billion or US$ 326.4 billion.

         The United Kingdom Equity Markets


         General Background. The UK is Europe's largest equity market in terms of aggregate market capitalization. Trading is fully computerized under the SETS System for FTSE- 100 (and 83 other) stocks and the Stock Exchange Automated Quotation System (SEAQ) operates for international equities. The London Stock Exchange exists alongside Tradepoint, while there is also a network of regional offices. The London Stock Exchange has the largest volume of trading in international equities in the world.


         Reporting, Accounting and Auditing. Despite having a great deal of common purpose and common concepts, the accounting principles in the UK and the US can lead to markedly different financial statements. In the global market for capital, investors may want to know about a company's results and financial position under their own principles. This is particularly so in the US capital markets. The overriding requirement for a UK company's financial statements is that they give a `true and fair' view. Accounting standards are an authoritative source as to what is and is not a true and fair view, but do not define it unequivocally. Ad hoc adaptations to specific circumstances may be required. In the US, financial statements are more conformed because they must be prepared in accordance with GAAP.

         Size of Equity Markets. As of August 31, 1999, the total market capitalization of the United Kingdom equity markets was approximately GBP 1,637.1 billion or US$ 2,632.4 billion.



Regional and Country-Specific Economic Considerations.


         Europe. In 1986, the member states of the European Union (the "Member States") signed the "Single European Act," an agreement to establish a free market. The development of a unified common European market has promoted the free flow of goods and services; however, since September 1992, Europe's monetary policy has been affected by fluctuating currencies. Additionally, 1993's tight monetary policies and high inflation caused Europe's economies to ebb into recession.

         The Maastricht Treaty on economic and monetary union (the "EMU") is intended to provide its members with a stable monetary framework. The prospect of EMU has triggered a sharp convergence of interest rates across Europe, with risk premium over the German interest rates levels having decreased. Adding to the favorable monetary conditions, the monetary easing experienced by core countries has triggered a strong depreciation of their currencies. Consequently, European activity has accelerated again in 1997.

         On January 1, 1999, the third and final stage of EMU began with the establishment of a currency union encompassing 11 of the 15 Member States of the European Union (EU) - Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain. On that date, these countries locked their exchange rates and adopted the euro as their common currency, with monetary and exchange rate policy determined by area-wide institutions. Thus, each country will give up the possibility of independent monetary and exchange rate policy.

         EMU does not change the locus of responsibility for policies other than monetary and exchange rate policies. Policies affecting external trade and the integration of internal markets were already a matter of EU competence. Fiscal and labor market policies will continue to be decided mostly at the national level, albeit subject to closer surveillance by EU institutions. The Stability and Growth Pact (SGP), agreed in June 1997, set out the procedures for surveillance of national fiscal policies, strengthening the framework provided in the Maastricht Treaty. Also, the Treaty of Amsterdam, signed in October 1997, explicitly recognized labor market policies as a matter of common concern and set out procedures for their surveillance. Except for monetary and exchange rate policies, area-wide decision making and surveillance are the responsibility of institutions of the EU as a whole. It has been agreed that ministers of euro-area countries can meet (as the Euro-11 Group), to discuss issues related to the single currency, but that formal surveillance and coordination decisions will be the prerogative of the full EU Council of Ministers (ECOFIN). The prospective euro-area rivals the United States in terms of output and trade. The delineation of monetary, fiscal, and structural policy responsibility between the euro-area institutions and national governments helps assign responsibility for these policies, but also complicates their coordination.


         Austria. Following three years of acceleration, culminating in 3.3% GDP growth in 1998, economic activity in Austria decelerated sharply in late 1998 and early 1999. The main culprit for the slowdown was the Russian crisis (which hit Austria's exports to Central and Eastern Europe) and the generalized slowing of growth in the euro area. However, there was a turnaround in foreign demand and a continuation of solid consumer-spending growth in late 1999.

         Consumer price inflation troughed at 0.2% year on year in April 1999, following a deceleration from 1.2% a year earlier, because of falling oil prices. The recovery in oil prices and the depreciation of the euro since the start of the year led to a moderate acceleration in price increases, to 0.6% in August 1999. Meanwhile, short-term interest rates declined from 3.7% in 1997 to 3.2% in 1998 and long-term interest rates fell from 5.5% in 1997 to 3.8% in 1998.

         The general government deficit was 2.1% of GDP in 1998 and 1.9% of GDP in 1997. Tax cuts for low- and middle-income households planned for 2000 may mean that the deficit could come dangerously close to the 3% Maastricht threshold. Thus, one of the first tasks of the new government will be to prevent the deficit from surpassing that level.

         Belgium.  Belgium joined the European Monetary Union on May 1, 1998.

         Belgium shows a high degree of economic openness. It is therefore extremely sensitive to economic developments abroad and, in particular, to those occurring in the EMU, as activity in Belgium fluctuates almost exactly in line with that of the euro area. The latest economic developments are no exception in that respect. Thus, in 1998, along with the rest of the euro area, Belgium faced a general slowdown of activity. Output growth slowed from a healthy 4% pace at the beginning of the year to a sluggish 1.6% by the fourth quarter. During the first two quarters of 1999, activity remained somewhat subdued, as output grew by 1.6% to1.7%. Since late 1998, general economic sentiment, as measured by the National Bank of Belgium, has been improving. Similarly, manufacturers have completely recovered from their recent sluggishness.

         The Belgian unemployment rate typically is lower than the rest of the EMU. But that gap shrunk significantly in 1997 and 1998 and now amounts to less than one percent. Total employment growth has remained strong and the unemployment rate was below 9% in fall 1999.

         Belgian consumers' prices rose by 0.9% in August and by 1.3% in September against an average of 1.2% and 1.3%, respectively, in the euro area.

         After some hard times, Belgian public finances have greatly improved. The public sector borrowing requirement has been curbed from roughly 8% of GDP in 1992 to about 1% in 1998. Similarly, the primary surplus has risen from 3.0% of GDP to 6.7%. Public debt has fallen from almost 128% of GDP in 1992 to 116% in 1998. The recovery of public finances is such that despite lower GDP growth, the budget ministry decided, in last spring's budget review, to carry on with its six-year program to cut permanently employers' social security contributions and reduce labor costs by some 6%.

         General elections were held on June 13, resulting in an historic shift of power: Jean-Luc Dehaene's Christian Democrats lost the majority in the lower house to Liberals for the first time in history. Now, Guy Verhofstadt's `blue-red-green' coalition made of French-and-Dutch speaking Liberals, Socialists and Greens - the latter in a coalition for the first time - faces the task of restoring public confidence after a series of political scandals.

         France. Following a slowdown last winter, growth re-accelerated in the second quarter of 1999. Since then, manufacturing companies have become increasingly optimistic about trends in aggregate demand and their own production plans. In September, they signaled that output prices should cease declining for the first time since early 1996. On the demand side, retail sales jumped sharply during the summer months, led by booming durable goods sales.

         Employment growth remained surprisingly robust during the winter slowdown, due to a buoyant services sector, in which new companies, having benefitted from the deregulation of former state monopolies (such as telecoms, public utilities and media) are doing well. On the other hand, French companies have kept wage rates steady (up 1.5% year on year in the second quarter of 1999) in order to mitigate the rise in labor costs that might result from the reduction of working hours next year.

         At 0.5% on average for 1999, French inflation is among the lowest in Europe. On top of very slow wage growth, deregulation is taking its toll on retail prices every month, largely offsetting cyclical forces.

         The budget was slightly expansionary in 1999, as civil servants benefitted from pay raises based on inflation forecasts that proved to be too high. The 2000 budget signals a return to orthodoxy.

         The first two years of the government's five-year term were favorable for corporate France, despite the rise of the corporate tax rate to 40% in 1997. Large-scale privatization took place (France Telecom, Air France, Aerospatiale, Credit Lyonnais, among others) and French companies, which had been hurt by years of high real interest rates, fully reaped the benefits of EMU and its generous monetary policy. Despite promises, it is unclear whether the corporate tax rate will be cut next year. The pending reduction of the working week will make business more costly and more complicated for medium-sized companies (smaller companies will be hit only in 2001). Finally, the government is planning to make restructuring more costly and short-term labor contracts (used to encourage labor flexibility) more expensive for companies.


         Germany. Germany, the third largest economy in the world, has faced substantial economic and political challenges in the wake of reunification between West and East Germany. Previously-communist eastern Germany, which had been largely insulated from international competition, saw most of its capital stock become obsolete after the reunification. Transforming eastern Germany into a modern market economy has been more difficult and costly than anticipated initially.

         According to new measures of national accounts data, unified Germany's economic growth in the period 1991-98 was worse than previously thought. For instance, GDP rose by only 2.2% in 1998, when measured according to the new standards, as compared to 2.8% under the old measure. Since Germany's 1993 recession, annual GDP growth has averaged only 1.8% according to the new standards. An export-led, sharp deceleration of growth in the second half of 1998 resulted from the global recession, which meant that the German economy started 1999 on a weak footing.

         The Bundesbank no longer conducts an independent monetary policy, as it surrendered its monetary policy-making ability to the European Central Bank in 1999. The German government recently introduced a reform package consisting of reductions in personal and corporate income tax spending cuts. A corporate tax reform will reduce the overall tax rate on German corporate profits to 35% by 2001, from more than 56% currently.

         Italy. Italy's economic strength lies in manufacturing, mainly through networks of small and medium-sized companies, producing in particular machine tools and consumer goods. Two key service sectors are tourism and the rapidly expanding telecom industry. In the early 1990's, industry began to struggle to compete as a result of wage increases and a restrictive exchange rate policy designed to put an `external bound' on the inflation rate. But in September 1992, the lira collapsed and was forced to leave the Exchange Rate Mechanism
(ERM). The lira recovered in 1996 and returned to the ERM by the end of that year.

         The Italian economy has been characterized in recent years by the attempt to reduce the significant public deficit, and reverse the dynamic of the public debt, which reached a peak in 1995 at 125% of GDP. These efforts were particularly strong in 1996 and 1997, in the run up to the European Monetary Union, to comply with the Maastricht rules. The attempt was successful: the public deficit was lowered to 2.7% of GDP in 1997 from 11%, which allowed Italy to joint EMU from its inception. Restrictive budget measures were, however, mainly responsible for the poor performance of the Italian economy in the 1990s (the economy grew by 1.3% on average in 1990-1998).

         The Italian unemployment rate is high (11.8%), although reforms in 1997 eased the rigidity in the labor market. As a consequence, a healthy increase in employment has taken place since the beginning of 1998 (more than 1% yearly), driven mostly by the development of part-time and short-term contracts.

         In 1992, Italy began a privatisation program by transferring major state holdings to joint stock companies as an intermediate step to total or, at least partial, floatation of those holdings on the stock exchange. Since then, Italy has performed one of the world's largest privatization programs and is still proceeding.

         Currently, after having reached the much-desired EMU target and having consolidated its public finances, the aim of the government is to rekindle with growth, while pursuing a systematic and continued reduction of the public debt.

         The Netherlands. The economic performance of the Netherlands, the fifth largest economy in the European Union, has grown impressively in the past decade. Emerging from a deep recession in the 1980s, the Netherlands' economy has become one of the fastest growing in Europe and the pace at which new jobs are generated is close to that of the United States.

         In the first half of 1999, the Dutch economy expanded by about 3% over the same period in 1998. GDP grew 0.7% in the first quarter of 1999 and by 0.8% in the second quarter, which was more than twice the expected rate. The unemployment rate is at 3.2% of the labor force. Despite a tight labor market, collective wage agreements entered into this year have provided for relatively moderate pay rises only.

         The Dutch government has announced plans to bring the budget into surplus in 2001, which would be the first surplus since 1974. Stronger-than-expected growth created leeway to cut taxes and trim the budget deficit. The Dutch government has also presented a comprehensive tax reform to be implemented in 2001, which would reduce the top income tax rate from 60% to 52% and the lowest income tax rate from 36.5% to 20%. At the same time, the

VAT will be raised by 1.5 %, to 19%. The tax reform is estimated to result in a net tax relief of NLG 5 billion (0.7% of GDP), with low income earners being the main beneficiaries. In addition, the Dutch government has announced plans to cut the corporate tax rate from 35% to 30%.

         Spain. Spain's entry into the European Community in 1986 was followed by a period of rapid economic growth and sharp restructuring. Strong growth did not continue, however, and the government's restrictive monetary policy and the overvalued peseta contributed to a downturn in investment, along with a rise in unemployment, in the early 1990s. Despite the devaluation of the peseta and the easing of monetary policy in 1993, Spain slipped into its worst recession in 30 years. Economic growth has recovered since then, averaging 3.0% from 1994 to 1998. The center-right government elected in 1996 has displayed a strong ability to control public spending through structural reforms. In 1997, Spain was able to fulfill all the Maastricht criteria and was among the eleven participants in the European Monetary Union, which started at the beginning of 1999.

         The Spanish unemployment rate is currently the highest in the European Union, and unemployment is the main economic problem in Spain. In 1994 and again in 1997, reforms in the labor market were undertaken, mainly to ease the rigid regulations that govern permanent job contracts. The recent strong economic growth and new reforms to improve the flexibility of the labor market have decreased the rate of unemployment from 25% in 1994 to 16% in 1999.

         Currently, the government faces the challenges of addressing the domestic concerns of controlling inflation, at 2.4% yearly in August 1999, which was more than one percentage point above the EMU average, and consolidating the improvements in the labor market.

         Sweden. Sweden has a highly developed and successful industrial sector. The chief industries, most of which are privately owned, include textiles, furniture, electronics, dairy, metals, ship building, clothing, engineering, chemicals, food processing, fishing, paper, oil and gas, automobiles and shipping. Productivity, as measured by GDP per capita, is well above the European average, although two-thirds of GDP passes through the public sector.

         Successive governments have traditionally afforded Swedes generous benefits for unemployment, sick leave, childcare and general public welfare, along with state medical care. This extensive social welfare system has become unsustainable in recent years, notably when the economy slowed down significantly in the early 1990s, which caused large government deficits. Almost half of the personal disposable income received by Swedes resulted from transfer payments, a system for redistributing income. Since then, a massive turnaround in public finances has occurred thanks to years of fiscal restraint and an increase in economic growth. The Swedish government has announced that it plans to cut taxes within the next five years.

         The Swedish economy has weathered an export slowdown, due mostly to the currency depreciation of the third quarter of 1999. Further, the repo rate was cut 1.45% between October 1998 and March 1999.

         The Swedish central bank, the Riksbank, has a two-year forward inflation target of 1.0% to 3.0%. The upside surprises on growth and the looming tax cuts were not factored in the last inflation report, when two-years forward inflation was foreseen to remain at 2.0%. Indeed, the Riksbank has repeatedly warned that tax cuts boosting consumer spending may lead to an overexpansion of the economy.

         Switzerland. Due to its lack of raw materials, Switzerland has based its economic growth on its highly skilled labor market and technological manufacturing expertise. Switzerland's strengths lie in chemicals and pharmaceuticals, watches, precision instruments (machinery equipment), engineering, food, financial services and tourism. Additionally, its small domestic market's reliance on exports accounted for 36% of the GDP in 1994. It therefore suffered significantly from the world trade slowdown of the second half of 1998.


         While the Swiss official unemployment rate fell to 2.5% in July 1999, the underlying rate was 4.6%, i.e. above official estimates, which range between 2% and 2.5%.


         The VAT hike (from 6.5% to 7.5% on Jan 1st 1999), a tobacco tax increase and oil prices have all pushed inflation away from deflationary readings since early 1999, up to 0.9% for the year from August 1998 to August 1999.

         The United Kingdom. The UK is a large, open economy with total exports accounting for approximately 30% of GDP. The service sector's share in total GDP has been on an upward trend and now stands at about two-thirds of overall activity, as the UK has particularly strong business and financial services sector. By contrast, the manufacturing sector's share in GDP has been declining and is now estimated at just over 20%. The Bank of England was made independent in May 1997 and conducts interest rate policy consistent with reaching an inflation target (set by the government) two years hence.

         Economic growth was slow throughout most of 1998 and early 1999. Last year's slowdown in large part reflected a sharp deterioration in the net trade position, prompted by continued currency strength and a weakening in world trade and global economic growth. Net trade in 1998 fell by more than 2%. Manufacturing output slowed accordingly, exhibiting growth of only 0.4% during 1998. The sector was in technical recession in the fourth quarter of 1998, but contributed positively to output growth for the first time in a year by the second quarter of 1999. The service sector meanwhile grew by 3.7% in 1998, supported by robust activity across the range of sub-sectors, particularly within business and financial services.

         Strength in the service sector has to some extent been reflected within the expenditure components of GDP, where domestic demand remained resilient, expanding by 4.1% in 1998. Of this, just over 2% was household spending, while total fixed investment contributed a further 1.5%. Household spending expanded by an annualized rate of 5.5% during the first half of 1999. A sharp (pound)1.8bn de-stocking weighed on total domestic demand during the second quarter of 1999, but the underlying picture is very robust. Excluding stocks, total demand expanded by 4.4% in the year from the second quarter of 1998 to the second quarter of 1999.

         Household spending growth has been underpinned by a strong labor market. Manufac turing employment has fallen by some 5% since early 1998, but total employment has risen by more than 0.5% over the same period. The labor market has proved tighter than previously assumed. Declines in claimant count unemployment have continued, while vacancies have remained high. Thus far, inflation pressures have been subdued. The retail prices index excluding mortgage interest payments (RPIX) - the government's target measure - stood at 3.2% in the year to May 1998, but fell to just 2.1% by August. This is explained by goods price inflation, which eased from over 2% in early 1998 to a series-low of 0.5% in August 1999. This in turn reflects sterling's persistent strength, which has dragged import prices lower. From a peak of 7.5% in June 1998, the Bank of England started lowering interest rates in October, because of perceived undershooting of its inflation target. Rates bottomed at 5% in June 1999. But with upside risks to the RPIX target gathering momentum, the Bank has started a tightening cycle, raising interest rates to 5.25% in September 1999.

                Real GDP Annual Rate of Growth (annual % change)

                      1993   1994  1995   1996   1997   1998
                      ----   ----  ----   ----   ----   ----
Austria                0.5   2.4    1.7   2.0    2.5    3.3
Belgium               -1.5   2.6    2.3   1.3    3.0    3.0
France                -1.3   2.8    2.1   1.6    2.3    3.2
Germany               -1.1   2.4    1.8   0.8    1.8    2.3
Greece                -1.6   2.0    2.1   2.4    3.2    3.7
Italy                 -0.9   2.2    2.9   0.9    1.5    1.3
Netherlands            0.8   3.2    2.3   3.1    3.6    3.8
Portugal              -1.4   2.4    2.4   3.6    3.8    3.9
Spain                 -1.2   2.1    2.9   2.4    3.7    4.0
Sweden                -2.2   3.9    3.7   1.3    1.8    2.6
Switzerland           -0.5   0.5    0.5   0.3    1.7    2.1
United Kingdom         2.3   4.4    2.8   2.6    3.5    2.2


   Source: World Economic Outlook, October 1999 (International Monetary Fund)

         Japan, the Pacific Basin, and Southeast Asia. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the United States and Western European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic, and social conditions;
(iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious, and racial disaffection.

         The economies of most of the Asian countries continue to depend heavily upon international trade and, accordingly, are affected by protective trade barriers and the economic conditions of their trading partners, principally the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, along with the reduction of foreign investment in the local economies and a general decline in the international securities markets, could have a significant adverse effect upon the economies and securities markets of the Asian countries.

         The success of market reforms and a surge in infrastructure spending have fueled rapid growth in many developing Asian countries. Rapidly rising household incomes have fostered large middle classes and new waves of consumer spending. The increases in infrastructure spending and consumer spending have made domestic demand the growth engine for these countries. Thus, their growth now depends less upon exports. While exports may no longer be the sole source of growth for these developing economies, improved competitiveness in export markets has contributed to growth in many of these nations. The increased productivity of many Asian countries has enabled them to achieve, or continue, their status as top exporters while improving their national living standards.

         In the fourth quarter 1997, the Southeast Asian currency markets came under severe selling pressure from abroad, as foreign investors and speculators alike have heavily sold regional currencies viewed to be overvalued. The Thai Baht was the first to come under pressure, but Indonesian, Malaysian, Phillipine, Singaporean, Taiwanese, South Korean and Hong Kong currencies have all been affected. Equity and fixed income markets have also faced selling pressure as foreign investors have been concerned with the overall financial prospects of the region.

         Among the countries at the center of the Asian crisis, Korea and Thailand have made encouraging advances toward restoring confidence and initiating recovery, although their turnarounds remain at risk, including from the external environment. The situation in Indonesia, however, remains very difficult. Malaysia has resorted to external payments controls in an effort to insulate its economy from the regional crisis. In Japan, despite substantial fiscal stimulus and new initiatives to deal with banking sector problems, significant downside risks remain. Growth in China appears to be slowing, and both the renminbi and the Hong Kong dollar have been under considerable pressure.


         Australia. After a period of high growth in 1998 and early 1999, the Australian economy began to show signs of slowing in the second quarter of 1999. Private investment growth slowed to just 2.2% (annualized) in the first half of 1999, down from an average rate of approximately 9% in 1998. Consumer demand, which fueled the economy through 1998, has remained reasonably strong. But demand for some goods, such as autos and white goods, has been distorted by the phasing-in of several tax reforms (the addition of a goods and services tax and abolition of a wholesale sales tax). Meanwhile, inflation has been relatively low. In the second quarter of 1999, Australia's consumer prices were up just 1.1% from a year earlier. The most recent national budget featured a surplus of A$5.4 billion, or about 0.9% of GDP.

         The Government, headed by John Howard, was reelected in October 1998 with a mandate to overhaul Australia's tax system. After the implementation of goods and services and personal income taxes, business tax reform is the next major item it intends to push through the legislature. The Howard Government holds 80 of 148 seats in the Lower House and 35 out of 76 seats in the Senate. The next general election is due by December 2001.


         Hong Kong. The transfer of sovereignty from Britain to China, which has created a sense of uncertainty in Hong Kong's economy, has largely been a smooth transition. Under the principle of "one country, two systems," Hong Kong is now a special administrative region (SAR) of the People's Republic of China and is empowered with a high degree of autonomy. It has retained its administrative, legislative and judicial systems. The SAR government has full control over its monetary and fiscal policies and it maintains its own customs and immigration control, separate from the mainland. Except for issues relating to national security and foreign policy, the SAR is largely run as an independent territory.

         The first chief executive of the SAR, Mr. C.H. Tung, a former shipping tycoon, has vowed to make a difference in the lives of the people of Hong Kong, by focusing his attention on the areas of housing, education and infrastructure. In the past, the chronic shortage of housing has been a strong influence on the property market. Hong Kong property prices today are among the highest in the world. Worth noting is that there is heavy exposure to the property market in Hong Kong's banking sector as well as the stock market as a whole.

         The integration of Hong Kong's economy with that of the mainland continues apace. While the integration process in the 1980's was driven by the relocation of Hong Kong's labor-intensive manufacturing sector to Southern China, the integration theme for the 1990's is that of Hong Kong becoming a service center for China's fast growing economy. A large number of mainland companies have established offices in Hong Kong as a window for interaction with the global economy. The Hong Kong financial sector is increasing its role in the intermediation of foreign funds for investment in China. Close to half of the FDI into China goes through Hong Kong. Furthermore, Hong Kong is increasingly playing a role in intermediating China's savings for investment in China. Hong Kong is well on its way in becoming a bona fide financial center for China.

         Hong Kong's economy has been in a recession since the Asian crisis that began in the second half of 1998. Deflation has been a major problem, as it has discouraged investment, postponed consumption and delayed a turnaround in the inventory cycle. Nevertheless, GDP growth seems to be recovering somewhat, as it has increased to a seasonally adjusted rate of 3.1% from the first quarter of 1999 to the second quarter of the year, as compared to an average 1998 GDP growth rate of -5.1%.

         The downward adjustment in goods and services prices in Hong Kong continues; this is the natural process of restoring competitiveness against the territory's devalued neighbors. Further, deflation deepened sharply in July and August due to cuts in housing costs resulting from concessions on rates (taxes) granted by the government. The CPI(A) declined 3.2% in the first eight months of this year.

         Despite loose liquidity conditions and the plunging of the loan-to-deposit ratio to 1991 levels, Hong Kong's banking cartel raised interest rates in August, following the Fed's latest move. Ongoing deflation has reduced the demand for and supply of new loans; outstanding domestic credit has declined by 11.7% from the peak in September 1997.

         Fiscal support remains key to Hong Kong's economy. The government ran a HK$30 billion deficit in the first four months of fiscal year 2000 following one of HK$31.5 billion (2.5% of GDP) in fiscal year 1999. The deficit has been financed primarily by foreign reserves, which totaled US$89.2 billion at the end of August. In efforts to maintain the level of foreign reserves, the government will start selling off its local stock holdings, which could curb liquidity conditions. Future sources of fiscal revenue include the privatization of water supply services and the Mass Transit Railway Corp.

         The trade deficit shrank in the first half of 1999 due to weak domestic demand and the curtailing of smuggling into China. However, the deficit started to expand again in July and August (on a year-on-year basis) as domestic demand recovered. Domestic demand recovery is key to growth going forward.

         The Hang Seng Index has been flat in the past few months. The government's plan to dispose of its local stock holdings starting in October will increase the supply of Hong Kong dollar assets.


         Japan. Japan's economic growth in the 1990s has been substantially below the levels of earlier decades. Major fiscal spending programs have brought positive growth in some years, but Japan's gross national product shrank by 2.8% in calendar 1998, its worst performance in the postwar period. A further round of major fiscal spending was implemented in late 1998. Prices are largely stable at the consumer level, even though deflation is occurring at the wholesale level, and cash earnings per worker have continued to drop in nominal terms. The unemployment rate has reached a historical peak of 4.9%.

         Despite growth problems, the Japanese economy maintains several strengths. The manufacturing sector includes some of the world's most innovative companies in the electronics and precision machinery areas, along with world leaders in automotive and machinery industries. Educational achievement levels are high in comparison with other developed nations. Public sector infrastructure is also extremely well developed.

         Nevertheless, the Japanese economy faces significant weaknesses. The financial system retains large levels of non-performing loans, which have made intermediaries conservative in lending behavior. Many corporate balance sheets remain overleveraged, with low returns on assets, compared to both some other industrial countries and to Japan's own history. The labor market is undergoing a fundamental structural change, because of the system of lifetime employment clashes with the need for increased labor mobility to adapt to new technologies and global competition. Corporate governance is also undergoing major changes, with the introduction of new accounting rules, new decision making mechanisms, and changed incentives for managers.

         Growth may continue to be hindered in 2000, due to the difficulty of expanding fiscal policy further and to the adverse effects of industrial and financial sector restructuring on business investment and wages. Investors have shown confidence, as the Japanese stock market has grown in the first nine months of 1999. The macroeconomic performance of the Japanese economy could suffer, however, as cuts in employment and investment may constrain income.

         Interest rates in the overnight market are currently at 0.03% (effectively zero), in light of the policy of the Bank of Japan to give maximum support to the economy. Nevertheless, long term bond yields have risen since the end of 1998, because of high government deficits and the hesitant attitude on the part of some institutions to buy securities with high duration risk, even if government-issued.

         The Japanese yen has fluctuated widely over the last year. At its most recent trough, the currency was Y147/US$, in September 1998, just prior to the adoption of financial sector reform bills by the Japanese Diet. After strengthening early in 1999, then weakening at mid-year, the currency has restrengthened, to Y104/US$ in mid-September 1999. Most observers view this level of the yen as strong, and likely to have adverse impacts on the Japanese economy, although neighboring Asian countries could benefit.

         The political environment is stable, with the pending formation of a three-party coalition government. The next general election (in which all seats of the Lower House are up for re-election) must occur by November 2000, within one month of the expiration of the 4 year term of the current Lower House. The next election for the Upper House is scheduled for July 2001.

         Japan has very large and active securities markets. The main stock exchange is the Tokyo Stock Exchange, where a large majority of equity transactions occur. This exchange is supported, however, by several regional exchanges, which list local companies. Fixed income securities are traded actively, usually off-exchange. Derivative markets in Japanese securities are well developed. The securities markets are overseen by both private and public regulatory bodies. The Japan Securities Dealers Association is the main private regulatory force. In the public sector, a set of agencies under the Financial Regulatory Commission is responsible for the oversight of trading activities and inspection of securities companies.



         Japan's heavy dependence on international trade has been adversely affected by trade tariffs and other protectionist measures, as well as the economic condition of its trading partners. Japan subsidizes its agricultural industry since only 19% of its land is suitable for cultivation. It is only 50% self-sufficient in food production. Accordingly, it is highly dependent on large imports of wheat, sorghum and soybeans. In addition, industry, its most important economic sector, depends on imported raw materials and fuels, including iron ore, copper, oil and many forest products. Japan's high volume of exports, such as automobiles, machine tools and semiconductors, has caused trade tensions, particularly with the United States. Some trade agreements have been implemented to reduce these tensions. The relaxing of official and de facto barriers to imports, or hardships created by any pressures brought by trading partners, could adversely affect Japan's economy. A substantial rise in world oil or commodity prices could also have a negative affect. Since the Japanese economy is so dependent on exports, any fall off in exports may be seen as a sign of economic weakness, which may adversely affect the market. Japan's real GDP for the first six months of 1998 was 2.7% less than the level achieved in the first half of 1997.

         Geologically, Japan is located in a volatile area of the world and has historically been vulnerable to earthquakes, volcanoes and other natural disasters. As demonstrated by the Kobe earthquake in January of 1995, which resulted in the death of 5,000 people and billions of dollars of damage, natural disasters can be significant enough to affect the country's economy.

         Korea. The Korean economic recovery has gained momentum. After recording 4.6% GDP growth in the first quarter of 1999, in August the government announced stronger 9.8% GDP growth for the second quarter of the year.

         Despite rising oil and commodity prices, inflation remained subdued during the first eight months of 1999, averaging 0.6% for the period. Import prices have risen faster recently, however.

         In response to the Daewoo liquidity crunch and market uncertainty about possible runs on investment trust companies (ITCs), the government has committed to keep the official overnight call rate at the current level to help stabilize long-term interest rates. In case of a liquidity squeeze, the central bank will supply liquidity to narrow the spread between long-term and short-term interest rates. The overnight call rate has been quite stable over the last four months but the corporate bond yield has been under pressure. Since Daewoo's insolvency was exposed in mid-July, the spread between the 3-year corporate bond yield and the overnight call rate has increased by 2.25%.

         The government has budgeted for a W22 trillion deficit this year, equivalent to 5% of GDP. As the economy has recovered faster than expected, tax revenue collected has been higher than the government's original projection. Government outlays will continue to focus on social safety net and financial sector restructuring. The government now expects the budget deficit to narrow to 4% this year and 3.5% for 2000, and seeks a balanced budget in 2003.

         Moving to the third quarter of 1999, the external account improved substantially. Double-digit export growth rates have been recorded since June. Import growth rates have been even stronger, rising by more than 30%. The collapse of imports in 1998 forced many firms to deplete their stocks. As export orders mount, firms have the incentive to increase imports of raw materials in machinery. Korea now imports about US$10 billion a month, still considerably lower than the monthly rate of US$12 billion before the crisis. Stronger imports have resulted in a shrinking trade surplus, and hence a narrowing current account surplus.

         Malaysia. Over the last two decades, Malaysia has experienced rapid industrialization, transforming a once commodity driven economy to one dominated by the manufacturing sector. Although commodities remain important to the Malaysian economy, where tin, rubber, palm oil, timber, oil and gas have played a leading role, the electronics sector is now the fastest growing and most important sector by far. In fact, Malaysia has become the world's third-largest producer of semiconductor devices (after the U.S. and Japan) and the world's largest exporter of semiconductor devices.

         The high rates of investment that have been required to sustain Malaysia's rapid growth have been met with high rates of domestic savings and significant inflows of foreign direct investment. This combination has been instrumental in maintaining fast growth while simultaneously limiting inflationary pressures. Although free repatriation of profits is allowed, Malaysia has experienced a high rate of reinvestment of profits from foreign direct investment.

         Until September 1, 1998 Bank Negara Malaysia (the central bank) managed the exchange value of the ringgit against a basket of foreign currencies. During the first nine months of 1998, investors sold ringgit together with other East Asian currencies because of fundamental concerns over the economic conditions within the region as reflected in the sharp contractions in some economies, including Malaysia, as well as a general deterioration in sentiment toward emerging markets, particularly following the Russian debt moratorium.


         Malaysian currency volatility and general economic deterioration led to the imposition of stringent capital controls in September 1998, including a one year prohibition on repatriation of capital and an indefinite prohibition on free transfers of securities. The prohibition on repatriation of capital was removed in February 1999 but the controls have adversely impacted foreign investors, including the Malaysia (Free) WEBS Index Series, which suspended creations in response to the controls. This adversely affected the trading market for the Malaysia (Free) WEBS Index Series.


         After contracting for five consecutive quarters, the Malaysian economy returned to 4.1% growth in the second quarter of 1999. The GDP decline was a severe 7.5% in 1998. The decline was particularly marked in the second half of the year, at 10.6%. The expansionary monetary and fiscal policies implemented since the second half of 1998 set the stage for economic recovery in 1999. Added to this, the turnaround in global trade, especially electronics goods, acted as a catalyst for economic recovery. A 38.3% growth in electronics exports boosted overall export growth by 15.8% in the second quarter of 1999 and 28.9% in July.

         Consumer prices have been quite stable since the beginning of the year. However, on a year-on-year basis, inflation has declined steadily from 4% in the first quarter to 2.4% in the July-August period. At this point, inflationary pressure is still a non-issue. Year-to-date, inflation averaged 3.1%.

         Monetary policy has been easing. Since the third quarter of 1998, the central bank has cut the official three-month intervention rate nine times, for a total cut of 5.5%. Most of the rate cuts were implemented between August and November 1998. The statutory reserve requirement was cut by 6% during the third quarter of 1998. The stringent rate cut effectively pushed down market interest rates. The three-month interbank rate fell to a record low of 3.2% recently, down from the peak of 11% in 1998.

         After a 1.8% fiscal deficit in 1998, the Malaysian government budgeted for a deeper deficit of 5.4% in 1999. This was due to a 9.3% increase in government expenditure in nominal terms. In real terms, government consumption rose 13.9% in the first half of 1999, against declines of 5.5% in the first half of 1998 and 9.5% in the second half of 1998.

         The government pegged the ringgit at an undervalued rate of M$3.8:US$1 on September 1, 1998. The undervaluation of the currency has supported export growth. US dollar exports returned to growth starting from October last year, half a year earlier than the export recovery in other Asian economies. Export competitiveness has improved over time. Exports measured in US dollars rose 4.5% in the first quarter of 1999 and accelerated to 15.8% in the second quarter of 1999. In July, exports surged 28.2%, led mainly by 56% growth in electronics exports. Malaysia produces and packages about one-third of the world's semiconductors and benefits from the strong demand for electronics worldwide.

         Singapore. Singapore has become a high-income, highly industrialized country though rapid growth in its manufacturing sector due largely to significant foreign investment. Of particular importance is the electronics industry in which Singapore is the leading producer of disk drives. The financial and business services sector has also experienced recent growth, while the mining and agriculture sectors are of minimal importance. Oil refining and chemical industries have long been important and recently a significant pharmaceutical sector has emerged. Since 1987, annual growth has been high, ultimately reaching 10% in 1993 and 1994 and 9% in 1995. This sustained annual growth can be attributed to high investment and exports. Personal consumption growth has been low, which makes Singapore the highest saving country in the world.

         The government has followed an interventionist economic policy with respect to its individual industries. To instill faith in its interventionist policies, the government has sought to maintain economic stability. The taxes are relatively high, but rates are stable. Monetary policy has aimed at keeping inflation low by using the exchange rate as the main instrument. Labor market pressure has been controlled by setting limits on the percentage of foreign labor employed and applying a levy on employers of foreign labor. In addition, the government, recognizing that land use is a constraint on growth, has sought to make existing land use more efficient.

         The government directly holds stakes in individual companies across the board, from high-tech defense contractors to low-tech service businesses. The government also holds indirect stakes in firms through a number of agencies. Such government ownership interests may discourage the development of private firms due to fears that the government entities may be given certain advantages not available to private entities. Some privatization of state-owned businesses is ongoing, however, such as the telephone business and certain other utilities.

         As a small open economy, Singapore is particularly vulnerable to external shocks. The Asian crisis that crushed its neighbors caused the economy to shrink for two quarters in 1998. The economy has returned to growth since the first quarter of 1999, led by the manufacturing sector. In the second quarter of 1999, GDP growth accelerated to 6.7%. Although the recovery is becoming more broad-based, not every sector is doing well. Consumer confidence resumed quickly as the rate of retrenchment slowed substantially. External demand is recovering gradually but the investment sector is still shrinking. Weak demand for disk drives and Indonesia's political situation pose two big risks to the Singaporean economy.

         The 11-month deflation spiral ended in April. Since then, the CPI has risen moderately, averaging 0.4% for the three months through July. The import price index registered four straight months of growth from April to July.

         Singapore opts to control its exchange rate. This decision is based on the economy's openness. By controlling the exchange rate, it is easier to attain the objective of monetary policy -- price stability. The exchange rate policy was eased at the height of the crisis to cushion the economy from adverse shocks. This year, the trade-weighted exchange rate index (TWI) has returned to the pre-crisis level. The exchange rate band has also narrowed as the crisis has subsided. By ceding control of monetary aggregates, domestic interest rates are moving in line with foreign interest rates. The spread between the three-month interbank rate and the Federal Funds rate widened to about 8% at one stage; it has since returned to its historical level of around 3%.

         The Singapore government has historically been prudent in its fiscal policy, keeping fiscal expenditure below 20% of GDP. In response to the Asian crisis, the government announced two stimulus packages in 1998 -- a S$2 billion off-budget package and a S$10.5 billion cost-cutting package. The cost-cutting package has an impact on the current budget, raising government expenditure to 20.5% of GDP in fiscal year 1999 from 19.6% in fiscal year 1998.

         Singapore's competitive advantage is in producing electronics goods. Electronics goods account for about half of total manufacturing production and two-thirds of domestic exports. The external trade account is, therefore, highly sensitive to the global electronics cycle. Global electronics demand has revived due to Year 2000 computer adaptability issues. Electronics production rose 14% in the first quarter of 1999 and 23% in the second quarter of 1999. In July, it accelerated to 34%. However, strong electronics production failed to boost electronics exports. Exports of electronics goods rose a mere 1.4% in the second quarter of 1999. Although they accelerated to 13% in July, exports slowed again to 6.1% in August. Non-electronics goods, however, have become the main driver for Singapore's overall export growth. After enjoying 18 months of trade surplus, the external trade account reverted to a deficit for July and August.

         Taiwan. The Central Bank has maintained an eased monetary policy in recent times. This has not fueled inflation. The New Taiwan dollar has strengthened against the US dollar. The government has tightened controls on the foreign-exchange market. The budget deficit has eased.

         The government has revised its forecast for economic growth in 1999 to at least 5.5%. Private consumption indicators have remained weak. New domestic investment fell by 12.5% year on year in January-June 1999.

         The electronics sector has continued to perform strongly in 1999. Housing construction performance has been mixed. A delay in a national high-speed rail project has harmed construction companies.

         Consumer prices have remained subdued and wholesale prices have continued to fall through September 30, 1999. Unemployment rose to 2.9% in June 1999, owing both to weaker domestic demand and technological innovations that reduce the need for workers.

         Non-performing loan ratios have remained high. The government announced in May that all state banks would be privatized by 2002. Foreign banks have established themselves in areas such as derivatives. Foreigners were net buyers of Taiwan stocks, in the amount of NT$140bn (US$4.3bn) in January-June 1999. The government intervened in July to prop up the stock market after military threats from China caused a sharp fall in the TAIEX.

         Merchandise exports rose by 5.4% year-on-year in US dollar terms in January-July 1999. Merchandise imports have also started to revive. The merchandise trade surplus totalled US$6.7bn in the first seven months of 1999, nearly triple the level recorded in the same period in 1998. The current-account surplus rose to US$1.7bn in the second quarter of 1999. Merchandise trade with China has remained strong.


   Real GDP Annual Rate of Growth (annual % change)


               1993   1994   1995   1996   1997   1998
               ----   ----   ----   ----   ----   ----
Australia       3.8    5.0    4.4    4.0    3.9    5.1
Hong Kong       6.1    5.4    3.9    4.5    5.3   -5.1
Indonesia       7.3    7.5    8.2    8.0    4.8  -13.7
Japan           0.3    0.6    1.5    5.1    1.4   -2.8
Korea           5.5    8.3    8.9    6.8    5.0   -5.8
Malaysia        8.4    9.3    9.4    8.6    7.7   -6.7
Singapore      12.8   11.4    8.2    7.5    9.0    0.4
Taiwan          6.3    6.5    6.0    5.7    6.8    4.9
Thailand        8.5    8.6    8.8    5.5   -1.3   -9.4

   Source: World Economic Outlook, October 1999 (International Monetary Fund)

         Brazil. Brazil is Latin America's largest economy and the world's tenth largest. Manufacturing is the dominant industrial sector, generating 24% of GDP, followed by agriculture at 12%; services represent 55% of GDP. In the period from 1994 to 1998, annualized economic growth averaged 3.1%. Growth ended in mid-1998, as fears of contagion from Russia caused a sharp loss of liquidity through capital flight. The economy contracted 2.1% in the fourth quarter of 1998, bringing growth for the year to 0.1%. The economy fell 0.7% in the first half of 1999, following January's currency devaluation.

         The real stood at R$1.21/US$ at the end of 1998. Growing concerns over the sustainability of the real's crawling peg exchange rate resulted in the devaluation of the currency on January 13. By March 1, the currency had fallen to R$2.13/US$, but it then rallied to R$1.66/US$ in early May. Concerns about fiscal progress at home and general global concerns weakened the currency again, to near R$2/US$ by mid-August.

         Inflation tumbled from more than 2500% per annum in 1994 to 1.7% in 1998. The January 1999 currency devaluation caused inflation to surge to 3.6% in February, but it receded quickly thereafter.

         Despite tight control of monetary aggregates, real rates of interest have decreased, with lower foreign exchange risk and reduced risk of an inflation surge. Real rates of interest declined from 40% at the end of the first quarter of 1999 to roughly 15% by mid-August. Further, after several failed attempts, Congress passed fiscal adjustment measures in January-February 1999, after years of delay.

           Brazilian Real GDP Annual Rate of Growth (annual % change)

                                 1998     0.1
                                 1997     3.7
                                 1996     2.8
                                 1995     4.2
                                 1994     5.9
                                 1993     4.9

   Source: World Economic Outlook, October 1999 (International Monetary Fund)


         Canada. The Canadian economy has performed well in recent quarters, expanding at a 3.75% annualized pace in the first half of 1999. Growth in the first half of 1999 was evenly balanced between the domestic and net export sectors. Initial indicators suggest that the economy continued to expand in the 4% to 4.5% range in the second half of 1999, on average.

         Underlying inflation pressure remains benign in Canada. The "core" CPI inflation rate, which excludes food and energy prices, was 1.6% in August, at roughly the mid-point of the Bank of Canada's 1% to 3% target band for core inflation.

         The Bank of Canada's primary policy objective is to target core inflation, i.e. keep it to within a range of 1% to 3%. To achieve this goal, the authorities have traditionally relied on their estimates of potential output (and the output gap) to determine the inflation outlook. However, as the economy nears theoretical levels of full capacity, the Bank has announced that it will put increased emphasis on other measures of inflation and capacity pressures. Meanwhile, the weak Canadian dollar has remained below US 69(cent) (CAD 1.45).

         Canada's Federal budget was balanced in 1997 and is forecast to remain in balance for the next two years. Additionally, all ten provinces are expected to post balanced budgets by 2000. This may speed a decline in Canada's public sector debt-to-GDP ratio, which was 98% of GDP in 1997.

         Separation politics seems to be on hold as Quebeckers seem more concerned about employment growth and the provision of government services. One issue that continues to rise to the surface nationally is whether Canada should enter a currency union with the United States.

            Canadian Real GDP Annual Rate of Growth (annual % change)

                                 1998     3.1
                                 1997     4.0
                                 1996     1.7
                                 1995     2.8
                                 1994     4.7
                                 1993     2.3

   Source: World Economic Outlook, October 1999 (International Monetary Fund)

         Mexico. Mexico's economy is the second largest in Latin America. Post-NAFTA integration with the U.S. has been the engine for growth in the Mexican economy since the peso crisis of 1994-95. GDP growth was 7.0% in 1997 and 4.8% in 1998.

         Mexican inflation is sensitive to both monetary and exchange-rate policy. In 1998, higher-than-expected inflation of 18.6%, up from 15.7% in 1997, was generated by currency weakness, the decontrol of tortilla prices, and higher crop prices due to El Nino. Real wages fell sharply in the 1995 recession and had recovered only slightly by the end of the third quarter of 1999. The strength of the peso, weak demand, and an ongoing restrictive monetary policy have helped restrain inflation.

         The peso is a floating currency that was priced at M$9.4/US$ at the end of summer 1999. The peso ended 1998 at M$9.91/US$, down 23.0% for the year in nominal terms. The peso's history since the late-1994 devaluation is a mixture of periods of remarkable stability interwoven with episodes of sudden moves to either weaker or stronger levels. Further, since the 1994 devaluation, Mexico has assiduously adhered to tight monetary targets.

         Timely fiscal cuts and very strong oil prices have helped the government adhere to its 1.25% of GDP fiscal target for 1999. The cost of a bank support program boosts actual deficit spending by about 1% of GDP per annum, but the overall fiscal policy is prudent. The government reportedly is pushing for a 1% deficit in 2000 and for a real spending hike of 5%.

            Mexican Real GDP Annual Rate of Growth (annual % change)

                                1998       4.6
                                1997       7.0
                                1996       5.2
                                1995      -6.2
                                1994       4.4
                                1993       2.0

   Source: World Economic Outlook, October 1999 (International Monetary Fund)

         South Africa. The South African economy is recovering slowly. 1999 second-quarter GDP gained 0.4% from the first quarter of 1999, following a 0.2% rise in the first quarter of the year. In the first half of 1999, GDP grew 0.4% from the second half of last year, while final sales grew by 1.1%.

         Inflation in August declined to 3.2%. The decline, from almost 9% at the beginning of the year, is due mainly to the effect of a 6% decline in mortgage rates in 1999. Further, core inflation declined from 8.2% in July to 7.9% in August.

         Last year's state budget constituted 3.3% of GDP, compared with an original target of 3.5% of GDP. Furthermore, the publication of the first inter-governmental fiscal review revealed that the country's nine provinces managed to run a combined surplus of R 1.1 billion in fiscal 1998-1999, a significant improvement from the deficit of R 5.8 billion in the previous fiscal year, suggesting that fiscal austerity has extended beyond the central government.

         On September 23, 1999, commercial banks cut the prime rate by 1% to 15.5%. The cut followed an accelerated pace of cuts in the official repo rate. This accelerated pace is underscored by the economic data and the economy appears to be recovering.

         A rally in the price of gold, beginning with the second gold auction by the Bank of England, highlighted improved sentiment in the gold market and supported the rand. Finally, despite sharp interest rate cuts in recent months, bond-market performance has continued to be disappointing.

         South African Real GDP Annual Rate of Growth (annual % change)

                            1998       0.6
                            1997       2.5
                            1996       4.2
                            1995       3.1
                            1994       3.2
                            1993       1.2

   Source: World Economic Outlook, October 1999 (International Monetary Fund)


         The United States. The United States economy has grown consistently in the 1990s, while inflation has been kept to favorable levels in the last two years. Recently, GDP has grown in the U.S. at a rate of 3.9% in both 1997 and 1998, while inflation, measured by the Consumer Price Index, grew by 2.3% in 1997 and 1.5% in 1998.

         While corporate profits, after tax, grew substantially in 1997, at a rate of 7.5%, they slipped somewhat in 1998, to -2.2%, due mainly to the effects of the world-wide slowdown caused by Russia's default on bond payments in August 1998 and the Asian recession that hindered world markets generally in the second half of 1998.

         Meanwhile, U.S. economic expansion in the 1990s led to the first U.S. federal government surplus in decades: 0.8% of GDP in 1998. The federal budget deficit had already begun to show signs of turning in 1997, when it was reduced to -0.3%. The Federal Reserve's monetary policy continued to be favorable to economic expansion in recent years, as the Federal Funds Rate was 5.5% in 1997 and 4.75% in 1998. The Federal Reserve increased its lending rate slightly to 5.25% in September 1999 to ameliorate inflationary concerns, but the U.S. equity markets did not immediately slow as a result.

         U.S. bond markets were relatively flat. The 30-year Treasury Bond yield was 5.95% at the end of 1997 and 5.15% at the close of 1998, and increased somewhat by September 1999 to approximately 6.0%.


         United States Real GDP Annual Rate of Growth (annual % change)

                            1998       3.9
                            1997       3.9
                            1996       3.5
                            1995       2.3
                            1994       3.5
                            1993       2.3

   Source: World Economic Outlook, October 1999 (International Monetary Fund)


                                THE MSCI INDICES


         In General. The Indices were founded in 1969 by Capital International S.A. as the first international performance benchmarks constructed to facilitate accurate comparison of world markets. Morgan Stanley acquired rights to the Indices in 1986. In November 1998, Morgan Stanley transferred all rights to the MSCI Indices to Morgan Stanley Capital International Inc. ("MSCI"), a Delaware corporation of which MSDW is the majority owner. The MSCI Indices have covered the world's developed markets since 1969, and in 1988, MSCI commenced coverage of the emerging markets.


         Although local stock exchanges have traditionally calculated their own indices, these are generally not comparable with one another, due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI applies the same criteria and calculation methodology across all markets for all indices, developed and emerging.

         MSCI Indices are notable for the depth and breadth of their coverage. MSCI generally seeks to have 60% of the capitalization of a country's stock market reflected in the MSCI Index for such country. Thus, the MSCI Indices balance the inclusiveness of an "all share" index against the replicability of a "blue chip" index.


         Weighting. All single-country MSCI Indices are market capitalization weighted, i.e., companies are included in the indices at their full market value (total number of shares issued and paid up, multiplied by price). MSCI believes full market capitalization weighting is preferable to other weighting schemes for both theoretical and practical reasons.

         MSCI calculates two indices in some countries in order to address the issue of restrictions on foreign ownership in such countries. The additional indices are called "free" indices, and they exclude companies and share classes not purchasable by foreigners. Free indices are currently calculated for Brazil, China, Indonesia, Malaysia, Mexico, the Philippines, Singapore and Thailand, and for those regional and international indices which include such markets.

         Indonesia, Malaysia, Singapore and Thailand currently impose foreign ownership limits on domestic stock, and when the foreign ownership limit is reached, foreigners may only trade with other foreigners, frequently at a price that is higher than the price available to domestic investors. The Free Indices for such countries are designed to reflect the actual investment conditions for international investors by using the foreign prices for stocks where relevant. The Free Indices for Indonesia, Malaysia, Singapore and Thailand will use foreign prices only when a foreign ownership limit is reached on a constituent stock and a determination is made that there is sufficient long-term liquidity at the foreign price. To compensate for the distorting inflation of a company's weight that may occur as a result of using the higher foreign prices for its shares, a compensating factor called a Free Market Capitalization Factor ("FMCF") may be applied to the total number of shares of a "foreign priced" constituent stock in the respective Index. A FMCF is the approximate ratio of domestic price to foreign price and is applied in an effort to align the free market capitalization weight with the domestic market capitalization weight.

         Regional Weights. Market capitalization weighting, combined with a consistent target of 60% of market capitalization, helps ensure that each country's weight in regional and international indices approximates its weight in the total universe of developing and emerging markets. Maintaining consistent policy among MSCI developed and emerging market indices is also critical to the calculation of certain combined developed and emerging market indices published by MSCI.


         Selection Criteria


         The Universe of Securities. The constituents of a country index are selected from the full range of securities available in the market, excluding issues which are either small or highly illiquid. Non-domiciled companies and investment trusts are also excluded from consideration. After the index constituents are chosen, they are reclassified using MSCI's schema of 38 industries and 8 economic sectors in order to facilitate cross-country comparisons.

         The Optimization Process. The process of choosing index constituents from the universe of available securities is consistent among indices. Determining the constituents of an index is an optimization process which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles and minimizing cross-ownership. The optimization variables and their targets are:

      Market Coverage            Target 60% of market
      Industry Representation    Mirror the local market
      Liquidity                  Maximize
      Float                      Maximize
      Cross-Ownership            Avoid/Minimize
      Size                       Sample with size characteristics of universe

         Coverage. To reflect accurately country-wide performance as well as the performance of industry groups, MSCI aims to capture 60% of total market capitalization at both the country and industry level. To reflect local market performance, an index should contain a percentage of the market's overall capitalization sufficient to achieve a high level of tracking. The greater the coverage, however, the greater the risk of including securities which are illiquid or have restricted float. MSCI's 60% coverage target reflects a balance of these considerations.

         Industry Representation. Within the overall target of 60% market coverage, MSCI aims to capture 60% of the capitalization of each industry group, as defined by local practice. MSCI believes this target assures that the index reflects the industry characteristics of the overall market and permits the construction of accurate industry indices.

         MSCI may exceed the 60% of market capitalization target in the index for a particular country because, e.g., one or two large companies dominate an industry. Similarly, MSCI may underweight an industry in an index if, e.g., the companies in such industry lack good liquidity and float, or because of extensive cross-ownership.

         Liquidity. Liquidity is measured by trading value, as reported by the local exchanges. Trading value is monitored over time in order to determine "normal" levels exclusive of short-term peaks and troughs. A stock's liquidity is significant not only in absolute terms (i.e., a determination of the market's most actively traded stocks), but also relative to its market capitalization and to average liquidity for the country as a whole.

         Float. Float, or the percentage of shares freely tradeable, is one measure of potential short-term supply. Low float raises the risk of insufficient liquidity. MSCI monitors float for every security in its coverage, and low float may exclude a stock from consideration. However, float can be difficult to determine. In some markets good sources are generally not available. In other markets, information on smaller and less prominent issues can be subject to error and time lags. Government ownership and cross-ownership positions can change over time, and are not always made public. Float also tends to be defined differently depending on the source. MSCI seeks to maximize float. As with liquidity, float is an important determinant, but not a hard-and-fast screen for inclusion of a stock in, or exclusion of a stock from, a particular index.

         Cross-ownership. Cross-ownership occurs when one company has an ownership position in another. In situations where cross-ownership is substantial, including both companies in an index may skew industry weights, distort country-level valuations and over-represent buyable opportunities. An integral part of MSCI's country research is identifying cross-ownerships in order to avoid or minimize them. Cross-ownership cannot always be avoided, especially in markets where it is prevalent. When MSCI makes exceptions, it strives to select situations where the constituents operate in different economic sectors, or where the subsidiary company makes only a minor contribution to the parent company's results.

         Size. MSCI attempts to meet its 60% coverage target by including a representative sample of large, medium and small capitalization stocks, in order to capture the sometimes disparate performance of these sectors. In the emerging markets, the liquidity of smaller issues can be a constraint. At the same time, properly representing the lower capitalization end of the market risks overwhelming the index with names. Within these constraints, MSCI strives to include smaller capitalization stocks, provided they exhibit sufficient liquidity.


         Calculation Methodology. All MSCI Indices are calculated daily using Laspeyres' concept of a weighted arithmetic average together with the concept of "chain-linking," a classical method of calculating stock market indices. The Laspeyres method weights stocks in an index by their beginning-of-period market capitalization. Share prices are "swept clean" daily and adjusted for any rights issues, stock dividends or splits. Most MSCI Indices are currently calculated in local currency and in U.S. dollars, without dividends, with gross dividends reinvested and with net dividends reinvested. With the exception of the Mexico
(Free) WEBS Index Series (where the MSCI Mexico (Free) Index with gross dividends reinvested is utilized), the Company's WEBS Index Series utilize MSCI Indices calculated with net dividends reinvested. "Net dividends" means dividends after reduction for taxes withheld at source at the rate applicable to holders of the underlying stock that are resident in Luxembourg. With respect to the Australia, Austria and Germany WEBS Index Series, such withholding rate currently differs from that applicable to United States residents. So-called "un-franked" dividends from Australian companies are withheld at a 30% rate to Luxembourg residents and a 15% rate to the Australia WEBS Index Series (there is no difference in the treatment of "franked" dividends). Austrian companies impose a 15% dividend withholding on Luxembourg residents and an 11% rate on the Austria WEBS Index Series. German companies impose a 15% dividend withholding on Luxembourg residents and a 10% rate on the German WEBS Index Series. "Gross dividends" means dividends before reduction for taxes withheld at source.

         Dividend Treatment. In respect of developed markets, MSCI Indices with dividends reinvested constitute an estimate of total return arrived at by reinvesting one twelfth of the year end yield at every month end.


         In respect of emerging markets, MSCI has constructed its indices with dividends reinvested as follows:

         o In the period between the ex date and the date of dividend reinvestment, a dividend receivable is a component of the index return.
         o    Dividends are deemed received on the payment date.
         o To determine the payment date, a fixed time lag is assumed to exist between the ex date and the payment date. This time lag varies by country, and is determined in accordance with general practice within that market.
         o Reinvestment of dividends occurs at the end of the month in which the payment date falls.


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


         Price and Exchange Rates.


         Prices. Prices used to calculate the MSCI Indices are the official exchange closing prices. All prices are taken from the dominant exchange in each market. In countries where there are foreign ownership limits, MSCI uses the price quoted on the official exchange, regardless of whether the limit has been reached.

         Exchange Rates. MSCI uses WM/Reuters Closing Spot Rates for all developed and emerging markets except those in Latin America. The WM/Reuters Closing Spot Rates were established by a committee of investment managers and data providers, including MSCI, whose object was to standardize exchange rates used by the investment community. Exchange rates are taken daily at 4 p.m. London time by the WM Company and are sourced whenever possible from multi-contributor quotes on Reuters. Representative rates are selected for each currency based on a number of "snapshots" of the latest contributed quotations taken from the Reuters service at short intervals around 4 PM. WM/Reuters provides closing bid and offer rates. MSCI uses these to calculate the mid-point to 5 decimal places.

         MSCI continues to monitor exchange rates independently and may, under exceptional circumstances, elect to use an alternative exchange rate if the WM/Reuters rate is believed not to be representative for a given currency on a particular day. Because of the high volatility of currencies in some Latin American countries, MSCI continues to use its own timing and sources for these markets. The exchange rate for the MSCI Mexico (Free) Index is that prevailing as of 3:00 p.m. New York City time.


         Changes to the Indices. In changing the constituents of the indices, MSCI attempts to balance representativeness versus undue turnover. An index must represent the current state of an evolving marketplace, yet at the same time minimize turnover, which is costly as well as inconvenient for managers.


         There are two broad categories of changes to the MSCI Indices. The first consists of market-driven changes such as mergers, acquisitions, bankruptcies, etc. These are announced and implemented as they occur. The second category consists of structural changes to reflect the evolution of a market, for example due to changes in industry composition or regulations. In the emerging markets, index restructurings generally take place every one year to eighteen months. Structural changes may occur only on four dates throughout the year: the first business day of March, June, September and December. They are preannounced at least two weeks in advance.

         Additions. Restructuring an index involves a balancing of additions and deletions. To maintain continuity and minimize turnover, MSCI is reluctant to delete index constituents, and its approach to additions is correspondingly stringent. As markets grow because of privatizations, investor interest, or the relaxation of regulations, index additions (with or without corresponding deletions) may be needed to bring industry representations up to the 60% target. Companies are considered not only based on their broad industry, but also based on their sub-sector, in order to achieve, if possible, a broader range of economic activity. Beyond industry representativeness, new constituents are selected based on the criteria discussed above, i.e. float, liquidity, cross-ownership, etc.

         New Issues. In general, new issues are not eligible for immediate inclusion in the MSCI Indices because their liquidity remains unproven. Usually, new issues undergo a "seasoning" period of one year to eighteen months between index restructurings until a trading pattern and volume are established. After that time, they are eligible for inclusion, subject to the criteria discussed above (industry representation, float, cross-ownership, etc.).

         In the emerging markets, however, it is not uncommon that a large new issue, usually a privatization, comes to market and substantially changes the country's industry profile. In exceptional circumstances, where the issue's size, visibility and investor interest assure high liquidity, and where excluding it would distort the characteristics of the market, MSCI may decide to include it immediately in the indices.

         In other cases, MSCI may decide not to include a large new issue even in the normal process of restructuring, and in spite of its substantial size and liquidity.

         Deletions. MSCI's primary concern when considering deletions is the continuity of the indices. Of secondary concern are the turnover costs associated with deletions. The indices must represent the full investment cycle, including bear as well as bull markets. Out-of-favor stocks may exhibit declining price, market capitalization or liquidity, and yet continue to be good representatives of their industry.

         Companies may be deleted because they have diversified away from their industry classification, because the industry has evolved in a different direction from the company's thrust, or because a better industry representative exists (either a new issue or an existing company). In addition, in order not to exceed the 60% target coverage of industries and countries, adding new index companies may entail corresponding deletions. Usually such deletions take place within the same industry, but there are occasional exceptions.

         Each of the MSCI Indices utilized as the benchmark for a WEBS Index Series is calculated reflecting dividends reinvested. With the exception of the Mexico (Free) WEBS Index Series, the WEBS Index Series utilize MSCI Indices calculated with net dividends reinvested. MSCI refers to each of its Indices calculated reflecting net dividends reinvested as the "MSCI [relevant country] Index (with net dividends reinvested)."

                             INVESTMENT LIMITATIONS

         The Company has adopted the following investment restrictions as fundamental policies with respect to each WEBS Index Series. These restrictions cannot be changed with respect to a WEBS Index Series without the approval of the holders of a majority of such WEBS Index Series' outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a WEBS Index Series means the vote, at an annual or a special meeting of the security holders of the Company, of the lesser of (1) 67% or more of the voting securities of the WEBS Index Series present at such meeting, if the holders of more than 50% of the outstanding voting securities of such WEBS Index Series are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the WEBS Index Series. A WEBS Index Series may not:

          1.   Change its investment objective;

          2. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that a WEBS Index Series may lend its portfolio securities in an amount not to exceed 33% of the value of its total assets;

          3. Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 33% of the value of the WEBS Index Series' total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the WEBS Index Series will not purchase securities while borrowings in excess of 5% of the WEBS Index Series' total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings;

          4. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for currency transactions and futures contracts will not be deemed to be pledges of the WEBS Index Series' assets);

          5. Purchase a security (other than obligations of the United States Government, its agencies or instrumentalities) if as a result 25% or more of its total assets would be invested in a single issuer;

          6. Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but a WEBS Index Series may purchase and sell securities that are issued by companies that invest or deal in such assets;

          7. Act as an underwriter of securities of other issuers, except to the extent the WEBS Index Series may be deemed an underwriter in connection with the sale of securities in its portfolio;

          8. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that a WEBS Index Series may make margin deposits in connection with transactions in currencies, options, futures and options on futures;

          9.   Sell securities short; or

          10. Invest in commodities or commodity contracts, except that a WEBS Index Series may buy and sell currencies and forward contracts with respect thereto, and may transact in futures contracts on securities, stock indices and currencies and options on such futures contracts and make margin deposits in connection with such contracts.


         Industry concentration. With respect to the two most heavily weighted industries or groups of industries in its benchmark MSCI Index, a WEBS Index Series will invest in securities (consistent with its investment objective and other investment policies) so that the weighting of each such industry or group of industries in the WEBS Index Series does not diverge by more than 10% from the respective weighting of such industry or group of industries in its benchmark MSCI Index. An exception to this policy is that if investment in the stock of a single issuer would account for more than 25% of the WEBS Index Series, the WEBS Index Series will invest less than 25% of its net assets in such stock and will reallocate the excess to stock(s) in the same industry or group of industries, and/or to stock(s) in another industry or group of industries, in its benchmark MSCI Index. Each WEBS Index Series will evaluate these industry weightings at least weekly, and at the time of evaluation will adjust its portfolio composition to the extent necessary to maintain compliance with the above policy. A WEBS Index Series may not concentrate its investments except as discussed above. This policy is a fundamental investment policy and may not be changed without the approval of a majority of a WEBS Index Series' shareholders.

              As of November 19, 1999, as a result of this policy with respect to industry concentration, the following WEBS Index Series were concentrated (that is, invested 25% or more of the value of their assets) in the specified industries:

                    WEBS Index Series    Industry or Industries
                    ----------------------------------------------------
                    Austria              Banking
                    Canada               Electrical & Electronics
                    Germany              Telecommunications
                    Italy                Telecommunications
                    Singapore (Free)     Banking
                    Spain                Banking and Telecommunications
                    Switzerland          Health & Personal Care


         In addition to the investment restrictions adopted as fundamental policies as set forth above, each WEBS Index Series observes the following restrictions, which may be changed by the Board without a shareholder vote. A WEBS Index Series will not:

          1. Invest in the securities of a company for the purpose of exercising management or control, or in any event purchase and hold more than 10% of the securities of a single issuer, provided that the Company may vote the investment securities owned by each WEBS Index Series in accordance with its views; or

          2. Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the WEBS Index Series has valued the investment.

         For purposes of the percentage limitation on each WEBS Index Series' investments in illiquid securities, with respect to each WEBS Index Series, foreign equity securities, though not registered under the Securities Act of 1933 (the "Securities Act"), are not deemed illiquid if they are otherwise readily marketable. Such securities ordinarily are considered to be "readily marketable" if they are traded on an exchange or other organized market and are not legally restricted from sale by the WEBS Index Series. The Adviser monitors the liquidity of restricted securities in each WEBS Index Series' portfolio under the supervision of the Company's Board. In reaching liquidity decisions, the Adviser considers, inter alia, the following factors:

          1.   the frequency of trades and quotes for the security;
          2. the number of dealers wishing to purchase or sell the security and the number of other potential purchasers;
          3.   dealer undertakings to make a market in the security; and
          4. the nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

         If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.

                             MANAGEMENT OF THE FUND


         Directors and Officers of the Company. The Board has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by the Adviser and other service providers. The Board currently consists of five Directors. Nathan Most is an "interested" director, as defined in the 1940 Act, by reason of his position as President of the Company.


                                       Position with the Company        Principal Occupations
Name and Address                                                        During Past Five Years
-----------------------------------    -----------------------------    ---------------------------------------------
Nathan Most                            Director, President and          Consultant to various companies including the
P.O. Box 193                           Chairman of the Board            investment advisor; Senior Vice President
Burlingame, CA 94011-0193                                               (retired) (from 1992 to 1996) and Vice President
Age 84                                                                  (from 1980 to 1992) of the American Stock
                                                                        Exchange, Inc.; President and CEO (retired)
                                                                        (from 1982 to 1996) of AMEX Commodities
                                                                        Corporation.

John B. Carroll                        Director                         Vice President of Investment Management (since
Vice President, Investment                                              1984) of GTE Corporation; Advisory Board
Management                                                              member of Ibbotson Assoc. (since 1998); former
GTE Corporation                                                         Trustee and Member of the Executive Committee
One Stamford Forum                                                      (since 1991) of The Common Fund, a non-profit
Stamford, CT 06904                                                      organization; Member of the Investment
Age 62                                                                  Committee (since 1988) of the TWA Pilots
                                                                        Annuity Trust Fund; former Vice Chairman and
                                                                        Executive Committee Member (since 1992) of
                                                                        the Committee on Investment of Employee
                                                                        Benefit Assets of the Financial Executive
                                                                        Institute; and Member (since 1986) of the
                                                                        Pension Advisory Committee of the New York
                                                                        Stock Exchange.

Timothy A. Hultquist                   Director                         Advisory Director (since 1995 and Managing
Advisory Director                                                       Director (from 1985 to 1995) of Morgan Stanley
Morgan Stanley & Co.,                                                   & Co., Incorporated; Chairman (since 1994) and
Incorporated                                                            Trustee (since 1885) of the Board of Trustees of
1221 Avenue of the Americas                                             Macalester College; Treasurer and Trustee (since
30th Floor                                                              1995) of Russell Sage Foundation; Member
New York, NY 10020                                                      (since 1994) of Wilmer Eye Institute Advisory
                                                                        Counsel at John Hopkins University Hospital;
                                                                        President (since 1992) of the Hultquist
                                                                        Foundation; Chairman, Council of Board
                                                                        Chairmen of Independent Colleges.

                                       Position with the Company        Principal Occupations
Name and Address                                                        During Past Five Years
-----------------------------------    -----------------------------    ---------------------------------------------
Lloyd N. Morrisett                     Director                         President (retired) of The John and Mary R.
Children's Television                                                   Markle Foundation (from 1969 to 1998);
  Workshop                                                              Chairman (since 1970) of the Children's
One Lincoln Plaza, 4th Floor                                            Television Workshop; Chairman (since 1998)
New York, NY 10023                                                      and Director(since 1994) of Infonautics
Age 68                                                                  Corporation; Trustee (from 1973 to 1983, from
                                                                        1985 to 1995, and since 1996) of RAND;
                                                                        Director (since 1976) of Haskins Laboratories,
                                                                        Inc.; Director (1990-January, 1997) of the
                                                                        Multimedia Corporation; Director (since 1992)
                                                                        of Classroom, Inc.; Director (since 1995) of
                                                                        Smith College Center for the Study of Social and
                                                                        Political Change; Director (since 1998) of Public
                                                                        Agenda Foundation; Member of Board of
                                                                        Overseers (from 1995 to 1998) of Dartmouth
                                                                        School of Medicine; Member (since 1968) of the
                                                                        Council on Foreign Relations; and Member
                                                                        (since 1970) of the American Association for the
                                                                        Advancement of Science.

W. Allen Reed                          Director                         President and CEO and Director (since 1994) of
President                                                               General Motors Investment Management
General Motors Investment                                               Corporation; Vice President and Treasurer (from
Management Corp.                                                        1991 to 1994) of Hughes Electronics; President
767 Fifth Avenue                                                        (from 1984 to 1991) of Hughes Investment
New York, NY 10153                                                      Management Company; Director (from 1995 to
Age 51                                                                  1998) of Taubman Centers, Inc. (a real estate
                                                                        investment trust); Director (since 1992) of FLIR
                                                                        Systems (an imaging technology company);
                                                                        Director (since 1994) of General Motors
                                                                        Acceptance Corporation; Director (since 1994)
                                                                        of General Motors Insurance Corporation;
                                                                        Director (since 1995) of Equity Fund of Latin
                                                                        America; Director (since 1995) of the
                                                                        Commonwealth Equity Fund; Member (from
                                                                        1994 to 1998) of the Pension Managers Advisory
                                                                        Committee of the New York Stock Exchange;
                                                                        Member (since 1995) of the New York State
                                                                        Retirement System Advisory Board; Chairman
                                                                        (since 1995) of the Investment Advisory
                                                                        Committee of Howard Hughes Medical Institute.

Stephen M. Wynne                       Treasurer                        Chairman of PFPC Trustee & Custodial Services
Executive Vice President                                                Ltd. (since 1995); Executive Vice President and
PFPC Inc.                                                               Chief Accounting Officer (since 1993) and
400 Bellevue Parkway                                                    Senior Vice President and Chief Accounting
Wilmington, DE 19809                                                    Officer (from 1991 to 1993) of PFPC Inc.;
Age 43                                                                  Executive Vice President (from 1993 to 1995) of
                                                                        PFPC International.

R. Sheldon Johnson                     Secretary                        Managing Director, Global Equity
Managing Director                                                       Derivatives, Morgan Stanley & Co.
Morgan Stanley & Co. Incorporated                                       Incorporated (since 1988).
1585 Broadway
New York, NY 10036
Age 50

         Directors' Compensation. The table below sets forth the compensation paid to Directors and officers of the Company for the fiscal year ended August 31, 1999.


                                                        Pension or                                     Total
                                                        Retirement                                  Compensation
                                                     Benefits Accrued                              from Registrant
                                  Aggregate             as Part of          Estimated Annual        and Company
      Name of Person          Compensation from          Company              Benefits Upon        Complex Paid to
       and Position               Registrant             Expenses              Retirement            Directors
----------------------------  -----------------      ----------------       ----------------       ---------------

Nathan Most, Director,             $60,000                 None                   None                $60,000
President and Chairman of
the Board
John B. Carroll, Director          $40,000                 None                   None                $40,000
Timothy A. Hultquist,              $40,000                 None                   None                $40,000
Director
Lloyd N. Morrisett,                $40,000                 None                   None                $40,000
Director
W. Allen Reed, Director            $40,000                 None                   None                $40,000


         No officer is entitled to any compensation, and no officer or Director is entitled to any pension or retirement benefits, from the Company.

         The Company does not have information concerning the beneficial ownership of the WEBS held in the names of such DTC Participants.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         Although the WEBS Fund does not have information concerning the beneficial ownership of WEBS held in the names of DTC Participants, as of November 30, 1999, the name, address and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of a WEBS Index Series were as follows:



WEBS Index Series                  Name and Address                                    Percentage of Ownership
-----------------                  ----------------                                    -----------------------
Australia                          The Chase Manhattan Bank                                     55.38%
                                   One Chase Manhattan Plaza
                                   New York, NY  10081

                                   The Bank of New York                                         6.51%
                                   One Wall Street
                                   New York, NY  10286

                                   Bankers Trust                                                5.37%
                                   648 Grassmere Park Road
                                   Nashville, TN 37211


Austria                            Morgan Stanley & Co. Incorporated                            31.24%
                                   One Pierrepont Plaza
                                   Brooklyn, NY  11201

                                   The Bank of New York                                         18.61%
                                   One Wall Street
                                   New York, NY  10286

                                   Salomon Smith Barney Inc.                                    13.26%
                                   333 West 34th Street, 3rd Floor
                                   New York, NY  10001


WEBS Index Series                  Name and Address                                    Percentage of Ownership
-----------------                  ----------------                                    -----------------------
                                   PaineWebber Incorporated                                     5.49%
                                   1000 Harbor Blvd.
                                   Weehawken, NJ  07086

                                   National Financial Services Corporation                      5.06%
                                   1 World Financial Center, Tower A
                                   New York, NY  10281


Belgium                            The Bank of New York                                         22.63%
                                   One Wall Street
                                   New York, NY  10286

                                   Morgan Stanley & Co. Incorporated                            13.66%
                                   One Pierrepont Plaza
                                   Brooklyn, NY  11201

                                   PaineWebber Incorporated                                     7.47%
                                   1000 Harbor Blvd.
                                   Weehawken, NJ  07086

                                   Citibank, N.A.                                               6.99%
                                   1410 Westshore Blvd.
                                   Tampa, FL  33607

                                   Salomon Smith Barney Inc.                                    5.71%
                                   333 West 34th Street, 3rd Floor
                                   New York, NY  10001


Canada                             Charles Schwab & Co., Inc.                                   17.06%
                                   Newport Financial Center
                                   111 Pavonia Avenue East, 3rd Floor
                                   Jersey City, NJ  07310

                                   Prudential Securities Incorporated                           9.39%
                                   1 New York Plaza, 9th Floor
                                   New York, NY  10292

                                   Goldman, Sachs & Co.                                         8.37%
                                   1 New York Plaza
                                   New York, NY  10004

                                   Brown Bros. Harriman & Co.                                   7.34%
                                   59 Wall Street
                                   New York, NY  10005

                                   RBC Dominion Securities Inc. -- NSCC                         6.49%
                                   200 Bay Street, Royal Bank Plaza
                                   Toronto, Ontario
                                   Canada M5J 2W7

                                   Morgan Stanley & Co. Incorporated                            5.17%
                                   One Pierrepont Plaza
                                   Brooklyn, NY  11201


France                             Morgan Stanley & Co. Incorporated                            12.15%
                                   One Pierrepont Plaza


WEBS Index Series                  Name and Address                                    Percentage of Ownership
-----------------                  ----------------                                    -----------------------
                                   Brooklyn, NY  11201

                                   The Bank of New York                                         11.20%
                                   One Wall Street
                                   New York, NY  10286

                                   Wells Fargo Bank, N.A.                                       9.94%
                                   464 California Street
                                   San Francisco, CA  94104

                                   State Street Bank & Trust Company                            7.74%
                                   1776 Heritage Drive
                                   Quincy, MA  02171

                                   Brown Bros. Harriman & Co.                                   6.98%
                                   59 Wall Street
                                   New York, NY  10005

                                   Citibank, N.A.                                               6.88%
                                   1410 Westshore Blvd.
                                   Tampa, FL  33607


Germany                            Brown Bros. Harriman & Co.                                   8.45%
                                   59 Wall Street
                                   New York, NY  10005

                                   Wells Fargo Bank, N.A.                                       7.81%
                                   464 California Street
                                   San Francisco, CA  94104

                                   The Bank of New York                                         7.39%
                                   One Wall Street
                                   New York, NY  10286

                                   The Chase Manhattan Bank                                     7.04%
                                   One Chase Manhattan Plaza
                                   New York, NY  10081

                                   Morgan Stanley & Co. Incorporated                            5.88%
                                   One Pierrepont Plaza
                                   Brooklyn, NY  11201

                                   State Street Bank & Trust Company                            5.60%
                                   1776 Heritage Drive
                                   Quincy, MA  02171

                                   Citibank, N.A.                                               5.60%
                                   1410 Westshore Blvd.
                                   Tampa, FL  33607

                                   Bear, Stearns Securities Corp.                               5.45%
                                   One Metrotech Center North
                                   Brooklyn, NY 11201-3859


Hong Kong                          Salomon Smith Barney Inc.                                    11.11%
                                   333 West 34th Street, 3rd Floor
                                   New York, NY  10001


WEBS Index Series                  Name and Address                                    Percentage of Ownership
-----------------                  ----------------                                    -----------------------
                                   Morgan Stanley & Co. Incorporated                            7.77%
                                   One Pierrepont Plaza
                                   Brooklyn, NY  11201

                                   Merrill Lynch Pierce Fenner & Smith                          6.54%
                                   Safekeeping
                                   101 Hudson Street
                                   Jersey City, NJ  07302

                                   Charles Schwab & Co., Inc.                                   6.09%
                                   Newport Financial Center
                                   111 Pavonia Avenue East, 3rd Floor
                                   Jersey City, NJ  07310

                                   Brown Bros. Harriman & Co.                                   5.66%
                                   59 Wall Street
                                   New York, NY  10005

                                   Prudential Securities Incorporated                           5.34%
                                   1 New York Plaza, 9th Floor
                                   New York, NY  10292


Italy                              The Bank of New York                                         19.39%
                                   One Wall Street
                                   New York, NY  10286

                                   Brown Bros. Harriman & Co.                                   12.00%
                                   59 Wall Street
                                   New York, NY  10005

                                   Morgan Stanley & Co. Incorporated                            11.23%
                                   One Pierrepont Plaza
                                   Brooklyn, NY  11201

                                   Citibank, N.A.                                               9.11%
                                   1410 Westshore Blvd.
                                   Tampa, FL  33607

                                   Bear, Stearns Securities Corp.                               8.71%
                                   One Metrotech Center North
                                   Brooklyn, NY 11201-3859


Japan                              Morgan Stanley & Co. Incorporated                            11.28%
                                   One Pierrepont Plaza
                                   Brooklyn, NY  11201

                                   The Bank of New York                                         6.55%
                                   One Wall Street
                                   New York, NY  10286

                                   State Street Bank & Trust Company                            6.06%
                                   1776 Heritage Drive
                                   Quincy, MA  02171

                                   Citibank, N.A.                                               5.36%
                                   1410 Westshore Blvd.
                                   Tampa, FL  33607


WEBS Index Series                  Name and Address                                    Percentage of Ownership
-----------------                  ----------------                                    -----------------------
                                   Brown Bros. Harriman & Co.                                   5.14%
                                   59 Wall Street
                                   New York, NY  10005


Malaysia (Free)                    Boston Safe Deposit & Trust Co.                              12.66%
                                   One Cabot Road
                                   Medford, MA  02155

                                   Merrill Lynch Pierce Fenner & Smith                          10.02%
                                   Safekeeping
                                   101 Hudson Street
                                   Jersey City, NJ  07302

                                   Salomon Smith Barney Inc.                                    7.70%
                                   333 West 34th Street, 3rd Floor
                                   New York, NY  10001

                                   Morgan Stanley & Co. Incorporated                            5.53%
                                   One Pierrepont Plaza
                                   Brooklyn, NY  11201

                                   Charles Schwab & Co., Inc.                                   5.29%
                                   Newport Financial Center
                                   111 Pavonia Avenue East, 3rd Floor
                                   Jersey City, NJ  07310


Mexico (Free)                      Morgan Stanley & Co. Incorporated                            40.36%
                                   One Pierrepont Plaza
                                   Brooklyn, NY  11201

                                   The Bank of New York                                         7.29%
                                   One Wall Street
                                   New York, NY  10286


Netherlands                        Morgan Stanley & Co. Incorporated                            17.43%
                                   One Pierrepont Plaza
                                   Brooklyn, NY  11201

                                   The Bank of New York                                         15.59%
                                   One Wall Street
                                   New York, NY  10286

                                   Brown Bros. Harriman & Co.                                   9.20%
                                   59 Wall Street
                                   New York, NY  10005

                                   Citibank, N.A.                                               7.62%
                                   1410 Westshore Blvd.
                                   Tampa, FL  33607

                                   Prudential Securities Incorporated                           5.74%
                                   1 New York Plaza
                                   9th Floor
                                   New York, NY  10292


WEBS Index Series                  Name and Address                                    Percentage of Ownership
-----------------                  ----------------                                    -----------------------
Singapore (Free)                   Charles Schwab & Co., Inc.                                   8.82%
                                   Newport Financial Center
                                   111 Pavonia Avenue East, 3rd Floor
                                   Jersey City, NJ  07310

                                   Salomon Smith Barney Inc.                                    8.14%
                                   333 West 34th Street, 3rd Floor
                                   New York, NY  10001

                                   Merrill Lynch Pierce Fenner & Smith                          6.79%
                                   Safekeeping
                                   101 Hudson Street
                                   Jersey City, NJ  07302

                                   National Financial Services Corporation                      6.30%
                                   1 World Financial Center, Tower A
                                   New York, NY  10281

                                   Morgan Stanley & Co. Incorporated                            5.84%
                                   One Pierrepont Plaza
                                   Brooklyn, NY  11201


Spain                              The Bank of New York                                         19.94%
                                   One Wall Street
                                   New York, NY  10286

                                   Brown Bros. Harriman & Co.                                   14.33%
                                   59 Wall Street
                                   New York, NY  10005

                                   Morgan Stanley & Co. Incorporated                            10.42%
                                   One Pierrepont Plaza
                                   Brooklyn, NY  11201

                                   Prudential Securities Incorporated                           6.72%
                                   1 New York Plaza, 9th Floor
                                   New York, NY  10292

                                   Citibank, N.A.                                               6.05%
                                   1410 Westshore Blvd.
                                   Tampa, FL  33607


Sweden                             Morgan Stanley & Co. Incorporated                            18.75%
                                   One Pierrepont Plaza
                                   Brooklyn, NY  11201

                                   The Bank of New York                                         18.48%
                                   One Wall Street
                                   New York, NY  10286

                                   Brown Bros. Harriman & Co.                                   10.05%
                                   59 Wall Street
                                   New York, NY  10005

                                   Citibank, N.A.                                               8.95%
                                   1410 Westshore Blvd.
                                   Tampa, FL  33607


WEBS Index Series                  Name and Address                                    Percentage of Ownership
-----------------                  ----------------                                    -----------------------
                                   Merrill Lynch Pierce Fenner & Smith                          7.12%
                                   Safekeeping
                                   101 Hudson Street
                                   Jersey City, NJ  07302


Switzerland                        Brown Bros. Harriman & Co.                                   22.76%
                                   59 Wall Street
                                   New York, NY  10005

                                   Morgan Stanley & Co. Incorporated                            12.06%
                                   One Pierrepont Plaza
                                   Brooklyn, NY  11201

                                   Citibank, N.A.                                               10.83%
                                   1410 Westshore Blvd.
                                   Tampa, FL  33607

                                   State Street Bank & Trust Company                            6.25%
                                   1776 Heritage Drive
                                   Quincy, MA  02171

                                   The Bank of New York                                         6.02%
                                   One Wall Street
                                   New York, NY  10286


United Kingdom                     Morgan Stanley & Co. Incorporated                            11.44%
                                   One Pierrepont Plaza
                                   Brooklyn, NY  11201

                                   Brown Bros. Harriman & Co.                                   11.73%
                                   59 Wall Street
                                   New York, NY  10005

                                   The Bank of New York                                         9.29%
                                   One Wall Street
                                   New York, NY  10286

                                   State Street Bank & Trust Company                            8.55%
                                   1776 Heritage Drive
                                   Quincy, MA  02171

                                   Prudential Securities Incorporated                           6.29%
                                   1 New York Plaza, 9th Floor
                                   New York, NY  10292

                                   Citibank, N.A.                                               5.82%
                                   1410 Westshore Blvd.
                                   Tampa, FL  33607



   INVESTMENT ADVISORY, MANAGEMENT, ADMINISTRATIVE AND DISTRIBUTION SERVICES


         Investment Adviser. Barclays Global Fund Advisors (the "Adviser") acts as investment adviser to the Company and, subject to the supervision of the Board, is responsible for the investment management of each WEBS Index Series. The Adviser is a California corporation indirectly owned by Barclays Bank PLC, and is registered as an investment adviser under the Investment Advisers Act of 1940. As of August 31, 1998, the Adviser and its parent, Barclays Global Investors, N.A., manage, administer or advise assets aggregating in excess of $501 billion as of August 31, 1998.

         The Adviser serves as investment adviser to each WEBS Index Series pursuant to an Investment Management Agreement (the "Management Agreement") between the Company and the Adviser. Under the Management Agreement, the Adviser, subject to the supervision of the Company's Board and in conformity with the stated investment policies of each WEBS Index Series, manages the investment of each WEBS Index Series' assets. The Adviser may enter into subadvisory agreements with additional investment advisers to act as subadvisers with respect to particular WEBS Index Series. The Adviser will pay subadvisers, if any, out of the fees received by the Adviser. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each WEBS Index Series. For its investment management services to each WEBS Index Series, except those listed below, the Adviser is paid management fees equal to each WEBS Index Series' allocable portion of: .27% per annum of the aggregate net assets of the Series of the WEBS Fund, except those listed below, less than or equal to $1.7 billion, plus .15% per annum of the aggregate net assets of the Series of the WEBS Fund, except those listed below, between $1.7 billion and $7 billion, plus .12% per annum of the aggregate net assets of the Series of the WEBS Fund, except those listed below, between $7 billion and $10 billion, plus .08% per annum of the aggregate net assets of the Series of the WEBS Fund, except those listed below, in excess of $10 billion. For its investment management services to the Brazil (Free) WEBS Index Series, Korea WEBS Index Series, South Africa WEBS Index Series and Taiwan WEBS Index Series, the Adviser is paid management fees equal to each such WEBS Index Series's allocable portion of: 0.50% per annum per such WEBS Index Series on per Series assets less than or equal to $100 million, plus 0.28% per annum per WEBS Index Series on per Series assets between $100 million and $400 million, plus 0.22% per annum per WEBS Index Series on per Series assets between $400 million and $600 million, plus 0.15% per annum per WEBS Index Series on per Series assets greater than $600 million. The management fees are accrued daily and paid by the Company as soon as practical after the last day of each calendar quarter. The Adviser may from time to time reimburse expenses to one or more WEBS Index Series. The Company's management fees, like those paid by most index funds, are lower than those paid by many actively managed funds. One reason for the difference in fee levels is that passive management requires fewer investment, research and trading decisions, thereby justifying lower fees. Pursuant to the Management Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Company, and the Company has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties. The Management Agreement, with respect to all WEBS Index Series, is subject to annual approval by (1) the Company's Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Company, provided that in either event the continuance also is approved by a majority of the Company's Board who are not interested persons (as defined in the 1940 Act) of the Company by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement is terminable without penalty, on 60 days' notice, by the Company's Board or by vote of the holders of a majority (as defined in the 1940 Act) of the Company's outstanding voting securities. The Management Agreement is also terminable upon 60 days' notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         For the fiscal years ended August 31, 1997, 1998 and 1999, respectively, the Company paid fees to the Adviser for its advisory service as follows: Australia WEBS Index Series $49,326, $113,929 and $135,613; Austria WEBS Index Series $8,459, $17,769 and $27,123; Belgium WEBS Index Series $38,995, $80,997 and $44,906; Canada WEBS Index Series $59,093, $56,716 and
$33,205; France WEBS Index Series $35,574, $74,578 and $137,387; Germany WEBS Index Series $49,546, $118,054 and $219,901; Hong Kong WEBS Index Series $40,743, $124,506 and $197,467; Italy WEBS Index Series $78,513, $162,294 and
$186,292; Japan WEBS Index Series $318,796, $433,508 and $1,096,060; Malaysia
(Free) WEBS Index Series $44,814, $132,902 and $176,782; Mexico (Free) WEBS Index Series $26,482, $38,055 and $39,012; Netherlands WEBS Index Series $22,577, $44,756 and $68,016; Singapore (Free) WEBS Index Series $34,141,
$119,392 and $255,259; Spain WEBS Index Series $14,044, $53,561 and $92,868;
Sweden WEBS Index Series $15,088, $35,809 and $43,348; Switzerland WEBS Index Series $24,197, $64,666 and $93,758; and United Kingdom WEBS Index Series $57,283, $137,019 and $245,947.

         Administrator. PFPC Inc. (the "Administrator"), an indirect wholly owned subsidiary of PNC Bank Corp., acts as administration and accounting agent of the Company pursuant to an Administration and Accounting Services Agreement with the Company and is responsible for certain clerical, recordkeeping and bookkeeping services, except those to be performed by the Adviser, by Chase in its capacity as Custodian, or by PNC Bank, N.A. ("PNC") in its capacity as Transfer Agent. The Administrator has no role in determining the investment policies of the Company or which securities are to be purchased or sold by the Company. The principal business address of the Administrator is 400 Bellevue Parkway, Wilmington, DE 19809.


         For the administrative and fund accounting services the Administrator provides to the Company, PFPC is paid aggregate fees equal to each WEBS Index Series' allocable portion of: .22% per annum of the aggregate average daily net assets of the Company up to $1.5 billion; plus .15% per annum of the aggregate average daily net assets of the Company between $1.5 billion and $3 billion, plus .14% per annum of the aggregate average daily net assets of the Company between $3 billion and $5 billion, plus .13% per annum of the aggregate average daily net assets of the Company between $5 billion and $7.5 billion, plus .115% per annum of the aggregate average daily net assets of the Company between $7.5 billion and $10 billion, plus .10% per annum of the aggregate average daily net assets of the Company in excess of $10 billion. The Administrator pays Morgan Stanley & Co. Incorporated a fee of .05% of the average daily net assets of the Company for sub-administration services as described under "The Sub-Administrator" below. The Administrator may from time to time waive all or a portion of its fees or may reimburse expenses to one or more WEBS Index Series.

         Pursuant to the Administration and Accounting Services Agreement, the Administrator is liable for damages arising of its failure to perform its duties due to willful misfeasance, bad faith, gross negligence or reckless disregard of such duties. The Company will indemnify the Administrator for certain liabilities, including certain liabilities arising under federal securities laws, except for liabilities arising out of the Administrator's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.


         For the fiscal years ended August 31, 1997, 1998 and 1999, respectively, the Company paid fees to the Administrator for its administrative services as follows: Australia WEBS Index Series $31,057, $89,377 and $110,319; Austria WEBS Index Series $5,326, $14,128 and $22,059; Belgium WEBS Index Series $24,552, $63,121 and $36,546; Canada WEBS Index Series $37,207, $44,201 and
$27,026; France WEBS Index Series $22,398, $59,529 and $111,716; Germany WEBS Index Series $31,196, $94,141 and $178,860; Hong Kong WEBS Index Series $25,653, $98,932 and $160,647; Italy WEBS Index Series $49,434, $128,961 and $151,590;
Japan WEBS Index Series $200,723, $340,915 and $890,839; Malaysia (Free) WEBS Index Series $28,216, $106,617 and $143,744; Mexico (Free) WEBS Index Series $16,674, $29,580 and $31,717; Netherlands WEBS Index Series $14,215, $35,512 and
$55,318; Singapore (Free) WEBS Index Series $21,496, $95,590 and $207,640; Spain WEBS Index Series $8,842, $42,795 and $75,553; Sweden WEBS Index Series $9,500, $29,928 and $35,257; Switzerland WEBS Index Series $15,235, $51,205 and $76,274;
and United Kingdom WEBS Index Series $36,067, $108,935 and $200,033.


         Sub-Administrator. Morgan Stanley & Co. Incorporated provides certain sub-administrative services relating to the Company pursuant to a Sub-Administration Agreement and receives a fee from the Administrator equal to
 .05% of the Company's average daily net assets for providing such services. Morgan Stanley & Co. Incorporated may from time to time reimburse expenses to one or more WEBS Index Series. Morgan Stanley & Co. Incorporated, as Sub-Administrator, has no role in determining the investment policies of the Company or which securities are to be purchased or sold by the Company. The principal business address of Morgan Stanley & Co. Incorporated is 1585 Broadway, New York, New York, 10036.

         For the period from the commencement of the sub-administration arrangements on October 29, 1997 to August 31, 1998 and the fiscal year ended August 31, 1999, the Administrator paid sub-administration fees to a prior sub-administrator (a former affiliate of the Sub-Administrator) for its services as follows: Australia WEBS Index Series - $17,644 and $25,114; Austria WEBS Index Series - $2,940 and $5,023; Belgium WEBS Index Series - $12,122 and $8,316; Canada WEBS Index Series - $8,491 and $6,149; France WEBS Index Series - $12,573 and $25,442; Germany WEBS Index Series - $19,811 and $40,722; Hong Kong WEBS Index Series - $20,539 and $36,568; Italy WEBS Index Series - $26,776 and $34,499; Japan WEBS Index Series - $67,965 and $202,974; Malaysia (Free) WEBS Index Series - $22,936 and $32,737; Mexico (Free) WEBS Index Series - $5,620 and $7,224; Netherlands WEBS Index Series - $7,332 and $12,596; Singapore (Free) WEBS Index Series - $20,417 and

$47,270; Spain WEBS Index Series - $9,072 and $17,198; Sweden WEBS Index Series
- $5,789 and $8,027; Switzerland WEBS Index Series - $10,490 and $17,363; and United Kingdom WEBS Index Series - $22,664 and $45,546.

         Distributor. Funds Distributor, Inc. (the "Distributor") is the principal underwriter and distributor of WEBS. Its address is 60 State Street, Suite 1300, Boston, MA 02109, and investor information can be obtained by calling 1-800-810-WEBS(9327). The Distributor has entered into an agreement with the Company which will continue for two years from its effective date, and which is renewable annually thereafter (the "Distribution Agreement"), pursuant to which it distributes Company shares. WEBS will be continuously offered for sale by the Company through the Distributor only in Creation Units, as described below under "Purchase and Issuance of WEBS in Creation Units." WEBS in less than Creation Units are not distributed by the Distributor. The Distributor also acts as agent for the Company. The Distributor will deliver a prospectus to persons purchasing WEBS in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the National Association of Securities Dealers, Inc. Funds Distributor, Inc., as Distributor, has no role in determining the investment policies of the Company or which securities are to be purchased or sold by the Company.


         To compensate the Distributor for the distribution-related services it provides, and broker-dealers authorized by the Distributor for distribution services they provide, the Company has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Company's Plan, for each WEBS Index Series the Distributor is entitled to receive a distribution fee, accrued daily and paid monthly, calculated with respect to each WEBS Index Series at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed .25% of the average daily net assets of such WEBS Index Series. The Board of Directors has determined to limit the annual fee payable under the Rule 12b-1 Plan with respect to each WEBS Index Series so as not to exceed .20% of the average daily net assets of each WEBS Index Series until further notice. From time to time the Distributor may waive all or a portion of these fees.

         The Plan is designed to enable the Distributor to be compensated by the Company for distribution services provided by it with respect to each WEBS Index Series. Payments under the Plan are not tied exclusively to the distribution expenses actually incurred by the Distributor. The Board, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan ("Independent Directors"), evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in doing so consider all relevant factors, including expenses borne by the Distributor in the current year and in prior years and amounts received under the Plan.

         Under its terms, the Plan remains in effect from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the Independent Directors. The Plan may not be amended to increase materially the amount to be spent for the services provided by the Distributor without approval by the shareholders of the WEBS Index Series to which the Plan applies, and all material amendments of the Plan also require Board approval. The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors, or, with respect to any WEBS Index Series, by a vote of a majority of the outstanding voting securities of such WEBS Index Series (as such vote is defined in the 1940 Act). If a Plan is terminated (or not renewed) with respect to any one or more WEBS Index Series, it may continue in effect with respect to any WEBS Index Series as to which it has not been terminated (or has been renewed). Pursuant to the Distribution Agreement, the Distributor will provide the Board periodic reports of any amounts expended under the Plan and the purpose for which such expenditures were made.

         The Distributor may also enter into sales and investor services agreements with broker-dealers or other persons that are DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Under the terms of each sales and investor services agreement, the Distributor will pay such broker-dealers or other persons, out of Rule 12b-1 fees received from the WEBS Index Series, at the annual rate of .08 of 1% of the average daily net asset value of WEBS held through DTC for the account of such DTC Participant.

         For the fiscal years ended August 31, 1997, 1998 and 1999, respectively, the Distributor received the following amounts pursuant to the Plan with respect to each WEBS Index Series: Australia WEBS Index Series, $45,672, $87,845 and $100,454; Austria WEBS Index Series, $7,833, $13,513 and
$20,091; Belgium WEBS Index Series, $36,106, $62,876 and $33,264; Canada WEBS Index Series, $54,716, $44,024 and $24,597; France WEBS Index Series, $32,938, $56,481 and $101,768; Germany WEBS Index Series, $45,876, $89,498 and $162,890;
Hong Kong WEBS Index Series, $37,724, $94,745 and $146,272; Italy WEBS Index Series, $72,698, $123,496 and $137,994; Japan WEBS Index Series, $295,181,
$333,432 and $811,896; Malaysia (Free) WEBS Index Series, $41,495, $100,121 and
$130,950; Mexico (Free) WEBS Index Series, $24,521, $29,617 and $28,898;
Netherlands WEBS Index Series, $20,904, $34,109 and $50,383; Singapore (Free) WEBS Index Series, $31,612, $90,132 and $189,081; Spain WEBS Index Series, $13,003, $40,521 and $68,791; Sweden WEBS Index Series, $13,971, $25,775 and
$32,110; Switzerland WEBS Index Series, $22,405, $49,386 and $69,451; and United Kingdom WEBS Index Series, $53,040, $104,206 and $182,183.

         In the aggregate, the Distributor received $849,695, $1,379,777 and $2,291,073 for the fiscal years ended August 31, 1997, 1998 and 1999, respectively, from the WEBS Index Series pursuant to the Plan, retaining $67,976, $133,964 and $229,107, respectively, and paying out the remainder to unaffiliated third parties. The retained amounts represent .02%, respectively, of the average daily net assets of the WEBS Index Series, which the Distributor receives for monitoring the purchase and redemption of Creation Units, as described below under the "Purchase and Issuance of WEBS in Creation Units" and "Redemption of WEBS in Creation Units." During the fiscal years ended August 31, 1997, 1998 and 1999, the Distributor paid $494,970, $885,446 and $1,553,929;
$342,394, $248,720 and $347,662; and $35,841, $111,647 and $160,375,
respectively, for (1) postage and other expenses of distributing prospectuses, statements of additional information and other marketing materials, (2) advertising-related expenses and (3) compensation to broker-dealers for distribution assistance, respectively, which amounts were allocated to payments made under the Plan by each WEBS Index Series based on its average daily net assets for the period.


         The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Directors who are not interested persons of the Company (as defined under the 1940 Act) or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the relevant WEBS Index Series, on at least 60 days' written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).


         Custodian and Lending Agent. Chase serves as the Custodian for the cash and portfolio securities of each WEBS Index Series pursuant to a Custodian Agreement between Chase and the Company and as Lending Agent for each WEBS Index Series. As Lending Agent, Chase causes the delivery of loaned securities from the Company to borrowers, arranges for the return of loaned securities to the Company at the termination of the loans, requests deposit of collateral, monitors daily the value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program. Chase may from time to time reimburse expenses to one or more WEBS Index Series. Chase, as Custodian and Lending Agent, has no role in determining the investment policies of the Company or which securities are to be purchased or sold by the Company. The principal business address of Chase is One Pierrepont Plaza, Brooklyn, New York, 11201.

         For its custody services to each WEBS Index Series, Chase will be paid per annum fees based on the aggregate net assets of the WEBS Index Series as follows: Australia WEBS Index Series (0.07%); Austria WEBS Index Series (0.09%); Belgium WEBS Index Series (0.09%); Brazil (Free) WEBS Index Series (0.35%); Canada WEBS Index Series (0.05%); EMU WEBS Index Series (0.09%); France WEBS Index Series (0.09%); Germany WEBS Index Series (0.08%); Hong Kong WEBS Index Series (0.10%); Italy WEBS Index Series (0.08%); Japan WEBS Index Series (.055%); Korea WEBS Index Series (0.20%); Malaysia (Free) WEBS Index Series (0.10%); Mexico (Free) WEBS Index Series (0.15%); Netherlands WEBS Index Series (0.09%); Singapore (Free) WEBS Index Series (0.09%); South Africa WEBS Index Series (0.15%); Spain WEBS Index Series (0.09%); Sweden WEBS Index Series (0.09%); Switzerland WEBS Index Series (0.09%); Taiwan WEBS Index Series (0.35%); United Kingdom WEBS Index Series (0.05%); and USA WEBS Index Series (0.01%). As remuneration for its services in connection with lending portfolio securities of the WEBS Index Series, Chase is paid by the Company, in respect of each WEBS Index Series, 40% of the net investment income earned on the collateral for securities loaned.

         Transfer Agent. PNC (the "Transfer Agent"), an indirect wholly owned subsidiary of PNC Bank Corp., provides transfer agency services pursuant to an agreement with the Company. The Transfer Agent has no role in determining the investment policies of the Company or which securities are to be purchased or sold by the Company. The principal business address of the Transfer Agent is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19110.


                              BROKERAGE ALLOCATION

         When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Company will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. Since the investment objective of each WEBS Index Series is investment performance that corresponds to that of an index, the Adviser does not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party.

         Subject to allocating brokerage to receive a favorable price and prompt execution, the Adviser may select brokers who are willing to provide payments to third party service suppliers to a WEBS Index Series, to reduce expenses of the WEBS Index Series.

         The Adviser assumes general supervision over placing orders on behalf of the Company for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Company and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser, taking into account the sizes of such other investment companies and clients and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Company is concerned. However, in other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Company. The primary consideration is prompt execution of orders at the most favorable net price. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each WEBS Index Series is expected to be under 50%. See "Implementation of Policies" in the Prospectus. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.


                     ADDITIONAL INFORMATION CONCERNING WEBS


         Capital Stock. The Company currently is comprised of twenty-eight series of shares of common stock, par value $.001 per share, referred to herein as WEBS: the Australia WEBS Index Series, the Austria WEBS Index Series, the Belgium WEBS Index Series, the Brazil (Free) WEBS Index Series, the Canada WEBS Index Series, the EMU WEBS Index Series, the France WEBS Index Series, the Germany WEBS Index Series, the Greece WEBS Index Series, the Hong Kong WEBS Index Series, the Indonesia (Free) WEBS Index Series, the Italy WEBS Index Series, the Japan WEBS Index Series, the Korea WEBS Index Series, the Malaysia
(Free) WEBS Index Series, the Mexico (Free) WEBS Index Series, the Netherlands WEBS Index Series, the Portugal WEBS Index Series, the Singapore (Free) WEBS Index Series, the South Africa WEBS Index Series, the Spain WEBS Index Series, the Sweden WEBS Index Series, the Switzerland WEBS Index Series, the Taiwan WEBS Index Series, the Thailand (Free) WEBS Index Series, the Turkey WEBS Index Series, the United Kingdom WEBS Index Series and the USA WEBS Index Series. Each WEBS Index Series has been issued a separate class of capital stock. The Board may designate additional series of common stock and classify shares of a particular series into one or more classes of that series. The Articles of Incorporation provide that the shares of each series of common stock of the Company are redeemable, at net asset value, at the option of the Company, in whole or any part, on such terms as the Board of Directors may by resolution approve, without the consent of the holders thereof.


         Each WEBS issued by the Company has a pro rata interest in the assets of the corresponding WEBS Index Series. The Company is currently authorized to issue 10.9 billion shares of common stock. The following number of


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

shares is currently authorized for each WEBS Index Series: the Australia WEBS Index Series, 127.8 million shares; the Austria WEBS Index Series, 19.8 million shares; the Belgium WEBS Index Series, 136.2 million shares; the Brazil (Free) WEBS Index Series, 500 million shares; the Canada WEBS Index Series, 340.2 million shares; the EMU WEBS Index Series, 500 million shares; the France WEBS Index Series, 340.2 million shares; the Germany WEBS Index Series, 382.2 million shares; the Greece WEBS Index Series, 200 million shares; the Hong Kong WEBS Index Series, 191.4 million shares; the Indonesia (Free) WEBS Index Series, 200 million shares; the Italy WEBS Index Series, 63.6 million shares; the Japan WEBS Index Series, 2,124.6 million shares; the Korea WEBS Index Series, 200 million shares; the Malaysia (Free) WEBS Index Series, 127.8 million shares; the Mexico
(Free) WEBS Index Series, 255 million shares; the Netherlands WEBS Index Series, 255 million shares; the Portugal WEBS Index Series, 200 million shares; the Singapore (Free) WEBS Index Series, 191.4 million shares; the South Africa WEBS Index Series, 200 million shares; the Spain WEBS Index Series, 127.8 million shares; the Sweden WEBS Index Series, 63.6 million shares; the Switzerland WEBS Index Series, 318.625 million shares; the Taiwan WEBS Index Series, 200 million shares; the Thailand (Free) WEBS Index Series, 200 million shares; the Turkey WEBS Index Series, 200 million shares; the United Kingdom WEBS Index Series,
943.2 million shares; and the USA WEBS Index Series, 500 million shares. Fractional shares will not be issued. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant WEBS Index Series, and in the net distributable assets of such WEBS Index Series on liquidation. Shareholders are entitled to require the Company to redeem Creation Units of their shares. The Articles of Incorporation confers upon the Board of Directors the power, by resolution, to alter the number of shares constituting a Creation Unit or to specify that shares of common stock of the Company may be individually redeemable.

         Each WEBS has one vote with respect to matters upon which a stockholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and the Maryland General Corporation Law; stockholders have no cumulative voting rights with respect to their shares. Shares of all series vote together as a single class except that if the matter being voted on affects only a particular WEBS Index Series it will be voted on only by that WEBS Index Series and if a matter affects a particular WEBS Index Series differently from other WEBS Index Series, that WEBS Index Series will vote separately on such matter. Under Maryland law, the Company is not required to hold an annual meeting of stockholders unless required to do so under the 1940 Act. The policy of the Company is not to hold an annual meeting of stockholders unless required to do so under the 1940 Act. All shares of the Company (regardless of WEBS Index Series) have noncumulative voting rights for the election of Directors. Under Maryland law, Directors of the Company may be removed by vote of the stockholders.

         The Company issues through the Authorized Participants to its stockholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors approved by the Company's Directors and by the stockholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Company's distributions.

         Stockholder inquiries may be made by writing to the Company, c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809.


         Book Entry Only System. DTC acts as securities depositary for the WEBS. WEBS of each WEBS Index Series are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for WEBS.


         DTC has advised the Company as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, Inc., the AMEX and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants"). DTC agrees with and represents to its Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law.

         Beneficial ownership of WEBS is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in WEBS (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of WEBS. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in WEBS.

         Beneficial Owners of WEBS are not entitled to have WEBS registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of WEBS. The Company understands that under existing industry practice, in the event the Company requests any action of holders of WEBS, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding WEBS, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. As described above, the Company recognizes DTC or its nominee as the owner of all WEBS for all purposes. Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Company and DTC, DTC is required to make available to the Company upon request and for a fee to be charged to the Company a listing of the WEBS holdings of each DTC Participant. The Company shall inquire of each such DTC Participant as to the number of Beneficial Owners holding WEBS, directly or indirectly, through such DTC Participant. The Company shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Company shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

         WEBS distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all WEBS. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in WEBS as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of WEBS held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants. The Company has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such WEBS, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

         DTC may determine to discontinue providing its service with respect to WEBS at any time by giving reasonable notice to the Company and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Company shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of WEBS, unless the Company makes other arrangements with respect thereto satisfactory to the AMEX (or such other exchange on which WEBS may be listed).

                         PURCHASE AND REDEMPTION OF WEBS


         Creation Units. The Company issues and redeems WEBS of each WEBS Index Series only in aggregations of WEBS specified for each WEBS Index Series. The following table sets forth the number of WEBS of a WEBS Index Series that constitute a Creation Unit for such WEBS Index Series and the value of such Creation Unit at Decemebr 6, 1999:


                                                        Value Per
                                       WEBS Per         Creation
                WEBS Index Series   Creation Unit     Unit ($U.S.)
           -------------------------------------------------------
            Australia                 200,000          $2,106,166
            Austria                   100,000          $  841,191
            Belgium                    40,000          $  629,622
            Brazil (Free)              50,000          $  995,184
            Canada                    100,000          $1,543,702
            EMU                       200,000          $  991,188
            France                    200,000          $5,242,787
            Germany                   300,000          $7,062,349
            Hong Kong                  75,000          $1,060,736
            Italy                     150,000          $3,431,160
            Japan                     600,000          $9,107,245
            Korea                      50,000          $1,011,072
            Malaysia (Free)            75,000          $  402,715
            Mexico (Free)             100,000          $1,639,416
            Netherlands                50,000          $1,180,191
            Singapore (Free)          100,000          $  858,630
            South Africa               50,000          $1,000,804
            Spain                      75,000          $2,106,635
            Sweden                     75,000          $2,106,971
            Switzerland               125,000          $1,995,106
            Taiwan                     50,000          $  997,766
            United Kingdom            200,000          $4,231,095
            USA                       500,000          $5,010,500


         See "Purchase and Issuance of WEBS in Creation Units" and "Redemption of WEBS in Creation Units" below. The Board of Directors of the Company reserves the right to declare a split or a consolidation in the number of WEBS outstanding of any WEBS Index Series of the Company, and to make a corresponding change in the number of WEBS constituting a Creation Unit, in the event that the per WEBS price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.


         Purchase and Issuance of WEBS in Creation Units.


         General. The Company issues and sells WEBS only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their net asset value next determined after receipt, on any Business Day (as defined herein), of an order in proper form.

         A "Business Day" with respect to each WEBS Index Series is any day on which (i) the New York Stock Exchange ("NYSE") and (ii) the stock exchange(s) and Company subcustodian(s) relevant to such WEBS Index Series are open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The stock exchange and/or subcustodian holidays relevant to each WEBS Index Series are set forth in Appendix B to this Statement of Additional Information.

         Portfolio Deposit. The consideration for purchase of a Creation Unit of WEBS of a WEBS Index Series (except for the Brazil (Free), Korea and Taiwan WEBS Index Series which are currently offered in their WEBS Creation Units solely for cash) generally consists of the in-kind deposit of a designated portfolio of equity securities (the "Deposit Securities") constituting an optimized representation of the WEBS Index Series' benchmark foreign securities index and an amount of cash computed as described below (the "Cash Component"). Together, the Deposit Securities and the Cash Component constitute the "Portfolio Deposit," which represents the minimum initial and subsequent investment amount for shares of any WEBS Index Series of the Company. The Cash Component is an amount equal to the Dividend Equivalent Payment (as defined below), plus or minus, as the case may be, a Balancing Amount (as defined below). The "Dividend Equivalent Payment" enables the Company to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the Portfolio Securities with ex-dividend dates within the accumulation period for such distribution (the "Accumulation Period"), net of expenses and liabilities for such period, as if all of the Portfolio Securities had been held by the Company for the entire Accumulation Period. The "Balancing Amount" is an amount equal to the difference between (x) the net asset value (per Creation Unit) of the WEBS Index Series and
(y) the sum of (i) the Dividend Equivalent Payment and (ii) the market value (per Creation Unit) of the securities deposited with the Company (the sum of (i) and (ii) is referred to as the "Deposit Amount"). The Balancing Amount serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Amount.

         The Adviser makes available through the Distributor on each Business Day, immediately prior to the opening of business on the AMEX (currently 9:30 a.m., New York time), the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each WEBS Index Series. Such Portfolio Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of WEBS of a given WEBS Index Series until such time as the next-announced Portfolio Deposit composition is made available.

         The identity and number of shares of the Deposit Securities required for a Portfolio Deposit for each WEBS Index Series changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the WEBS Index Series. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the relevant securities index. In addition, the Company reserves the right to permit or require the substitution of an amount of cash (i.e., a "cash in lieu" amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other similar reasons. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the subject index being tracked by the relevant WEBS Index Series, or resulting from stock splits and other corporate actions.

         In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, the Distributor also makes available (i) on each Business Day, the Dividend Equivalent Payment effective through and including the previous Business Day, per outstanding WEBS of each WEBS Index Series, and (ii) on a continuous basis throughout the day, the sum of the Dividend Equivalent Payment effective through and including the close of the previous trading session in the relevant foreign market, plus the current value of the requisite Deposit Securities as in effect on such day.

         Role of The Authorized Participant. Creation Units of WEBS may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Company and the Distributor ("Authorized Participant"). Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of WEBS an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units of WEBS may have to be placed by the investor's broker through an

Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Company does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants that have international capabilities. A list of the current Authorized Participants may be obtained from the Distributor.

         Purchase Order. To initiate an order for a Creation Unit of WEBS, the Authorized Participant must give notice to the Distributor of its intent to submit an order to purchase WEBS after 9:00 a.m. but not later than 4:00 p.m., New York time on the relevant Business Day. The Distributor shall cause the Adviser and the Custodian to be informed of such advice. The Custodian will then provide such information to the appropriate subcustodian. For each WEBS Index Series, the Custodian shall cause the subcustodian of the WEBS Index Series to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Portfolio Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Company.

         Deposit Securities must be delivered to an account maintained at the applicable local subcustodian.

         Following the notice of intention, an irrevocable order to purchase Creation Units, in the form required by the Company, must be received by the Distributor from an Authorized Participant on its own or another investor's behalf by the closing time of the regular trading session on the AMEX (currently 4:00 p.m., New York time) on the relevant Business Day. (The required form of an order to purchase is available on request from the Distributor.) Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day. Orders must be transmitted by the Authorized Participant to the Distributor by facsimile or electronic transmission as provided in the Authorized Participant Agreement.

         The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Company, immediately available or same day funds estimated by the Company to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit of WEBS. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the AMEX.

         Investors should be aware that an Authorized Participant may require orders for purchases of WEBS placed with it to be in the form required by the individual Authorized Participant, which form will not be the same as the form of purchase order specified by the Company, which the Authorized Participant must deliver to the Distributor.

         Acceptance of Purchase Order. Subject to the conditions that (i) a properly completed irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) not later than the closing time of the regular trading session on the AMEX, and (ii) arrangements satisfactory to the Company are in place for payment of the Cash Component and any other cash amounts which may be due, the Company will accept the order, subject to its right (and the right of the Distributor and the Adviser) to reject any order until acceptance.

         Once the Company has accepted an order, upon next determination of the net asset value of the shares, the Company will confirm the issuance, against receipt of payment, of a Creation Unit of WEBS of the WEBS Index Series at such net asset value. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

         The Company reserves the absolute right to reject a purchase order transmitted to it by the Distributor in respect of any WEBS Index Series if (a) the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any WEBS Index Series;
(b) the Deposit Securities delivered are not as specified by the Adviser, as described above; (c) acceptance of the Deposit Securities would have certain adverse tax consequences to the WEBS Index Series; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Company or the Adviser, have an adverse effect on the Company or the rights of beneficial owners; or (f) in the event that circumstances outside the control of the Company, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. The Company shall notify a prospective purchaser of its rejection of the order of such person. The Company and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall either of them incur any liability for the failure to give any such notification.

         Issuance of a Creation Unit. Except as provided herein, a Creation Unit of WEBS of a WEBS Index Series will not be issued until the transfer of good title to the Company of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required securities included in the Portfolio Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian, the Custodian shall notify the Distributor and the Adviser, and the Company will issue and cause the delivery of the Creation Unit of WEBS.

         To the extent contemplated by an Authorized Participant's agreement with the Company, the Company will issue Creation Units of WEBS to such Authorized Participant notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral consisting of cash or Short-Term Investments having a value at least equal to such amount as required by the Company in accordance with its then-effective procedures, provided that such amount shall be no less than 125% of the value of the missing Deposit Securities. Information concerning the Company's current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Authorized Participant Agreement will permit the Company to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Company of purchasing such securities and the value of the collateral.

         All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Company, and the Company's determination shall be final and binding.

         Cash Purchase Method. Although the Company does not ordinarily permit cash purchases of Creation Units, when cash purchases of Creation Units of WEBS are available or specified for a WEBS Index Series (Creation Units of the Brazil
(Free), Korea and Taiwan WEBS Index Series are currently offered only for cash), they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Company's brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities. The transaction fees for in-kind and cash purchases of Creation Units of WEBS are described below.

         Purchase Transaction Fee. A purchase transaction fee payable to the Company is imposed to compensate the Company for the transfer and other transaction costs of a WEBS Index Series associated with the issuance of Creation Units of WEBS. Purchasers of Creation Units of WEBS for cash are required to pay an additional variable charge to compensate the relevant WEBS Index Series for brokerage and market impact expenses. Where the Company permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the "cash in lieu" portion of its investment. Purchasers of WEBS in Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Company. The purchase transaction fees for in-kind purchases and cash purchases (when available) are listed in the table below. This table is subject to revision from time to time. Investors are also responsible for payment of the costs of transferring the Deposit Securities to the Company.

                                                     Additional Variable
                                In-kind and cash       Charge for Cash
            WEBS Index Series      purchases              Purchases*
       --------------------------------------------------------------------
        Australia                    $1,750                 0.60%
        Austria                      $1,600                 0.67%
        Belgium                      $1,500                 0.30%
        Brazil (Free)                $7,000                 1.15%
        Canada                       $3,250                 0.30%
        EMU                          $8,000                 1.05%
        France                       $3,400                 0.25%
        Germany                      $2,400                 0.25%
        Hong Kong                    $3,800                 0.60%
        Italy                        $2,100                 0.30%
        Japan                        $7,600                 0.15%
        Korea                        $7,000                 1.16%
        Malaysia (Free)              $4,150                 1.07%
        Mexico (Free)                $2,200                 0.50%
        Netherlands                  $1,900                 0.25%
        Singapore (Free)             $2,500                 1.30%
        South Africa                 $2,900                 1.60%
        Spain                        $2,300                 0.25%
        Sweden                       $2,700                 0.30%
        Switzerland                  $2,200                 0.40%
        Taiwan                       $6,400                 1.21%
        United Kingdom               $4,750                 0.25%
        USA                          $1,900                 0.50%


*  As a percentage of amount of invested.

         Example. A hypothetical example of the costs of creating a Creation Unit of WEBS of the Japan WEBS Index Series is set forth below for illustrative purposes only. The exchange rate reflected in the table is Y 103.195 per US$1.

                   Unit Creation Calculation in      Unit Creation Calculation in      Daily NAV Calculation in United
                           Japanese Yen                  United States Dollars                  States Dollars
                  -----------------------------------------------------------------------------------------------------
Execution                   938,463,276                        9,094,077                          9,094,077
Commissions                     938,455                            9,094                                N/A
Stamp Taxes                           0                                0                                N/A
Risk Premium                          0                                0                                N/A
Accrued Income                1,358,872                           13,168                             13,168
Creation Charge                 784,282                            7,600                                N/A
WEBS Unit Value             941,544,885                        9,123,939                          9,107,245
Per WEBS                                                           15.21                              15.18
Shares                          600,000


         See "Investment Advisory, Management, Administrative and Distribution Services" herein, for additional information concerning the distribution arrangements for WEBS.

         Redemption of Webs in Creation Units. WEBS may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Distributor and only on a day on which the AMEX is open for trading. The Company will not redeem WEBS in amounts less than Creation Units. Beneficial Owners also may sell WEBS in the secondary market, but must accumulate enough WEBS to constitute a Creation Unit in order to have such shares redeemed by the Company. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of WEBS. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of WEBS to constitute a redeemable Creation Unit.


         With respect to each WEBS Index Series (other than the Brazil (Free), Korea and Taiwan WEBS Index Series, which currently redeem Creation Units of WEBS solely for cash in U.S. dollars, and the Malaysia (Free) WEBS Index Series, which currently redeems Creation Units of its WEBS solely for Malaysian ringgits), the Adviser makes available through the Distributor immediately prior to the opening of business on the AMEX (currently 9:30 am, New York time) on each day that the AMEX is open for business the Portfolio Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Unless cash redemptions are available or specified for a WEBS Index Series, the redemption proceeds for a Creation Unit generally consist of Deposit Securities as announced by the Distributor on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Deposit Securities, less the redemption transaction fee described below. The redemption transaction fee described below is deducted from such redemption proceeds. In the case of a resident Australian or New Zealand holder, notwithstanding the foregoing, such holder is only entitled to receive cash upon its redemption of Creation Units of WEBS.

         A redemption transaction fee payable to the Company is imposed to offset transfer and other transaction costs that may be incurred by the relevant WEBS Index Series. The redemption transaction fee for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed in the table below. Investors will also bear the costs of transferring the Portfolio Deposit from the Company to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.


                                                             Additional variable
                                          In-kind and cash     charge for cash
                    WEBS Index Series       redemptions          redemptions*
             -------------------------------------------------------------------
               Australia                       $1,750                 0.60%
               Austria                         $1,600                 0.67%
               Belgium                         $1,500                 0.30%
               Brazil (Free)                   $7,000                 1.15%
               Canada                          $3,250                 0.30%
               EMU                             $8,000                 1.05%
               France                          $3,400                 0.25%
               Germany                         $2,400                 0.25%
               Hong Kong                       $3,800                 0.60%
               Italy                           $2,100                 0.30%
               Japan                           $7,600                 0.40%
               Korea                           $7,000                 1.16%
               Malaysia (Free)                 $4,150                 1.07%
               Mexico (Free)                   $2,200                 0.50%
               Netherlands                     $1,900                 0.25%
               Singapore (Free)                $2,500                 1.30%
               South Africa                    $2,900                 1.60%

               Spain                           $2,300                  0.45%
               Sweden                          $2,700                  0.30%
               Switzerland                     $2,200                  0.40%
               Taiwan                          $6,400                  1.21%
               United Kingdom                  $4,750                  0.75%
               USA                             $1,900                  0.50%


               *  As a percentage of amount of invested.

         Redemption requests in respect of Creation Units of any WEBS Index Series must be submitted to the Distributor by or through an Authorized Participant on a day that the AMEX is open for business, between the hours of 9:00 a.m. and 4:00 p.m., New York City time. Investors other than through Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor will provide a list of current Authorized Participants upon request.

         The Authorized Participant must transmit the request for redemption, in the form required by the Company, to the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Persons wishing to redeem Creations Units of the Malaysia (Free) WEBS Index Series are currently required to sign a form acknowledging, among other things, that they are receiving Malaysian ringgits as their redemption proceeds and that such ringgit proceeds are subject to applicable Malaysian capital controls. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any given time there will be only a limited number of broker-dealers that have executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the WEBS to the Company's Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

         A redemption request is considered to be in "proper form" if (i) an Authorized Participant has transferred or caused to be transferred to the Company's Transfer Agent the Creation Unit of WEBS being redeemed through the book-entry system of DTC so as to be effective by the AMEX closing time on a day on which the AMEX is open for business and (ii) a duly completed request form is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor after 9:00 a.m. and not later than the AMEX closing time on such day. If the Transfer Agent does not receive the investor's WEBS through DTC's facilities by the AMEX closing time on the same day that the redemption request is received, the redemption request shall be rejected and may be resubmitted the next day that the AMEX is open for business. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the AMEX. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the WEBS.

         Upon receiving a redemption request, the Distributor shall notify the Company and the Company's Transfer Agent of such redemption request. The tender of an investor's WEBS for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be effected through DTC and the relevant Authorized Participant to the beneficial owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds WEBS, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request. See "Book-Entry System Only."

         In connection with taking delivery of shares of Deposit Securities upon redemption of WEBS, a redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Portfolio Securities are customarily traded, to which account such Portfolio Securities will be delivered.

         Deliveries of redemption proceeds by the WEBS Index Series relating to those countries generally will be made within three business days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. For each country relating to a WEBS Index Series, Appendix B hereto identifies the instances where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, in respect of each WEBS Index Series, the Company will make delivery of in-kind redemption proceeds within the number of days stated in Appendix B to be the maximum number of days necessary to deliver redemption proceeds.

         If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of the Portfolio Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Portfolio Securities in such jurisdiction, the Company may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the net asset value of WEBS of the relevant WEBS Index Series next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Company's brokerage and other transaction costs associated with the disposition of Portfolio Securities of the WEBS Index Series). Redemptions of WEBS for Deposit Securities will be subject to compliance with applicable United States federal and state securities laws and each WEBS Index Series (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the WEBS Index Series could not lawfully deliver specific Deposit Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

         Although the Company does not ordinarily permit cash redemptions of Creation Units (except that, as noted above, resident Australian and New Zealand holders may redeem solely for cash), in the event that cash redemptions are permitted or required by the Company, proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed in Appendix B hereto where more than seven calendar days would be needed).

         Because the Portfolio Securities of a WEBS Index Series may trade on the relevant exchange(s) on days that the AMEX is closed or are otherwise not Business Days for such WEBS Index Series, stockholders may not be able to redeem their shares of such WEBS Index Series, or to purchase or sell WEBS on the AMEX, on days when the net asset value of such WEBS Index Series could be significantly affected by events in the relevant foreign markets.

         The right of redemption may be suspended or the date of payment postponed with respect to any WEBS Index Series (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the WEBS Index Series' portfolio securities or determination of its net asset value is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.


         Determining Net Asset Value. Net asset value per share for each WEBS Index Series is computed by dividing the value of the net assets of such WEBS Index Series (i.e., the value of its total assets less total liabilities) by the total number of WEBS outstanding, rounded to the nearest cent. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. Except in the case of the Malaysia (Free) WEBS Index Series, the net asset value of each WEBS Index Series is determined as of the close of the regular trading session on the New York Stock Exchange, Inc. ("NYSE") (ordinarily 4:00 p.m., New York City time) on each day that the NYSE is open. The net asset value of Malaysia (Free) WEBS Index Series is determined as of 8:30 a.m. (New York City time) on each day that the NYSE is open.

         In computing a WEBS Index Series' net asset value, the WEBS Index Series' portfolio securities are valued based on their last quoted current price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted bid price in such market. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Adviser in accordance with procedures adopted by the Board. Currency values generally are converted into US dollars using the same exchange rates utilized by Morgan Stanley Capital International in the calculation of the relevant MSCI Indices (currently, exchange rates as of 4:00 p.m. London time, except that the exchange rate for the MSCI Mexico (Free) Index is that as of 3:00 p.m. New York City time). However, the Company may use a different rate from the rate used by MSCI in the event the Adviser concludes that such rate is more appropriate and, as of the date of this Statement of Additional Information, is using a different rate than the MSCI in computing the net asset value of the Malaysia (Free) WEBS Index Series. Any such use of a different rate than MSCI may adversely affect a WEBS Index Series ability to track its benchmark MSCI Index.


         Continuous Offering. The method by which Creation Units of WEBS are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of WEBS are issued and sold by the Fund on an ongoing basis, at any point a "distribution", as such term is used in the Securities Act of 1933, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent WEBS, and sells some or all of the WEBS comprising such Creation Units directly to its customers; or if it chooses to couple the creation of a supply of New WEBS with an active selling effort involving solicitation of secondary market demand for WEBS. A determination of whether a person is an underwriter for the purposes of the Securities Act depends upon all the facts and circumstances pertaining to that person's activities. Thus, the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are effecting transactions in WEBS, whether or not participating in the distribution of WEBS, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. The Company has, however, applied to the Securities and Exchange Commission for an exemption from this prospectus delivery obligation in ordinary WEBS secondary market transactions under certain circumstances, on the condition that WEBS purchasers are provided with a WEBS product description. If the SEC granted the Company this relief, broker-dealer firms should note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary market transaction), and thus dealing with WEBS that are part of an "unsold allotment" within the meaning of section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by section 4(3) of the Securities Act. Firms that incur a prospectus-delivery obligation with respect to WEBS are reminded that under Securities Act Rule 153 a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the exchange is satisfied by the fact that the WEBS Index Series' prospectus is available at the exchange (i.e., the AMEX) upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange and not with respect to "upstairs" transactions.


                                      TAXES

         The Company on behalf of each WEBS Index Series has the right to reject an order for a purchase of WEBS if the purchaser (or group of purchasers) would, upon obtaining the WEBS so ordered, own 80% or more of the outstanding WEBS of a given WEBS Index Series and if, pursuant to section 351 of the Internal Revenue Code, the respective WEBS Index Series would have a basis in the securities different from the market value of such securities on the date of deposit. The Company also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See "Purchase and Issuance of WEBS in Creation Units."

         Each WEBS Index Series intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, a company must annually distribute at least 90 percent of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (1) at least 90 percent of the company's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (2) at the close of each quarter of the company's taxable year, (a) at least 50 percent of the market value of the company's total assets must be represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the company's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25 percent of the value of its total assets may be invested in the securities of any one issuer or of two or more issuers that are controlled by the company (within the meaning of Section 851(b)(3)(B) of the Internal Revenue Code) and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. government securities or the securities of other regulated investment companies).

         Each WEBS Index Series may be subject to foreign income taxes withheld at source. Each WEBS Index Series will elect to "pass through" to its investors the amount of foreign income taxes paid by the WEBS Index Series provided that the investor held the WEBS Index Series, and the WEBS Index Series held the security, on the dividend settlement date and for at least fourteen additional days immediately before and/or thereafter, with the result that each investor will (i) include in gross income, even though not actually received, the investor's pro rata share of the WEBS Index Series' foreign income taxes, and
(ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) the investor's pro rata share of the WEBS Index Series' foreign income taxes. A foreign tax credit may not exceed the investor's U.S. federal income tax otherwise payable with respect to the investor's foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) his proportionate share of foreign taxes paid by the WEBS Index Series and (ii) the portion of any dividend paid by the WEBS Index Series which represents income derived from foreign sources; the WEBS Index Series' gain from the sale of securities will generally be treated as U.S. source income. This foreign tax credit limitation is applied separately to separate categories of income; dividends from the WEBS Index Series will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent investors from claiming as a credit the full amount of their pro rata share of the WEBS Index Series' foreign income taxes.

         If any WEBS Index Series owns shares in certain foreign investment entities, referred to as "passive foreign investment companies," the WEBS Index Series will be subject to one of the following special tax regimes: (i) the WEBS Index Series is liable for U.S. federal income tax, and an additional charge in the nature of interest, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the WEBS Index Series as a dividend to its shareholders; (ii) if the WEBS Index Series were able and elected to treat a passive foreign investment company as a "qualified electing fund," the WEBS Index Series would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the WEBS Index Series' pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the WEBS Index Series or (iii) the WEBS Index Series is entitled to mark-to-market annually the shares of the passive foreign investment company, and is required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

         A WEBS Index Series will be subject to a 4 percent excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98 percent of its ordinary income for the calendar year plus 98 percent of its capital gain net income for the twelve months ended October 31 of such year. Each WEBS Index Series intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4 percent excise tax.

         An investor in a WEBS Index Series that is a foreign corporation or an individual who is a nonresident alien for U.S. tax purposes will be subject to significant adverse U.S. tax consequences. For example, dividends paid out of a WEBS Index Series' investment company taxable income will generally be subject to U.S. federal withholding tax at a rate of 30% (or lower treaty rate if the foreign investor is eligible for the benefits of an income tax treaty). Foreign investors are urged to consult their own tax advisors regarding the U.S. tax treatment, in their particular circumstances, of ownership of shares in a WEBS Index Series.

         The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares of the Company should consult their own tax advisors as to the tax consequences of investing in such shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

                             PERFORMANCE INFORMATION

         The performance of the WEBS Index Series may be quoted in advertisements, sales literature or reports to shareholders in terms of average annual total return, cumulative total return and yield.

         Quotations of average annual total return are expressed in terms of the average annual rate of return of a hypothetical investment in a WEBS Index Series over periods of 1, 5 and 10 years (or the life of a WEBS Index Series, if shorter). Such total return figures will reflect the deduction of a proportional share of such WEBS Index Series' expenses on an annual basis, and will assume that all dividends and distributions are reinvested when paid.


         Total return is calculated according to the following formula: P(1 +
T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period). The total return for the period from commencement of operations to August 31, 1996 (not annualized) and for the fiscal years ended August 31, 1997, 1998 and 1999, respectively, for each of the following WEBS Index Series was:
Australia WEBS Index Series 3.88%, 6.23%, (23.11)% and 32.09%; Austria WEBS Index Series (3.39)%, 1.06%, 2.16% and (8.69)%; Belgium WEBS Index Series 5.01%, 9.26%, 39.42% and (1.00)%; Canada WEBS Index Series 4.63%, 28.50%, (21.69)% and
39.71%; France WEBS Index Series 4.95%, 16.60%, 34.77% and 21.01%; Germany WEBS Index Series 4.00%, 20.51%, 25.69% and 7.04%; Hong Kong WEBS Index Series 3.22%, 17.80%, (54.22)% and 90.51%; Italy WEBS Index Series 4.11%, 23.37%, 47.66% and
5.14%; Japan WEBS Index Series (3.11)%, (11.97)%, (33.38)% and 58.14%; Malaysia
(Free) WEBS Index Series 4.28%, (40.20)%, (73.57)% and 185.81%; Mexico (Free)
WEBS Index Series 15.93%, 35.21%, (44.18)% and 66.92%; Netherlands WEBS Index Series 11.19%, 28.04%, 17.41% and 8.98%; Singapore (Free) WEBS Index Series (6.73)%, (23.48)%, (61.29)% and 144.52%; Spain WEBS Index Series 8.45%, 39.15%,
32.58% and 13.39%; Sweden WEBS Index Series 14.13%, 30.10%, 5.48% and 25.09%;
Switzerland WEBS Index Series 2.60%, 16.69%, 21.24% and 1.47%; and United Kingdom WEBS Index Series 10.41%, 30.48%, 14.98% and 15.33%. As of the date of this SAI, the Brazil (Free), EMU, Korea, South Africa, Taiwan and USA WEBS Index Series have not commenced investment operations.


         Quotations of a cumulative total return will be calculated for any specified period by assuming a hypothetical investment in a WEBS Index Series on the date of the commencement of the period and will assume that all dividends and distributions are reinvested on ex date. However, currently there is no dividend reinvestment option available to shareholders of WEBS and such calculation is provided for informational purposes only. The net increase or decrease in the value of the investment over the period will be divided by its beginning value to arrive at cumulative total return. Total return calculated in this manner will differ from the calculation of average annual total return in that it is not expressed in terms of an average rate of return.

         The yield of a WEBS Index Series is the net annualized yield based on a specified 30-day (or one month) period assuming a semiannual compounding of income. Included in net investment income is the amortization of market premium or accretion of market and original issue discount. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula: YIELD = 2[(a-b/cd + 1)6-1] (where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends and d = the maximum offering price per share on the last day of the period).

         Quotations of cumulative total return, average annual total return or yield reflect only the performance of a hypothetical investment in a WEBS Index Series during the particular time period on which the calculations are based. Such quotations for a WEBS Index Series will vary based on changes in market conditions and the level of such WEBS Index Series' expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

         The cumulative and average total returns and yields do not take into account federal or state income taxes which may be payable; total returns and yields would, of course, be lower if such charges were taken into account.

         A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods for calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of the Company with performance quoted with respect to other investment companies or types of investments.

         Because some or all of the Company's investments are denominated in foreign currencies, the strength or weakness of the U.S. dollar as against these currencies may account for part of the Company's investment performance. Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Company. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. In addition, marketing materials may cite country and economic statistics and historical stock market performance information for any of the countries in which the Company invests, including, but not limited to, the following: population growth, gross domestic product, inflation rate, average stock market price-earnings ratios and the total value of stock markets. Sources for such statistics may include official publications of various foreign governments and exchanges.

         From time to time, in advertising and marketing literature, the Company's performance may be compared to the performance of broad groups of open-end and closed-end investment companies with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc., Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, the Company will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

         In addition, in connection with the communication of its performance to current or prospective shareholders, the Company also may compare those figures to the performance of certain unmanaged indices which may assume the reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples of such indices include, but are not limited to the following:

         o  Dow Jones Industrial Average
         o  Consumer Price Index
         o  Standard & Poor's 500 Composite Stock Price Index (S&P 500)
         o  NASDAQ OTC Composite Index
         o  NASDAQ Industrials Index
         o International Finance Corporation's (Global) Composite and (Investable) Composite Indices
         o  Morgan Stanley Capital International Indices
         o  NASDAQ Composite Index
         o  Wilshire 5000 Stock Index

         In addition, the Company from time to time may compare the results of each WEBS Index Series to the following national benchmarks:


                   COUNTRY           NATIONAL INDEX
                  ----------------------------------------------
                   Australia         All Ordinaries
                   Austria           Vienna Stock Exchange
                   Belgium           Brussels Stock Exchange
                   Brazil            Sao Paulo Bovespa
                   Canada            Toronto 300
                   EMU               Euro Stoxx 50

                   COUNTRY           NATIONAL INDEX
                  ----------------------------------------------
                   France            CAC 40
                   Germany           DAX
                   Hong Kong         Hang Seng
                   Italy             BCI
                   Japan             Nikkei 225
                   Korea             Composite
                   Malaysia          KLSE
                   Mexico            IPC
                   Netherlands       CBS All Share
                   Singapore         SES All
                   South Africa      Johannesburg All-Share
                   Spain             MA Madrid Index
                   Sweden            Aff. General
                   Switzerland       Swiss Market Index
                   Thailand          SET
                   U.K.              FTSE100


         From time to time, the Company may use in marketing materials a graph entitled "The Efficient Frontier," which illustrates the historical risks and returns of selected unmanaged indices which track the performance of various combinations of United States and international securities for a certain time period, such as twenty years. A twenty year graph, for example, shall use twenty year annualized international returns represented by the MSCI Europe, Australasia and Far East (EAFE) Index and twenty year annualized United States returns represented by the S&P 500 Index. Risk is measured by the standard deviation in overall performance within each index. Data presented in the graph shall be provided by Ibbotson Associates, Inc. Performance of an index is historical and does not represent performance of the Company, and is not a guarantee of future results. For an example of the use of an "Efficient Frontier" graph, please see "The Case for International Index Investing" at Appendix C of this Statement of Additional Information.

         Evaluation of Company performance of the WEBS Index Series or other relevant statistical information made by independent sources may also be used in advertisements and sales literature concerning the Company, including reprints of, or selections from, editorials or articles about the Company. Sources for Company performance information and articles about the Company include, but are not limited to, the following:


         American Association of Individual Investors' Journal, a monthly publication of the AAII that includes articles on investment analysis techniques.

         Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews investment company performance data.

         Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of investment companies investing abroad.

         CDA Investment Technologies, an organization that provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate indices.

         Forbes, a national business publication that from time to time reports the performance of specific investment companies.

         Fortune, a national business publication that periodically rates the performance of a variety of investment companies.

         The Frank Russell Company, a West-Coast investment management firm that periodically evaluates international stock markets and compares foreign equity market performance to U.S. stock market performance.

         Ibbotson Associates, Inc., a company specializing in investment research and data.

         Investment Company Data, Inc., an independent organization that provides performance ranking information for broad classes of mutual funds.

         Investor's Business Daily, a daily newspaper that features financial, economic, and business news.

         Kiplinger's Personal Finance Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

         Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

         Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

         Morgan Stanley International, an integrated investment banking firm that compiles statistical information.

         The New York Times, a nationally distributed newspaper that regularly covers financial news.

         Smart Money, a national personal finance magazine published monthly by Dow Jones & Company, Inc. and The Hearst Corporation that focuses on ideas for investing, spending and saving.

         Value Line Mutual Fund Survey, an independent organization that provides biweekly performance and other information on mutual funds.

         The Wall Street Journal, a Dow Jones and Company, Inc. newspaper that regularly covers financial news.

         Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records and price ranges.

         Worth, a national publication distributed ten times per year by Capital Publishing Company, a subsidiary of Fidelity Investments that focuses on personal financial journalism.


                        COUNSEL AND INDEPENDENT AUDITORS


         Counsel. Sullivan & Cromwell, 125 Broad Street, New York, New York 10004, are counsel to the Company and have passed upon the validity of the Company's shares.

         Independent Auditors. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serve as the independent auditors of the Company.


                              FINANCIAL STATEMENTS


         The audited financial statements and notes thereto in the Company's Annual Report to Shareholders for the fiscal year ended August 31, 1999 (the "1999 Annual Report") are incorporated in this Statement of Additional Information by reference. No other parts of the 1999 Annual Report are incorporated by reference herein. The financial statements included in the 1999 Annual Report have been audited by the Company's independent auditors, Ernst & Young LLP, whose report thereon is incorporated herein by reference. Additional copies of the 1999 Annual Report may be obtained at no charge by telephoning the Distributor at 1-800-810-WEBS (9327).

                                                                    APPENDIX A-1

                   MSCI AUSTRALIA INDEX AS OF AUGUST 31, 1999

                                                                                     Index Market       Weight in
                                                                                    Capitalization      MSCI Index
Constituent Name                                     Industry Sector               (Millions of US$)       (%)
----------------                                     ---------------                ----------------       ---
TELSTRA CORP                                        Telecommunications                  26,725            12.39%
NATIONAL AUSTRALIA BANK                                  Banking                        22,383            10.37%
BROKEN HILL PROP CO                                   Energy Sources                    18,713            8.67%
NEWS CORP                                       Broadcasting & Publishing               14,736            6.83%
NEWS CORP PLVO                                  Broadcasting & Publishing               13,897            6.44%
WESTPAC BANKING                                          Banking                        11,302            5.24%
AMP LTD                                                 Insurance                       10,790            5.00%
COLES MYER                                            Merchandising                      6,425            2.98%
BRAMBLES INDUSTRIES                             Business & Public Services               6,301            2.92%
LEND LEASE                                             Real Estate                       6,136            2.84%
WMC                                                Metals - Non-Ferrous                  5,039            2.34%
FOSTERS BREWING GROUP                              Beverages & Tobacco                   5,038            2.33%
RIO TINTO LTD                                      Metals - Non-Ferrous                  4,957            2.30%
WOOLWORTHS LTD                                        Merchandising                      4,009            1.86%
COCA-COLA AMATIL                                   Beverages & Tobacco                   3,677            1.70%
COLONIAL                                            Financial Services                   3,480            1.61%
AMCOR                                            Forest Products & Paper                 3,320            1.54%
WESTFIELD TRUST                                        Real Estate                       3,064            1.42%
CSR                                          Building Materials & Components             2,639            1.22%
GENERAL PROPERTY TRUST                                 Real Estate                       2,408            1.12%
WESFARMERS                                            Multi-Industry                     2,393            1.11%
SOUTHCORP HOLDINGS                                    Multi-Industry                     2,321            1.08%
AUSTRALIAN GAS LIGHT CO                        Utilities - Electrical & Gas              2,133            0.99%
PIONEER INTERNATIONAL                        Building Materials & Components             2,100            0.97%
TABCORP HOLDINGS                                    Leisure & Tourism                    2,075            0.96%
SANTOS                                                Energy Sources                     1,806            0.84%
BORAL                                        Building Materials & Components             1,725            0.80%
NORTH                                              Metals - Non-Ferrous                  1,677            0.78%
CSL                                               Health & Personal Care                 1,565            0.73%
SMITH (HOWARD)                                        Multi-Industry                     1,525            0.71%
PACIFIC DUNLOP                                        Multi-Industry                     1,524            0.71%
ORICA                                                   Chemicals                        1,401            0.65%
QBE INSURANCE GROUP                                     Insurance                        1,384            0.64%
MIM HOLDINGS                                       Metals - Non-Ferrous                  1,328            0.62%
ROTHMANS (AUSTRALIA)                               Beverages & Tobacco                   1,270            0.59%
NORMANDY MINING                                         Gold Mines                       1,224            0.57%
GOODMAN FIELDER                                 Food & Household Products                1,167            0.54%
SUNCORP-METWAY                                      Financial Services                   1,114            0.52%
MAYNE NICKLESS                                  Business & Public Services               1,113            0.52%
HARDIE (JAMES) IND                           Building Materials & Components             1,081            0.50%
FAULDING (F.H.) & CO                              Health & Personal Care                 1,049            0.49%
LEIGHTON HOLDINGS                                 Construction & Housing                 1,044            0.48%
GIO AUSTRALIA HLDGS                                     Insurance                        1,016            0.47%
STOCKLAND TRUST                                        Real Estate                        969             0.45%
FUTURIS CORP                                  Misc. Materials & Commodities               757             0.35%
SCHRODERS PROPERTY FUND                                Real Estate                        687             0.32%


                                                                                     Index Market       Weight in
                                                                                    Capitalization      MSCI Index
Constituent Name                                     Industry Sector               (Millions of US$)       (%)
----------------                                     ---------------                ----------------       ---
NEWCREST MINING                                         Gold Mines                        571             0.26%
ILUKA RESOURCES(WESTRALI                      Misc. Materials & Commodities               531             0.25%
STAR CITY HOLDINGS                                  Leisure & Tourism                     528             0.24%
EMAIL                                        Appliances & Household Durables              526             0.24%
JONES (DAVID)                                         Merchandising                       308             0.14%
DELTA GOLD                                              Gold Mines                        302             0.14%
SONS OF GWALIA                                          Gold Mines                        274             0.13%
METAL MANUFACTURES                                Industrial Components                   153             0.07%
RESOLUTE                                                Gold Mines                        80              0.04%


                                                                    APPENDIX A-2

                    MSCI AUSTRIA INDEX AS OF AUGUST 31, 1999

                                                                               Index Market               Weight in
                                                                              Capitalization             MSCI Index
Constituent Name                                 Industry Sector             (Millions of US$)                  ($)
----------------                                 ---------------              ----------------                  ---
BANK AUSTRIA                                         Banking                       6,011                     25.74%
VERBUND OESTERR ELEK A                     Utilities - Electrical & Gas            4,623                     19.79%
OMV AG                                            Energy Sources                   2,708                     11.59%
WIENERBERGER BAUSTOFF                    Building Materials & Components           1,650                      7.06%
VA TECHNOLOGIE                               Machinery & Engineering               1,323                      5.66%
GENERALI HOLDING VIENNA                             Insurance                      1,318                      5.64%
AUSTRIA TABAK                                  Beverages & Tobacco                 1,199                      5.13%
FLUGHAFEN WIEN                              Business & Public Services              831                       3.56%
AUSTRIAN AIRLINES                           Transportation - Airlines               792                       3.39%
MAYR-MELNHOF KARTON                       Misc. Materials & Commodities             575                       2.46%
BOEHLER-UDDEHOLM                                  Metals - Steel                    529                       2.26%
BBAG OESTERR BRAU STAMM                        Beverages & Tobacco                  409                       1.75%
RHI                                       Misc. Materials & Commodities             395                       1.69%
BWT STAMM                                    Machinery & Engineering                308                       1.32%
LENZING                                             Chemicals                       206                       0.88%
BAU HOLDING STAMM                             Construction & Housing                157                       0.67%
UNIVERSALE-BAU                                Construction & Housing                152                       0.65%
AUSTRIA MIKRO SYSTEME                     Electronic Comp. & Instruments            113                       0.48%
BAU HOLDING VORZUG                            Construction & Housing                58                        0.25%


                                                                    APPENDIX A-3

                    MSCI BELGIUM INDEX AS OF AUGUST 31, 1999

                                                                               Index Market          Weight in
                                                                              Capitalization        MSCI Index
Constituent Name                                 Industry Sector             (Millions of US$)          (%)
----------------                                 ---------------              ----------------          ---
FORTIS BELGIUM                                      Insurance                     24,585              22.70%
ELECTRABEL                                 Utilities - Electrical & Gas           18,199              16.80%
KBC BANCASSURANCE                                    Banking                      16,633              15.36%
TRACTEBEL                                  Utilities - Electrical & Gas           15,518              14.33%
UCB (GROUPE)                                  Health & Personal Care               6,181               5.71%
SOLVAY                                              Chemicals                      5,928               5.47%
GROUPE BRUXELLES LAMBERT                          Multi-Industry                   4,668               4.31%
DELHAIZE-LE LION                                  Merchandising                    4,421               4.08%
COLRUYT                                           Merchandising                    2,632               2.43%
D'IETEREN                                          Automobiles                     2,570               2.37%
CBR (CIMENTERIES)                        Building Materials & Components           2,098               1.94%
BARCO                                     Electronic Comp. & Instruments           1,712               1.58%
BEKAERT                                       Industrial Components                1,040               0.96%
UNION MINIERE                                  Metals - Non-Ferrous                1,026               0.95%
GLAVERBEL (GROUPE)                        Misc. Materials & Commodities             727                0.67%
CMB                                         Transportation - Shipping               382                0.35%


                                                                    APPENDIX A-4

                 MSCI BRAZIL (FREE) INDEX AS OF AUGUST 31, 1999

                                                                               Index Market          Weight in
                                                                              Capitalization        MSCI Index
Constituent Name                                 Industry Sector             (Millions of US$)          (%)
----------------                                 ---------------              ----------------          ---
VALE DO RIO DOCE PNA                             Metals - Steel                    8,630              12.73%
ELETROBRAS ON                             Utilities - Electrical & Gas             7,054              10.41%
PETROBRAS PN                                     Energy Sources                    6,056               8.93%
TELESP PARTICIPACOES PN                        Telecommunications                  3,471               5.12%
TELE NORTE LESTE PART.PN                       Telecommunications                  3,395               5.01%
CEMIG PN                                  Utilities - Electrical & Gas             2,454               3.62%
CERVEJARIA BRAHMA PN                           Beverages & Tobacco                 2,447               3.61%
BANCO ITAU PN                                        Banking                       2,383               3.52%
TELE CENTRO SUL PART. PN                       Telecommunications                  2,245               3.31%
EMBRATEL PART. PN                              Telecommunications                  2,201               3.25%
ARACRUZ CELULOSE PNB                         Forest Products & Paper               2,164               3.19%
BANCO BRADESCO PN                                    Banking                       2,019               2.98%
TELESP CELULAR PART. PN                        Telecommunications                  1,916               2.83%
CSN SIDERURGICA NAC'L ON                         Metals - Steel                    1,739               2.56%
SOUZA CRUZ ON                                  Beverages & Tobacco                 1,721               2.54%
TELESP PARTICIPACOES ON                        Telecommunications                  1,329               1.96%
ELETROBRAS PNB                            Utilities - Electrical & Gas             1,294               1.91%
VOTORANTIM CELULOSE PN                       Forest Products & Paper               1,199               1.77%
PAULISTA FORCA E LUZ ON                   Utilities - Electrical & Gas             1,113               1.64%
TELE NORTE LESTE PART.ON                       Telecommunications                  1,090               1.61%
CERVEJARIA BRAHMA ON                           Beverages & Tobacco                 1,085               1.60%
TELE SUD. CELU PART. PN                        Telecommunications                   995                1.47%
EMBRATEL PART. ON                              Telecommunications                   680                1.00%
UNIBANCO PN                                          Banking                        669                0.99%
USIMINAS PNA (NEW)                               Metals - Steel                     652                0.96%
TELE CENTRO SUL PART. ON                       Telecommunications                   593                0.88%
BANESPA PN                                           Banking                        581                0.86%
TELESP CELULAR PART. ON                        Telecommunications                   558                0.82%
WHITE MARTINS ON                                    Chemicals                       422                0.62%
KLABIN PAPEL CELULOSE PN                     Forest Products & Paper                369                0.54%
FOSFERTIL PN                                        Chemicals                       341                0.50%
GERDAU METALURGICA PN                            Metals - Steel                     306                0.45%
IPIRANGA (PETROLEO) PN                           Energy Sources                     304                0.45%
TELE SUD. CELU PART. ON                        Telecommunications                   302                0.45%
WEG PN                                      Electrical & Electronics                280                0.41%
COPENE PNA                                          Chemicals                       278                0.41%
PERDIGAO PN                                 Food & Household Products               274                0.40%
GERASUL ON                                Utilities - Electrical & Gas              271                0.40%
PIRELLI PNEUS PN                              Industrial Components                 235                0.35%
CIMENTO PORTLAND ITAU PN                 Building Materials & Components            216                0.32%
COTEMINAS PN                                   Textiles & Apparel                   202                0.30%
VIDRARIA SANTA MARINA ON                  Misc. Materials & Commodities             196                0.29%
DURATEX PN                               Building Materials & Components            188                0.28%
BRASMOTOR PN                             Appliances & Household Durables            173                0.26%
CEVAL ALIMENTOS PN                          Food & Household Products               157                0.23%
PIRELLI CABOS PN                              Industrial Components                 135                0.20%


                                                                               Index Market           Weight in
                                                                              Capitalization         MSCI Index
Constituent Name                                 Industry Sector             (Millions of US$)         (%)
----------------                                 ---------------              ----------------         ---
CAEMI METAL PN                                   Metals - Steel                     125                0.18%
LOJAS AMERICANAS PN                               Merchandising                     115                0.17%
BOMBRIL CIRIO PN                            Food & Household Products               110                0.16%
BELGO-MINEIRA ON                              Metals - Non-Ferrous                  106                0.16%
MAHLE-MET. LEVE PN(METAL                      Industrial Components                 103                0.15%
BELGO-MINEIRA PN                              Metals - Non-Ferrous                  90                 0.13%
GUARARAPES CONFECCOES ON                       Textiles & Apparel                   88                 0.13%
PARANAPANEMA PN                               Metals - Non-Ferrous                  84                 0.12%
LOJAS RENNER PN                                   Merchandising                     79                 0.12%
MARCOPOLO PN                                  Industrial Components                 79                 0.12%
ALPARGATAS SAO PAULO PN                        Textiles & Apparel                   71                 0.10%
GERASUL PNB                               Utilities - Electrical & Gas              60                 0.09%
UNIPAR PNB                                          Chemicals                       55                 0.08%
LOJAS AMERICANAS ON                               Merchandising                     54                 0.08%
SANTISTA ALIMENTOS ON                       Food & Household Products               50                 0.07%
IOCHPE-MAXION PN                             Machinery & Engineering                44                 0.06%
MANNESMANN ON                                    Metals - Steel                     34                 0.05%
BARDELLA PN                                  Machinery & Engineering                34                 0.05%
VARIG PN                                    Transportation - Airlines               33                 0.05%


                                                                    APPENDIX A-5

                     MSCI CANADA INDEX AS OF AUGUST 31, 1999

                                                                                Index Market          Weight in
                                                                               Capitalization        MSCI Index
Constituent Name                                  Industry Sector             (Millions of US$)          (%)
----------------                                  ---------------              ----------------          ---
NORTEL NETWKS(NORTH TELE                     Electrical & Electronics              54,989              16.19%
BCE INC                                         Telecommunications                 29,961               8.82%
SEAGRAM CO                                      Beverages & Tobacco                21,192               6.24%
THOMSON CORP                                 Broadcasting & Publishing             18,200               5.36%
ROYAL BANK OF CANADA                                  Banking                      13,411               3.95%
IMASCO                                            Multi-Industry                   11,494               3.38%
BANK NOVA SCOTIA                                      Banking                      10,704               3.15%
BOMBARDIER B                              Aerospace & Military Technology          10,612               3.12%
BANK MONTREAL                                         Banking                       9,350               2.75%
IMPERIAL OIL                                      Energy Sources                    9,079               2.67%
CANADIAN IMPERIAL BANK                                Banking                       8,973               2.64%
CANADIAN PACIFIC                                  Multi-Industry                    7,832               2.31%
BARRICK GOLD CORP                                   Gold Mines                      7,593               2.24%
ALCAN ALUMINIUM                                Metals - Non-Ferrous                 7,211               2.12%
TRANSCANADA PIPELINES                      Utilities - Electrical & Gas             6,546               1.93%
NEWBRIDGE NETWORKS CORP                      Electrical & Electronics               4,907               1.44%
WESTON (GEORGE)                                    Merchandising                    4,722               1.39%
SUNCOR ENERGY                                     Energy Sources                    4,546               1.34%
ALBERTA ENERGY CO                                 Energy Sources                    4,317               1.27%
PETRO-CANADA                                      Energy Sources                    4,080               1.20%
BCT.TELUS COMMUNI. VTG                          Telecommunications                  3,889               1.14%
MAGNA INTERNATIONAL A                          Industrial Components                3,836               1.13%
TALISMAN ENERGY                                   Energy Sources                    3,490               1.03%
POWER CORP OF CANADA                            Financial Services                  3,450               1.02%
PLACER DOME                                         Gold Mines                      3,418               1.01%
INCO COMMON                                    Metals - Non-Ferrous                 3,411               1.00%
ENBRIDGE                                          Energy Sources                    3,329               0.98%
NORANDA                                        Metals - Non-Ferrous                 3,324               0.98%
ROGERS COMMUNICATIONS B                      Broadcasting & Publishing              3,143               0.93%
POTASH CORP SASKATCHEWAN                             Chemicals                      3,028               0.89%
CANADIAN OCCIDENTAL                               Energy Sources                    2,535               0.75%
CANADIAN NAT RESOURCES                            Energy Sources                    2,474               0.73%
EDPERBRASCAN CORP A                               Multi-Industry                    2,473               0.73%
ABITIBI-CONSOLIDATED                          Forest Products & Paper               2,359               0.69%
NATIONAL BANK OF CANADA                               Banking                       2,285               0.67%
TRANSALTA CORP                             Utilities - Electrical & Gas             2,251               0.66%
FAIRFAX FINANCIAL HLDGS                              Insurance                      2,233               0.66%
WESTCOAST ENERGY                           Utilities - Electrical & Gas             2,221               0.65%
RENAISSANCE ENERGY                                Energy Sources                    2,201               0.65%
LAIDLAW                                     Business & Public Services              2,080               0.61%
DOMTAR                                        Forest Products & Paper               2,004               0.59%
CANADIAN TIRE CORP A                               Merchandising                    1,985               0.58%
MACMILLAN BLOEDEL                             Forest Products & Paper               1,826               0.54%
ANDERSON EXPLORATION                              Energy Sources                    1,801               0.53%
POCO PETROLEUMS                                   Energy Sources                    1,758               0.52%


                                                                                Index Market          Weight in
                                                                               Capitalization        MSCI Index
Constituent Name                                  Industry Sector             (Millions of US$)          (%)
----------------                                  ---------------              ----------------          ---
QUEBECOR B                                   Broadcasting & Publishing              1,630               0.48%
COMINCO                                        Metals - Non-Ferrous                 1,474               0.43%
DOFASCO                                           Metals - Steel                    1,452               0.43%
GULF CANADA RESOURCES                             Energy Sources                    1,426               0.42%
BCT.TELUS COMMUNI. N-VTG                        Telecommunications                  1,278               0.38%
AGRIUM                                               Chemicals                      1,148               0.34%
AIR CANADA COMMON                            Transportation - Airlines              1,141               0.34%
MDS B                                         Health & Personal Care                1,124               0.33%
CAMECO CORP                                    Metals - Non-Ferrous                 1,078               0.32%
MOLSON A                                        Beverages & Tobacco                 1,011               0.30%
HUDSON'S BAY CO                                    Merchandising                     970                0.29%
UNITED DOMINION IND                           Machinery & Engineering                943                0.28%
TECK CORP B                                    Metals - Non-Ferrous                  927                0.27%
RIO ALGOM                                      Metals - Non-Ferrous                  924                0.27%
MOORE CORP                                  Business & Public Services               833                0.25%
STELCO A                                          Metals - Steel                     813                0.24%
SOBEYS                                             Merchandising                     676                0.20%
CAE                                       Aerospace & Military Technology            664                0.20%
RANGER OIL                                        Energy Sources                     574                0.17%
METHANEX CORP                                        Chemicals                       511                0.15%
CCL INDUSTRIES B                           Misc. Materials & Commodities             399                0.12%
COREL CORP                                  Business & Public Services               338                0.10%
AGNICO-EAGLE MINES                                  Gold Mines                       333                0.10%
CO-STEEL                                          Metals - Steel                     291                0.09%
EXTENDICARE SV                              Business & Public Services               269                0.08%
INCO VBN                                       Metals - Non-Ferrous                  227                0.07%
COTT CORP                                       Beverages & Tobacco                  217                0.06%
CAMBIOR                                             Gold Mines                       192                0.06%
ECHO BAY MINES                                      Gold Mines                       188                0.06%
SPAR AEROSPACE                            Aerospace & Military Technology            114                0.03%


                                                                    APPENDIX A-6

                      MSCI EMU INDEX AS OF AUGUST 31, 1999

                                                                               Index Market           Weight in
                                                                              Capitalization         MSCI Index
Constituent Name                                 Industry Sector             (Millions of US$)          (%)
----------------                                 ---------------              ----------------          ---
ROYAL DUTCH PETROLEUM CO                         Energy Sources                   131,818              4.42%
DEUTSCHE TELEKOM                               Telecommunications                 107,821              3.61%
NOKIA CORP                                  Electrical & Electronics              101,123              3.39%
FRANCE TELECOM                                 Telecommunications                 79,762               2.67%
DAIMLERCHRYSLER                                    Automobiles                    75,177               2.52%
ALLIANZ                                             Insurance                     63,897               2.14%
MANNESMANN                                     Telecommunications                 58,849               1.97%
AEGON                                               Insurance                     58,233               1.95%
ING GROEP                                      Financial Services                 52,068               1.74%
TELEFONICA                                     Telecommunications                 51,020               1.71%
SIEMENS                                     Electrical & Electronics              49,392               1.66%
ELF AQUITAINE                                    Energy Sources                   48,543               1.63%
ENI                                              Energy Sources                   48,166               1.61%
TOTAL FINA (TOTAL SA)                            Energy Sources                   45,148               1.51%
AXA                                                 Insurance                     43,881               1.47%
LOREAL                                       Health & Personal Care               43,667               1.46%
VIVENDI                                    Business & Public Services             41,761               1.40%
DEUTSCHE BANK NAMEN                                  Banking                      41,670               1.40%
UNILEVER NV CERT                            Food & Household Products             39,755               1.33%
TIM ORD                                        Telecommunications                 38,548               1.29%
CARREFOUR                                         Merchandising                   37,912               1.27%
TELECOM ITALIA ORD                             Telecommunications                 37,281               1.25%
BSCH BCO SANTANDER CENTR                             Banking                      36,843               1.23%
ABN AMRO HOLDING                                     Banking                      35,475               1.19%
PHILIPS ELECTRS (KON.)                   Appliances & Household Durables          34,938               1.17%
ASSICURAZIONI GENERALI                              Insurance                     34,750               1.16%
MUENCHENER RUECKVERSICH.                            Insurance                     33,265               1.11%
VEBA                                      Utilities - Electrical & Gas            31,397               1.05%
BAYER                                               Chemicals                     31,381               1.05%
ALCATEL                                     Electrical & Electronics              30,434               1.02%
SANOFI-SYNTHELABO                            Health & Personal Care               30,420               1.02%
LVMH                                    Recreation, Other Consumer Goods          29,798               1.00%
BANCO BILBAO VIZCAYA                                 Banking                      27,721               0.93%
BASF                                                Chemicals                     27,596               0.92%
SUEZ LYONNAISE DES EAUX                    Business & Public Services             25,250               0.85%
REPSOL YPF                                       Energy Sources                   24,883               0.83%
FORTIS BELGIUM                                      Insurance                     24,585               0.82%
HYPOVEREINSBK(BAYER.HYPO                             Banking                      24,089               0.81%
DRESDNER BANK                                        Banking                      23,526               0.79%
AHOLD (KON.)                                      Merchandising                   22,528               0.75%
UNICREDITO ITALIANO ORD                              Banking                      22,472               0.75%
SAP STAMM                                  Business & Public Services             21,391               0.72%
KPN (KON.)                                     Telecommunications                 21,342               0.72%


                                                                               Index Market          Weight in
                                                                              Capitalization         MSCI Index
Constituent Name                                 Industry Sector             (Millions of US$)          (%)
----------------                                 ---------------              ----------------          ---
ENDESA                                    Utilities - Electrical & Gas            21,248               0.71%
SOCIETE GENERALE                                     Banking                      20,350               0.68%
PINAULT-PRINT.-REDOUTE                            Merchandising                   20,343               0.68%
RWE STAMM                                 Utilities - Electrical & Gas            20,010               0.67%
SAN PAOLO-IMI ORD                                    Banking                      18,885               0.63%
VOLKSWAGEN STAMM                                   Automobiles                    18,615               0.62%
ELECTRABEL                                Utilities - Electrical & Gas            18,199               0.61%
DANONE (GROUPE)                             Food & Household Products             18,112               0.61%
PROMODES                                          Merchandising                   18,057               0.61%
RHONE-POULENC                                Health & Personal Care               18,051               0.60%
SAP VORZUG                                 Business & Public Services             17,210               0.58%
PARIBAS                                              Banking                      17,203               0.58%
BNP BANQUE NTLE PARIS                                Banking                      16,833               0.56%
SAINT-GOBAIN                             Building Materials & Components          16,822               0.56%
KBC BANCASSURANCE                                    Banking                      16,633               0.56%
HEINEKEN NV                                    Beverages & Tobacco                15,634               0.52%
TRACTEBEL                                 Utilities - Electrical & Gas            15,518               0.52%
METRO STAMM                                       Merchandising                   15,125               0.51%
VIAG                                      Utilities - Electrical & Gas            14,501               0.49%
AKZO NOBEL                                          Chemicals                     13,277               0.44%
IBERDROLA                                 Utilities - Electrical & Gas            12,951               0.43%
CAP GEMINI SA                              Business & Public Services             12,904               0.43%
AIR LIQUIDE                                         Chemicals                     12,653               0.42%
BANCA COMMERCIALE ORD                                Banking                      12,267               0.41%
FIAT ORD                                           Automobiles                    11,929               0.40%
TNT POST GROEP                             Business & Public Services             11,763               0.39%
THYSSEN KRUPP                                    Metals - Steel                   11,738               0.39%
LAFARGE (FRANCE)                         Building Materials & Components          11,248               0.38%
ARGENTARIA CORP BANCARIA                             Banking                      11,162               0.37%
ALLIED IRISH BANKS                                   Banking                      11,155               0.37%
BANCA INTESA ORD                                     Banking                      10,888               0.36%
GAS NATURAL SDG                           Utilities - Electrical & Gas            10,533               0.35%
SCHNEIDER ELECTRIC                          Electrical & Electronics              10,520               0.35%
SONERA GROUP                                   Telecommunications                 10,501               0.35%
MEDIASET                                    Broadcasting & Publishing             10,451               0.35%
WOLTERS KLUWER                              Broadcasting & Publishing             10,278               0.34%
EDP ELECTRICIDADE PORT                    Utilities - Electrical & Gas            10,140               0.34%
OLIVETTI ORD                                   Telecommunications                 10,121               0.34%
BORD TELECOM EIREANN                           Telecommunications                 10,051               0.34%
INA                                                 Insurance                      9,714               0.33%
PREUSSAG                                         Multi-Industry                    9,404               0.32%
PEUGEOT SA                                         Automobiles                     9,211               0.31%
UPM-KYMMENE                                  Forest Products & Paper               9,205               0.31%
PORTUGAL TELECOM                               Telecommunications                  8,740               0.29%
ACCOR                                           Leisure & Tourism                  8,714               0.29%
CRH                                      Building Materials & Components           8,652               0.29%
CANAL +                                     Broadcasting & Publishing              8,646               0.29%
BOUYGUES ORD                                 Construction & Housing                7,971               0.27%
CASINO ORD                                        Merchandising                    7,889               0.26%


                                                                               Index Market         Weight in
                                                                              Capitalization       MSCI Index
Constituent Name                                 Industry Sector             (Millions of US$)         (%)
----------------                                 ---------------              ----------------         ---
ELSEVIER                                    Broadcasting & Publishing              7,686               0.26%
SCHERING                                     Health & Personal Care                7,490               0.25%
LUFTHANSA                                   Transportation - Airlines              7,255               0.24%
VALEO                                         Industrial Components                6,666               0.22%
LEGRAND ORD                                 Electrical & Electronics               6,649               0.22%
UCB (GROUPE)                                 Health & Personal Care                6,181               0.21%
THOMSON-CSF                              Aerospace & Military Technology           6,130               0.21%
BANK AUSTRIA                                         Banking                       6,011               0.20%
MICHELIN                                      Industrial Components                5,965               0.20%
SOLVAY                                              Chemicals                      5,928               0.20%
MEDIOBANCA                                           Banking                       5,921               0.20%
MERCK KGAA                                   Health & Personal Care                5,850               0.20%
BEIERSDORF                                   Health & Personal Care                5,652               0.19%
GETRONICS                                  Business & Public Services              5,515               0.18%
SODEXHO ALLIANCE                           Business & Public Services              5,497               0.18%
TIM RNC                                        Telecommunications                  5,438               0.18%
EDISON ORD                                Utilities - Electrical & Gas             5,303               0.18%
BCP BANCO COMERCIAL NOM                              Banking                       5,230               0.18%
TELECOM ITALIA RNC                             Telecommunications                  5,125               0.17%
HEIDELBERGER ZEMENT STAM                 Building Materials & Components           5,064               0.17%
LINDE                                        Machinery & Engineering               5,043               0.17%
LAGARDERE                                        Multi-Industry                    4,918               0.16%
PIRELLI SPA ORD                               Industrial Components                4,762               0.16%
PECHINEY ORD A                                Metals - Non-Ferrous                 4,747               0.16%
GROUPE BRUXELLES LAMBERT                         Multi-Industry                    4,668               0.16%
VERBUND OESTERR ELEK A                    Utilities - Electrical & Gas             4,623               0.15%
DELHAIZE-LE LION                                  Merchandising                    4,421               0.15%
MERITA A                                             Banking                       4,394               0.15%
AMB AACHENER & MUNCH BET                            Insurance                      4,362               0.15%
UNION ELECTRICA FENOSA                    Utilities - Electrical & Gas             4,345               0.15%
PERNOD RICARD                                  Beverages & Tobacco                 4,324               0.14%
DASSAULT SYSTEMES                          Business & Public Services              4,297               0.14%
ADIDAS-SALOMON                          Recreation, Other Consumer Goods           4,172               0.14%
ALITALIA                                    Transportation - Airlines              4,145               0.14%
RAS ORD                                             Insurance                      3,990               0.13%
KARSTADT                                          Merchandising                    3,948               0.13%
MONTEDISON ORD                                   Multi-Industry                    3,919               0.13%
USINOR                                           Metals - Steel                    3,764               0.13%
SIDEL                                        Machinery & Engineering               3,742               0.13%
MAN STAMM                                    Machinery & Engineering               3,704               0.12%
VOLKSWAGEN VORZUG                                  Automobiles                     3,635               0.12%
FOMENTO CONST Y CONTR                        Construction & Housing                3,562               0.12%
TABACALERA                                     Beverages & Tobacco                 3,534               0.12%
ESSILOR INTERNATIONAL                        Health & Personal Care                3,520               0.12%
BENETTON GROUP                                 Textiles & Apparel                  3,492               0.12%
ERIDANIA BEGHIN-SAY                         Food & Household Products              3,436               0.12%
SMURFIT (JEFFERSON)                          Forest Products & Paper               3,086               0.10%


                                                                               Index Market          Weight in
                                                                              Capitalization        MSCI Index
Constituent Name                                 Industry Sector             (Millions of US$)          (%)
----------------                                 ---------------              ----------------          ---
HOCHTIEF                                     Construction & Housing                3,039               0.10%
BANCO ESPIRITO SANTO                                 Banking                       2,980               0.10%
AUTOPISTAS CESA (ACESA)                    Business & Public Services              2,964               0.10%
ITALGAS                                   Utilities - Electrical & Gas             2,913               0.10%
CONTINENTAL                                   Industrial Components                2,901               0.10%
BIC                                     Recreation, Other Consumer Goods           2,897               0.10%
IRISH LIFE&PER.(IRISH PE                       Financial Services                  2,891               0.10%
SEITA                                          Beverages & Tobacco                 2,839               0.10%
JERONIMO MARTINS SGPS                             Merchandising                    2,741               0.09%
SAGEM                                       Electrical & Electronics               2,729               0.09%
OMV AG                                           Energy Sources                    2,708               0.09%
PATHE                                           Leisure & Tourism                  2,684               0.09%
COLRUYT                                           Merchandising                    2,632               0.09%
RWE VORZUG                                Utilities - Electrical & Gas             2,625               0.09%
TIETOENATOR (TIETO)                        Business & Public Services              2,609               0.09%
HAGEMEYER                                Wholesale & International Trade           2,583               0.09%
D'IETEREN                                          Automobiles                     2,570               0.09%
IMETAL                                    Misc. Materials & Commodities            2,552               0.09%
AXA COLONIA KONZ STAMM                              Insurance                      2,549               0.09%
EURAFRANCE                                     Financial Services                  2,428               0.08%
ALBA (CORP FINANCIERA)                           Multi-Industry                    2,415               0.08%
ITALCEMENTI ORD                          Building Materials & Components           2,342               0.08%
SOL MELIA                                       Leisure & Tourism                  2,336               0.08%
BRISA AUTO-ESTRADAS PORT                   Business & Public Services              2,323               0.08%
CIMPOR CIMENTOS DE PORT                  Building Materials & Components           2,295               0.08%
BPI SGPS NOM                                         Banking                       2,269               0.08%
AGUAS DE BARCELONA                         Business & Public Services              2,258               0.08%
HOOGOVENS (KON.)                                 Metals - Steel                    2,233               0.07%
UNIONE IMMOBILIARE                                 Real Estate                     2,232               0.07%
NATEXIS BQ POP.                                      Banking                       2,162               0.07%
GRUPO DRAGADOS                               Construction & Housing                2,116               0.07%
KERRY GROUP A                               Food & Household Products              2,105               0.07%
CBR (CIMENTERIES)                        Building Materials & Components           2,098               0.07%
MONDADORI ORD                               Broadcasting & Publishing              2,085               0.07%
KLM                                         Transportation - Airlines              2,032               0.07%
GECINA                                             Real Estate                     2,008               0.07%
RINASCENTE ORD                                    Merchandising                    2,004               0.07%
SAMPO INSURANCE CO A                                Insurance                      1,991               0.07%
BANCA POPOLARE MILANO                                Banking                       1,956               0.07%
PARMALAT FINANZIARIA                        Food & Household Products              1,947               0.07%
ACERINOX                                         Metals - Steel                    1,937               0.06%
BULGARI                                 Recreation, Other Consumer Goods           1,891               0.06%
OCE                                      Data Processing & Reproduction            1,782               0.06%
TECHNIP                                      Machinery & Engineering               1,755               0.06%
METSO CORP(VALMET-RAUMA)                     Machinery & Engineering               1,722               0.06%
BARCO                                    Electronic Comp. & Instruments            1,712               0.06%
UNIBAIL                                            Real Estate                     1,697               0.06%
SIMCO                                              Real Estate                     1,685               0.06%
GROUPE GTM                                   Construction & Housing                1,670               0.06%


                                                                               Index Market           Weight in
                                                                              Capitalization         MSCI Index
Constituent Name                                 Industry Sector             (Millions of US$)          (%)
----------------                                 ---------------              ----------------          ---
RAISIO GROUP V                              Food & Household Products              1,668               0.06%
VEDIOR                                     Business & Public Services              1,662               0.06%
WIENERBERGER BAUSTOFF                    Building Materials & Components           1,650               0.06%
OUTOKUMPU A                                   Metals - Non-Ferrous                 1,627               0.05%
FIAT PRIV                                          Automobiles                     1,626               0.05%
ZARDOYA OTIS                                 Machinery & Engineering               1,604               0.05%
CLUB MEDITERRANEE                               Leisure & Tourism                  1,555               0.05%
SGL CARBON                                Misc. Materials & Commodities            1,547               0.05%
BANCA INTESA RNC                                     Banking                       1,543               0.05%
ACS ACTIV. CONST. Y SVCS                     Construction & Housing                1,538               0.05%
DOUGLAS HOLDING                                   Merchandising                    1,529               0.05%
RYANAIR HOLDINGS                            Transportation - Airlines              1,523               0.05%
RAS RNC                                             Insurance                      1,496               0.05%
COFLEXIP                                   Energy Equipment & Services             1,410               0.05%
BUHRMANN                                 Wholesale & International Trade           1,335               0.04%
SONAE INVESTIMENTOS SGPS                          Merchandising                    1,331               0.04%
VA TECHNOLOGIE                               Machinery & Engineering               1,323               0.04%
GENERALI HOLDING VIENNA                             Insurance                      1,318               0.04%
IHC CALAND                                   Construction & Housing                1,301               0.04%
SAI ORD                                             Insurance                      1,290               0.04%
FIAT RNC                                           Automobiles                     1,284               0.04%
INDEPENDENT NEWS & MEDIA                    Broadcasting & Publishing              1,256               0.04%
VALLEHERMOSO                                       Real Estate                     1,206               0.04%
AUSTRIA TABAK                                  Beverages & Tobacco                 1,199               0.04%
SEB                                      Appliances & Household Durables           1,173               0.04%
CASINO ADP                                        Merchandising                    1,147               0.04%
MAPFRE (CORPORACION)                                Insurance                      1,141               0.04%
KESKO B                                  Wholesale & International Trade           1,140               0.04%
SIRTI                                        Construction & Housing                1,139               0.04%
TELEPIZZA                                       Leisure & Tourism                  1,120               0.04%
CORTEFIEL                                         Merchandising                    1,119               0.04%
METROVACESA                                        Real Estate                     1,118               0.04%
BUDERUS                                  Building Materials & Components           1,115               0.04%
ZODIAC                                   Aerospace & Military Technology           1,100               0.04%
DYCKERHOFF VORZUG                        Building Materials & Components           1,059               0.04%
BEKAERT                                       Industrial Components                1,040               0.03%
UNION MINIERE                                 Metals - Non-Ferrous                 1,026               0.03%
POHJOLA GROUP B                                     Insurance                      1,023               0.03%
RAUTARUUKKI                                      Metals - Steel                     998                0.03%
AZUCARERA EBRO AGRICOLAS                    Food & Household Products               976                0.03%
MAN VORZUG                                   Machinery & Engineering                949                0.03%
POHJOLA GROUP A                                     Insurance                       936                0.03%
CARTIERE BURGO ORD                           Forest Products & Paper                930                0.03%
BILFINGER + BERGER                           Construction & Housing                 869                0.03%
GROHE (FRIEDRICH) VORZUG                 Building Materials & Components            857                0.03%
PAKHOED (KON.)                             Energy Equipment & Services              848                0.03%
KONE B                                       Machinery & Engineering                834                0.03%
FLUGHAFEN WIEN                             Business & Public Services               831                0.03%
AGIV                                             Multi-Industry                     827                0.03%


                                                                               Index Market          Weight in
                                                                              Capitalization        MSCI Index
Constituent Name                                 Industry Sector             (Millions of US$)          (%)
----------------                                 ---------------              ----------------          ---
HARTWALL A                                     Beverages & Tobacco                  817                0.03%
BONGRAIN                                    Food & Household Products               807                0.03%
MAGNETI MARELLI ORD                           Industrial Components                 801                0.03%
SNIA BPD ORD                                     Multi-Industry                     798                0.03%
AUSTRIAN AIRLINES                           Transportation - Airlines               792                0.03%
METRO VORZUG                                      Merchandising                     735                0.02%
KEMIRA                                              Chemicals                       735                0.02%
WATERFORD WEDGWOOD UNIT                 Recreation, Other Consumer Goods            733                0.02%
GLAVERBEL (GROUPE)                        Misc. Materials & Commodities             727                0.02%
METRA CORP B                                     Multi-Industry                     723                0.02%
DCC                                              Multi-Industry                     683                0.02%
STORK (VER MACHINE.)                         Machinery & Engineering                669                0.02%
GREENCORE GROUP                             Food & Household Products               658                0.02%
ASKO                                     Building Materials & Components            654                0.02%
NEDLLOYD (KON.)                           Transportation - Road & Rail              652                0.02%
PORTLAND VALDERRIVAS                     Building Materials & Components            644                0.02%
FAG KUGELFISCHER                              Industrial Components                 641                0.02%
PROSEGUR                                   Business & Public Services               592                0.02%
SOMMER-ALLIBERT                               Industrial Components                 589                0.02%
PORTUCEL INDUSTRIAL                          Forest Products & Paper                588                0.02%
MAYR-MELNHOF KARTON                       Misc. Materials & Commodities             575                0.02%
INSTRUMENTARIUM CORP A                       Health & Personal Care                 574                0.02%
IMPREGILO ORD                                Construction & Housing                 566                0.02%
FYFFES                                      Food & Household Products               561                0.02%
FINNLINES                                   Transportation - Shipping               553                0.02%
ASTURIANA DE ZINC                             Metals - Non-Ferrous                  553                0.02%
SEGUROS TRANQUILIDADE                               Insurance                       532                0.02%
URBIS (INMOBILIARIA)                               Real Estate                      529                0.02%
BOEHLER-UDDEHOLM                                 Metals - Steel                     529                0.02%
CPR                                            Financial Services                   528                0.02%
ITALCEMENTI RNC                          Building Materials & Components            512                0.02%
VISCOFAN                                  Misc. Materials & Commodities             490                0.02%
JURYS DOYLE HOTEL GROUP                         Leisure & Tourism                   488                0.02%
RENO MEDICI A ORD                            Forest Products & Paper                460                0.02%
LANE G.MARZOTTO ORD                            Textiles & Apparel                   459                0.02%
URALITA                                  Building Materials & Components            448                0.01%
STOCKMANN A                                       Merchandising                     447                0.01%
MONTEDISON RNC                                   Multi-Industry                     445                0.01%
PULEVA                                      Food & Household Products               439                0.01%
DEUTZ                                        Machinery & Engineering                437                0.01%
AMER-YHTYMAE A                                   Multi-Industry                     433                0.01%
ENCE EMPR NAC CELULOSAS                      Forest Products & Paper                426                0.01%
AXA COLONIA KONZ VORZUG                             Insurance                       422                0.01%
IWKA                                         Machinery & Engineering                414                0.01%
HOLLANDSCHE BETON GROEP                      Construction & Housing                 409                0.01%
BBAG OESTERR BRAU STAMM                        Beverages & Tobacco                  409                0.01%
RHI                                       Misc. Materials & Commodities             395                0.01%
CHARGEURS                                      Textiles & Apparel                   394                0.01%
CMB                                         Transportation - Shipping               382                0.01%


                                                                               Index Market         Weight in
                                                                              Capitalization       MSCI Index
Constituent Name                                 Industry Sector             (Millions of US$)         (%)
----------------                                 ---------------              ----------------         ---
RHEINMETALL STAMM                        Aerospace & Military Technology            380                0.01%
STOCKMANN B                                       Merchandising                     379                0.01%
SAI RNC                                             Insurance                       368                0.01%
FAES                                         Health & Personal Care                 367                0.01%
CLONDALKIN GROUP UNIT                     Misc. Materials & Commodities             364                0.01%
UNICER UNIAO CERVEJEIRA                        Beverages & Tobacco                  362                0.01%
NORD-EST                                  Misc. Materials & Commodities             352                0.01%
CEMENTIR                                 Building Materials & Components            335                0.01%
AGUILA (EL)                                    Beverages & Tobacco                  334                0.01%
INSTRUMENTARIUM CORP B                       Health & Personal Care                 315                0.01%
GENERALE GEOPHYSIQUE                       Energy Equipment & Services              309                0.01%
BWT STAMM                                    Machinery & Engineering                308                0.01%
IRISH CONTINENTAL GROUP                     Transportation - Shipping               307                0.01%
BRAU & BRUNNEN                                 Beverages & Tobacco                  289                0.01%
RHEINMETALL VORZUG                       Aerospace & Military Technology            286                0.01%
INAPA                                        Forest Products & Paper                275                0.01%
METRA CORP A                                     Multi-Industry                     251                0.01%
TULLOW OIL                                       Energy Sources                     250                0.01%
SALAMANDER                                     Textiles & Apparel                   218                0.01%
RINASCENTE RNC                                    Merchandising                     216                0.01%
DANIELI & CO ORD                             Machinery & Engineering                215                0.01%
LENZING                                             Chemicals                       206                0.01%
HOLSTEN-BRAUEREI                               Beverages & Tobacco                  200                0.01%
SKIS ROSSIGNOL                          Recreation, Other Consumer Goods            185                0.01%
ERCROS                                              Chemicals                       170                0.01%
PIRELLI SPA RNC                               Industrial Components                 165                0.01%
RINASCENTE PRIV                                   Merchandising                     163                0.01%
STRABAG                                      Construction & Housing                 161                0.01%
BAU HOLDING STAMM                            Construction & Housing                 157                0.01%
UNIVERSALE-BAU                               Construction & Housing                 152                0.01%
CORTICEIRA AMORIM                         Misc. Materials & Commodities             145                0.00%
ENGIL SGPS                                   Construction & Housing                 140                0.00%
AUSTRIA MIKRO SYSTEME                    Electronic Comp. & Instruments             113                0.00%
DANIELI & CO RNC                             Machinery & Engineering                113                0.00%
ESCADA STAMM                                   Textiles & Apparel                   107                0.00%
ESCADA VORZUG                                  Textiles & Apparel                   100                0.00%
CIN CORP IND'L DO NORTE                             Chemicals                       98                 0.00%
EFACEC CAPITAL SGPS                         Electrical & Electronics                88                 0.00%
LANE G.MARZOTTO RISP                           Textiles & Apparel                   87                 0.00%
COLEP PORTUGAL                            Misc. Materials & Commodities             78                 0.00%
SOARES DA COSTA                              Construction & Housing                 71                 0.00%
SNIA BPD RNC                                     Multi-Industry                     59                 0.00%
SOMAGUE SGPS                                 Construction & Housing                 58                 0.00%
BAU HOLDING VORZUG                           Construction & Housing                 58                 0.00%
HERLITZ STAMM                              Business & Public Services               51                 0.00%
HERLITZ VORZUG                             Business & Public Services               33                 0.00%


                                                                    APPENDIX A-7

                     MSCI FRANCE INDEX AS OF AUGUST 31, 1999

                                                                               Index Market          Weight in
                                                                              Capitalization        MSCI Index
Constituent Name                                Industry Sector             (Millions of US$)           (%)
----------------                                ---------------              ----------------           ---
FRANCE TELECOM                                 Telecommunications                 79,762              10.07%
ELF AQUITAINE                                    Energy Sources                   48,543               6.13%
TOTAL FINA (TOTAL SA)                            Energy Sources                   45,148               5.70%
AXA                                                Insurance                      43,881               5.54%
LOREAL                                       Health & Personal Care               43,667               5.51%
VIVENDI                                    Business & Public Services             41,761               5.27%
CARREFOUR                                        Merchandising                    37,912               4.78%
ALCATEL                                     Electrical & Electronics              30,434               3.84%
SANOFI-SYNTHELABO                            Health & Personal Care               30,420               3.84%
LVMH                                    Recreation, Other Consumer Goods          29,798               3.76%
SUEZ LYONNAISE DES EAUX                    Business & Public Services             25,250               3.19%
SOCIETE GENERALE                                    Banking                       20,350               2.57%
PINAULT-PRINT.-REDOUTE                           Merchandising                    20,343               2.57%
DANONE (GROUPE)                            Food & Household Products              18,112               2.29%
PROMODES                                         Merchandising                    18,057               2.28%
RHONE-POULENC                                Health & Personal Care               18,051               2.28%
PARIBAS                                             Banking                       17,203               2.17%
BNP BANQUE NTLE PARIS                               Banking                       16,833               2.12%
SAINT-GOBAIN                            Building Materials & Components           16,822               2.12%
CAP GEMINI SA                              Business & Public Services             12,904               1.63%
AIR LIQUIDE                                        Chemicals                      12,653               1.60%
LAFARGE (FRANCE)                        Building Materials & Components           11,248               1.42%
SCHNEIDER ELECTRIC                          Electrical & Electronics              10,520               1.33%
PEUGEOT SA                                        Automobiles                     9,211                1.16%
ACCOR                                          Leisure & Tourism                  8,714                1.10%
CANAL +                                    Broadcasting & Publishing              8,646                1.09%
BOUYGUES ORD                                 Construction & Housing               7,971                1.01%
CASINO ORD                                       Merchandising                    7,889                1.00%
VALEO                                        Industrial Components                6,666                0.84%
LEGRAND ORD                                 Electrical & Electronics              6,649                0.84%
THOMSON-CSF                             Aerospace & Military Technology           6,130                0.77%
MICHELIN                                     Industrial Components                5,965                0.75%
SODEXHO ALLIANCE                           Business & Public Services             5,497                0.69%
LAGARDERE                                        Multi-Industry                   4,918                0.62%
PECHINEY ORD A                                Metals - Non-Ferrous                4,747                0.60%
PERNOD RICARD                                 Beverages & Tobacco                 4,324                0.55%
DASSAULT SYSTEMES                          Business & Public Services             4,297                0.54%
USINOR                                           Metals - Steel                   3,764                0.47%
SIDEL                                       Machinery & Engineering               3,742                0.47%
ESSILOR INTERNATIONAL                        Health & Personal Care               3,520                0.44%
ERIDANIA BEGHIN-SAY                        Food & Household Products              3,436                0.43%
BIC                                     Recreation, Other Consumer Goods          2,897                0.37%
SEITA                                         Beverages & Tobacco                 2,839                0.36%
SAGEM                                       Electrical & Electronics              2,729                0.34%
PATHE                                          Leisure & Tourism                  2,684                0.34%
IMETAL                                   Misc. Materials & Commodities            2,552                0.32%

                                                                               Index Market          Weight in
                                                                              Capitalization        MSCI Index
Constituent Name                                Industry Sector             (Millions of US$)           (%)
----------------                                ---------------              ----------------           ---
EURAFRANCE                                     Financial Services                 2,428                0.31%
NATEXIS BQ POP.                                     Banking                       2,162                0.27%
GECINA                                            Real Estate                     2,008                0.25%
TECHNIP                                     Machinery & Engineering               1,755                0.22%
UNIBAIL                                           Real Estate                     1,697                0.21%
SIMCO                                             Real Estate                     1,685                0.21%
GROUPE GTM                                   Construction & Housing               1,670                0.21%
CLUB MEDITERRANEE                              Leisure & Tourism                  1,555                0.20%
COFLEXIP                                  Energy Equipment & Services             1,410                0.18%
SEB                                     Appliances & Household Durables           1,173                0.15%
CASINO ADP                                       Merchandising                    1,147                0.14%
ZODIAC                                  Aerospace & Military Technology           1,100                0.14%
BONGRAIN                                   Food & Household Products               807                 0.10%
SOMMER-ALLIBERT                              Industrial Components                 589                 0.07%
CPR                                            Financial Services                  528                 0.07%
CHARGEURS                                      Textiles & Apparel                  394                 0.05%
NORD-EST                                 Misc. Materials & Commodities             352                 0.04%
GENERALE GEOPHYSIQUE                      Energy Equipment & Services              309                 0.04%
SKIS ROSSIGNOL                          Recreation, Other Consumer Goods           185                 0.02%

                                                                    APPENDIX A-8

                    MSCI GERMANY INDEX AS OF AUGUST 31, 1999

                                                                               Index Market          Weight in
                                                                              Capitalization        MSCI Index
Constituent Name                                Industry Sector             (Millions of US$)           (%)
----------------                                ---------------              ----------------           ---
DEUTSCHE TELEKOM                               Telecommunications                107,821              13.88%
DAIMLERCHRYSLER                                   Automobiles                     75,177               9.68%
ALLIANZ                                            Insurance                      63,897               8.23%
MANNESMANN                                     Telecommunications                 58,849               7.58%
SIEMENS                                     Electrical & Electronics              49,392               6.36%
DEUTSCHE BANK NAMEN                                 Banking                       41,670               5.37%
MUENCHENER RUECKVERSICH.                           Insurance                      33,265               4.28%
VEBA                                      Utilities - Electrical & Gas            31,397               4.04%
BAYER                                              Chemicals                      31,381               4.04%
BASF                                               Chemicals                      27,596               3.55%
HYPOVEREINSBK(BAYER.HYPO                            Banking                       24,089               3.10%
DRESDNER BANK                                       Banking                       23,526               3.03%
SAP STAMM                                  Business & Public Services             21,391               2.75%
RWE STAMM                                 Utilities - Electrical & Gas            20,010               2.58%
VOLKSWAGEN STAMM                                  Automobiles                     18,615               2.40%
SAP VORZUG                                 Business & Public Services             17,210               2.22%
METRO STAMM                                      Merchandising                    15,125               1.95%
VIAG                                      Utilities - Electrical & Gas            14,501               1.87%
THYSSEN KRUPP                                    Metals - Steel                   11,738               1.51%
PREUSSAG                                         Multi-Industry                   9,404                1.21%
SCHERING                                     Health & Personal Care               7,490                0.96%
LUFTHANSA                                  Transportation - Airlines              7,255                0.93%
MERCK KGAA                                   Health & Personal Care               5,850                0.75%
BEIERSDORF                                   Health & Personal Care               5,652                0.73%
HEIDELBERGER ZEMENT STAM                Building Materials & Components           5,064                0.65%
LINDE                                       Machinery & Engineering               5,043                0.65%
AMB AACHENER & MUNCH BET                           Insurance                      4,362                0.56%
ADIDAS-SALOMON                          Recreation, Other Consumer Goods          4,172                0.54%
KARSTADT                                         Merchandising                    3,948                0.51%
MAN STAMM                                   Machinery & Engineering               3,704                0.48%
VOLKSWAGEN VORZUG                                 Automobiles                     3,635                0.47%
HOCHTIEF                                     Construction & Housing               3,039                0.39%
CONTINENTAL                                  Industrial Components                2,901                0.37%
RWE VORZUG                                Utilities - Electrical & Gas            2,625                0.34%
AXA COLONIA KONZ STAMM                             Insurance                      2,549                0.33%
SGL CARBON                               Misc. Materials & Commodities            1,547                0.20%
DOUGLAS HOLDING                                  Merchandising                    1,529                0.20%
BUDERUS                                 Building Materials & Components           1,115                0.14%
DYCKERHOFF VORZUG                       Building Materials & Components           1,059                0.14%
MAN VORZUG                                  Machinery & Engineering                949                 0.12%
BILFINGER + BERGER                           Construction & Housing                869                 0.11%
GROHE (FRIEDRICH) VORZUG                Building Materials & Components            857                 0.11%
AGIV                                             Multi-Industry                    827                 0.11%

                                                                               Index Market          Weight in
                                                                              Capitalization        MSCI Index
Constituent Name                                Industry Sector             (Millions of US$)           (%)
----------------                                ---------------              ----------------           ---
METRO VORZUG                                     Merchandising                     735                 0.09%
FAG KUGELFISCHER                             Industrial Components                 641                 0.08%
DEUTZ                                       Machinery & Engineering                437                 0.06%
AXA COLONIA KONZ VORZUG                            Insurance                       422                 0.05%
IWKA                                        Machinery & Engineering                414                 0.05%
RHEINMETALL STAMM                       Aerospace & Military Technology            380                 0.05%
BRAU & BRUNNEN                                Beverages & Tobacco                  289                 0.04%
RHEINMETALL VORZUG                      Aerospace & Military Technology            286                 0.04%
SALAMANDER                                     Textiles & Apparel                  218                 0.03%
HOLSTEN-BRAUEREI                              Beverages & Tobacco                  200                 0.03%
STRABAG                                      Construction & Housing                161                 0.02%
ESCADA STAMM                                   Textiles & Apparel                  107                 0.01%
ESCADA VORZUG                                  Textiles & Apparel                  100                 0.01%
HERLITZ STAMM                              Business & Public Services               51                 0.01%
HERLITZ VORZUG                             Business & Public Services               33                 0.00%

                                                                   APPENDIX A-9

                   MSCI HONG KONG INDEX AS OF AUGUST 31, 1999

                                                                               Index Market          Weight in
                                                                              Capitalization        MSCI Index
Constituent Name                                Industry Sector             (Millions of US$)           (%)
----------------                                ---------------              ----------------           ---
HUTCHISON WHAMPOA                                Multi-Industry                   37,809              19.48%
CABLE &WIREL. HKT(HK TEL                       Telecommunications                 27,182              14.01%
HANG SENG BANK                                      Banking                       21,605              11.13%
SUN HUNG KAI PROPERTIES                           Real Estate                     20,561              10.60%
CHEUNG KONG HOLDINGS                              Real Estate                     19,972              10.29%
CLP HOLDINGS                              Utilities - Electrical & Gas            11,604               5.98%
SWIRE PACIFIC A                                  Multi-Industry                   8,015                4.13%
HONGKONG CHINA GAS                        Utilities - Electrical & Gas            6,621                3.41%
WHARF HOLDINGS                                    Real Estate                     6,236                3.21%
CATHAY PACIFIC AIRWAYS                     Transportation - Airlines              5,753                2.96%
NEW WORLD DEVELOPMENT                             Real Estate                     5,103                2.63%
JOHNSON ELECTRIC HLDGS                      Electrical & Electronics              4,140                2.13%
BANK EAST ASIA                                      Banking                       3,183                1.64%
SHANGRI-LA ASIA                                Leisure & Tourism                  2,033                1.05%
TELEVISION BROADCASTS                      Broadcasting & Publishing              1,952                1.01%
SINO LAND                                         Real Estate                     1,741                0.90%
HANG LUNG DEVELOPMENT CO                          Real Estate                     1,531                0.79%
HYSAN DEVELOPMENT                                 Real Estate                     1,342                0.69%
SOUTH CHINA MORNING POST                   Broadcasting & Publishing              1,098                0.57%
WING LUNG BANK                                      Banking                        960                 0.49%
HONGKONG SHANGHAI HOTEL                        Leisure & Tourism                   916                 0.47%
GIORDANO INTERNATIONAL                           Merchandising                     648                 0.33%
VARITRONIX INTERNATIONAL                 Misc. Materials & Commodities             629                 0.32%
MIRAMAR HOTEL & INVEST.                           Real Estate                      624                 0.32%
HOPEWELL HOLDINGS                                Multi-Industry                    609                 0.31%
REGAL HOTELS INT'L                             Leisure & Tourism                   420                 0.22%
HONGKONG AIRCRAFT HAECO                 Aerospace & Military Technology            327                 0.17%
SHUN TAK HOLDINGS                          Transportation - Shipping               324                 0.17%
CHINESE ESTATES HOLDINGS                          Real Estate                      313                 0.16%
HONGKONG CONST (KUMAGAI                      Construction & Housing                247                 0.13%
ORIENTAL PRESS GROUP                       Broadcasting & Publishing               234                 0.12%
ELEC & ELTEK INT'L HLDGS                 Electronic Comp. & Instruments            167                 0.09%
TAI CHEUNG HOLDINGS                               Real Estate                      151                 0.08%

                                                                   APPENDIX A-10

                     MSCI ITALY INDEX AS OF AUGUST 31, 1999

                                                                                Index Market          Weight in
                                                                               Capitalization        MSCI Index
Constituent Name                                 Industry Sector             (Millions of US$)           (%)
----------------                                 ---------------              ----------------           ---
ENI                                               Energy Sources                   48,166              14.17%
TIM ORD                                         Telecommunications                 38,548              11.34%
TELECOM ITALIA ORD                              Telecommunications                 37,281              10.96%
ASSICURAZIONI GENERALI                              Insurance                      34,750              10.22%
UNICREDITO ITALIANO ORD                              Banking                       22,472               6.61%
SAN PAOLO-IMI ORD                                    Banking                       18,885               5.55%
BANCA COMMERCIALE ORD                                Banking                       12,267               3.61%
FIAT ORD                                           Automobiles                     11,929               3.51%
BANCA INTESA ORD                                     Banking                       10,888               3.20%
MEDIASET                                    Broadcasting & Publishing              10,451               3.07%
OLIVETTI ORD                                    Telecommunications                 10,121               2.98%
INA                                                 Insurance                      9,714                2.86%
MEDIOBANCA                                           Banking                       5,921                1.74%
TIM RNC                                         Telecommunications                 5,438                1.60%
EDISON ORD                                 Utilities - Electrical & Gas            5,303                1.56%
TELECOM ITALIA RNC                              Telecommunications                 5,125                1.51%
PIRELLI SPA ORD                               Industrial Components                4,762                1.40%
ALITALIA                                    Transportation - Airlines              4,145                1.22%
RAS ORD                                             Insurance                      3,990                1.17%
MONTEDISON ORD                                    Multi-Industry                   3,919                1.15%
BENETTON GROUP                                  Textiles & Apparel                 3,492                1.03%
ITALGAS                                    Utilities - Electrical & Gas            2,913                0.86%
ITALCEMENTI ORD                          Building Materials & Components           2,342                0.69%
UNIONE IMMOBILIARE                                 Real Estate                     2,232                0.66%
MONDADORI ORD                               Broadcasting & Publishing              2,085                0.61%
RINASCENTE ORD                                    Merchandising                    2,004                0.59%
BANCA POPOLARE MILANO                                Banking                       1,956                0.58%
PARMALAT FINANZIARIA                        Food & Household Products              1,947                0.57%
BULGARI                                  Recreation, Other Consumer Goods          1,891                0.56%
FIAT PRIV                                          Automobiles                     1,626                0.48%
BANCA INTESA RNC                                     Banking                       1,543                0.45%
RAS RNC                                             Insurance                      1,496                0.44%
SAI ORD                                             Insurance                      1,290                0.38%
FIAT RNC                                           Automobiles                     1,284                0.38%
SIRTI                                         Construction & Housing               1,139                0.33%
CARTIERE BURGO ORD                           Forest Products & Paper                930                 0.27%
MAGNETI MARELLI ORD                           Industrial Components                 801                 0.24%
SNIA BPD ORD                                      Multi-Industry                    798                 0.23%
IMPREGILO ORD                                 Construction & Housing                566                 0.17%
ITALCEMENTI RNC                          Building Materials & Components            512                 0.15%
RENO MEDICI A ORD                            Forest Products & Paper                460                 0.14%
LANE G.MARZOTTO ORD                             Textiles & Apparel                  459                 0.13%
MONTEDISON RNC                                    Multi-Industry                    445                 0.13%
SAI RNC                                             Insurance                       368                 0.11%
CEMENTIR                                 Building Materials & Components            335                 0.10%
RINASCENTE RNC                                    Merchandising                     216                 0.06%

                                                                                Index Market          Weight in
                                                                               Capitalization        MSCI Index
Constituent Name                                 Industry Sector             (Millions of US$)           (%)
----------------                                 ---------------              ----------------           ---
DANIELI & CO ORD                             Machinery & Engineering                215                 0.06%
PIRELLI SPA RNC                               Industrial Components                 165                 0.05%
RINASCENTE PRIV                                   Merchandising                     163                 0.05%
DANIELI & CO RNC                             Machinery & Engineering                113                 0.03%
LANE G.MARZOTTO RISP                            Textiles & Apparel                   87                 0.03%
SNIA BPD RNC                                      Multi-Industry                     59                 0.02%

                                                                   APPENDIX A-11

                     MSCI JAPAN INDEX AS OF AUGUST 31, 1999

                                                                                Index Market          Weight in
                                                                               Capitalization        MSCI Index
Constituent Name                                 Industry Sector             (Millions of US$)           (%)
----------------                                 ---------------              ----------------           ---
NTT CORP                                        Telecommunications                142,801               6.92%
TOYOTA MOTOR CORP                                  Automobiles                    110,888               5.38%
BANK TOKYO-MITSUBISHI                                Banking                       69,719               3.38%
FUJITSU                                   Data Processing & Reproduction           54,964               2.67%
SONY CORP                                Appliances & Household Durables           53,114               2.58%
TAKEDA CHEMICAL IND                           Health & Personal Care               44,608               2.16%
SUMITOMO BANK                                        Banking                       42,971               2.08%
MATSUSHITA ELECT IND'L                   Appliances & Household Durables           40,628               1.97%
HONDA MOTOR CO                                     Automobiles                     39,103               1.90%
FUJI BANK                                            Banking                       35,469               1.72%
HITACHI                                      Electrical & Electronics              33,822               1.64%
TOKYO ELECTRIC POWER CO                    Utilities - Electrical & Gas            31,463               1.53%
ITO-YOKADO CO                                     Merchandising                    30,556               1.48%
NOMURA SECURITIES CO                            Financial Services                 28,734               1.39%
INDUSTRIAL BANK OF JAPAN                             Banking                       26,842               1.30%
NEC CORP                                     Electrical & Electronics              26,413               1.28%
CANON INC                                 Data Processing & Reproduction           25,401               1.23%
EAST JAPAN RAILWAY CO                      Transportation - Road & Rail            24,187               1.17%
BRIDGESTONE CORP                              Industrial Components                23,972               1.16%
ROHM CO                                   Electronic Comp. & Instruments           23,399               1.13%
SAKURA BANK                                          Banking                       21,599               1.05%
DENSO CORP                                    Industrial Components                19,947               0.97%
MURATA MANUFACTURING CO                   Electronic Comp. & Instruments           19,250               0.93%
FUJI PHOTO FILM CO                       Recreation, Other Consumer Goods          18,774               0.91%
KANSAI ELECTRIC POWER CO                   Utilities - Electrical & Gas            18,744               0.91%
TOKIO MARINE & FIRE                                 Insurance                      18,233               0.88%
NIPPON STEEL CORP                                 Metals - Steel                   17,818               0.86%
KAO CORP                                    Food & Household Products              17,620               0.85%
SHARP CORP                               Appliances & Household Durables           17,158               0.83%
ASAHI BANK                                           Banking                       16,997               0.82%
SHIN-ETSU CHEMICAL CO                               Chemicals                      16,736               0.81%
SECOM CO                                    Business & Public Services             15,870               0.77%
YAMANOUCHI PHARM.                             Health & Personal Care               15,331               0.74%
ACOM CO                                         Financial Services                 14,858               0.72%
MITSUBISHI HEAVY IND                         Machinery & Engineering               14,674               0.71%
NISSAN MOTOR CO                                    Automobiles                     14,623               0.71%
TAISHO PHARMACEUTICAL CO                      Health & Personal Care               14,527               0.70%
FANUC                                     Electronic Comp. & Instruments           14,417               0.70%
TOKAI BANK                                           Banking                       14,293               0.69%
MITSUBISHI TRUST                                     Banking                       13,659               0.66%
ADVANTEST CORP                            Electronic Comp. & Instruments           13,454               0.65%
MITSUBISHI ESTATE CO                               Real Estate                     13,413               0.65%
MITSUBISHI CORP                          Wholesale & International Trade           13,021               0.63%
SANKYO CO                                     Health & Personal Care               12,763               0.62%
KYOCERA CORP                              Electronic Comp. & Instruments           12,498               0.61%

                                                                                Index Market          Weight in
                                                                               Capitalization        MSCI Index
Constituent Name                                 Industry Sector             (Millions of US$)           (%)
----------------                                 ---------------              ----------------           ---
KIRIN BREWERY CO                               Beverages & Tobacco                 12,482               0.61%
DAI NIPPON PRINTING CO                      Business & Public Services             12,399               0.60%
TOKYO ELECTRON                            Electronic Comp. & Instruments           12,263               0.59%
DAIWA SECURITIES GROUP                          Financial Services                 12,036               0.58%
MITSUI & CO                              Wholesale & International Trade           11,136               0.54%
MITSUBISHI ELECTRIC CORP                     Electrical & Electronics              10,849               0.53%
YAMATO TRANSPORT CO                        Transportation - Road & Rail            10,459               0.51%
SMC CORP                                     Machinery & Engineering               10,145               0.49%
SUMITOMO ELECTRIC IND                         Industrial Components                9,896                0.48%
TOPPAN PRINTING CO                          Business & Public Services             8,930                0.43%
SHIZUOKA BANK                                        Banking                       8,664                0.42%
SUMITOMO CHEMICAL CO                                Chemicals                      8,312                0.40%
SANYO ELECTRIC CO                        Appliances & Household Durables           8,250                0.40%
NIPPON EXPRESS CO                          Transportation - Road & Rail            8,201                0.40%
KINKI NIPPON RAILWAY CO                    Transportation - Road & Rail            8,099                0.39%
OSAKA GAS CO                               Utilities - Electrical & Gas            7,982                0.39%
TOHOKU ELECTRIC POWER CO                   Utilities - Electrical & Gas            7,980                0.39%
ASAHI CHEMICAL IND CO                               Chemicals                      7,697                0.37%
SEKISUI HOUSE                                 Construction & Housing               7,672                0.37%
SUMITOMO CORP                            Wholesale & International Trade           7,572                0.37%
ASAHI BREWERIES                                Beverages & Tobacco                 7,557                0.37%
ASAHI GLASS CO                            Misc. Materials & Commodities            7,417                0.36%
KAWASAKI STEEL CORP                               Metals - Steel                   7,414                0.36%
AJINOMOTO CO                                Food & Household Products              7,410                0.36%
TORAY INDUSTRIES                                    Chemicals                      7,183                0.35%
OJI PAPER CO                                 Forest Products & Paper               7,163                0.35%
MITSUBISHI CHEMICAL CORP                            Chemicals                      7,018                0.34%
HOYA CORP                                 Electronic Comp. & Instruments           6,948                0.34%
TOKYO GAS CO                               Utilities - Electrical & Gas            6,920                0.34%
EISAI CO                                      Health & Personal Care               6,840                0.33%
JAPAN AIRLINES CO                           Transportation - Airlines              6,831                0.33%
MITSUI FUDOSAN CO                                  Real Estate                     6,603                0.32%
NIPPON MTB OIL(NIPPON OI                          Energy Sources                   6,499                0.32%
JUSCO CO                                          Merchandising                    6,285                0.30%
NIKON CORP                                Electronic Comp. & Instruments           6,262                0.30%
ORIX CORP                                       Financial Services                 6,236                0.30%
NIPPON PAPER IND CO                          Forest Products & Paper               6,229                0.30%
KOMATSU                                      Machinery & Engineering               6,186                0.30%
MARUI CO                                          Merchandising                    6,153                0.30%
SHISEIDO CO                                   Health & Personal Care               5,825                0.28%
DAIWA HOUSE IND CO                            Construction & Housing               5,256                0.25%
OMRON CORP                                   Electrical & Electronics              5,241                0.25%
ALPS ELECTRIC CO                          Electronic Comp. & Instruments           5,196                0.25%
TOYO SEIKAN KAISHA                        Misc. Materials & Commodities            5,161                0.25%
HIROSE ELECTRIC CO                        Electronic Comp. & Instruments           4,996                0.24%
SUMITOMO METAL IND                                Metals - Steel                   4,870                0.24%
MINEBEA CO                                    Industrial Components                4,789                0.23%
KONAMI CO                                   Business & Public Services             4,646                0.23%
TOYODA AUTOMATIC LOOM                        Machinery & Engineering               4,630                0.22%
TOSTEM CORP                              Building Materials & Components           4,493                0.22%

                                                                                Index Market          Weight in
                                                                               Capitalization        MSCI Index
Constituent Name                                 Industry Sector             (Millions of US$)           (%)
----------------                                 ---------------              ----------------           ---
KUBOTA CORP                                  Machinery & Engineering               4,448                0.22%
NIPPON YUSEN K.K                            Transportation - Shipping              4,445                0.22%
NITTO DENKO CORP                          Misc. Materials & Commodities            4,375                0.21%
SUMITOMO MARINE & FIRE                              Insurance                      4,371                0.21%
KURARAY CO                                          Chemicals                      4,368                0.21%
ITOCHU CORP                              Wholesale & International Trade           4,355                0.21%
MITSUI MARINE & FIRE                                Insurance                      4,315                0.21%
DAIICHI PHARMACEUTICAL                        Health & Personal Care               4,248                0.21%
KAJIMA CORP                                   Construction & Housing               4,147                0.20%
OBAYASHI CORP                                 Construction & Housing               4,017                0.19%
KANEKA CORP                                         Chemicals                      4,007                0.19%
OLYMPUS OPTICAL CO                        Electronic Comp. & Instruments           3,934                0.19%
TEIJIN                                              Chemicals                      3,842                0.19%
UNI-CHARM CORP                                Health & Personal Care               3,802                0.18%
CREDIT SAISON CO                                Financial Services                 3,765                0.18%
SEVENTY-SEVEN BANK                                   Banking                       3,744                0.18%
SANRIO CO                                Recreation, Other Consumer Goods          3,718                0.18%
NGK INSULATORS                                Industrial Components                3,716                0.18%
FURUKAWA ELECTRIC CO                          Industrial Components                3,642                0.18%
NSK                                           Industrial Components                3,607                0.17%
JOYO BANK                                            Banking                       3,550                0.17%
EBARA CORP                                   Machinery & Engineering               3,541                0.17%
MARUBENI CORP                            Wholesale & International Trade           3,529                0.17%
BANK YOKOHAMA                                        Banking                       3,529                0.17%
SHIMIZU CORP                                  Construction & Housing               3,517                0.17%
NISSIN FOOD PRODUCTS CO                     Food & Household Products              3,431                0.17%
GUNMA BANK                                           Banking                       3,324                0.16%
SHIMANO                                  Recreation, Other Consumer Goods          3,321                0.16%
KYOWA HAKKO KOGYO CO                          Health & Personal Care               3,230                0.16%
TAKARA SHUZO CO                                Beverages & Tobacco                 3,188                0.15%
PIONEER CORP(PIONEER ELE                 Appliances & Household Durables           3,181                0.15%
KAWASAKI HEAVY IND                           Machinery & Engineering               3,171                0.15%
NKK CORP                                          Metals - Steel                   3,170                0.15%
MITSUBISHI MATERIALS                           Metals - Non-Ferrous                3,149                0.15%
NIPPON MEAT PACKERS                         Food & Household Products              3,125                0.15%
HANKYU CORP                                Transportation - Road & Rail            3,091                0.15%
DAINIPPON INK                                       Chemicals                      3,073                0.15%
SEKISUI CHEMICAL CO                      Building Materials & Components           3,071                0.15%
DAIEI                                             Merchandising                    3,040                0.15%
SHIONOGI & CO                                 Health & Personal Care               3,010                0.15%
MITSUI MINING & SMELTING                       Metals - Non-Ferrous                3,003                0.15%
SKYLARK CO                                      Leisure & Tourism                  2,967                0.14%
CHIBA BANK                                           Banking                       2,916                0.14%
YAMAZAKI BAKING CO                          Food & Household Products              2,913                0.14%
TOHO CO                                         Leisure & Tourism                  2,913                0.14%
MEIJI SEIKA KAISHA                          Food & Household Products              2,912                0.14%
DAIKIN INDUSTRIES                            Machinery & Engineering               2,887                0.14%
TOKYU CORP                                 Transportation - Road & Rail            2,885                0.14%
MITSUKOSHI                                        Merchandising                    2,852                0.14%
TBS TOKYO BROADCASTING                      Broadcasting & Publishing              2,831                0.14%

                                                                                Index Market          Weight in
                                                                               Capitalization        MSCI Index
Constituent Name                                 Industry Sector             (Millions of US$)           (%)
----------------                                 ---------------              ----------------           ---
TOTO                                     Building Materials & Components           2,746                0.13%
TAKASHIMAYA CO                                    Merchandising                    2,726                0.13%
CHUGAI PHARMACEUTICAL CO                      Health & Personal Care               2,720                0.13%
AOYAMA TRADING CO                                 Merchandising                    2,680                0.13%
KINDEN CORP                                   Construction & Housing               2,669                0.13%
TOBU RAILWAY CO                            Transportation - Road & Rail            2,655                0.13%
CITIZEN WATCH CO                         Recreation, Other Consumer Goods          2,655                0.13%
ONWARD KASHIYAMA CO                             Textiles & Apparel                 2,630                0.13%
UNY CO                                            Merchandising                    2,590                0.13%
TAIYO YUDEN CO                            Electronic Comp. & Instruments           2,519                0.12%
TAIHEIYO CEMENT CORP                     Building Materials & Components           2,496                0.12%
TRANS COSMOS                                Business & Public Services             2,476                0.12%
MITSUI TRUST & BANK CO                               Banking                       2,470                0.12%
NAGOYA RAILROAD CO                         Transportation - Road & Rail            2,446                0.12%
AMADA CO                                     Machinery & Engineering               2,432                0.12%
KURITA WATER INDUSTRIES                      Machinery & Engineering               2,405                0.12%
FUJIKURA                                      Industrial Components                2,380                0.12%
NIPPON COMSYS CORP                            Construction & Housing               2,377                0.12%
ODAKYU ELECTRIC RAILWAY                    Transportation - Road & Rail            2,361                0.11%
MITSUI OSK LINES                            Transportation - Shipping              2,355                0.11%
KOKUYO CO                                   Business & Public Services             2,325                0.11%
NGK SPARK PLUG CO                             Industrial Components                2,281                0.11%
YAMAHA CORP                              Recreation, Other Consumer Goods          2,260                0.11%
SUMITOMO METAL MINING CO                       Metals - Non-Ferrous                2,222                0.11%
NANKAI ELECTRIC RAILWAY                    Transportation - Road & Rail            2,160                0.10%
TAISEI CORP                                   Construction & Housing               2,156                0.10%
NICHIDO FIRE & MARINE                               Insurance                      2,152                0.10%
NAMCO                                           Leisure & Tourism                  2,065                0.10%
NIPPON SHEET GLASS CO                     Misc. Materials & Commodities            2,044                0.10%
AUTOBACS SEVEN CO                                 Merchandising                    1,983                0.10%
SUMITOMO HEAVY IND                           Machinery & Engineering               1,976                0.10%
ISETAN CO                                         Merchandising                    1,976                0.10%
MYCAL CORP                                        Merchandising                    1,911                0.09%
NIPPON FIRE & MARINE                                Insurance                      1,907                0.09%
SEGA ENTREPRISES                         Recreation, Other Consumer Goods          1,904                0.09%
MAKITA CORP                                  Electrical & Electronics              1,897                0.09%
CASIO COMPUTER CO                        Recreation, Other Consumer Goods          1,890                0.09%
TOSOH CORP                                          Chemicals                      1,890                0.09%
MITSUBISHI LOGISTICS                        Business & Public Services             1,890                0.09%
UBE INDUSTRIES                            Misc. Materials & Commodities            1,849                0.09%
KEIHIN ELECTRIC EXPRESS                    Transportation - Road & Rail            1,838                0.09%
KOYO SEIKO CO                                 Industrial Components                1,823                0.09%
CSK CORP                                    Business & Public Services             1,813                0.09%
MITSUBISHI RAYON CO                                 Chemicals                      1,812                0.09%
DAITO TRUST CONSTRUCTION                      Construction & Housing               1,789                0.09%
INAX CORP                                Building Materials & Components           1,750                0.08%
YOKOGAWA ELECTRIC CORP                    Electronic Comp. & Instruments           1,749                0.08%
HOUSE FOODS(HOUSE FD IND                    Food & Household Products              1,711                0.08%
KOMORI CORP                                  Machinery & Engineering               1,674                0.08%

                                                                                Index Market          Weight in
                                                                               Capitalization        MSCI Index
Constituent Name                                 Industry Sector             (Millions of US$)           (%)
----------------                                 ---------------              ----------------           ---
KAMIGUMI CO                                 Business & Public Services             1,654                0.08%
WACOAL CORP                                     Textiles & Apparel                 1,630                0.08%
KIKKOMAN CORP                               Food & Household Products              1,617                0.08%
NTN CORP                                      Industrial Components                1,605                0.08%
NISHIMATSU CONSTRUCTION                       Construction & Housing               1,602                0.08%
MORI SEIKI CO                                Machinery & Engineering               1,593                0.08%
YAMAGUCHI BANK                                       Banking                       1,560                0.08%
DAICEL CHEMICAL IND                                 Chemicals                      1,515                0.07%
SNOW BRAND MILK PRODUCTS                    Food & Household Products              1,481                0.07%
KONICA CORP                              Recreation, Other Consumer Goods          1,439                0.07%
MITSUBISHI GAS CHEMICAL                             Chemicals                      1,432                0.07%
SAPPORO BREWERIES                              Beverages & Tobacco                 1,422                0.07%
SHOWA DENKO K.K                                     Chemicals                      1,420                0.07%
JAPAN ENERGY CORP                                 Energy Sources                   1,397                0.07%
SUMITOMO FORESTRY CO                     Building Materials & Components           1,396                0.07%
HOKURIKU BANK                                        Banking                       1,383                0.07%
SEIYU                                             Merchandising                    1,339                0.06%
HANKYU DEPARTMENT STORES                          Merchandising                    1,291                0.06%
ASHIKAGA BANK                                        Banking                       1,276                0.06%
DAIMARU                                           Merchandising                    1,272                0.06%
SANDEN CORP                                   Industrial Components                1,251                0.06%
NISSHINBO INDUSTRIES                            Textiles & Apparel                 1,231                0.06%
KANDENKO CO                                   Construction & Housing               1,215                0.06%
KAWASAKI KISEN KAISHA                       Transportation - Shipping              1,191                0.06%
DAINIPPON SCREEN MFG CO                   Electronic Comp. & Instruments           1,190                0.06%
LION CORP                                     Health & Personal Care               1,185                0.06%
HITACHI ZOSEN CORP                           Machinery & Engineering               1,179                0.06%
NIPPON SHOKUBAI CO                                  Chemicals                      1,178                0.06%
COSMO OIL CO                                      Energy Sources                   1,152                0.06%
KISSEI PHARMACEUTICAL CO                      Health & Personal Care               1,143                0.06%
SANWA SHUTTER CORP                       Building Materials & Components           1,141                0.06%
MEIJI MILK PRODUCTS CO                      Food & Household Products              1,115                0.05%
TSUBAKIMOTO CHAIN CO                         Machinery & Engineering               1,110                0.05%
Q. P. CORP                                  Food & Household Products              1,109                0.05%
TOKYO STYLE CO                                  Textiles & Apparel                 1,103                0.05%
TOYOBO CO                                       Textiles & Apparel                 1,103                0.05%
DENKI KAGAKU KOGYO K.K                              Chemicals                      1,076                0.05%
NIPPON SHINPAN CO                               Financial Services                 1,064                0.05%
KATOKICHI CO                                Food & Household Products              1,026                0.05%
HIGO BANK                                            Banking                       1,008                0.05%
TEIKOKU OIL CO                                    Energy Sources                    981                 0.05%
FUJITA KANKO                                    Leisure & Tourism                   976                 0.05%
SEINO TRANSPORTATION CO                    Transportation - Road & Rail             973                 0.05%
ORIENT CORP                                     Financial Services                  956                 0.05%
SHIMACHU CO                                       Merchandising                     951                 0.05%
TAKUMA CO                                    Machinery & Engineering                942                 0.05%
TAKARA STANDARD CO                       Appliances & Household Durables            940                 0.05%
OKUMURA CORP                                  Construction & Housing                938                 0.05%
TOKYO DOME CORP                                 Leisure & Tourism                   912                 0.04%

                                                                                Index Market          Weight in
                                                                               Capitalization        MSCI Index
Constituent Name                                 Industry Sector             (Millions of US$)           (%)
----------------                                 ---------------              ----------------           ---
MITSUI ENGINEERING&SHIP.                     Machinery & Engineering                894                 0.04%
ITOHAM FOODS                                Food & Household Products               884                 0.04%
ARABIAN OIL CO                                    Energy Sources                    872                 0.04%
KANEBO                                        Health & Personal Care                851                 0.04%
NICHIREI CORP                               Food & Household Products               851                 0.04%
DAIFUKU CO                                   Machinery & Engineering                829                 0.04%
NORITAKE CO                              Recreation, Other Consumer Goods           826                 0.04%
SUMITOMO OSAKA CEMENT CO                 Building Materials & Components            807                 0.04%
EZAKI GLICO CO                              Food & Household Products               794                 0.04%
BROTHER INDUSTRIES                       Appliances & Household Durables            784                 0.04%
KANSAI PAINT CO                                     Chemicals                       763                 0.04%
DAIDO STEEL CO                                    Metals - Steel                    750                 0.04%
NIPPON LIGHT METAL CO                          Metals - Non-Ferrous                 739                 0.04%
AMANO CORP                                   Machinery & Engineering                736                 0.04%
TOKYO STEEL MFG CO                                Metals - Steel                    729                 0.04%
KUMAGAI GUMI CO                               Construction & Housing                714                 0.03%
OKUMA CORP                                   Machinery & Engineering                712                 0.03%
NAGASE & CO                                         Chemicals                       699                 0.03%
MAKINO MILLING MACHINE                       Machinery & Engineering                699                 0.03%
DAIWA KOSHO LEASE CO                               Real Estate                      689                 0.03%
KAKEN PHARMACEUTICAL CO                       Health & Personal Care                670                 0.03%
JACCS CO                                        Financial Services                  670                 0.03%
MAEDA ROAD CONSTRUCTION                       Construction & Housing                650                 0.03%
KUREHA CHEMICAL IND CO                              Chemicals                       648                 0.03%
GUNZE                                           Textiles & Apparel                  644                 0.03%
PENTA-OCEAN CONSTRUCTION                      Construction & Housing                633                 0.03%
DAIKYO                                             Real Estate                      625                 0.03%
IWATANI INTERNATIONAL                      Utilities - Electrical & Gas             610                 0.03%
OYO CORP                                    Business & Public Services              600                 0.03%
JGC CORP                                     Machinery & Engineering                599                 0.03%
MITSUBISHI PAPER MILLS                       Forest Products & Paper                586                 0.03%
NIPPON SUISAN KAISHA                        Food & Household Products               583                 0.03%
ISHIHARA SANGYO KAISHA                              Chemicals                       578                 0.03%
UNIDEN CORP                                  Electrical & Electronics               552                 0.03%
TOKYO TATEMONO CO                                  Real Estate                      551                 0.03%
TOEI CO                                         Leisure & Tourism                   550                 0.03%
TOYO EXTERIOR CO                         Building Materials & Components            546                 0.03%
NOF CORP                                            Chemicals                       532                 0.03%
MISAWA HOMES CO                               Construction & Housing                503                 0.02%
TOKYOTOKEIBA CO                                 Leisure & Tourism                   491                 0.02%
JAPAN STEEL WORKS                            Machinery & Engineering                464                 0.02%
MITSUI-SOKO CO                              Business & Public Services              464                 0.02%
CHIYODA CORP                                 Machinery & Engineering                458                 0.02%
NIPPON SHARYO                                Machinery & Engineering                424                 0.02%
KYUDENKO CORP                                 Construction & Housing                419                 0.02%
UNITIKA                                             Chemicals                       391                 0.02%
FUJITA CORP                                   Construction & Housing                383                 0.02%
RENOWN                                          Textiles & Apparel                  380                 0.02%
OKAMOTO INDUSTRIES                                Multi-Industry                    352                 0.02%

                                                                                Index Market          Weight in
                                                                               Capitalization        MSCI Index
Constituent Name                                 Industry Sector             (Millions of US$)           (%)
----------------                                 ---------------              ----------------           ---
TOA CORP                                      Construction & Housing                347                 0.02%
KURABO INDUSTRIES                               Textiles & Apparel                  325                 0.02%
MARUHA CORP                                 Food & Household Products               315                 0.02%
HASEKO CORP                                   Construction & Housing                294                 0.01%
NIPPON BEET SUGAR MFG CO                    Food & Household Products               280                 0.01%
NIIGATA ENGINEERING CO                       Machinery & Engineering                268                 0.01%
AOKI CORP                                     Construction & Housing                241                 0.01%
SANKYO ALUMINIUM IND CO                  Building Materials & Components            239                 0.01%
JAPAN METALS & CHEMICALS                          Metals - Steel                    212                 0.01%
HAZAMA CORP                                   Construction & Housing                205                 0.01%
SATO KOGYO CO                                 Construction & Housing                188                 0.01%
TOYO ENGINEERING CORP                        Machinery & Engineering                187                 0.01%
GAKKEN CO                                   Broadcasting & Publishing               154                 0.01%

                                                                   APPENDIX A-12

                     MSCI KOREA INDEX AS OF AUGUST 31, 1999

                                                                                Index Market          Weight in
                                                                               Capitalization        MSCI Index
Constituent Name                                 Industry Sector             (Millions of US$)           (%)
----------------                                 ---------------              ----------------           ---
SAMSUNG ELECTRONICS CO                   Appliances & Household Durables           32,720              22.91%
KEPCO KOREA ELECT. POWER                   Utilities - Electrical & Gas            23,415              16.39%
POSCO POHANG IRON &STEEL                          Metals - Steel                   6,457                4.52%
HYUNDAI MOTOR CO                                   Automobiles                     5,687                3.98%
LG ELECTRONICS                           Appliances & Household Durables           5,310                3.72%
KOOKMIN BANK                                         Banking                       4,281                3.00%
SK TELECOM CO                                   Telecommunications                 4,134                2.89%
SAMSUNG ELECTRO-MECH. CO                  Electronic Comp. & Instruments           3,748                2.62%
LG CHEMICAL                                         Chemicals                      3,536                2.48%
SAMSUNG DISPLAY DEVICES                   Electronic Comp. & Instruments           2,644                1.85%
SAMSUNG CORP                             Wholesale & International Trade           2,476                1.73%
KOREA EXCHANGE BANK                                  Banking                       2,464                1.73%
SAMSUNG SECURITIES CO                           Financial Services                 2,191                1.53%
SK CORP                                           Energy Sources                   2,133                1.49%
HYUNDAI SECURITIES CO                           Financial Services                 2,126                1.49%
HOUSING &COMMERCIAL BANK                             Banking                       2,086                1.46%
SAMSUNG FIRE & MARINE                               Insurance                      1,975                1.38%
HYUNDAI ENG. & CONSTR.                        Construction & Housing               1,890                1.32%
SHINHAN BANK                                         Banking                       1,886                1.32%
DAEWOO SECURITIES CO                            Financial Services                 1,652                1.16%
CHEIL JEDANG CORP                           Food & Household Products              1,622                1.14%
LG SECURITIES CO                                Financial Services                 1,517                1.06%
KOREAN AIR LINES CO                         Transportation - Airlines              1,281                0.90%
SHINSEGAE DEPT STORE CO                           Merchandising                    1,092                0.76%
HYUNDAI MERCHANT MARINE                     Transportation - Shipping              1,058                0.74%
HANWHA CHEMICAL CORP                                Chemicals                       925                 0.65%
HANA BANK                                            Banking                        924                 0.65%
DONGWON SECURITIES CO                           Financial Services                  876                 0.61%
DAISHIN SECURITIES CO                           Financial Services                  807                 0.57%
LG CABLE & MACHINERY                          Industrial Components                 737                 0.52%
DOOSAN CORP                                    Beverages & Tobacco                  657                 0.46%
HONAM PETROCHEMICAL                                 Chemicals                       653                 0.46%
HANKOOK TIRE MFG CO                           Industrial Components                 628                 0.44%
HANJIN HEAVY INDUSTRIES                      Machinery & Engineering                599                 0.42%
DAELIM INDUSTRIAL CO                          Construction & Housing                585                 0.41%
DAEWOO HEAVY INDUSTRIES                      Machinery & Engineering                582                 0.41%
KOREA ZINC                                     Metals - Non-Ferrous                 575                 0.40%
HITE BREWERY CO                                Beverages & Tobacco                  540                 0.38%
DAE DUCK ELECTRONICS CO                   Electronic Comp. & Instruments            530                 0.37%
ANAM SEMICONDUCTOR                        Electronic Comp. & Instruments            485                 0.34%
CHEIL INDUSTRIAL                                    Chemicals                       479                 0.34%
HANWHA CORP                                         Chemicals                       466                 0.33%
TAE KWANG INDUSTRY CO                               Chemicals                       465                 0.33%
DAESANG CORP                                Food & Household Products               461                 0.32%
DONGKUK STEEL MILL CO                             Metals - Steel                    435                 0.30%

                                                                                Index Market          Weight in
                                                                               Capitalization        MSCI Index
Constituent Name                                 Industry Sector             (Millions of US$)           (%)
----------------                                 ---------------              ----------------           ---
SSANGYONG CEMENT IND'L                   Building Materials & Components            394                 0.28%
SINDO RICOH CO                            Data Processing & Reproduction            393                 0.28%
NHONG SHIM                                  Food & Household Products               391                 0.27%
LG INSURANCE CO                                     Insurance                       384                 0.27%
HYOSUNG  CORP                                       Chemicals                       383                 0.27%
SK GLOBAL                                Wholesale & International Trade            377                 0.26%
MEDISON CO                                    Health & Personal Care                373                 0.26%
TAE YOUNG CORP                                Construction & Housing                361                 0.25%
HOTEL SHILLA CO                                 Leisure & Tourism                   349                 0.24%
NAMHAE CHEMICAL CO                                  Chemicals                       335                 0.23%
KEUMKANG                                 Building Materials & Components            333                 0.23%
HANSOL PAPER CO.                             Forest Products & Paper                327                 0.23%
KOREA CHEMICAL CO                                   Chemicals                       314                 0.22%
KEUM KANG DEVLPT IND CO                           Merchandising                     314                 0.22%
SHINYOUNG SECURITIES CO                         Financial Services                  301                 0.21%
HANKUK GLASS INDUSTRY CO                  Misc. Materials & Commodities             299                 0.21%
DONG AH CONSTR. IND'L CO                      Construction & Housing                273                 0.19%
KOREA EXPRESS                              Transportation - Road & Rail             256                 0.18%
PACIFIC (CHEMICAL) CORP                       Health & Personal Care                254                 0.18%
HYUNDAI MARINE &FIRE INS                            Insurance                       248                 0.17%
ORIENTAL CHEMICAL IND CO                            Chemicals                       245                 0.17%
KUMHO INDUSTRIAL CO                           Industrial Components                 230                 0.16%
KOLON INDUSTRIES                                    Chemicals                       224                 0.16%
SEOUL CITY GAS CO                          Utilities - Electrical & Gas             208                 0.15%
HANWHA ENERGY CORP                                Energy Sources                    184                 0.13%
KOREA GREEN CROSS CORP                        Health & Personal Care                171                 0.12%
DAESUNG INDUSTRIAL CO                    Wholesale & International Trade            167                 0.12%
ORION ELECTRIC                            Electronic Comp. & Instruments            166                 0.12%
HANKOOK SYNTHETICS                                  Chemicals                       160                 0.11%
SAM YANG                                          Multi-Industry                    156                 0.11%
HANKUK CARBON CO                                    Chemicals                       156                 0.11%
HANIL CEMENT MFG CO                      Building Materials & Components            155                 0.11%
DAEWOO ELECTRONICS                       Appliances & Household Durables            155                 0.11%
KOREAN REINSURANCE CO                               Insurance                       148                 0.10%
SKC CO                                              Chemicals                       147                 0.10%
HYUNDAI ELEVATOR CO                          Machinery & Engineering                144                 0.10%
ISU CHEMICAL CO                                     Chemicals                       143                 0.10%
KUKDO CHEMICAL CO                                   Chemicals                       128                 0.09%
DAEWOO TELECOM                            Data Processing & Reproduction            121                 0.08%
DONG-A PHARMACEUTICAL CO                      Health & Personal Care                121                 0.08%
KWANG DONG PHARMA CO                          Health & Personal Care                119                 0.08%
KOREA FINE CHEMICAL CO                              Chemicals                       119                 0.08%
YOUNG POONG MINING&CONST                       Metals - Non-Ferrous                 111                 0.08%
SSANGYONG MOTOR CO                           Machinery & Engineering                110                 0.08%
SAMWHAN CORP.                                 Construction & Housing                107                 0.07%
CHONG KUN DANG CORP                           Health & Personal Care                100                 0.07%
SAEHAN INDUSTRIES                                   Chemicals                       100                 0.07%
DONGAH TIRE INDUSTRIAL                        Industrial Components                  97                 0.07%

                                                                                Index Market          Weight in
                                                                               Capitalization        MSCI Index
Constituent Name                                 Industry Sector             (Millions of US$)           (%)
----------------                                 ---------------              ----------------           ---
SEONDO ELECTRIC CO                           Electrical & Electronics                95                 0.07%
YOUNGONE CORP                            Wholesale & International Trade             88                 0.06%

                                                                   APPENDIX A-13

                    MSCI MALAYSIA INDEX AS OF AUGUST 31, 1999

                                                                                Index Market          Weight in
                                                                               Capitalization        MSCI Index
Constituent Name                                 Industry Sector             (Millions of US$)           (%)
----------------                                 ---------------              ----------------           ---
TELEKOM MALAYSIA                                Telecommunications                 8,918               13.19%
MALAYAN BANKING                                      Banking                       7,537               11.15%
TENAGA NASIONAL                            Utilities - Electrical & Gas            7,097               10.50%
SIME DARBY                                        Multi-Industry                   3,060                4.53%
MALAYSIA INT'L SHIP FGN                     Transportation - Shipping              2,839                4.20%
RESORTS WORLD                                   Leisure & Tourism                  2,773                4.10%
YTL CORP                                      Construction & Housing               2,478                3.67%
PUBLIC BANK FGN                                      Banking                       2,196                3.25%
ROTHMANS PALL MALL (MAL)                       Beverages & Tobacco                 2,010                2.97%
COMMERCE ASSET-HOLDING                               Banking                       1,796                2.66%
UNITED ENGINEERS (MAL)                            Multi-Industry                   1,490                2.20%
RHB CAPITAL                                          Banking                       1,422                2.10%
MAGNUM CORP                                     Leisure & Tourism                  1,319                1.95%
PROTON                                             Automobiles                     1,078                1.60%
KUALA LUMPUR KEPONG                       Misc. Materials & Commodities             947                 1.40%
MALAYAN CEMENT                           Building Materials & Components            944                 1.40%
NESTLE (MALAYSIA)                           Food & Household Products               907                 1.34%
MALAYSIAN AIRLINE SYSTEM                    Transportation - Airlines               863                 1.28%
MALAYSIAN RESOURCES CORP                           Real Estate                      862                 1.28%
EDARAN OTOMOBIL NASIONAL                           Automobiles                      836                 1.24%
GOLDEN HOPE PLANTATIONS                   Misc. Materials & Commodities             825                 1.22%
MALAYSIAN PACIFIC IND                     Electronic Comp. & Instruments            749                 1.11%
AMMB HOLDINGS                                   Financial Services                  714                 1.06%
ORIENTAL HOLDINGS                                  Automobiles                      710                 1.05%
UMW HOLDINGS                                 Machinery & Engineering                573                 0.85%
TA ENTERPRISE                                   Financial Services                  539                 0.80%
JAYA TIASA HOLDINGS                          Forest Products & Paper                528                 0.78%
MALAYAN UNITED IND                                Multi-Industry                    526                 0.78%
TECHNOLOGY RESOURCES IND                        Telecommunications                  519                 0.77%
IOI CORP                                  Misc. Materials & Commodities             513                 0.76%
MULTI-PURPOSE HOLDINGS                            Multi-Industry                    472                 0.70%
NEW STRAITS TIMES PRESS                     Broadcasting & Publishing               433                 0.64%
TAN CHONG MOTOR HOLDINGS                           Automobiles                      400                 0.59%
MALAYSIA MINING CORP                              Multi-Industry                    394                 0.58%
BERJAYA LAND                                    Leisure & Tourism                   392                 0.58%
PERLIS PLANTATIONS                          Food & Household Products               385                 0.57%
SHELL REFINING CO (FOM)                           Energy Sources                    385                 0.57%
BERJAYA GROUP                                     Multi-Industry                    373                 0.55%
HIGHLANDS & LOWLANDS                      Misc. Materials & Commodities             370                 0.55%
RASHID HUSSAIN                                  Financial Services                  344                 0.51%
GUINNESS ANCHOR                                Beverages & Tobacco                  337                 0.50%
AMSTEEL CORP                                      Metals - Steel                    330                 0.49%
MALAYSIAN OXYGEN                                    Chemicals                       290                 0.43%
RJ REYNOLDS                                    Beverages & Tobacco                  286                 0.42%
PAN MALAYSIA CORP                        Building Materials & Components            286                 0.42%

                                                                                Index Market          Weight in
                                                                               Capitalization        MSCI Index
Constituent Name                                 Industry Sector             (Millions of US$)           (%)
----------------                                 ---------------              ----------------           ---
LAND & GENERAL                                    Multi-Industry                    285                 0.42%
METROPLEX                                          Real Estate                      279                 0.41%
MULPHA INTERNATIONAL                              Multi-Industry                    278                 0.41%
KEDAH CEMENT HOLDINGS                    Building Materials & Components            274                 0.41%
TIME ENGINEERING                             Electrical & Electronics               271                 0.40%
MBF CAPITAL                                     Financial Services                  264                 0.39%
HONG LEONG INDUSTRIES                             Multi-Industry                    261                 0.39%
SUNGEI WAY HOLDINGS                      Building Materials & Components            250                 0.37%
EKRAN                                         Construction & Housing                244                 0.36%
HUME INDUSTRIES MALAYSIA                 Building Materials & Components            241                 0.36%
HONG LEONG PROPERTIES                              Real Estate                      219                 0.32%
IGB CORP                                           Real Estate                      216                 0.32%
KIAN JOO CAN FACTORY                      Misc. Materials & Commodities             209                 0.31%
LEADER UNIVERSAL HLDGS                        Industrial Components                 174                 0.26%
LANDMARKS                                       Leisure & Tourism                   174                 0.26%
SELANGOR PROPERTIES                                Real Estate                      167                 0.25%
MALAYSIAN MOSAICS                        Wholesale & International Trade            130                 0.19%
PETALING GARDEN                                    Real Estate                      118                 0.17%
ANTAH HOLDINGS                                  Financial Services                  102                 0.15%
MYCOM                                              Real Estate                       86                 0.13%
JOHAN HOLDINGS                                Industrial Components                  81                 0.12%
MALAYAWATA STEEL                                  Metals - Steel                     80                 0.12%
PILECON ENGINEERING                           Construction & Housing                 79                 0.12%
KEMAYAN CORP                              Misc. Materials & Commodities              47                 0.07%
KELANAMAS INDUSTRIES                              Multi-Industry                     25                 0.04%

                                                                   APPENDIX A-14

                 MSCI MEXICO (FREE) INDEX AS OF AUGUST 31, 1999

                                                                                Index Market          Weight in
                                                                               Capitalization        MSCI Index
Constituent Name                                 Industry Sector             (Millions of US$)           (%)
----------------                                 ---------------              ----------------           ---
TELEFONOS MEXICO L                              Telecommunications                 19,805              21.01%
TELEFONOS MEXICO A                              Telecommunications                 8,804                9.34%
GRUPO MODELO C                                 Beverages & Tobacco                 8,707                9.24%
CIFRA V                                           Merchandising                    6,585                6.99%
GRUPO TELEVISA CPO                          Broadcasting & Publishing              5,582                5.92%
KIMBERLY-CLARK MEXICO A                       Health & Personal Care               4,380                4.65%
FEMSA UNIT                                     Beverages & Tobacco                 3,559                3.78%
GRUPO CARSO                                       Multi-Industry                   3,511                3.73%
GRUPO MEXICO B                                 Metals - Non-Ferrous                2,987                3.17%
GRUPO INDUSTRIAL BIMBO A                    Food & Household Products              2,882                3.06%
BANACCI O                                            Banking                       2,842                3.02%
SAVIA A(EMPR. LA MODERNA                       Beverages & Tobacco                 2,647                2.81%
CEMEX A                                  Building Materials & Components           2,541                2.70%
ALFA                                              Multi-Industry                   2,246                2.38%
CEMEX B                                  Building Materials & Components           1,932                2.05%
APASCO                                   Building Materials & Components           1,494                1.58%
GRUPO FIN BANCOMER O                                 Banking                       1,476                1.57%
CEMEX CPO                                Building Materials & Components           1,464                1.55%
DESC B                                            Multi-Industry                   1,407                1.49%
INDUSTRIAS PENOLES CP                          Metals - Non-Ferrous                1,081                1.15%
CIFRA C                                           Merchandising                    1,042                1.11%
GRUPO CONTINENTAL                              Beverages & Tobacco                 1,034                1.10%
CONTROLADORA COM MEX UBC                          Merchandising                    1,022                1.08%
TUBOS ACERO DE MEXICO                      Energy Equipment & Services              809                 0.86%
GRUPO IND'L MASECA B2                       Food & Household Products               595                 0.63%
GRUPO ELEKTRA CPO                                 Merchandising                     568                 0.60%
GRUPO FIN BANORTE O                                  Banking                        557                 0.59%
VITRO A                                   Misc. Materials & Commodities             512                 0.54%
EMPRESAS ICA                                  Construction & Housing                389                 0.41%
EMPAQUES PONDEROSA                        Misc. Materials & Commodities             381                 0.40%
GRUPO FIN BBV-PROBURSA B                        Financial Services                  373                 0.40%
BANACCI L                                            Banking                        355                 0.38%
CORPORACION GEO B                             Construction & Housing                318                 0.34%
CYDSA                                               Chemicals                       172                 0.18%
HERDEZ (GRUPO) B                            Food & Household Products                98                 0.10%
CONSORCIO G GRUPO DINA                       Machinery & Engineering                 86                 0.09%

                                                                   APPENDIX A-15

                  MSCI NETHERLANDS INDEX AS OF AUGUST 31, 1999

                                                                                Index Market          Weight in
                                                                               Capitalization        MSCI Index
Constituent Name                                 Industry Sector             (Millions of US$)           (%)
----------------                                 ---------------              ----------------           ---
ROYAL DUTCH PETROLEUM CO                          Energy Sources                  131,818              27.70%
AEGON                                               Insurance                      58,233              12.24%
ING GROEP                                       Financial Services                 52,068              10.94%
UNILEVER NV CERT                            Food & Household Products              39,755               8.36%
ABN AMRO HOLDING                                     Banking                       35,475               7.46%
PHILIPS ELECTRS (KON.)                   Appliances & Household Durables           34,938               7.34%
AHOLD (KON.)                                      Merchandising                    22,528               4.73%
KPN (KON.)                                      Telecommunications                 21,342               4.49%
HEINEKEN NV                                    Beverages & Tobacco                 15,634               3.29%
AKZO NOBEL                                          Chemicals                      13,277               2.79%
TNT POST GROEP                              Business & Public Services             11,763               2.47%
WOLTERS KLUWER                              Broadcasting & Publishing              10,278               2.16%
ELSEVIER                                    Broadcasting & Publishing              7,686                1.62%
GETRONICS                                   Business & Public Services             5,515                1.16%
HAGEMEYER                                Wholesale & International Trade           2,583                0.54%
HOOGOVENS (KON.)                                  Metals - Steel                   2,233                0.47%
KLM                                         Transportation - Airlines              2,032                0.43%
OCE                                       Data Processing & Reproduction           1,782                0.37%
VEDIOR                                      Business & Public Services             1,662                0.35%
BUHRMANN                                 Wholesale & International Trade           1,335                0.28%
IHC CALAND                                    Construction & Housing               1,301                0.27%
PAKHOED (KON.)                             Energy Equipment & Services              848                 0.18%
STORK (VER MACHINE.)                         Machinery & Engineering                669                 0.14%
NEDLLOYD (KON.)                            Transportation - Road & Rail             652                 0.14%
HOLLANDSCHE BETON GROEP                       Construction & Housing                409                 0.09%

                                                                   APPENDIX A-16

                   MSCI SINGAPORE INDEX AS OF AUGUST 31, 1999

                                                                                Index Market          Weight in
                                                                               Capitalization        MSCI Index
Constituent Name                                 Industry Sector             (Millions of US$)           (%)
----------------                                 ---------------              ----------------           ---
SINGAPORE TELECOM                               Telecommunications                 10,830              14.28%
DBS BANK FGN(DEV BK SING                             Banking                       9,186               12.11%
SINGAPORE AIRLINES FGN                      Transportation - Airlines              8,422               11.10%
OCBC BANK FGN                                        Banking                       7,278                9.59%
SINGAPORE PRESS HLDG                        Broadcasting & Publishing              6,071                8.00%
UNITED OVERSEAS BANK FGN                             Banking                       5,180                6.83%
CITY DEVELOPMENTS                                  Real Estate                     4,851                6.39%
SINGAPORE TECH ENGR.                         Machinery & Engineering               3,419                4.51%
DBS LAND                                           Real Estate                     2,886                3.80%
KEPPEL CORP                                       Multi-Industry                   2,544                3.35%
VENTURE MANUFACTURING                     Electronic Comp. & Instruments           2,168                2.86%
SEMBCORP INDUSTRIES                               Multi-Industry                   2,130                2.81%
NEPTUNE ORIENT LINES NOL                    Transportation - Shipping              1,518                2.00%
CYCLE & CARRIAGE                                   Automobiles                     1,320                1.74%
FRASER & NEAVE                                 Beverages & Tobacco                 1,133                1.49%
CREATIVE TECHNOLOGY                       Electronic Comp. & Instruments            891                 1.18%
UIC UNITED INDUSTRIAL                              Real Estate                      789                 1.04%
NATSTEEL                                          Metals - Steel                    760                 1.00%
PARKWAY HOLDINGS                            Business & Public Services              755                 1.00%
UNITED OVERSEAS LAND                               Real Estate                      551                 0.73%
FIRST CAPITAL CORP                                 Real Estate                      510                 0.67%
OVERSEAS UNION ENT.                             Leisure & Tourism                   496                 0.65%
HOTEL PROPERTIES                                Leisure & Tourism                   416                 0.55%
SHANGRI-LA HOTEL                                Leisure & Tourism                   371                 0.49%
STRAITS TRADING                                   Multi-Industry                    353                 0.46%
HAW PAR CORP                                      Multi-Industry                    313                 0.41%
COMFORT GROUP                              Transportation - Road & Rail             270                 0.36%
ROBINSON AND CO                                   Merchandising                     225                 0.30%
INCHCAPE MOTORS                                    Automobiles                      222                 0.29%

                                                                   APPENDIX A-17

                  MSCI SOUTH AFRICA INDEX AS OF AUGUST 31, 1999

                                                                                Index Market          Weight in
                                                                               Capitalization        MSCI Index
Constituent Name                                 Industry Sector             (Millions of US$)           (%)
----------------                                 ---------------              ----------------           ---
DE BEERS CONS'D MINES                     Misc. Materials & Commodities            10,526              10.97%
SOUTH AFRICAN BREW. PLC                        Beverages & Tobacco                 6,360                6.63%
FIRSTRAND                                       Financial Services                 5,524                5.76%
ANGLOGOLD                                           Gold Mines                     4,915                5.12%
ANGLO AMERICAN PLATINUM                        Metals - Non-Ferrous                4,910                5.12%
NEDCOR                                               Banking                       4,675                4.87%
SASOL                                               Chemicals                      4,405                4.59%
REMBRANDT GROUP                                Beverages & Tobacco                 3,914                4.08%
ABSA GROUP                                      Financial Services                 3,309                3.45%
SANLAM                                              Insurance                      3,164                3.30%
LIBERTY LIFE ASSOCIATION                            Insurance                      3,164                3.30%
DIMENSION DATA HOLDINGS                     Business & Public Services             2,850                2.97%
INVESTEC GROUP                                       Banking                       2,778                2.89%
M-CELL                                          Telecommunications                 2,108                2.20%
IMPALA PLATINUM HOLDINGS                       Metals - Non-Ferrous                2,071                2.16%
SAPPI                                        Forest Products & Paper               2,064                2.15%
BOE LTD                                         Financial Services                 2,057                2.14%
BIDVEST GROUP                                     Multi-Industry                   2,053                2.14%
COMPAREX HOLDINGS                           Business & Public Services             2,053                2.14%
IMPERIAL HOLDINGS                           Business & Public Services             1,747                1.82%
CORONATION HOLDINGS N                           Financial Services                 1,567                1.63%
GOLD FIELDS (DRIEFONTEIN                            Gold Mines                     1,548                1.61%
TIGER OATS                                  Food & Household Products              1,406                1.47%
FEDSURE HOLDINGS                                    Insurance                      1,298                1.35%
NAMPAK                                    Misc. Materials & Commodities            1,221                1.27%
THETA GROUP                                     Financial Services                 1,144                1.19%
BARLOW                                       Machinery & Engineering               1,091                1.14%
METRO CASH & CARRY                       Wholesale & International Trade           1,007                1.05%
ISCOR                                             Metals - Steel                    957                 1.00%
OMNI MEDIA CORP                             Broadcasting & Publishing               894                 0.93%
METROPOLITAN LIFE                                   Insurance                       892                 0.93%
MIH HOLDINGS                                Broadcasting & Publishing               827                 0.86%
PROFURN                                           Merchandising                     820                 0.85%
AFRICAN LIFE ASSURANCE                              Insurance                       742                 0.77%
PEPKOR                                            Merchandising                     716                 0.75%
WOOLWORTHS HOLDINGS                               Merchandising                     627                 0.65%
PICK'N PAY STORES                                 Merchandising                     624                 0.65%
NASPERS N                                   Broadcasting & Publishing               619                 0.65%
JD GROUP                                          Merchandising                     578                 0.60%
FOSCHINI                                          Merchandising                     576                 0.60%
TONGAAT-HULETT GROUP                        Food & Household Products               492                 0.51%
WOOLTRU N                                         Merchandising                     472                 0.49%
SAFMARINE & RENNIES HLDG                    Transportation - Shipping               360                 0.38%
WOOLTRU                                           Merchandising                     327                 0.34%
REUNERT                                      Electrical & Electronics               255                 0.27%
PRIMEDIA N                                  Broadcasting & Publishing               251                 0.26%

                                                                   APPENDIX A-18

                     MSCI SPAIN INDEX AS OF AUGUST 31, 1999

                                                                                Index Market          Weight in
                                                                               Capitalization        MSCI Index
Constituent Name                                 Industry Sector             (Millions of US$)           (%)
----------------                                 ---------------              ----------------           ---
TELEFONICA                                      Telecommunications                 51,020              21.56%
BSCH BCO SANTANDER CENTR                             Banking                       36,843              15.57%
BANCO BILBAO VIZCAYA                                 Banking                       27,721              11.71%
REPSOL YPF                                        Energy Sources                   24,883              10.52%
ENDESA                                     Utilities - Electrical & Gas            21,248               8.98%
IBERDROLA                                  Utilities - Electrical & Gas            12,951               5.47%
ARGENTARIA CORP BANCARIA                             Banking                       11,162               4.72%
GAS NATURAL SDG                            Utilities - Electrical & Gas            10,533               4.45%
UNION ELECTRICA FENOSA                     Utilities - Electrical & Gas            4,345                1.84%
FOMENTO CONST Y CONTR                         Construction & Housing               3,562                1.51%
TABACALERA                                     Beverages & Tobacco                 3,534                1.49%
AUTOPISTAS CESA (ACESA)                     Business & Public Services             2,964                1.25%
ALBA (CORP FINANCIERA)                            Multi-Industry                   2,415                1.02%
SOL MELIA                                       Leisure & Tourism                  2,336                0.99%
AGUAS DE BARCELONA                          Business & Public Services             2,258                0.95%
GRUPO DRAGADOS                                Construction & Housing               2,116                0.89%
ACERINOX                                          Metals - Steel                   1,937                0.82%
ZARDOYA OTIS                                 Machinery & Engineering               1,604                0.68%
ACS ACTIV. CONST. Y SVCS                      Construction & Housing               1,538                0.65%
VALLEHERMOSO                                       Real Estate                     1,206                0.51%
MAPFRE (CORPORACION)                                Insurance                      1,141                0.48%
TELEPIZZA                                       Leisure & Tourism                  1,120                0.47%
CORTEFIEL                                         Merchandising                    1,119                0.47%
METROVACESA                                        Real Estate                     1,118                0.47%
AZUCARERA EBRO AGRICOLAS                    Food & Household Products               976                 0.41%
PORTLAND VALDERRIVAS                     Building Materials & Components            644                 0.27%
PROSEGUR                                    Business & Public Services              592                 0.25%
ASTURIANA DE ZINC                              Metals - Non-Ferrous                 553                 0.23%
URBIS (INMOBILIARIA)                               Real Estate                      529                 0.22%
VISCOFAN                                  Misc. Materials & Commodities             490                 0.21%
URALITA                                  Building Materials & Components            448                 0.19%
PULEVA                                      Food & Household Products               439                 0.19%
ENCE EMPR NAC CELULOSAS                      Forest Products & Paper                426                 0.18%
FAES                                          Health & Personal Care                367                 0.16%
AGUILA (EL)                                    Beverages & Tobacco                  334                 0.14%
ERCROS                                              Chemicals                       170                 0.07%

                                                                   APPENDIX A-19

                     MSCI SWEDEN INDEX AS OF AUGUST 31, 1999

                                                                                Index Market          Weight in
                                                                               Capitalization        MSCI Index
Constituent Name                                 Industry Sector             (Millions of US$)           (%)
----------------                                 ---------------              ----------------           ---
ERICSSON (LM) B                              Electrical & Electronics              62,848              33.95%
HENNES & MAURITZ B                                Merchandising                    20,891              11.29%
SKANDIA FORSAKRING                                  Insurance                      10,410               5.62%
SVENSKA HANDELSBK A                                  Banking                       9,011                4.87%
VOLVO B                                            Automobiles                     8,472                4.58%
FOERENINGSSPARBANKEN                                 Banking                       7,924                4.28%
ELECTROLUX B                             Appliances & Household Durables           7,360                3.98%
SKAND.ENSKILDA BANKEN A                              Banking                       6,090                3.29%
SCA SV CELLULOSA B                           Forest Products & Paper               5,736                3.10%
SANDVIK A                                    Machinery & Engineering               5,161                2.79%
SECURITAS B                                 Business & Public Services             4,645                2.51%
SKANSKA B                                     Construction & Housing               4,453                2.41%
VOLVO A                                            Automobiles                     3,902                2.11%
ATLAS COPCO A                                Machinery & Engineering               3,530                1.91%
NETCOM B                                        Telecommunications                 3,508                1.90%
WM-DATA B                                   Business & Public Services             2,737                1.48%
AGA A                                               Chemicals                      1,978                1.07%
SANDVIK B                                    Machinery & Engineering               1,899                1.03%
ATLAS COPCO B                                Machinery & Engineering               1,740                0.94%
SWEDISH MATCH                                  Beverages & Tobacco                 1,739                0.94%
AGA B                                               Chemicals                      1,725                0.93%
SKF B                                         Industrial Components                1,470                0.79%
SSAB SVENSKT STAL A                               Metals - Steel                   1,141                0.62%
TRELLEBORG B                                      Multi-Industry                   1,051                0.57%
SKF A                                         Industrial Components                1,050                0.57%
DROTT B                                            Real Estate                      986                 0.53%
OM GRUPPEN                                      Financial Services                  948                 0.51%
SVENSKA HANDELSBK B                                  Banking                        832                 0.45%
GRAENGES                                       Metals - Non-Ferrous                 696                 0.38%
DILIGENTIA                                         Real Estate                      467                 0.25%
SSAB SVENSKT STAL B                               Metals - Steel                    413                 0.22%
ESSELTE A                                   Business & Public Services              158                 0.09%
ESSELTE B                                   Business & Public Services              127                 0.07%

                                                                   APPENDIX A-20

                  MSCI SWITZERLAND INDEX AS OF AUGUST 31, 1999

                                                                                Index Market          Weight in
                                                                               Capitalization        MSCI Index
Constituent Name                                 Industry Sector             (Millions of US$)           (%)
----------------                                 ---------------              ----------------           ---
NOVARTIS                                      Health & Personal Care               98,540              17.85%
ROCHE HOLDING GENUSS                          Health & Personal Care               81,241              14.72%
NESTLE                                      Food & Household Products              77,439              14.03%
UBS (NEW)                                            Banking                       58,513              10.60%
CREDIT SUISSE                                        Banking                       50,296               9.11%
ABB LTD                                      Electrical & Electronics              30,592               5.54%
ROCHE HOLDING INHABER                         Health & Personal Care               28,513               5.17%
ZURICH ALLIED                                       Insurance                      28,485               5.16%
SCHWEIZ RUECKVERS                                   Insurance                      27,905               5.06%
SWISSCOM                                        Telecommunications                 24,248               4.39%
ADECCO                                      Business & Public Services             9,363                1.70%
ALUSUISSE-LONZA GROUP                             Multi-Industry                   7,428                1.35%
HOLDERBANK INHABER                       Building Materials & Components           6,580                1.19%
HOLDERBANK NAMEN                         Building Materials & Components           3,529                0.64%
SWATCH GROUP PORT                        Recreation, Other Consumer Goods          2,643                0.48%
SWATCH GROUP NOM                         Recreation, Other Consumer Goods          2,376                0.43%
SULZER                                       Machinery & Engineering               2,284                0.41%
SAIRGROUP                                   Transportation - Airlines              2,261                0.41%
KUONI REISEN NAMEN B                            Leisure & Tourism                  1,279                0.23%
SCHINDLER NAMEN                              Machinery & Engineering               1,234                0.22%
SGS SURVEILLANCE PORT                       Business & Public Services             1,182                0.21%
VALORA HOLDING NAMEN                              Merchandising                    1,034                0.19%
FISCHER (GEORG) NAMEN                        Machinery & Engineering                994                 0.18%
SCHINDLER PART                               Machinery & Engineering                922                 0.17%
SIKA FINANZ INHABER                                 Chemicals                       713                 0.13%
SGS SURVEILLANCE NOM                        Business & Public Services              702                 0.13%
FORBO HOLDING                            Building Materials & Components            581                 0.11%
MOEVENPICK INHABER                              Leisure & Tourism                   489                 0.09%
JELMOLI HOLDING INHABER                           Merchandising                     390                 0.07%
JELMOLI HOLDING NAMEN                             Merchandising                     264                 0.05%

                                                                   APPENDIX A-21

                     MSCI TAIWAN INDEX AS OF AUGUST 31, 1999

                                                                                Index Market          Weight in
                                                                               Capitalization        MSCI Index
Constituent Name                                 Industry Sector             (Millions of US$)           (%)
----------------                                 ---------------              ----------------           ---
TAIWAN SEMICONDUCTOR MFG                  Electronic Comp. & Instruments           32,003              14.49%
UNITED MICROELECTRONICS                   Electronic Comp. & Instruments           16,031               7.26%
CATHAY LIFE INSURANCE CO                            Insurance                      14,456               6.55%
ASUSTEK COMPUTER                          Electronic Comp. & Instruments           12,297               5.57%
QUANTA COMPUTER                           Data Processing & Reproduction           11,274               5.11%
CHINA DEVLPT IND'L BANK                         Financial Services                 8,604                3.90%
NAN YA PLASTIC                                      Chemicals                      7,587                3.44%
FORMOSA PLASTIC CORP                                Chemicals                      6,771                3.07%
CHINA STEEL CORP COMMON                           Metals - Steel                   6,703                3.04%
HON HAI PRECISION IND CO                  Electronic Comp. & Instruments           6,686                3.03%
ACER                                      Data Processing & Reproduction           6,361                2.88%
ASE                                       Electronic Comp. & Instruments           5,910                2.68%
WINBOND ELECTRONICS CORP                  Electronic Comp. & Instruments           5,344                2.42%
HUA NAN COMMERCIAL BANK                              Banking                       5,239                2.37%
FIRST COMMERCIAL BANK                                Banking                       5,132                2.32%
UNITED WORLD CHIN COM BK                             Banking                       4,063                1.84%
TATUNG                                            Multi-Industry                   4,041                1.83%
COMPAL ELECTRONICS                        Data Processing & Reproduction           3,917                1.77%
FAR EASTERN TEXTILE                             Textiles & Apparel                 3,808                1.72%
CHANG HWA COMMERCIAL BK                              Banking                       3,668                1.66%
ICBC INT'L COMM BK CHINA                             Banking                       3,465                1.57%
CHINATRUST COMMERCIAL BK                             Banking                       3,390                1.54%
FORMOSA CHEMICAL FIBERS                             Chemicals                      3,213                1.45%
DELTA ELECTRONICS                         Electronic Comp. & Instruments           2,742                1.24%
MOSEL VITELIC                             Electronic Comp. & Instruments           2,248                1.02%
UNI-PRESIDENT ENT.(PRESI                    Food & Household Products              2,039                0.92%
EVERGREEN MARINE CORP                       Transportation - Shipping              1,917                0.87%
POU CHEN CORP                            Recreation, Other Consumer Goods          1,858                0.84%
ASIA CEMENT CORP                         Building Materials & Components           1,503                0.68%
YULON MOTOR CO(YUE LOONG                           Automobiles                     1,486                0.67%
TAIWAN CEMENT CORP                       Building Materials & Components           1,402                0.63%
PACIFIC ELECTRIC WIRE                         Industrial Components                1,376                0.62%
CHINA MOTOR CORP                                   Automobiles                     1,374                0.62%
TECO ELECTRIC & MACH.                             Multi-Industry                   1,254                0.57%
CHUNG HSING BILLS FIN                           Financial Services                 1,179                0.53%
WALSIN LIHWA CORP                             Industrial Components                1,143                0.52%
YANG MING MARINE TRANSP                     Transportation - Shipping               946                 0.43%
TAIWAN TEA CORP                          Wholesale & International Trade            884                 0.40%
KINPO ELECTRONICS                        Recreation, Other Consumer Goods           852                 0.39%
TAIWAN GLASS IND'L CORP                  Building Materials & Components            844                 0.38%
LITE-ON ELECTRONICS                          Electrical & Electronics               801                 0.36%
CATHAY CONSTRUCTION                                Real Estate                      800                 0.36%
CHENG SHIN RUBBER IND                         Industrial Components                 777                 0.35%
AURORA CORP                                       Merchandising                     749                 0.34%

                                                                                Index Market          Weight in
                                                                               Capitalization        MSCI Index
Constituent Name                                 Industry Sector             (Millions of US$)           (%)
----------------                                 ---------------              ----------------           ---
TAIWAN PINEAPPLE                            Food & Household Products               701                 0.32%
HUALON-TEIJRAN COMMON                               Chemicals                       700                 0.32%
TON YI INDUSTRIAL COMMON                  Misc. Materials & Commodities             656                 0.30%
TUNTEX DISTINCT                                     Chemicals                       614                 0.28%
NIEN HSING TEXTILE CORP                         Textiles & Apparel                  598                 0.27%
SHINKONG SYNTH. FIBERS                              Chemicals                       547                 0.25%
SHIHLIN ELECTR. & ENG                         Industrial Components                 496                 0.22%
CONTINENTAL ENGINEERING                       Construction & Housing                485                 0.22%
SAMPO CORP                               Appliances & Household Durables            469                 0.21%
ORIENTAL UNION CHEMICAL                             Chemicals                       462                 0.21%
EVER FORTUNE                                  Construction & Housing                460                 0.21%
SHIHLIN PAPER                                Forest Products & Paper                454                 0.21%
FAR EAST DEPT STORES                              Merchandising                     429                 0.19%
CHUNG HWA PULP CORP                          Forest Products & Paper                417                 0.19%
BES ENGINEERING CORP                          Construction & Housing                395                 0.18%
CHINA SYNTHETIC RUBBER                              Chemicals                       364                 0.16%
GOLDSUN DEVLPT & CONSTR.                 Building Materials & Components            352                 0.16%
PACIFIC CONSTRUCTION                               Real Estate                      331                 0.15%
LIEN HWA INDUSTRIAL CORP                    Food & Household Products               327                 0.15%
MICROELECTRONICS TECH                        Electrical & Electronics               325                 0.15%
LEE CHANG YUNG CHEMICAL                             Chemicals                       324                 0.15%
TAY FENG TIRE                                 Industrial Components                 322                 0.15%
YUNG TAI ENGINEERING                         Machinery & Engineering                306                 0.14%
LEOFOO DEVELOPMENT CORP                         Leisure & Tourism                   285                 0.13%
TUNG HO STEEL ENTERPRISE                          Metals - Steel                    276                 0.12%
FORMOSAN RUBBER GROUP                               Chemicals                       272                 0.12%
ADI CORP                                  Data Processing & Reproduction            264                 0.12%
HUA ENG WIRE & CABLE                          Industrial Components                 241                 0.11%
TAIWAN PULP & PAPER CO                       Forest Products & Paper                230                 0.10%
CHUNG SHING TEXTILE CO                          Textiles & Apparel                  211                 0.10%
WEI CHUAN FOOD                              Food & Household Products               208                 0.09%
AMBASSADOR HOTEL                                Leisure & Tourism                   170                 0.08%

                                                                   APPENDIX A-22

                 MSCI UNITED KINGDOM INDEX AS OF AUGUST 31, 1999

                                                                                Index Market          Weight in
                                                                               Capitalization        MSCI Index
Constituent Name                                 Industry Sector             (Millions of US$)           (%)
----------------                                 ---------------              ----------------           ---
BP AMOCO                                          Energy Sources                  180,313              10.21%
VODAFONE AIRTOUCH                               Telecommunications                122,260               6.92%
HSBC HOLDINGS (GB)                                   Banking                      104,021               5.89%
BRITISH TELECOM                                 Telecommunications                 99,136               5.61%
GLAXO WELLCOME                                Health & Personal Care               95,090               5.38%
LLOYDS TSB GROUP                                     Banking                       75,269               4.26%
SMITHKLINE BEECHAM                            Health & Personal Care               72,822               4.12%
ASTRAZENECA (ZENECA)                          Health & Personal Care               70,784               4.01%
BARCLAYS                                             Banking                       44,650               2.53%
DIAGEO                                         Beverages & Tobacco                 34,726               1.97%
PRUDENTIAL CORP                                     Insurance                      29,110               1.65%
CABLE & WIRELESS                                Telecommunications                 27,521               1.56%
UNILEVER PLC                                Food & Household Products              27,478               1.56%
GENERAL ELECTRIC PLC                         Electrical & Electronics              27,216               1.54%
HALIFAX GROUP                                        Banking                       25,082               1.42%
ABBEY NATIONAL                                       Banking                       24,341               1.38%
BG                                         Utilities - Electrical & Gas            23,776               1.35%
REUTERS GROUP                               Business & Public Services             20,836               1.18%
TESCO                                             Merchandising                    19,616               1.11%
CGU                                                 Insurance                      19,504               1.10%
INVENSYS (BTR SIEBE)                      Electronic Comp. & Instruments           19,369               1.10%
ALLIED ZURICH                                       Insurance                      19,225               1.09%
MARKS & SPENCER                                   Merchandising                    19,179               1.09%
RIO TINTO PLC REG                              Metals - Non-Ferrous                19,067               1.08%
ROYAL BANK OF SCOTLAND                               Banking                       18,378               1.04%
BRITISH AMERICAN TOBACCO                       Beverages & Tobacco                 18,308               1.04%
KINGFISHER                                        Merchandising                    16,367               0.93%
GRANADA GROUP                                   Leisure & Tourism                  16,356               0.93%
BRITISH SKY BROADCASTING                    Broadcasting & Publishing              16,292               0.92%
LEGAL & GENERAL GROUP                               Insurance                      14,053               0.80%
SAINSBURY (J)                                     Merchandising                    13,232               0.75%
CADBURY SCHWEPPES                              Beverages & Tobacco                 12,934               0.73%
BRITISH AEROSPACE                        Aerospace & Military Technology           12,932               0.73%
PEARSON                                     Broadcasting & Publishing              12,589               0.71%
ROYAL & SUN ALLIANCE INS                            Insurance                      11,855               0.67%
RENTOKIL INITIAL                            Business & Public Services             11,505               0.65%
BOOTS CO                                          Merchandising                    11,302               0.64%
BAA                                         Business & Public Services             11,130               0.63%
SCOTTISH POWER                             Utilities - Electrical & Gas            11,034               0.62%
GKN                                          Machinery & Engineering               10,908               0.62%
BASS                                            Leisure & Tourism                  10,707               0.61%
CENTRICA                                   Utilities - Electrical & Gas            10,646               0.60%
PEN & ORIENTAL STEAM                        Transportation - Shipping              10,547               0.60%
BOC GROUP                                           Chemicals                      10,300               0.58%
GREAT UNIVERSAL STORES                            Merchandising                    10,140               0.57%
NATIONAL GRID GROUP                        Utilities - Electrical & Gas            9,869                0.56%

                                                                                Index Market          Weight in
                                                                               Capitalization        MSCI Index
Constituent Name                                 Industry Sector             (Millions of US$)           (%)
----------------                                 ---------------              ----------------           ---
RAILTRACK GROUP                             Business & Public Services             9,720                0.55%
NATIONAL POWER                             Utilities - Electrical & Gas            8,817                0.50%
IMPERIAL CHEMICAL ICI                               Chemicals                      8,271                0.47%
SCOTTISH & SOUTH. ENERGY                   Utilities - Electrical & Gas            8,040                0.46%
LAND SECURITIES                                    Real Estate                     7,849                0.44%
REED INTERNATIONAL                          Broadcasting & Publishing              7,587                0.43%
BRITISH AIRWAYS                             Transportation - Airlines              7,028                0.40%
EMI GROUP                                Recreation, Other Consumer Goods          6,692                0.38%
UNITED UTILITIES                            Business & Public Services             6,511                0.37%
SCHRODERS                                       Financial Services                 6,368                0.36%
COMPASS GROUP                               Business & Public Services             6,325                0.36%
SCOTTISH & NEWCASTLE                            Leisure & Tourism                  6,146                0.35%
ROLLS-ROYCE                              Aerospace & Military Technology           5,936                0.34%
HILTON GROUP (LADBROKE)                         Leisure & Tourism                  5,688                0.32%
HANSON                                   Building Materials & Components           5,544                0.31%
BLUE CIRCLE INDUSTRIES                   Building Materials & Components           5,484                0.31%
ASSOCIATED BRITISH FOODS                    Food & Household Products              5,429                0.31%
BRITISH STEEL                                     Metals - Steel                   5,201                0.29%
MISYS                                       Business & Public Services             5,088                0.29%
THAMES WATER                                Business & Public Services             5,029                0.28%
STAGECOACH HOLDINGS                        Transportation - Road & Rail            4,802                0.27%
SMITHS INDUSTRIES                            Machinery & Engineering               4,677                0.26%
CARLTON COMMUNICATIONS                          Leisure & Tourism                  4,629                0.26%
WOLSELEY                                 Building Materials & Components           4,570                0.26%
NEXT                                              Merchandising                    4,431                0.25%
SAFEWAY PLC                                       Merchandising                    4,382                0.25%
BRITISH LAND CO                                    Real Estate                     4,346                0.25%
RMC GROUP                                Building Materials & Components           4,274                0.24%
WILLIAMS                                  Electronic Comp. & Instruments           4,140                0.23%
TI GROUP                                          Multi-Industry                   3,882                0.22%
BBA GROUP                                     Industrial Components                3,508                0.20%
ELECTROCOMPONENTS                         Electronic Comp. & Instruments           3,488                0.20%
PROVIDENT FINANCIAL                             Financial Services                 3,380                0.19%
BURMAH CASTROL                                    Energy Sources                   3,368                0.19%
LASMO                                             Energy Sources                   3,301                0.19%
ANGLIAN WATER                               Business & Public Services             3,238                0.18%
RANK GROUP                                      Leisure & Tourism                  3,212                0.18%
TATE & LYLE                                 Food & Household Products              2,957                0.17%
ARJO WIGGINS APPLETON                        Forest Products & Paper               2,923                0.17%
MEPC                                               Real Estate                     2,919                0.17%
BPB                                      Building Materials & Components           2,881                0.16%
SLOUGH ESTATES                                     Real Estate                     2,406                0.14%
BUNZL                                     Misc. Materials & Commodities            2,360                0.13%
OCEAN GROUP                                 Business & Public Services             2,330                0.13%
HAMMERSON                                          Real Estate                     2,306                0.13%
JOHNSON MATTHEY                                   Multi-Industry                   2,149                0.12%
BOWTHORPE                                 Electronic Comp. & Instruments           1,979                0.11%
FKI                                          Electrical & Electronics              1,947                0.11%
PILKINGTON                                Misc. Materials & Commodities            1,905                0.11%
REXAM                                     Misc. Materials & Commodities            1,864                0.11%


                                                                               Index Market          Weight in
                                                                              Capitalization        MSCI Index
Constituent Name                                Industry Sector             (Millions of US$)           (%)
----------------                                ---------------              ----------------           ---
REXAM                                     Misc. Materials & Commodities            1,864                0.11%
RACAL ELECTRONICS                            Electrical & Electronics              1,752                0.10%
IMI                                               Multi-Industry                   1,723                0.10%
TARMAC                                   Building Materials & Components           1,615                0.09%
BERKELEY GROUP (THE)                          Construction & Housing               1,603                0.09%
UNITED BISCUITS                             Food & Household Products              1,478                0.08%
UNIGATE                                     Food & Household Products              1,476                0.08%
LONMIN (LONRHO)                                     Gold Mines                     1,445                0.08%
ST JAMES'S PLACE CAPITAL                        Financial Services                 1,372                0.08%
GREAT PORTLAND ESTATES                             Real Estate                     1,369                0.08%
HYDER                                       Business & Public Services             1,363                0.08%
DE LA RUE                                   Business & Public Services             1,358                0.08%
COBHAM                                   Aerospace & Military Technology           1,353                0.08%
CARADON                                  Building Materials & Components           1,302                0.07%
BARRATT DEVELOPMENTS                          Construction & Housing               1,214                0.07%
TAYLOR WOODROW                                Construction & Housing               1,195                0.07%
MEYER INTERNATIONAL                      Building Materials & Components           1,164                0.07%
RUGBY GROUP                              Building Materials & Components           1,157                0.07%
LEX SERVICE                                 Business & Public Services             1,142                0.06%
AMEC                                          Construction & Housing                902                 0.05%
WIMPEY (GEORGE)                               Construction & Housing                895                 0.05%
HEPWORTH                                 Building Materials & Components            890                 0.05%
ELEMENTIS 98                                        Chemicals                       812                 0.05%
BICC                                          Industrial Components                 765                 0.04%
LAIRD GROUP                                  Machinery & Engineering                700                 0.04%
VICKERS                                      Machinery & Engineering                653                 0.04%
JARVIS                                        Construction & Housing                629                 0.04%
COATS VIYELLA                                   Textiles & Apparel                  597                 0.03%
WILSON (CONNOLLY) HLDGS                       Construction & Housing                570                 0.03%
DELTA                                         Industrial Components                 394                 0.02%
TRANSPORT DEVELOPMENT                      Transportation - Road & Rail             328                 0.02%
COURTAULDS TEXTILES                             Textiles & Apparel                  282                 0.02%

                                                                   APPENDIX A-23

                      MSCI USA INDEX AS OF AUGUST 31, 1999

                                                                                Index Market          Weight in
                                                                               Capitalization        MSCI Index
Constituent Name                                 Industry Sector             (Millions of US$)           (%)
----------------                                 ---------------              ----------------           ---
MICROSOFT CORP                              Business & Public Services            467,155               5.48%
GENERAL ELECTRIC CO                               Multi-Industry                  367,473               4.31%
INTEL CORP                                Electronic Comp. & Instruments          276,505               3.24%
IBM CORP                                  Data Processing & Reproduction          226,061               2.65%
CISCO SYSTEMS                             Electronic Comp. & Instruments          218,566               2.56%
WAL-MART STORES                                   Merchandising                   197,054               2.31%
LUCENT TECHNOLOGIES                          Electrical & Electronics             194,741               2.29%
EXXON CORP                                        Energy Sources                  191,492               2.25%
MERCK & CO                                    Health & Personal Care              158,599               1.86%
CITIGROUP                                       Financial Services                151,861               1.78%
AT & T CORP                                     Telecommunications                150,928               1.77%
COCA-COLA CO                                   Beverages & Tobacco                147,593               1.73%
PFIZER                                        Health & Personal Care              146,576               1.72%
AMERICAN INT'L GROUP                                Insurance                     143,467               1.68%
BRISTOL-MYERS SQUIBB CO                       Health & Personal Care              139,770               1.64%
JOHNSON & JOHNSON                             Health & Personal Care              137,547               1.61%
MCI WORLDCOM                                    Telecommunications                133,515               1.57%
PROCTER & GAMBLE CO                         Food & Household Products             131,854               1.55%
HEWLETT-PACKARD CO                        Data Processing & Reproduction          106,745               1.25%
BANK OF AMERICA CORP                                 Banking                      105,565               1.24%
AMERICA ONLINE                              Business & Public Services            101,182               1.19%
BELL ATLANTIC CORP                              Telecommunications                 95,174               1.12%
SBC COMMUNICATIONS                              Telecommunications                 94,387               1.11%
HOME DEPOT                                        Merchandising                    91,124               1.07%
PHILIP MORRIS COS                              Beverages & Tobacco                 90,327               1.06%
BELLSOUTH CORP                                  Telecommunications                 85,706               1.01%
LILLY (ELI) & CO                              Health & Personal Care               82,153               0.96%
MOBIL CORP                                        Energy Sources                   80,111               0.94%
SCHERING-PLOUGH CORP                          Health & Personal Care               77,481               0.91%
TIME WARNER                                 Broadcasting & Publishing              70,751               0.83%
ABBOTT LABORATORIES                           Health & Personal Care               65,988               0.77%
WELLS FARGO & CO                                     Banking                       65,803               0.77%
TEXAS INSTRUMENTS                         Electronic Comp. & Instruments           64,474               0.76%
FANNIE MAE                                      Financial Services                 63,796               0.75%
DU PONT (E.I) DE NEMOURS                            Chemicals                      62,042               0.73%
AMERICAN EXPRESS                                Financial Services                 61,776               0.72%
CHEVRON CORP                                      Energy Sources                   60,497               0.71%
EMC CORP                                  Electronic Comp. & Instruments           60,373               0.71%
DISNEY (WALT) CO NEW                            Leisure & Tourism                  57,219               0.67%
WARNER-LAMBERT CO                             Health & Personal Care               56,476               0.66%
MCDONALD'S CORP                                 Leisure & Tourism                  56,185               0.66%
MOTOROLA                                  Electronic Comp. & Instruments           55,627               0.65%
AMERICAN HOME PRODUCTS                        Health & Personal Care               54,697               0.64%
ORACLE CORP                                 Business & Public Services             52,541               0.62%
GILLETTE CO                                   Health & Personal Care               51,622               0.61%
BANK ONE CORP                                        Banking                       47,058               0.55%

                                                                                Index Market          Weight in
                                                                               Capitalization        MSCI Index
Constituent Name                                 Industry Sector             (Millions of US$)           (%)
----------------                                 ---------------              ----------------           ---
GENERAL MOTORS CORP                                Automobiles                     42,956               0.50%
BOEING CO                                Aerospace & Military Technology           41,818               0.49%
AT&T-LIBERTY MEDIA GRP A                    Broadcasting & Publishing              40,484               0.48%
FIRST UNION CORP                                     Banking                       40,168               0.47%
SPRINT FON GROUP                                Telecommunications                 38,496               0.45%
MINNESOTA MINING & MFG                            Multi-Industry                   38,049               0.45%
ANHEUSER-BUSCH                                 Beverages & Tobacco                 36,042               0.42%
GAP                                               Merchandising                    33,549               0.39%
CBS CORP                                    Broadcasting & Publishing              32,445               0.38%
SCHWAB (CHARLES) CORP                           Financial Services                 32,102               0.38%
UNITED TECHNOLOGIES CORP                 Aerospace & Military Technology           31,766               0.37%
XEROX CORP                                Data Processing & Reproduction           31,701               0.37%
KIMBERLY-CLARK CORP                           Health & Personal Care               30,314               0.36%
COMPUTER ASSOC INT'L                        Business & Public Services             30,303               0.36%
ENRON CORP                                 Utilities - Electrical & Gas            29,616               0.35%
VIACOM B                                    Broadcasting & Publishing              29,040               0.34%
QUALCOMM                                     Electrical & Electronics              28,952               0.34%
ATLANTIC RICHFIELD                                Energy Sources                   28,312               0.33%
ELECTRONIC DATA SYSTEMS                     Business & Public Services             27,626               0.32%
CARNIVAL CORP A                                 Leisure & Tourism                  27,401               0.32%
MERRILL LYNCH & CO                              Financial Services                 27,170               0.32%
APPLIED MATERIALS                         Electronic Comp. & Instruments           26,504               0.31%
BANK NEW YORK CO                                     Banking                       26,287               0.31%
ALLSTATE CORP                                       Insurance                      26,196               0.31%
MONSANTO CO                                         Chemicals                      25,969               0.30%
DAYTON HUDSON CORP                                Merchandising                    25,559               0.30%
DOW CHEMICAL CO                                     Chemicals                      24,964               0.29%
AUTOMATIC DATA PROCESS                      Business & Public Services             24,324               0.29%
EASTMAN KODAK CO                         Recreation, Other Consumer Goods          23,626               0.28%
ALCOA                                          Metals - Non-Ferrous                23,214               0.27%
WALGREEN CO                                       Merchandising                    23,149               0.27%
MORGAN (J.P) & CO                                    Banking                       22,914               0.27%
FLEET FINANCIAL GROUP                                Banking                       22,709               0.27%
US BANCORP                                           Banking                       22,406               0.26%
DUKE ENERGY CORP                           Utilities - Electrical & Gas            20,943               0.25%
SUNTRUST BANKS                                       Banking                       20,681               0.24%
HALLIBURTON CO                             Energy Equipment & Services             20,433               0.24%
CATERPILLAR                                  Machinery & Engineering               20,148               0.24%
ALBERTSON'S                                       Merchandising                    20,132               0.24%
SARA LEE CORP                               Food & Household Products              20,102               0.24%
MBNA CORP                                       Financial Services                 19,794               0.23%
BAXTER INTERNATIONAL                          Health & Personal Care               19,525               0.23%
ILLINOIS TOOL WORKS                           Industrial Components                19,521               0.23%
INT'L PAPER CO                               Forest Products & Paper               19,298               0.23%
CAMPBELL SOUP CO (US)                       Food & Household Products              19,185               0.23%
MARSH & MCLENNAN COS                                Insurance                      19,167               0.22%
KROGER CO                                         Merchandising                    19,027               0.22%
FIRST DATA CORP                             Business & Public Services             19,004               0.22%
GANNETT CO                                  Broadcasting & Publishing              18,981               0.22%
WASHINGTON MUTUAL                                    Banking                       18,886               0.22%

                                                                                Index Market          Weight in
                                                                               Capitalization        MSCI Index
Constituent Name                                 Industry Sector             (Millions of US$)           (%)
----------------                                 ---------------              ----------------           ---
SOUTHERN CO                                Utilities - Electrical & Gas            18,865               0.22%
MICRON TECHNOLOGY                         Electronic Comp. & Instruments           18,748               0.22%
CIGNA CORP                                          Insurance                      18,273               0.21%
HOUSEHOLD INTERNATIONAL                         Financial Services                 18,097               0.21%
WILLIAMS COS                                      Energy Sources                   17,646               0.21%
NATIONAL CITY CORP                                   Banking                       17,372               0.20%
HEINZ (H.J) CO                              Food & Household Products              16,783               0.20%
COSTCO CO                                         Merchandising                    16,506               0.19%
CVS CORP                                          Merchandising                    16,293               0.19%
CORNING                                   Electronic Comp. & Instruments           16,230               0.19%
WACHOVIA CORP                                        Banking                       15,929               0.19%
PNC BANK CORP                                        Banking                       15,814               0.19%
COLUMBIA/HCA HEALTHCARE                     Business & Public Services             15,298               0.18%
SEARS, ROEBUCK & CO                               Merchandising                    14,285               0.17%
CENDANT CORP                                Business & Public Services             13,999               0.16%
BANKBOSTON CORP                                      Banking                       13,804               0.16%
BURLINGTON NTHN SANTA FE                   Transportation - Road & Rail            13,482               0.16%
NIKE B                                   Recreation, Other Consumer Goods          13,428               0.16%
WASTE MANAGEMENT                            Business & Public Services             13,323               0.16%
MAY DEPARTMENT STORES CO                          Merchandising                    13,053               0.15%
KEYCORP                                              Banking                       12,988               0.15%
BMC SOFTWARE                                Business & Public Services             12,875               0.15%
GENERAL MILLS                               Food & Household Products              12,800               0.15%
FDX CORP                                    Business & Public Services             12,623               0.15%
GENERAL DYNAMICS CORP                    Aerospace & Military Technology           12,584               0.15%
TEXTRON                                           Multi-Industry                   12,176               0.14%
UNION PACIFIC CORP                         Transportation - Road & Rail            12,054               0.14%
AFLAC                                               Insurance                      12,007               0.14%
CONAGRA                                     Food & Household Products              11,961               0.14%
PG&E CORP                                  Utilities - Electrical & Gas            11,627               0.14%
NEWELL RUBBERMAID(NEWELL                 Appliances & Household Durables           11,552               0.14%
AVON PRODUCTS                                 Health & Personal Care               11,491               0.13%
TEXAS UTILITIES                            Utilities - Electrical & Gas            11,349               0.13%
UNITED HEALTHCARE CORP                      Business & Public Services             11,325               0.13%
WEYERHAEUSER CO                              Forest Products & Paper               11,284               0.13%
ROCKWELL INT'L                            Electronic Comp. & Instruments           11,257               0.13%
BAKER HUGHES                               Energy Equipment & Services             11,222               0.13%
INTERPUBLIC GROUP OF COS                    Business & Public Services             11,094               0.13%
TRIBUNE CO                                  Broadcasting & Publishing              11,066               0.13%
AETNA                                       Business & Public Services             10,961               0.13%
SYSCO CORP                                  Business & Public Services             10,798               0.13%
CLOROX CO                                   Food & Household Products              10,679               0.13%
DELPHI AUTOMOTIVE SYS                         Industrial Components                10,594               0.12%
INGERSOLL-RAND CO                            Machinery & Engineering               10,558               0.12%
APPLE COMPUTER                            Data Processing & Reproduction           10,497               0.12%
PPG INDUSTRIES                                      Chemicals                      10,433               0.12%
HARTFORD FINANCIAL SVCS                             Insurance                      10,311               0.12%
MCGRAW-HILL COS                             Broadcasting & Publishing              10,224               0.12%
UNOCAL CORP                                       Energy Sources                   10,114               0.12%

                                                                                Index Market          Weight in
                                                                               Capitalization        MSCI Index
Constituent Name                                 Industry Sector             (Millions of US$)           (%)
----------------                                 ---------------              ----------------           ---
STAPLES                                           Merchandising                    10,089               0.12%
CHUBB CORP                                          Insurance                      10,061               0.12%
CONSOLIDATED EDISON                        Utilities - Electrical & Gas            9,998                0.12%
NORFOLK SOUTHERN CORP                      Transportation - Road & Rail            9,950                0.12%
FPL GROUP                                  Utilities - Electrical & Gas            9,729                0.11%
STATE STREET CORP                                    Banking                       9,644                0.11%
USX-MARATHON GROUP                                Energy Sources                   9,607                0.11%
MASCO CORP                               Building Materials & Components           9,540                0.11%
CSX CORP                                   Transportation - Road & Rail            9,497                0.11%
PENNEY (J.C) CO                                   Merchandising                    9,428                0.11%
LINCOLN NATIONAL CORP                               Insurance                      9,391                0.11%
PIONEER HI-BRED INT'L                     Misc. Materials & Commodities            9,369                0.11%
COASTAL CORP                                      Energy Sources                   9,259                0.11%
TANDY CORP                                        Merchandising                    9,243                0.11%
IMS HEALTH                                  Business & Public Services             9,240                0.11%
PUBLIC SV ENTERPRISE CO                    Utilities - Electrical & Gas            9,098                0.11%
DEERE & CO                                   Machinery & Engineering               9,068                0.11%
QUAKER OATS CO                              Food & Household Products              9,010                0.11%
DOMINION RESOURCES                         Utilities - Electrical & Gas            8,878                0.10%
MARRIOTT INT'L A                                Leisure & Tourism                  8,828                0.10%
AMR CORP                                    Transportation - Airlines              8,825                0.10%
EDISON INTERNATIONAL                       Utilities - Electrical & Gas            8,810                0.10%
GOODYEAR TIRE & RUBBER                        Industrial Components                8,755                0.10%
RALSTON - RALSTON PURINA                    Food & Household Products              8,601                0.10%
UNUMPROVIDENT (UNUM CORP                            Insurance                      8,600                0.10%
AON CORP                                            Insurance                      8,550                0.10%
MCKESSON HBOC                               Business & Public Services             8,481                0.10%
UNICOM CORP                                Utilities - Electrical & Gas            8,388                0.10%
SOUTHWEST AIRLINES CO                       Transportation - Airlines              8,371                0.10%
HARLEY-DAVIDSON                          Recreation, Other Consumer Goods          8,360                0.10%
RELIANT ENER(HOUSTON IND                   Utilities - Electrical & Gas            8,205                0.10%
COMERICA                                             Banking                       8,139                0.10%
LIMITED                                           Merchandising                    8,108                0.10%
MATTEL                                   Recreation, Other Consumer Goods          8,101                0.10%
DOVER CORP                                        Multi-Industry                   8,063                0.09%
ARCHER-DANIELS-MIDLAND                      Food & Household Products              8,028                0.09%
NOVELL                                      Business & Public Services             7,997                0.09%
ROHM & HAAS CO                                      Chemicals                      7,938                0.09%
PECO ENERGY CO                             Utilities - Electrical & Gas            7,792                0.09%
GEORGIA-PACIFIC GROUP                        Forest Products & Paper               7,747                0.09%
UNION CARBIDE CORP                                  Chemicals                      7,564                0.09%
OCCIDENTAL PETROLEUM                              Energy Sources                   7,542                0.09%
PRAXAIR                                             Chemicals                      7,432                0.09%
SEAGATE TECHNOLOGY                        Data Processing & Reproduction           7,391                0.09%
ENTERGY CORP                               Utilities - Electrical & Gas            7,361                0.09%
ST PAUL COS                                         Insurance                      7,255                0.09%
AIR PRODUCTS & CHEMICALS                            Chemicals                      7,169                0.08%
DELTA AIR LINES                             Transportation - Airlines              7,131                0.08%
FORT JAMES CORP                               Health & Personal Care               7,126                0.08%

                                                                                Index Market          Weight in
                                                                               Capitalization        MSCI Index
Constituent Name                                 Industry Sector             (Millions of US$)           (%)
----------------                                 ---------------              ----------------           ---
JEFFERSON-PILOT CORP                                Insurance                      7,070                0.08%
BECTON, DICKINSON                             Health & Personal Care               7,040                0.08%
EATON CORP                                    Industrial Components                7,036                0.08%
AMERICAN ELECTRIC POWER                    Utilities - Electrical & Gas            7,022                0.08%
PE CORP-PE BIOSYSTEMS                         Health & Personal Care               6,854                0.08%
GENERAL MOTORS H (NEW)                       Electrical & Electronics              6,820                0.08%
FIRSTENERGY CORP                           Utilities - Electrical & Gas            6,702                0.08%
EQUITY OFFICE PROPERTIES                           Real Estate                     6,592                0.08%
TRW                                           Industrial Components                6,560                0.08%
K.MART CORP                                       Merchandising                    6,219                0.07%
CONSOLIDATED NATURAL GAS                   Utilities - Electrical & Gas            6,102                0.07%
ADOBE SYSTEMS                               Business & Public Services             6,078                0.07%
PACIFICORP                                 Utilities - Electrical & Gas            6,077                0.07%
JOHNSON CONTROLS                              Industrial Components                5,825                0.07%
CAROLINA POWER & LIGHT                     Utilities - Electrical & Gas            5,803                0.07%
DTE ENERGY                                 Utilities - Electrical & Gas            5,784                0.07%
PAINE WEBBER GROUP                              Financial Services                 5,732                0.07%
MAYTAG CORP                              Appliances & Household Durables           5,537                0.06%
AVERY DENNISON CORP                         Business & Public Services             5,445                0.06%
BLOCK (H&R)                                 Business & Public Services             5,431                0.06%
SEMPRA ENERGY                              Utilities - Electrical & Gas            5,355                0.06%
WHIRLPOOL CORP                           Appliances & Household Durables           5,323                0.06%
CHAMPION INTERNATIONAL                       Forest Products & Paper               5,266                0.06%
EQUITY RESIDENTIAL PPTY                            Real Estate                     5,261                0.06%
MBIA                                                Insurance                      5,177                0.06%
GENUINE PARTS CO                         Wholesale & International Trade           5,170                0.06%
GOLDEN WEST FINANCIAL                                Banking                       5,094                0.06%
WINN-DIXIE STORES                                 Merchandising                    5,053                0.06%
SEALED AIR CORP                           Misc. Materials & Commodities            4,905                0.06%
COOPER INDUSTRIES                            Electrical & Electronics              4,897                0.06%
COLUMBIA ENERGY GROUP                      Utilities - Electrical & Gas            4,884                0.06%
SAFECO CORP                                         Insurance                      4,856                0.06%
CENTRAL & SOUTH WEST                       Utilities - Electrical & Gas            4,810                0.06%
RITE AID CORP                                     Merchandising                    4,789                0.06%
PARKER HANNIFIN CORP                          Industrial Components                4,748                0.06%
BLACK & DECKER CORP                      Recreation, Other Consumer Goods          4,578                0.05%
DOW JONES & CO                              Broadcasting & Publishing              4,552                0.05%
CONSTELLATION ENER(BALTI                   Utilities - Electrical & Gas            4,431                0.05%
PP&L RESOURCES                             Utilities - Electrical & Gas            4,415                0.05%
WILLAMETTE INDUSTRIES                        Forest Products & Paper               4,412                0.05%
INT'L FLAVORS FRAGRANCES                            Chemicals                      4,321                0.05%
VF CORP                                         Textiles & Apparel                 4,317                0.05%
VULCAN MATERIALS CO                      Building Materials & Components           4,300                0.05%
GENERAL PUBLIC UTILITIES                   Utilities - Electrical & Gas            4,289                0.05%
SIMON PROPERTY GROUP                               Real Estate                     4,227                0.05%
DUN & BRADSTREET CORP                       Business & Public Services             4,216                0.05%
STARWOOD HOT.&RES. WORLD                        Leisure & Tourism                  4,212                0.05%
ELECTRONIC ARTS                          Recreation, Other Consumer Goods          4,198                0.05%
TIMES MIRROR CO A                           Broadcasting & Publishing              4,153                0.05%
SHERWIN-WILLIAMS CO                                 Chemicals                      4,146                0.05%

                                                                                Index Market          Weight in
                                                                               Capitalization        MSCI Index
Constituent Name                                 Industry Sector             (Millions of US$)           (%)
----------------                                 ---------------              ----------------           ---
REYNOLDS METALS CO                             Metals - Non-Ferrous                4,124                0.05%
DONNELLEY (RR) & SONS                       Business & Public Services             4,120                0.05%
GRAINGER (WW)                            Wholesale & International Trade           4,065                0.05%
NUCOR CORP                                        Metals - Steel                   4,063                0.05%
SONAT                                      Utilities - Electrical & Gas            3,976                0.05%
PARAMETRIC TECHNOLOGY                       Business & Public Services             3,870                0.05%
TORCHMARK CORP                                      Insurance                      3,801                0.04%
MEAD CORP                                    Forest Products & Paper               3,787                0.04%
SERVICE CORP INT'L                          Business & Public Services             3,757                0.04%
CASE CORP                                    Machinery & Engineering               3,670                0.04%
COUNTRYWIDE CREDIT IND                          Financial Services                 3,638                0.04%
EASTMAN CHEMICAL CO                                 Chemicals                      3,630                0.04%
NORTHERN STATES POWER CO                   Utilities - Electrical & Gas            3,619                0.04%
ALLEGHENY TELEDYNE                                Multi-Industry                   3,560                0.04%
PARK PLACE ENTERTAINMENT                        Leisure & Tourism                  3,489                0.04%
TEMPLE INLAND                                Forest Products & Paper               3,454                0.04%
NEWMONT MINING CORP                                 Gold Mines                     3,422                0.04%
TOYS R US                                         Merchandising                    3,420                0.04%
HEALTHSOUTH CORP                            Business & Public Services             3,396                0.04%
NALCO CHEMICAL CO                                   Chemicals                      3,381                0.04%
AMERICAN PWR CONVERSION                      Electrical & Electronics              3,375                0.04%
PEOPLESOFT                                  Business & Public Services             3,363                0.04%
UAL CORP                                    Transportation - Airlines              3,333                0.04%
READERS DIGEST ASS'N A                      Broadcasting & Publishing              3,330                0.04%
CROWN CORK & SEAL CO                      Misc. Materials & Commodities            3,250                0.04%
PHELPS DODGE CORP                              Metals - Non-Ferrous                3,241                0.04%
NAVISTAR INTERNATIONAL                       Machinery & Engineering               3,217                0.04%
SUPERVALU                                         Merchandising                    3,167                0.04%
HILTON HOTELS CORP                              Leisure & Tourism                  3,164                0.04%
POTOMAC ELEC POWER CO                      Utilities - Electrical & Gas            3,141                0.04%
FLUOR CORP                                   Machinery & Engineering               3,136                0.04%
GLOBAL MARINE                              Energy Equipment & Services             3,081                0.04%
VIAD CORP                                   Business & Public Services             2,981                0.03%
ITT INDUSTRIES                                Industrial Components                2,973                0.03%
SUNOCO                                            Energy Sources                   2,945                0.03%
LITTON INDUSTRIES                        Aerospace & Military Technology           2,919                0.03%
DIAL CORP (NEW)                             Food & Household Products              2,860                0.03%
HARRAH'S ENTERTAINMENT                          Leisure & Tourism                  2,860                0.03%
NIAGARA MOHAWK HOLDINGS                    Utilities - Electrical & Gas            2,834                0.03%
WISCONSIN ENERGY CORP                      Utilities - Electrical & Gas            2,825                0.03%
SHAW INDUSTRIES                          Appliances & Household Durables           2,820                0.03%
PACIFICARE HEALTH SYS                       Business & Public Services             2,736                0.03%
DELUXE CORP                                 Business & Public Services             2,661                0.03%
SPX CORP                                      Industrial Components                2,636                0.03%
CRESCENT REAL ESTATE                               Real Estate                     2,632                0.03%
WESTVACO CORP                                Forest Products & Paper               2,623                0.03%
ENGELHARD CORP                                      Chemicals                      2,505                0.03%
CUMMINS ENGINE CO                            Machinery & Engineering               2,500                0.03%
PROMUS HOTEL CORP                               Leisure & Tourism                  2,441                0.03%
NORTHEAST UTILITIES                        Utilities - Electrical & Gas            2,408                0.03%

                                                                                Index Market          Weight in
                                                                               Capitalization        MSCI Index
Constituent Name                                 Industry Sector             (Millions of US$)           (%)
----------------                                 ---------------              ----------------           ---
BRUNSWICK CORP                           Recreation, Other Consumer Goods          2,350                0.03%
USX-US STEEL GROUP                                Metals - Steel                   2,345                0.03%
STANLEY WORKS                            Recreation, Other Consumer Goods          2,341                0.03%
LIZ CLAIBORNE                                   Textiles & Apparel                 2,336                0.03%
MURPHY OIL CORP                                   Energy Sources                   2,282                0.03%
MALLINCKRODT                                  Health & Personal Care               2,276                0.03%
US AIRWAYS GROUP                            Transportation - Airlines              2,275                0.03%
ILLINOVA CORP                              Utilities - Electrical & Gas            2,229                0.03%
GEORGIA-PACIFIC TIMBER                       Forest Products & Paper               2,217                0.03%
HOMESTAKE MINING CO                                 Gold Mines                     2,212                0.03%
HCR MANOR CARE                              Business & Public Services             2,168                0.03%
MANPOWER                                    Business & Public Services             2,137                0.03%
HOST MARRIOTT CORP                              Leisure & Tourism                  2,109                0.02%
DARDEN RESTAURANTS                              Leisure & Tourism                  2,091                0.02%
HARRIS CORP                                  Electrical & Electronics              2,070                0.02%
BOISE CASCADE CORP                           Forest Products & Paper               2,051                0.02%
LOUISIANA-PACIFIC CORP                   Building Materials & Components           1,987                0.02%
SNAP-ON                                      Machinery & Engineering               1,972                0.02%
ARMSTRONG WORLD IND                      Building Materials & Components           1,946                0.02%
INT'L GAME TECHNOLOGY                           Leisure & Tourism                  1,882                0.02%
CNF TRANSPORTATION                         Transportation - Road & Rail            1,874                0.02%
FMC CORP                                          Multi-Industry                   1,850                0.02%
COMSAT CORP                                     Telecommunications                 1,830                0.02%
TIDEWATER                                  Energy Equipment & Services             1,806                0.02%
CENTEX CORP                                   Construction & Housing               1,672                0.02%
ROUSE CO                                           Real Estate                     1,658                0.02%
IKON OFFICE SOLUTIONS                       Business & Public Services             1,654                0.02%
FREEPORT MCMORAN C & G B                       Metals - Non-Ferrous                1,586                0.02%
RYDER SYSTEM                                Business & Public Services             1,562                0.02%
TEKTRONIX                                 Electronic Comp. & Instruments           1,558                0.02%
AVNET                                    Wholesale & International Trade           1,555                0.02%
OWENS CORNING                            Building Materials & Components           1,542                0.02%
CYPRUS AMAX MINERALS CO                        Metals - Non-Ferrous                1,532                0.02%
HUMANA                                      Business & Public Services             1,524                0.02%
CATELLUS DEVELOPMENT                               Real Estate                     1,463                0.02%
ACNIELSEN CORP                              Business & Public Services             1,451                0.02%
EG&G                                              Multi-Industry                   1,438                0.02%
BRIGGS & STRATTON CORP                       Machinery & Engineering               1,417                0.02%
MEDPARTNERS                                 Business & Public Services             1,395                0.02%
WORTHINGTON INDUSTRIES                            Metals - Steel                   1,387                0.02%
LUBRIZOL CORP                                       Chemicals                      1,384                0.02%
CLAYTON HOMES                                 Construction & Housing               1,373                0.02%
HELMERICH & PAYNE                                 Energy Sources                   1,362                0.02%
NATIONAL SERVICE IND                              Multi-Industry                   1,307                0.02%
TRINITY INDUSTRIES                           Machinery & Engineering               1,271                0.01%
MCDERMOTT INTERNATIONAL                    Energy Equipment & Services             1,270                0.01%
OXFORD HEALTH PLANS                         Business & Public Services             1,253                0.01%
OGDEN CORP                                        Multi-Industry                   1,116                0.01%
BETHLEHEM STEEL CORP                              Metals - Steel                   1,003                0.01%
PULTE CORP                                    Construction & Housing               1,000                0.01%

                                                                                Index Market          Weight in
                                                                               Capitalization        MSCI Index
Constituent Name                                 Industry Sector             (Millions of US$)           (%)
----------------                                 ---------------              ----------------           ---
VENATOR GROUP                                     Merchandising                     979                 0.01%
PITTSTON BRINK'S GROUP                      Business & Public Services              973                 0.01%
FREEPORT MCMORAN C & G A                       Metals - Non-Ferrous                 968                 0.01%
ASARCO                                         Metals - Non-Ferrous                 829                 0.01%
UNIFI                                           Textiles & Apparel                  813                 0.01%
CBRL GROUP                                      Leisure & Tourism                   803                 0.01%
PE CORP-CELERA GENOMICS                     Business & Public Services              716                 0.01%
CALLAWAY GOLF CO                         Recreation, Other Consumer Goods           702                 0.01%
MILACRON                                     Machinery & Engineering                667                 0.01%
VARIAN MEDICAL(VARIAN AS                      Health & Personal Care                648                 0.01%
HARLAND (JOHN H) CO                         Business & Public Services              618                 0.01%
BATTLE MOUNTAIN GOLD CO                             Gold Mines                      402                 0.00%

APPENDIX B

The Company intends to effect deliveries of Portfolio Securities on a basis of "T" plus three New York business days (i.e., days on which the New York Stock Exchange is open) in the relevant foreign market of each WEBS Index Series, except as discussed below. The ability of the Company to effect in-kind redemptions within three New York business days of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays but "good" New York business days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in New York, the redemption settlement cycle will be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Company from delivering securities within three New York business days.

The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with local market holiday schedules, will require a delivery process longer than seven calendar days for some WEBS Index Series, in certain circumstances, during the fourth quarter of 1999 and calendar year 2000. The holidays applicable to each WEBS Index Series during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each WEBS Index Series. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

THE AUSTRALIA WEBS INDEX SERIES

REGULAR HOLIDAYS. The regular Australian holidays affecting the relevant securities markets (and their respective dates in the forth quarter of 1999 and calendar year 2000) are as follows:

        -----------------------------------------------------
        Labour Day 1                     -  October 4, 1999
        Melbourne Cup Day 2              -  November 2, 1999
        Christmas Holiday                -  December 27, 1999
        Boxing Day                       -  December 28, 1999
        Market Holiday                   -  December 31, 1999
        Public Holiday                   -  January 3, 2000
        Australia Day                    -  January 26, 2000
        Labour Day 3                     -  March 13, 2000
        Labour Day 4                     -  March 20, 2000
        Good Friday                      -  April 21, 2000
        Easter Monday                    -  April 24, 2000
        Anzac Day                        -  April 25, 2000
        Queen's Birthday                 -  June 12, 2000
        Bank Holiday 5                   -  August 7, 2000
        Labour Day 1                     -  October 2, 2000
        Melbourne Cup Day 2              -  November 7, 2000
        Christmas Day                    -  December 25, 2000
        Boxing Day                       -  December 26, 2000
        -----------------------------------------------------

1.       New South Wales only.
2.       Melbourne only.
3.       Victoria only.
4.       Australia Capital Territory only.
5.       New South Wales and Northern Territory only.

REDEMPTION. Redemption request over the following Australian holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in the fourth quarter of 1999 and calendar year 2000):

-----------------------------------------------------------------------------------------
                                   REDEMPTION         REDEMPTION
DATE            HOLIDAY         REQUEST DATE (R)   SETTLEMENT DATE   SETTLEMENT PERIOD
-----------------------------------------------------------------------------------------
12/27/99   Christmas Holiday        12/24/99            1/3/00             R+10
4/21/00       Good Friday            4/18/00           4/26/00              R+8
4/24/00      Easter Monday           4/19/00           4/27/00              R+8
4/25/00        Anzac Day             4/20/00           4/28/00              R+8
-----------------------------------------------------------------------------------------

In the fourth quarter of 1999 and calendar year 2000, R+8 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the Australia WEBS Index Series.

THE AUSTRIA WEBS INDEX SERIES

REGULAR HOLIDAYS. The regular Austrian holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1999 and calendar year 2000) are as follows:

------------------------------------------------------------
National Holiday                    -    October 26, 1999
Bank Holiday                        -    November 1, 1999
Immaculate Conception               -    December 8, 1999
Christmas Eve                       -    December 24, 1999
Christmas Day                       -    December 25, 1999
Exchange Holiday 1                  -    December 30, 1999
New Year's Eve                      -    December 31, 1999
Epiphany                            -    January 6, 2000
Good Friday 1                       -    April 21, 2000
Easter Monday                       -    April 24, 2000
Labor Day                           -    May 1, 2000
Ascension Day                       -    June 1, 2000
Whit Monday                         -    June 12, 2000
Bank Holiday                        -    June 22, 2000
Bank Holiday                        -    August 15, 2000
National Day                        -    October 26, 2000
All Saints' Day                     -    November 1, 2000
Immaculate Conception               -    December 8, 2000
Christmas Eve 2                     -    December 22, 2000
Christmas Day                       -    December 25, 2000
Boxing Day                          -    December 26, 2000
Exchange Holiday 1                  -    December 29, 2000
New Year's Eve                      -    December 31, 2000
------------------------------------------------------------

1.       Stock Exchange holiday only.
2.       Bank holiday only.

REDEMPTION. A redemption request over the following Austrian holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in the fourth quarter of 1999 and calendar year 2000):

------------------------------------------------------------------------------------------------
                                       REDEMPTION          REDEMPTION
DATE               HOLIDAY          REQUEST DATE (R)    SETTLEMENT DATE     SETTLEMENT PERIOD
------------------------------------------------------------------------------------------------
12/22/00        Christmas Eve           12/23/99            12/31/99               R+8
12/25/00        Christmas Day           12/20/00            12/28/00               R+8
12/26/00          Boxing Day            12/21/00            12/29/00               R+8
------------------------------------------------------------------------------------------------

In the fourth quarter of 1999 and calendar year 2000, R+8 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the Austria WEBS Index Series.

THE BELGIUM WEBS INDEX SERIES

REGULAR HOLIDAYS. The regular Belgian holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1999 and calendar year 2000) are as follows:

---------------------------------------------------------
All Saints' Day                 -  November 1, 1999
Armistice Day                   -  November 11, 1999
Christmas Eve 1                 -  December 24, 1999
New Years Eve                   -  December 31, 1999
Good Friday                     -  April 21, 2000
Easter Monday                   -  April 24, 2000
Labour Day                      -  May 1, 2000
Ascension Day 2                 -  June 1, 2000
Bank Holiday 3                  -  June 2, 2000
Whit Monday 2                   -  June 12, 2000
National Holiday 2              -  July 21, 2000
Assumption Day 2                -  August 15, 2000
All Saints' Day 2               -  November 1, 2000
Bank Holiday 3                  -  November 13, 2000
Christmas Day                   -  December 25, 2000
Boxing Day                      -  December 26, 2000
---------------------------------------------------------

1.       Brussels Exchanges close at 2:00 p.m.
2.       Stock Exchange holiday only.
3.       Target, BXS and Central Depository open.

REDEMPTION. The Company is not aware of a redemption request over any Belgian holiday that would result in a settlement period that will exceed 7 calendar days in the fourth quarter of 1999 and calendar year 2000.

THE BRAZIL (FREE) WEBS INDEX SERIES

REGULAR HOLIDAYS. The regular Brazilian holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 2000 and calendar year 2000) are as follows:

------------------------------------------------------------
Religious Holiday                    -   October 12, 1999
All Souls' Day                       -   November 2, 1999
Republic Day                         -   November 15, 1999
Christmas Eve 1                      -   December 24, 1999
Holiday                              -   December 31, 1999
New Year's Day                       -   January 1, 2000
Rio de Janeiro's Anniversary 2       -   January 20, 2000
Sao Paulo's Anniversary 3            -   January 25, 2000
Carnival                             -   March 6, 2000
Carnival                             -   March 7, 2000
Good Friday                          -   April 21, 2000
Labor Day                            -   May 1, 2000
Corpus Christi                       -   June 22, 2000
Independence Day                     -   September 7, 2000
Our Lady of Aparecida                -   October 12, 2000
All Souls' Day                       -   November 2, 2000
Republic Day                         -   November 15, 2000
Christmas Day                        -   December 25, 2000
New Year Holiday                     -   December 29, 2000
Bank Holiday                         -   December 31, 2000
------------------------------------------------------------

1.   Banks close at 12:00 p.m. local time; BOVESPA BVRJ and BM&F closed all day.
2.   Rio de Janeiro only.
3.   Sao Paulo only.

REDEMPTION. The Company is not aware of a redemption request over any Brazilian holiday that would result in a settlement period that will exceed 7 calendar days in the fourth quarter of 2000 and calendar year 2000.

THE CANADA WEBS INDEX SERIES

REGULAR HOLIDAYS. The regular Canadian holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1999 and calendar year 2000) are as follows:

-----------------------------------------------------------
Thanksgiving Day                  -  October 11, 1999
Remembrance Day 1                 -  November 11, 1999
Christmas Eve 2                   -  December 24, 1999
Christmas Day (observed)          -  December 27, 1999
Boxing Day (observed)             -  December 28, 1999
New Year's Eve 2                  -  December 31, 1999
Bank Holiday                      -  January 3, 2000
Traditional Holiday 3             -  January 4, 2000
Good Friday                       -  April 21, 2000
Victoria Day                      -  May 22, 2000
Saint Jean Baptiste 3             -  June 26, 2000
Canada Day                        -  July 3, 2000
Civic Holiday 1                   -  August 7, 2000
Labor Day                         -  September 4, 2000
Thanksgiving Day                  -  October 9, 2000
Remembrance Day 1                 -  November 13, 2000
Christmas Day                     -  December 25, 2000
Boxing Day                        -  December 26, 2000
-----------------------------------------------------------

1. Except Quebec.
2. Toronto Stock Exchange will close at 1:00 p.m. local time.
3. Quebec only.

REDEMPTION. The Company is not aware of a redemption request over any Canadian holiday that would result in a settlement period that will exceed 7 calendar days in the fourth quarter of 1999 and calendar year 2000.

THE EMU WEBS INDEX SERIES

REGULAR HOLIDAYS. The dates in the fourth quarter of 1999 and the calendar year 2000 on which the regular Austrian, Belgian, Finnish, French, German, Irish, Italian, Dutch, Portuguese and Spanish holidays affecting the relevant securities markets fall are as follows:

AUSTRIA

        -----------------------------------------------------------------
        October 26, 1999        January 6, 2000       October 26, 2000
        November 1, 1999        April 21, 2000        November 1, 2000
        December 8, 1999        April 24, 2000        December 8, 2000
        December 24, 1999       May 1, 2000           December 22, 2000
        December 25, 1999       June 1, 2000          December 25, 2000
        December 30, 1999       June 12, 2000         December 26, 2000
        December 31, 1999       June 22, 2000         December 29, 2000
                                August 15, 2000       December 31, 2000
        -----------------------------------------------------------------

BELGIUM

        -----------------------------------------------------------------
        November 1, 1999      May 1, 2000        August 15, 2000
        November 11, 1999     June 1, 2000       November 1, 2000
        December 24, 1999     June 2, 2000       November 13, 2000
        December 31, 2000     June 12, 2000      December 25, 2000
        April 21, 2000        July 21, 2000      December 26, 2000
        April 24, 2000
        -----------------------------------------------------------------

FINLAND

        ------------------------------------------------------------------
        December 6, 1999      April 21, 2000      June 24, 2000
        December 24, 1999     April 24, 2000      December 6, 2000
        December 27, 1999     May 1, 2000         December 24, 2000
        December 28, 1999     June 1, 2000        December 25, 2000
        January 1, 2000       June 23, 2000       December 26, 2000
        January 6, 2000
        ------------------------------------------------------------------

FRANCE

        ------------------------------------------------------------------
        November 1, 1999      May 1, 2000         August 15, 2000
        November 11, 1999     May 8, 2000         November 1, 2000
        December 24, 1999     June 1, 2000        November 11, 2000
        December 31, 1999     June 12, 2000       December 25, 2000
        April 21, 2000        July 14, 2000       December 26, 2000
        April 24, 2000
        ------------------------------------------------------------------

GERMANY

        ------------------------------------------------------------------
        October 3, 1999       April 21, 2000      October 3, 2000
        December 24, 1999     April 24, 2000      December 24, 2000
        December 25, 1999     May 1, 2000         December 25, 2000
        December 26, 1999     June 1, 2000        December 26, 2000
        December 31, 1999     June 12, 2000       December 31, 2000
        January 1, 2000       June 22, 2000
        ------------------------------------------------------------------

IRELAND

        ------------------------------------------------------------------
        October 25, 1999      March 17, 2000      August 7, 2000
        December 27, 1999     April 21, 2000      October 30, 2000
        December 28, 1999     April 24, 2000      December 25, 2000
        December 29, 1999     May 1, 2000         December 26, 2000
        January 3, 2000       June 5, 2000        December 27, 2000
        ------------------------------------------------------------------

ITALY

        ------------------------------------------------------------------
        November 1, 1999      April 24, 2000      December 24, 2000
        December 24, 1999     May 1, 2000         December 25, 2000
        December 31, 1999     August 15, 2000     December 26, 2000
        April 21, 2000

        ------------------------------------------------------------------

NETHERLANDS

        ------------------------------------------------------------------
        December 31, 1999     June 1, 2000        December 25, 2000
        April 21, 2000        June 12, 2000       December 26, 2000
        April 24, 2000
        ------------------------------------------------------------------

PORTUGAL

        ------------------------------------------------------------------
        October 5, 1999       March 7, 2000       August 15, 2000
        November 1, 1999      April 21, 2000      October 5, 2000
        December 1, 1999      April 24, 2000      November 1, 2000
        December 8, 1999      April 25, 2000      December 1, 2000
        December 24, 1999     May 1, 2000         December 8, 2000
        December 25, 1999     June 10, 2000       December 22, 2000
        ------------------------------------------------------------------

        ------------------------------------------------------------------
        December 31, 1999     June 13, 2000       December 25, 2000
        January 1, 2000       June 22, 2000       December 26, 2000
        ------------------------------------------------------------------

SPAIN

        ------------------------------------------------------------------
        October 12, 1999      December 31, 1999   November 1, 2000
        November 1, 1999      January 6, 2000     December 6, 2000
        November 8, 1999      April 21, 2000      December 8, 2000
        December 6, 1999      April 24, 2000      December 25, 2000
        December 8, 1999      May 1, 2000         December 26, 2000
        December 24, 1999     October 12, 2000
        ------------------------------------------------------------------

REDEMPTION. A redemption request over the following holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall during the fourth quarter of 1999 and the calendar year 2000 ). The longest redemption cycle for the EMU WEBS Index Series is a function of the longest redemption cycles among the countries whose stocks comprise this WEBS Index Series. In the fourth quarter of 1999 and the calendar year 2000, the dates of the regular holidays affecting the German securities markets present the worst-case redemption cycle for the EMU WEBS Index Series as follows:

GERMANY
------------------------------------------------------------------------------------------------
                                       REDEMPTION          REDEMPTION
DATE               HOLIDAY          REQUEST DATE (R)    SETTLEMENT DATE     SETTLEMENT PERIOD
------------------------------------------------------------------------------------------------
12/24/99        Christmas Eve           12/21/99            12/29/99               R+8
12/27/99        Christmas Day           12/22/99            12/30/99               R+8
12/28/99      St. Stephen's Day         12/23/99             1/3/00               R+11
12/22/00        Christmas Eve           12/19/00            12/27/00               R+8
12/25/00        Christmas Day           12/20/00            12/28/00               R+8
12/26/00      St. Stephen's Day         12/21/00            12/29/00               R+8
------------------------------------------------------------------------------------------------

In the fourth quarter of 1999 and calendar year 2000, R+11 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the EMU WEBS Index Series.

THE FRANCE WEBS INDEX SERIES

REGULAR HOLIDAYS. The regular French holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1999 and calendar year 2000) are as follows:

--------------------------------------------------
All Saints' Day           -  November 1, 1999
1918 Armistice Day 1      -  November 11 1999
Christmas Eve 2           -  December 24, 1999
Market Systems Closed 3   -  December 31, 1999
Good Friday 4             -  April 21, 2000
Easter Monday             -  April 24, 2000
Labour Day                -  May 1, 2000
1945 Armistice Day 1      -  May 8, 2000
Ascension Day 1           -  June 1, 2000
Whit Monday 5             -  June 12, 2000
Bastille Day 5            -  July 14, 2000
Assumption Day 1          -  August 15, 2000
All Saints' Day 1         -  November 1, 2000
Christmas Day             -  December 25, 2000
Boxing Day 4              -  December 26, 2000
--------------------------------------------------

1.       Bank holiday only.
2.       Banks close at noon.
3.       Clearing and settlement systems closed.
4.       Stock exchange holiday only.

5.       Banks and equities market closed.

REDEMPTION. The Company is not aware of a redemption request over any French holiday that would result in a settlement period that will exceed 7 calendar days in the fourth quarter of 1999 and calendar year 2000.

THE GERMANY WEBS INDEX SERIES

REGULAR HOLIDAYS. The regular German holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1999 and calendar year 2000) are as follows:

---------------------------------------------------------
Re-unification Day             -    October 3, 1999
Christmas Eve 1                -    December 24, 1999
Christmas Day                  -    December 25, 1999
Boxing Day                     -    December 26, 1999
New Year's Eve 1               -    December 31, 1999
New Year's Day                 -    January 1, 2000
Good Friday 2                  -    April 21, 2000
Easter Monday 2                -    April 24, 2000
Labor Day                      -    May 1, 2000
Ascension Day 3                -    June 1, 2000
Whit Monday 3                  -    June 12, 2000
Corpus Christi 3               -    June 22, 2000
Re-unification Day 3           -    October 3, 2000
Christmas Eve 2                -    December 24, 2000
Christmas Day                  -    December 25, 2000
Boxing Day                     -    December 26, 2000
New Year's Eve                 -    December 31, 2000
---------------------------------------------------------

1.       Only cash cleaning will take place.
2.       TARGET system remains open.
3.       Bank holiday only.

REDEMPTION. The Company is not aware of a redemption request over any German holiday that would result in a settlement period that will exceed 7 calendar days in the fourth quarter of 1999 and calendar year 2000.

------------------------------------------------------------------------------------------------
                                       REDEMPTION          REDEMPTION
DATE               HOLIDAY          REQUEST DATE (R)    SETTLEMENT DATE     SETTLEMENT PERIOD
------------------------------------------------------------------------------------------------
12/22/00        Christmas Eve           12/19/00            12/27/00               R+8
12/25/00        Christmas Day           12/20/00            12/28/00               R+8
12/26/00      St. Stephen's Day         12/21/00            12/29/00               R+8
------------------------------------------------------------------------------------------------

In the fourth quarter of 1999 and calendar year 2000, R+11 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the Germany WEBS Index Series.

THE HONG KONG WEBS INDEX SERIES

REGULAR HOLIDAYS. The regular Hong Kong holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1999 and calendar year 2000) are as follows:

                     ----------------------------------------------------------
                     National Day                    -  October 1, 1999
                     Chung Yeung Festival            -  October 18, 1999
                     Christmas Holiday               -  December 27, 1999
                     Bank Holiday                    -  December 31, 1999
                     New Year's Day                  -  January 1, 2000
                     Lunar New Year's Day            -  February 4, 2000
                     Lunar New Year's Day            -  February 7, 2000
                     Ching Ming Festival             -  April 4, 2000
                     Good Friday                     -  April 21, 2000
                     Day Following Good Friday       -  April 22, 2000
                     Easter Monday                   -  April 24, 2000
                     Labour Day                      -  May 1, 2000
                     Buddha's Birthday               -  May 11, 2000
                     Tuen Ng Festival                -  June 6, 2000
                     SAR Establishment Day           -  July 1, 2000
                     Mid-Autumn Festival             -  September 13, 2000
                     National Day                    -  October 2, 2000
                     Chung Yeung Festival            -  October 6, 2000
                     Christmas Day                   -  December 25, 2000
                     Christmas Holiday               -  December 26, 2000
                     ----------------------------------------------------------

REDEMPTION. The Company is not aware of a redemption request over any Hong Kong holiday that would result in a settlement period that will exceed 7 calendar days in the fourth quarter of 1999 and calendar year 2000.

THE ITALY WEBS INDEX SERIES

REGULAR HOLIDAYS. The regular Italian holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1999 and calendar year 2000) are as follows:

------------------------------------------------------------
All Saints' Day                    -   November 1, 1999
Christmas Eve 1                    -   December 24, 1999
New Year's Eve                     -   December 31, 1999
Good Friday                        -   April 21, 2000
Easter Monday                      -   April 24, 2000
Labor Day                          -   May 1, 2000
Assumption Day 1                   -   August 15, 2000
Christmas Eve                      -   December 24, 2000
Christmas Day                      -   December 25, 2000
Boxing Day                         -   December 26, 2000
------------------------------------------------------------

1.       Stock exchange holiday only.

REDEMPTION. The Company is not aware of a redemption request over any Italian holiday that would result in a settlement period that will exceed 7 calendar days in the fourth quarter of 1999 and calendar year 2000.

THE JAPAN WEBS INDEX SERIES

REGULAR HOLIDAYS. The regular Japanese holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1999 and calendar year 2000) are as follows:

-----------------------------------------------------------
Health-Sports Day                -  October 11, 1999
Culture Day                      -  November 3, 1999
Labor Thanksgiving Day           -  November 23, 1999
Emperor's Birthday               -  December 23, 1999
New Year's Day (observed)        -  January 3, 2000
Adult's Day                      -  January 10, 2000
Foundation Day                   -  February 11, 2000
Vernal Equinox Day               -  March 20, 2000
Constitution Day                 -  May 3, 2000
National Holiday                 -  May 4, 2000
Children's Day                   -  May 5, 2000
Marine Day                       -  July 20, 2000
Respect for the Aged Day         -  September 15, 2000
Sports Day                       -  October 9, 2000
Culture Day                      -  November 3, 2000
Labor Thanksgiving Day           -  November 23, 2000
Emperor's Birthday               -  December 23, 2000
-----------------------------------------------------------

REDEMPTION. A redemption request over the following Japanese holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in the fourth quarter of 1999 and calendar year 2000):

---------------------------------------------------------------------------------------------
                                   REDEMPTION          REDEMPTION
DATE             HOLIDAY        REQUEST DATE (R)     SETTLEMENT DATE     SETTLEMENT PERIOD
---------------------------------------------------------------------------------------------
5/3/00      Constitution Day         4/28/00             5/8/00                R+10
5/4/00      National Holiday         5/1/00              5/9/00                 R+8
5/5/00       Children's Day          5/2/00              5/10/00                R+8
---------------------------------------------------------------------------------------------

In the fourth quarter of 1999 and calendar year 2000, R+10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the Japan WEBS Index Series.

THE KOREA WEBS INDEX SERIES

REGULAR HOLIDAYS. The regular Korean holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1999 and calendar year 2000) are as follows:

-------------------------------------------------------------------------
National Foundation Day                     -     October 3, 1999
Christmas Day                               -     December 25, 1999
Bank Holiday                                -     December 29, 1999
Bank Holiday                                -     December 30, 1999
Bank Holiday                                -     December 31, 1999
Bank Holiday                                -     January 1, 2000
Bank Holiday                                -     January 2, 2000
Y2K Banking and Exchange Holiday            -     January 3, 2000
Lunar New Year                              -     February 4, 2000
Lunar New Year                              -     February 5, 2000
Independence Day                            -     March 1, 2000
Arbor Day                                   -     April 5, 2000
Bank Holiday                                -     May 1, 2000
Children's Day                              -     May 5, 2000
Buddha's Birthday                                 May 11, 2000
Memorial Day                                -     June 6, 2000
Constitution Day                            -     July 17, 2000
-------------------------------------------------------------------------

------------------------------------------------------------------------
Liberation Day                              -     August 15, 2000
Thanksgiving Day                            -     September 11, 2000
Thanksgiving Day                            -     September 12, 19999
Thanksgiving Day                            -     September 13, 2000
National Foundation Day                     -     October 3, 2000
Christmas Day                               -     December 25, 2000
------------------------------------------------------------------------

REDEMPTION. A redemption request over the following Korean holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in the fourth quarter of 1999 and calendar year 2000):

---------------------------------------------------------------------------------------------------
                                            REDEMPTION           REDEMPTION
DATE                  HOLIDAY            REQUEST DATE (R)     SETTLEMENT DATE      SETTLEMENT PERIOD
----                  -------            ----------------     ---------------      -----------------
12/29/99           Bank Holiday             12/24/99              1/4/00                R+11
12/30/99           Bank Holiday             12/27/99              1/5/00                 R+9
12/31/99           Bank Holiday             12/28/99              1/6/00                 R+9
9/11/00          Thanksgiving Day            9/6/00              9/14/00                 R+8
9/12/00          Thanksgiving Day            9/7/00              9/15/00                 R+8
9/13/00          Thanksgiving Day            9/8/00              9/18/00                R+10
---------------------------------------------------------------------------------------------------

In the fourth quarter of 1999 and calendar year 2000, R+11 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the Korean WEBS Index Series.

THE MALAYSIA (FREE) WEBS INDEX SERIES

REGULAR HOLIDAYS. The regular Malaysian holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1999 and calendar year 2000) are as follows:

----------------------------------------------------------------------
Deepavali                                    -  November 7, 1999
Public Holiday                               -  November 8, 1999
Christmas Day                                -  December 25, 1999
Non Trading and Non Settlement Day 1         -  December 31, 1999
New Year's Day                               -  January 1, 2000
Hari Raya Puasa                              -  January 8, 2000
Hari Raya Puasa                              -  January 9, 2000
Federal Territory Day                        -  February 1, 2000
Chinese New Year                             -  February 5, 2000
Chinese New Year                             -  February 6, 2000
Hari Raya Haji                               -  March 16, 2000
Awal Muharram                                -  April 6, 2000
Labour Day                                   -  May 1, 2000
Wesak Day                                    -  May 18, 2000
King's Birthday                              -  June 3, 2000
Prophet Mohammed's Birthday                  -  June 15, 2000
National Day                                 -  August 31, 2000
Deepavali                                    -  October 26, 2000
Christmas Day                                -  December 25, 2000
Hari Raya Puasa                              -  December 27, 2000
Hari Raya Puasa                              -  December 28, 2000
----------------------------------------------------------------------

1.       Stock Exchange and Central Depository only.

REDEMPTIONS. In light of the Malaysian capital restrictions imposed in September 1998, the Company is concerned about its ability to honor redemptions of Creation Units of WEBS of the Malaysia (Free) WEBS Index Series. To the extent the Company is presented with requests for the redemption of Creation Units of WEBS of the Malaysia (Free) WEBS Index

Series, the Company will seek to honor such requests consistent with the Malaysian capital restrictions. Based on the information available to date, the Company believes that (i) it cannot currently make in-kind redemptions of WEBS of the Malaysia (Free) WEBS Index Series and (ii) it may only be able to honor redemption requests through the delivery of Malaysian ringgits in Malaysia, subject to receipt of Malaysian Central Bank approval on a case by case basis. In the current circumstances, the Company suggests that requests for the redemption of Creation Units of Malaysia Series WEBS should not be made and urges investors contemplating such redemptions to consult with Malaysian counsel. See "Special Factors Regarding the Malaysia (Free) WEBS Index Series" in the Statement of Additional Information.

Assuming the Company were able to make in-kind redemptions of WEBS of the Malaysia (Free) WEBS Index Series in the manner it had done so prior to September 1999, a redemption request over the following Malaysian holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in the fourth quarter 1999 and calendar year 2000):

----------------------------------------------------------------------------------------------------
                                           REDEMPTION           REDEMPTION
DATE                  HOLIDAY           REQUEST DATE (R)      SETTLEMENT DATE      SETTLEMENT PERIOD
12/25/00          Christmas Day            12/21/00             12/29/00                 R+8
12/27/00         Hari Raya Puasa           12/22/00              1/1/01                 R+10
----------------------------------------------------------------------------------------------------

In the fourth quarter of 1999 and calendar year 2000, R+10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the Malaysia (Free) WEBS Index Series.

THE MEXICO (FREE) WEBS INDEX SERIES

REGULAR HOLIDAYS. The regular Mexican holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1999 and calendar year 2000) are as follows:

-------------------------------------------------------------
All Souls' Day                      -  November 2, 1999
Christmas Eve                       -  December 24, 1999
New Year's Eve                      -  December 31, 1999
New Year's Day                      -  January 1, 2000
Benito Juarery Day                  -  March 21, 2000
Holy Wednesday                      -  April 19, 2000
Holy Thursday                       -  April 20, 2000
Good Friday                         -  April 21, 2000
Labor Day                           -  May 1, 2000
Battle of Puebla Day                -  May 5, 2000
Mother's Day 1                      -  May 10, 2000
State of the Union Address          -  September 1, 2000
Independence Day                    -  September 16, 2000
All Souls' Day                      -  November 2, 2000
Revolution Day                      -  November 20, 2000
Our Lady of Guadalupe Day           -  December 12, 2000
Christmas Day                       -  December 25, 2000
New Year's Eve                      -  December 31, 2000
-------------------------------------------------------------

1.       Banks close at noon.

REDEMPTION. The Company is not aware of a redemption request over any Mexican holiday that would result in a settlement period that will exceed 7 calendar days in the fourth quarter of 1999 and calendar year 2000.

THE NETHERLANDS WEBS INDEX SERIES
1.

REGULAR HOLIDAYS. The regular Netherlands holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1999 and calendar year 2000) are as follows:

---------------------------------------------------------
New Year's Eve 1                -   December 31, 1999
Good Friday                     -   April 21, 2000
Easter Monday                   -   April 24, 2000
Ascension Day                   -   June 1, 2000
Whit Monday                     -   June 12, 2000
Christmas Day                   -   December 25, 2000
Boxing Day                      -   December 26, 2000
---------------------------------------------------------

1.       TARGET system only closed.

REDEMPTION. The Company is not aware of a redemption request over any Dutch holiday that would result in a settlement period that will exceed 7 calendar days in the fourth quarter of 1999 and calendar year 2000.


THE SINGAPORE (FREE) WEBS INDEX SERIES

REGULAR HOLIDAYS. The regular Singaporean holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1999 and calendar year 2000) are as follows:

---------------------------------------------------------
Deepavali                       -   November 7 1999
Public Holiday                  -   November 8, 1999
Christmas Eve                   -   December 24, 1999
Christmas Day                   -   December 25 1999
Bank Holiday                    -   December 31, 1999
New Year's Day                  -   January 1, 2000
Hari Raya Puasa                 -   January 8, 2000
Chinese New Year                -   February 5, 2000
Chinese New Year                -   February 6, 2000
Chinese New Year                -   February 7, 2000
Hari Raya Haji                  -   March 16, 2000
Good Friday                     -   April 21, 2000
Labour Day                      -   May 1, 2000
Vesak Day Observance            -   May 18, 2000
National Day                    -   August 9, 2000
Deepavali                       -   October 26, 2000
Christmas Day                   -   December 25, 2000
Hari Raya Puasa                 -   December 27, 2000
---------------------------------------------------------

REDEMPTION. The Company is not aware of a redemption request over any Singaporean holiday that would result in a settlement period that will exceed 7 calendar days in the fourth quarter of 1999 and calendar year 2000.

THE SOUTH AFRICA WEBS INDEX SERIES

REGULAR HOLIDAYS. The regular South African holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1999 and calendar year 2000) are as follows:

-------------------------------- ----- ------------------------
Day of Reconciliation             -     December 16, 1999
Christmas Day                     -     December 25 1999
Goodwill Day                      -     December 26 1999
Public Holiday                    -     December 27, 1999
Public Holiday 1                  -     December 30, 1999
Public Holiday                    -     December 31, 1999
New Year's Day                    -     January 1, 2000
Public Holiday                    -     January 2, 2000
Public Holiday                    -     January 3, 2000
Human Rights Day                  -     March 21, 2000
Good Friday                       -     April 21, 2000
Family Day                        -     April 24, 2000
Freedom Day                       -     April 27, 2000
Workers' Day                      -     May 1, 2000
Youth Day                         -     June 16, 2000
National Women's Day              -     August 9, 2000
Heritage Day                      -     September 24 2000
Public Holiday                    -     September 25, 2000
Day of Reconciliation             -     December 16, 2000
Christmas Day                     -     December 25, 2000
Goodwill Day                      -     December 26, 2000
-------------------------------- ----- ------------------------

1.       Stock Exchange only.

REDEMPTION. A redemption request over the following South African holiday would result in a settlement period that will exceed 7 calendar days (examples are based on the Days particular holidays fall in the fourth quarter of 1999 and calendar year 2000):

----------------------------------------------------------------------------------------------
                                      REDEMPTION           REDEMPTION
DATE                HOLIDAY        REQUEST DATE (R)      SETTLEMENT DATE      SETTLEMENT PERIOD
12/27/99       Public Holiday         12/24/99              1/3/00                 R+10
4/21/00          Good Friday           4/20/00              4/28/00                 R+8
----------------------------------------------------------------------------------------------

In the fourth quarter of 1999 and calendar year 2000, R+10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the South African WEBS Index Series.

THE SPAIN WEBS INDEX SERIES

REGULAR HOLIDAYS. The regular Spanish holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1999 and calendar year 2000) are as follows:

-------------------------------------------------------
National Day                  -   October 12, 1999
All Saints' Day               -   November 1, 1999
Saint Almudena                -   November 8, 1999
Constitution Day              -   December 6, 1999
Immaculate Concepcion 1       -   December 8, 1999
Christmas Eve 2               -   December 24, 1999
Christmas Day                 -   December 25, 1999
Holiday                       -   December 31, 1999
Epiphany 3                    -   January 6, 2000
Good Friday                   -   April 21, 2000
Easter Monday                 -   April 24, 2000
Labour Day                    -   May 1, 2000
National Day 3                -   October 12, 2000
All Saints' Day 3             -   November 1, 2000
Constitution Day 3            -   December 6, 2000
Immaculate Concepcion 3       -   December 8, 2000
Christmas Day                 -   December 25, 2000
Boxing Day                    -   December 26, 2000
-------------------------------------------------------

1. Banks closed; only trading and settlement for free trades and loans will take place.
2. Banks and stock exchanges closed; depository closed.
3. Stock exchange holiday only.

REDEMPTION. The Company is not aware of a redemption request over any Spanish holiday that would result in a settlement period that will exceed 7 calendar days in the fourth quarter of 1999 and calendar year 2000.

THE SWEDEN WEBS INDEX SERIES

REGULAR HOLIDAYS. The regular Swedish holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1999 and calendar year 2000) are as follows:

------------------------------------------------------
Christmas Eve                   -   December 24, 1999
New Year's Eve                  -   December 31, 1999
Epiphany Eve 1                  -   January 5, 2000
Epiphany                        -   January 6, 2000
Maundy Thursday 1               -   April 20, 2000
Good Friday                     -   April 21, 2000
Easter Monday                   -   April 24, 2000
May Day                         -   May 1, 2000
Eve of Ascension Day 1          -   May 31, 2000
Ascension Day                   -   June 1, 2000
------------------------------------------------------

------------------------------------------------------
Whit Monday                     -   June 12, 2000
Midsummer Eve                   -   June 23, 2000
All Saints' Eve 1               -   November 3, 2000
Christmas Day                   -   December 25, 2000
Boxing Day                      -   December 26, 2000
------------------------------------------------------

1.       Banks will close at 1:00 p.m. local time.

REDEMPTION. A redemption request over the following Swedish holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in the fourth quarter of 1999 and calendar year 2000):

-----------------------------------------------------------------------------------------------
                                      REDEMPTION          REDEMPTION
DATE               HOLIDAY         REQUEST DATE (R)     SETTLEMENT DATE    SETTLEMENT PERIOD
-----------------------------------------------------------------------------------------------
4/20/00        Maundy Thursday          4/17/00             4/25/00               R+8
4/21/00          Good Friday            4/18/00             4/26/00               R+8
4/24/00         Easter Monday           4/19/00             4/27/00               R+8
-----------------------------------------------------------------------------------------------

In the fourth quarter of 1999 and calendar year 2000, R+12 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the Sweden WEBS Index Series.

THE SWITZERLAND WEBS INDEX SERIES

REGULAR HOLIDAYS. The regular Swiss (Zurich) holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1999 and calendar year 2000) are as follows:

------------------------------------------------------------
New Year's Eve                    -   December 31, 1999
New Year Holiday                  -   January 3, 2000
Good Friday                       -   April 21, 2000
Easter Monday                     -   April 24, 2000
Labour Day                        -   May 1, 2000
Ascension Day                     -   June 1, 2000
Whit Monday                       -   June 12, 2000
National Day                      -   August 1, 2000
Christmas Day                     -   December 25, 2000
Boxing Day                        -   December 26, 2000
------------------------------------------------------------

REDEMPTION. The Company is not aware of a redemption request over any Swiss holiday that would result in a settlement period that will exceed 7 calendar days in the fourth quarter of 1999 and calendar year 2000.

THE TAIWAN WEBS INDEX SERIES

REGULAR HOLIDAYS. The regular Taiwanese holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1999 and calendar year 2000) are as follows:

-----------------------------------------------------------
National Day                  -    October 10, 1999
Sun Yat-Sen's Birthday        -    November 12, 1999
Constitution Day              -    December 25, 1999
Stock Market Closed           -    December 29, 1999
Stock Market Closed           -    December 30, 1999
Bank Holiday                  -    December 31, 1999
New Year's Day                -    January 1, 2000
Bank Holiday                  -    January 3, 2000
Stock Market Closed           -    January 8, 2000
Stock Market Closed           -    January 22, 2000
-----------------------------------------------------------

-----------------------------------------------------------
Lunar New Year                -    February 4, 2000
Lunar New Year                -    February 5, 2000
Lunar New Year                -    February 7, 2000
Lunar New Year                -    February 8, 2000
Youth Day                     -    March 29, 2000
Women and Children's Day      -    April 4, 2000
Tomb Sweeping Day             -    April 5, 2000
Dragon Boat Festival          -    June 6, 2000
Bank Holiday                  -    July 1, 1999
Moon Festival Day             -    September 12, 2000
Confuscius' Birthday          -    September 28, 2000
National Day                  -    October 10, 2000
Taiwan Retrocession Day       -    October 25, 1999
Chiang Kai-Shek's Birthday    -    October 31, 2000
Sun Yat-Sen's Birthday        -    November 13, 2000
Constitution Day              -    December 25, 2000
-----------------------------------------------------------

REDEMPTION. A redemption request over the following Taiwanese holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in the fourth quarter of 1999 and calendar year 2000):

-----------------------------------------------------------------------------------------------------
                                            REDEMPTION           REDEMPTION
DATE                   HOLIDAY           REQUEST DATE (R)      SETTLEMENT DATE      SETTLEMENT PERIOD
----                   -------           ----------------      ---------------      -----------------
12/29/99         Stock Market Closed         12/24/99              1/3/00                 R+11
12/30/99         Stock Market Closed         12/27/99              1/4/00                  R+9
12/31/99            Bank Holiday             12/28/99              1/5/99                  R+9
2/4/00             Lunar New Year             2/1/00               2/9/00                  R+8
2/7/00             Lunar New Year             2/2/00               2/10/00                 R+8
2/8/00             Lunar New Year             2/3/00               2/11/00                 R+8
-----------------------------------------------------------------------------------------------------

In the fourth quarter of 1999 and calendar year 2000, R+8 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the Taiwan WEBS Index Series.

THE UNITED KINGDOM WEBS INDEX SERIES

REGULAR HOLIDAYS. The regular United Kingdom holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1999 and calendar year 2000) are as follows:

---------------------------------------------------------
Christmas Holiday               -   December 27, 1999
Christmas Holiday               -   December 28, 1999
New Year's Eve 1                -   December 31, 1999
New Year's Day                  -   January 3, 2000
---------------------------------------------------------

---------------------------------------------------------
Good Friday                     -   April 21, 2000
Easter Monday                   -   April 24, 2000
May Day                         -   May 1, 2000
Spring Bank Holiday             -   May 29, 2000
Summer Holiday                  -   August 28, 2000
Christmas Day                   -   December 25, 2000
Boxing Day                      -   December 26, 2000
---------------------------------------------------------

1. Banking holiday.
2. CREST, CGO and CMO open for EURO settlement only.

REDEMPTION. A redemption request over the following United Kingdom holiday would result in a settlement period that will exceed 7 calendar days (example is based on the days particular holidays fall in the fourth quarter of 1999 and calendar year 2000):

--------------------------------------------------------------------------------------------------
                                         REDEMPTION           REDEMPTION
DATE                 HOLIDAY          REQUEST DATE (R)      SETTLEMENT DATE      SETTLEMENT PERIOD
--------------------------------------------------------------------------------------------------
12/27/99         Christmas Day           12/24/99              1/4/00                 R+11
--------------------------------------------------------------------------------------------------

In the fourth quarter of 1999 and calendar year 2000, R+11 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the United Kingdom WEBS Index Series.